UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports To Stockholders.

(a)

Ohio National Fund, Inc.

SEMIANNUAL REPORT June 30, 2023

OHIO NATIONAL FUND, INC.

President’s

Message

Dear Investor:

In our letter at the end of 2022, we said, “Undoubtedly, 2023 will be eventful.” The first half of 2023 has, indeed, proved to be quite eventful. From a global perspective, inflation, and the reactions to it, defined the state of the global economy. Inflation in most developed economies reached highs in 2022. Despite falling from a U.S. high of 9.1% in mid-year 2022, stubbornly high inflation readings continued to put pressure on consumers. The best tool to tame inflation (as in too much borrowing and spending) is to raise interest rates, thus making borrowing more expensive. In response to high inflation, the U.S. Federal Reserve (the “Fed”) continually raised the Fed Funds Rate throughout the first half of the year. After starting the year at 4.10%, by June of 2023, the rate reached 5.08%, its highest reading since late 2007.

Raising interest rates is a heavy tool that can push the economy into a recession. While a recession has not yet happened in the U.S., we did see some dramatic consequences of higher interest rates during 2023 with the liquidity crunch and eventual collapses of Silicon Valley Bank, Signature Bank, and First Republic Bank. Additionally, in Switzerland, the venerable Credit Suisse was rescued by its competitor, UBS. Beyond the banking crisis, other measures of economic health, including labor markets, remain quite strong.

From a geopolitical perspective, the conflict resulting from Russia’s invasion of Ukraine continued to stress economic and financial markets across Europe. Also, many European countries have experienced higher and much stickier inflation than the U.S. Looking to Asia, the U.S./China relationship has cooled significantly. A major contributor to negative relations this year was the shooting down of a Chinese spy balloon after drifting across the continental U.S. Additionally, the possibility of conflict over Taiwan and the South China Sea are some of the more challenging issues these two global powers will face.

During the first half of the year, stocks experienced a strong bull market. The largest rally occurred within technology stocks, particularly larger cap names. The seven stocks with outsized performance have been dubbed the “magnificent seven.” They include Apple, Microsoft, Nvidia, Amazon, Meta, Alphabet, and Tesla. As the market capitalization of these stocks grows, so does their concentration within indexes. This concentration effect has pushed up passive investments that track the technology indexes and negatively impacted the relative performance of many active managers so far in 2023. Fixed income investments generally produced positive returns during the first half of the year—a reversal of the trend in 2022, which saw a large decline in bond markets. The yield curve remains inverted, as it has been since mid-2022. While there is some historical precedent indicating that a yield curve inversion is indicative of a coming recession, we do not yet know where this inversion will lead. Overall, though, stock and bond markets experienced positive results, causing the overall economic picture to brighten when compared to the end of last year.

Equity Markets

Equity markets experienced strong performance during the first half of 2023. Within domestic equity markets, the S&P 500®, S&P MidCap 400®, and Russell 2000® indices all posted positive returns, with double-digit positive returns across the large capitalization spectrum. Growth stocks outperformed value stocks by a wide margin during the six months ended June 30, 2023. The S&P 500® Value Index returned 12.15%, while the S&P 500® Growth Index returned 21.25%. This outperformance of growth is a reversal from the end of 2022 but is a realignment of the decade-long trend favoring growth companies. Given the inflationary difficulties and general economic weakness within foreign equity markets, returns for foreign large-capitalization stocks underperformed their U.S. large-cap peers. However, global developed market equities outperformed U.S. mid-cap and small-cap stocks.

A summary of returns for key equity benchmarks is presented below:

YTD June 30, 2023 U.S. Dollar Total Returns
Index	(price and dividend)
S&P 500®	16.89%
S&P 500® Growth	21.25%
S&P 500® Value	12.15%
S&P MidCap 400®	8.84%
Russell 2000®	8.09%
MSCI All Country World Ex-USA (Net)	9.47%
MSCI Emerging Markets (Net)	4.89%

Fixed Income Markets

Fixed-income markets experienced moderately positive returns during the first half of 2023. As discussed previously, interest rates moved upward, but at a slower pace than in 2022, and the yield curve (defined here as the difference between a 2-year interest rate vs. a 10-year interest rate) remained inverted. Generally, fixed-income credit markets, specifically lower-quality issues, have a higher correlation to that of stocks. As economic news strengthens, lower-quality securities tend to outperform U.S. Treasuries and agency securities. Throughout the first half of the year, credit risk was rewarded more than interest rate risk, leading to returns in corporate bonds, both low and high quality, that outperformed Treasuries and other agency securities.

The Bloomberg U.S. Aggregate Bond Index posted a total return of 2.09% during the first half of 2023. Lower-quality indices, like the Bloomberg Corporate Bond Index and the Bloomberg U.S. Corporate High Yield Bond Index, provided total returns of 3.21% and 5.38%, respectively. The Bloomberg U.S. Securitized Index, a higher quality, shorter duration index, provided a return of 1.82% for the six-month period. The table below illustrates the returns of the various indices.

YTD June 30, 2023 U.S. Dollar Total Returns
Index	(price and interest)
Bloomberg U.S. Aggregate Bond	2.09%
Bloomberg U.S. Treasury	1.59%
Bloomberg U.S. Securitized	1.82%
Bloomberg U.S. Corporate Bond	3.21%
Bloomberg U.S. Corporate High Yield Bond	5.38%

The Ohio National Fund, Inc.

The Ohio National Fund continues to offer a wide array of investment options that can be used to build a diversified portfolio. During the first half of 2023, 15 of the 22 actively managed Portfolios beat their respective peer groups, substantially beating the success rate of active managers as a whole. In addition, before expenses, the returns of the three index Portfolios performed in line with their respective indices during the six-month period.

Looking Ahead

The prospect of a soft landing, in which inflation can be tamed while avoiding recession, increased in the first half of 2023. However, recession remains a fear as the Fed continues to signal a willingness to bring down inflation, even at the expense of economic growth. Additionally, the full consequences of the Fed’s tightening tend to lag, meaning that even without meaningful interest rate changes moving forward, the effects of the previous year will continue to be felt. Generally, uncertainty abounds as we move to the second half of 2023. However, the general fear of a recession has dimmed during the last six months, and there are plenty of opportunities for a surprise to the upside. Within equity markets, valuations are, on the whole, not stretched. The Nasdaq-100® index, which is weighted heavily towards technology, has announced a special rebalance with the purpose of bringing the “magnificent seven” stocks to a more manageable weight across the index. Within fixed-income markets, we continue to look for a resolution or improvement in the unusually long yield curve inversion. However, we believe that the worst of the Fed’s interest rate hikes are behind us.

Thank you for entrusting your assets with Ohio National Fund, Inc. We look forward to serving your financial needs in the years ahead.

Thank you for your trust,

Thomas G. Mooney

Interim President, Ohio National Fund, Inc.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

Performance as of June 30, 2023

Average Annual returns
One year	1.71%
Five years	1.64%
Ten years	2.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.61% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 3.09% versus 3.24% for its benchmark, the ICE BofA U.S. Corporate Index.

Q. What affected the Portfolio’s performance?

A. Fixed income markets registered positive returns during the first half of 2023, despite the Federal Reserve raising the Fed Funds rate. While shorter term interest rates increased, longer term interest rates declined slightly. Credit spreads also declined slightly during the period. In this environment, longer duration and lower quality bonds outperformed the benchmark, while shorter duration and higher quality bonds underperformed the benchmark.

The Portfolio’s duration was slightly shorter than the benchmark during the period, which detracted from performance compared to the benchmark. In addition, industry allocation detracted modestly from performance. Lastly, the performance of regional bank bonds in the Portfolio detracted from performance. These items were the primary drivers contributing to the Portfolio’s underperformance. On the positive side, security selection contributed to positive performance versus the benchmark. The Portfolio’s exposure to longer duration, non-cyclical bonds also provided positive relative performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

4	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Corporate Bonds (4)	92.7
Asset-Backed Securities (4)	2.3
U.S. Treasury Obligations	0.9
Other Net Assets	4.1

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.7
Industrials	10.4
Consumer Staples	10.0
Consumer Discretionary	9.1
Energy	8.5
Utilities	7.7
Materials	6.9
Health Care	5.7
Communication Services	4.7
Information Technology	3.5
Real Estate	2.8

95.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Lear Corp. 4.250%, 05/15/2029	1.7
2.	Amgen, Inc. 5.600%, 03/02/2043	1.3
3.	Marriott International, Inc. 4.900%, 04/15/2029	1.3
4.	MPLX LP 5.000%, 03/01/2033	1.3
5.	Kinross Gold Corp. 4.500%, 07/15/2027	1.3
6.	Mosaic Co. / The 4.050%, 11/15/2027	1.3
7.	Hasbro, Inc. 3.900%, 11/19/2029	1.2
8.	Ares Capital Corp. 3.200%, 11/15/2031	1.2
9.	Boeing Co. / The 3.200%, 03/01/2029	1.2
10.	Bank of Montreal 3.803%, 12/15/2032	1.1

5

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds – 92.7%			Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 4.7%
AT&T, Inc. (Diversified Telecom. Svs.)			4.900%	08/15/2037	$1,000,000	$938,540
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)			3.700%	04/01/2051	1,000,000	631,879
Comcast Corp. (Media)			3.250%	11/01/2039	3,000,000	2,379,673
Meta Platforms, Inc. (Interactive Media & Svs.)			4.950%	05/15/2033	1,000,000	999,226
Time Warner Cable LLC (Media)			6.550%	05/01/2037	2,000,000	1,917,348
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)			3.875%	04/15/2030	1,800,000	1,658,283
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.400%	11/01/2034	1,500,000	1,384,460
Verizon Communications, Inc. (Diversified Telecom. Svs.)			2.875%	11/20/2050	1,000,000	651,488

						10,560,897

CONSUMER DISCRETIONARY – 9.1%
Amazon.com, Inc. (Broadline Retail)			3.875%	08/22/2037	1,000,000	913,151
Aptiv PLC (Automobile Components)			4.350%	03/15/2029	1,000,000	960,382
Aptiv PLC / Aptiv Corp. (Automobile Components)			3.250%	03/01/2032	2,000,000	1,712,317
Best Buy Co., Inc. (Specialty Retail)			1.950%	10/01/2030	1,500,000	1,208,287
Expedia Group, Inc. (Hotels, Restaurants & Leisure)			4.625%	08/01/2027	1,000,000	969,048
Hasbro, Inc. (Leisure Products)			3.900%	11/19/2029	3,000,000	2,710,921
Home Depot, Inc. / The (Specialty Retail)			2.375%	03/15/2051	2,000,000	1,239,117
Lear Corp. (Automobile Components)			4.250%	05/15/2029	4,000,000	3,735,616
Lowe’s Cos., Inc. (Specialty Retail)			3.000%	10/15/2050	2,000,000	1,310,859
M.D.C. Holdings, Inc. (Household Durables)			3.850%	01/15/2030	2,000,000	1,754,910
Magna International, Inc. (Automobile Components)			3.625%	06/15/2024	1,000,000	980,037
Marriott International, Inc. (Hotels, Restaurants & Leisure)			4.900%	04/15/2029	3,000,000	2,918,826

						20,413,471

CONSUMER STAPLES – 10.0%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.700%	02/01/2036	2,000,000	1,945,229
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.900%	02/01/2046	1,000,000	955,791
Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.600%	04/15/2048	2,000,000	1,856,501
B.A.T. Capital Corp. (Tobacco)			3.215%	09/06/2026	1,000,000	929,412
B.A.T. Capital Corp. (Tobacco)			4.700%	04/02/2027	2,000,000	1,936,449
Brown-Forman Corp. (Beverages)			4.750%	04/15/2033	2,000,000	2,007,491
Coca-Cola Co. / The (Beverages)			3.000%	03/05/2051	1,000,000	761,877
Coca-Cola Co. / The (Beverages)			2.500%	03/15/2051	1,000,000	683,185
Constellation Brands, Inc. (Beverages)			5.000%	02/02/2026	500,000	498,129
Hershey Co. / The (Food Products)			1.700%	06/01/2030	1,800,000	1,493,213
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(a	)	5.750%	04/01/2033	1,200,000	1,127,943
Kimberly-Clark Corp. (Household Products)			1.050%	09/15/2027	2,000,000	1,726,207
Kraft Heinz Foods Co. (Food Products)			4.625%	10/01/2039	1,200,000	1,084,297
Philip Morris International, Inc. (Tobacco)			3.375%	08/15/2029	2,500,000	2,258,926
Pilgrim’s Pride Corp. (Food Products)			6.250%	07/01/2033	1,500,000	1,452,888
Smithfield Foods, Inc. (Food Products)	(a	)	3.000%	10/15/2030	2,000,000	1,568,113

						22,285,651

ENERGY – 8.5%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)			4.080%	12/15/2047	2,000,000	1,614,596
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	1,000,000	940,869
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			1.749%	08/10/2030	1,000,000	818,853
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.236%	05/11/2030	1,800,000	1,566,407
Energy Transfer LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	2,000,000	1,939,942
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	1,000,000	941,647
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.300%	12/01/2034	1,000,000	962,822
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			4.750%	09/15/2044	1,000,000	836,354
MPLX LP (Oil, Gas & Consumable Fuels)			5.000%	03/01/2033	3,000,000	2,873,654
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			5.850%	01/15/2026	1,200,000	1,204,440
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			6.000%	06/15/2035	1,000,000	994,878
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	1,000,000	849,283
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a	)	2.900%	03/01/2030	1,000,000	853,978
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a	)	4.150%	01/15/2048	1,000,000	791,960
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.750%	06/15/2027	1,000,000	943,699
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	1,000,000	921,090

						19,054,472

FINANCIALS – 25.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)			3.300%	01/30/2032	1,500,000	1,227,148
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(b	)	4.420%	08/03/2033	1,800,000	1,698,479
Ares Capital Corp. (Capital Markets)			3.200%	11/15/2031	3,500,000	2,682,974
Bank of America Corp. (Banks)			3.875%	08/01/2025	1,000,000	971,625

6	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Bank of America Corp. (Rate is fixed until 03/08/2032, at which point, the rate becomes H15T5Y + 200) (Banks)	(b	)	3.846%	03/08/2037	$1,000,000	$855,124
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b	)	3.803%	12/15/2032	2,800,000	2,468,187
BlackRock, Inc. (Capital Markets)			2.400%	04/30/2030	1,000,000	865,301
BlackRock, Inc. (Capital Markets)			2.100%	02/25/2032	2,000,000	1,612,874
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b	)	2.280%	01/28/2026	1,500,000	1,399,626
Charles Schwab Corp. / The (Capital Markets)			3.300%	04/01/2027	2,000,000	1,850,624
Citigroup, Inc. (Banks)			3.700%	01/12/2026	1,000,000	959,299
Citigroup, Inc. (Banks)			4.450%	09/29/2027	2,000,000	1,909,657
Credit Suisse AG (Banks)			7.950%	01/09/2025	2,000,000	2,040,485
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USISOA05 + 173) (Banks)	(b	)	4.682%	08/09/2028	2,000,000	1,828,615
General Motors Financial Co., Inc. (Consumer Finance)			6.400%	01/09/2033	2,000,000	2,032,881
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	2,000,000	1,930,321
Intercontinental Exchange, Inc. (Capital Markets)			3.750%	12/01/2025	1,000,000	970,634
Jefferies Financial Group, Inc. (Capital Markets)			4.850%	01/15/2027	1,800,000	1,763,239
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	2,000,000	1,874,922
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes TSFR3M + 252) (Banks)	(b	)	2.956%	05/13/2031	2,000,000	1,714,901
KeyCorp (Rate is fixed until 06/01/2032, at which point, the rate becomes SOFRINDX + 206) (Banks)	(b	)	4.789%	06/01/2033	2,500,000	2,095,846
Marsh & McLennan Cos., Inc. (Insurance)			3.500%	06/03/2024	1,400,000	1,370,675
Mitsubishi UFJ Financial Group, Inc. (Rate is fixed until 02/22/2033, at which point, the rate becomes H15T1Y + 163) (Banks)	(b	)	5.441%	02/22/2034	2,000,000	1,992,494
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	1,000,000	946,832
Morgan Stanley (Rate is fixed until 10/18/2027, at which point, the rate becomes SOFR + 224) (Capital Markets)	(b	)	6.296%	10/18/2028	2,000,000	2,055,100
PNC Bank N.A. (Banks)			2.700%	10/22/2029	2,500,000	2,089,082
State Street Corp. (Capital Markets)			2.200%	03/03/2031	2,000,000	1,624,965
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	1,000,000	964,131
Synchrony Financial (Consumer Finance)			5.150%	03/19/2029	2,000,000	1,814,567
Truist Financial Corp. (Rate is fixed until 10/28/2032, at which point, the rate becomes SOFR + 230) (Banks)	(b	)	6.123%	10/28/2033	1,000,000	1,014,823
U.S. Bancorp (Banks)			1.375%	07/22/2030	2,000,000	1,529,505
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	1,000,000	940,299
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes TSFR3M + 143) (Banks)	(b	)	2.879%	10/30/2030	2,000,000	1,727,369
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b	)	3.068%	04/30/2041	1,200,000	882,619
Wells Fargo & Co. (Banks)			4.650%	11/04/2044	1,000,000	848,317
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b	)	2.894%	02/04/2030	1,500,000	1,401,490
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISOA05 + 224) (Banks)	(b	)	4.322%	11/23/2031	1,800,000	1,667,477

						57,622,507

HEALTH CARE – 5.7%
AbbVie, Inc. (Biotechnology)			3.200%	11/21/2029	1,000,000	904,276
AbbVie, Inc. (Biotechnology)			4.250%	11/21/2049	2,000,000	1,726,259
Amgen, Inc. (Biotechnology)			5.600%	03/02/2043	3,000,000	3,009,078
HCA, Inc. (Health Care Providers & Svs.)			5.250%	06/15/2026	1,000,000	989,070
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			2.950%	06/30/2030	2,000,000	1,758,639
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			2.800%	06/30/2031	1,000,000	860,761
Regeneron Pharmaceuticals, Inc. (Biotechnology)			1.750%	09/15/2030	1,800,000	1,434,725
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			5.050%	04/15/2053	2,000,000	1,987,894

						12,670,702

INDUSTRIALS – 8.1%
Air Lease Corp. (Trading Companies & Distributors)			2.300%	02/01/2025	2,000,000	1,880,652
BAE Systems PLC (Aerospace & Defense)	(a	)	1.900%	02/15/2031	2,000,000	1,605,813
Boeing Co. / The (Aerospace & Defense)			3.200%	03/01/2029	3,000,000	2,682,298
Canadian Pacific Railway Co. (Ground Transportation)			2.050%	03/05/2030	1,300,000	1,090,494
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	2,000,000	1,955,307
Lockheed Martin Corp. (Aerospace & Defense)			1.850%	06/15/2030	1,200,000	998,405
Lockheed Martin Corp. (Aerospace & Defense)			3.600%	03/01/2035	1,000,000	893,854
Northrop Grumman Corp. (Aerospace & Defense)			2.930%	01/15/2025	1,000,000	960,967
Parker-Hannifin Corp. (Machinery)			4.200%	11/21/2034	1,400,000	1,281,884
TTX Co. (Ground Transportation)	(a	)	5.650%	12/01/2052	2,000,000	2,119,846

7	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
Union Pacific Corp. (Ground Transportation)			3.250%	08/15/2025	$1,000,000	$961,435
Waste Connections, Inc. (Commercial Svs. & Supplies)			4.250%	12/01/2028	1,800,000	1,731,760

						18,162,715

INFORMATION TECHNOLOGY – 3.5%
Broadcom, Inc. (Semiconductors & Equip.)	(a	)	2.600%	02/15/2033	2,000,000	1,562,987
Intel Corp. (Semiconductors & Equip.)			4.875%	02/10/2026	2,000,000	1,994,198
Micron Technology, Inc. (Semiconductors & Equip.)			6.750%	11/01/2029	2,000,000	2,078,983
VMware, Inc. (Software)			2.200%	08/15/2031	2,800,000	2,200,240

						7,836,408

MATERIALS – 6.9%
Anglo American Capital PLC (Metals & Mining)	(a	)	4.750%	04/10/2027	1,000,000	966,438
Anglo American Capital PLC (Metals & Mining)	(a	)	4.000%	09/11/2027	800,000	751,998
Dow Chemical Co. / The (Chemicals)			4.250%	10/01/2034	1,402,000	1,273,165
Glencore Funding LLC (Metals & Mining)	(a	)	2.850%	04/27/2031	2,000,000	1,650,875
Kinross Gold Corp. (Metals & Mining)			4.500%	07/15/2027	3,000,000	2,872,573
Mosaic Co. / The (Chemicals)			4.050%	11/15/2027	3,000,000	2,856,526
Nutrien Ltd. (Chemicals)			4.200%	04/01/2029	1,900,000	1,793,835
RPM International, Inc. (Chemicals)			4.250%	01/15/2048	3,000,000	2,292,017
Steel Dynamics, Inc. (Metals & Mining)			3.250%	01/15/2031	1,200,000	1,040,051

						15,497,478

REAL ESTATE – 2.8%
Alexandria Real Estate Equities, Inc. (Office REITs)			3.950%	01/15/2028	1,000,000	931,787
Healthcare Realty Holdings LP (Health Care REITs)			3.875%	05/01/2025	1,400,000	1,328,121
Healthcare Realty Holdings LP (Health Care REITs)			3.625%	01/15/2028	1,000,000	884,803
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a	)	4.625%	12/01/2029	1,300,000	1,180,231
Welltower OP LLC (Health Care REITs)			4.250%	04/01/2026	1,000,000	966,950
Welltower OP LLC (Health Care REITs)			2.700%	02/15/2027	1,000,000	904,850

						6,196,742

UTILITIES – 7.7%
AEP Transmission Co. LLC (Electric Utilities)			4.000%	12/01/2046	1,000,000	838,186
AEP Transmission Co. LLC (Electric Utilities)			3.750%	12/01/2047	1,351,000	1,077,889
Ameren Corp. (Multi-Utilities)			3.500%	01/15/2031	2,000,000	1,784,752
Berkshire Hathaway Energy Co. (Multi-Utilities)			3.250%	04/15/2028	1,900,000	1,748,732
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	2,000,000	1,743,138
Connecticut Light & Power Co. / The (Electric Utilities)			4.000%	04/01/2048	1,000,000	841,870
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	1,000,000	756,423
Duke Energy Indiana LLC (Electric Utilities)			5.400%	04/01/2053	500,000	503,939
Eversource Energy (Electric Utilities)			3.300%	01/15/2028	1,000,000	920,635
FirstEnergy Transmission LLC (Electric Utilities)	(a	)	4.550%	04/01/2049	1,800,000	1,501,607
Florida Power & Light Co. (Electric Utilities)			3.150%	10/01/2049	2,000,000	1,457,999
Jersey Central Power & Light Co. (Electric Utilities)	(a	)	4.300%	01/15/2026	900,000	870,512
NiSource, Inc. (Multi-Utilities)			5.250%	03/30/2028	2,000,000	1,998,418
Public Service Electric & Gas Co. (Multi-Utilities)			3.600%	12/01/2047	1,500,000	1,177,695

						17,221,795

Total Corporate Bonds (Cost $232,496,734)						$207,522,838

Asset-Backed Securities – 2.3%			Rate	Maturity	Face Amount	Value

INDUSTRIALS – 2.3%
Air Canada 2017-1 Class B Pass Through Trust	(a	)	3.700%	01/15/2026	$1,398,809	$1,298,163
FedEx Corp. 2020-1 Class AA Pass Through Trust			1.875%	02/20/2034	2,598,955	2,120,137
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	1,029,167	947,348
United Airlines 2019-2 Class AA Pass Through Trust			2.700%	05/01/2032	858,997	719,437

Total Asset-Backed Securities (Cost $5,885,929)						$5,085,085

U.S. Treasury Obligations – 0.9%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			4.500%	11/15/2025	$2,000,000	$1,989,609

Total U.S. Treasury Obligations (Cost $2,016,148)						$1,989,609

Total Investments – 95.9% (Cost $240,398,811)	(c	)				$214,597,532

Other Assets in Excess of Liabilities – 4.1%						9,137,866

Net Assets – 100.0%						$223,735,398

Percentages are stated as a percent of net assets.

8	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Abbreviations:

H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 5.400% at 06/30/2023
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 4.130% at 06/30/2023
REITs:	Real Estate Investment Trusts SOFR: Secured Overnight Financing Rate, 5.090% at 06/30/2023
TSFR3M:	Quarterly CME Term SOFR, 5.268% at 06/30/2023
USSW5:	USD Swap Semi 30/360 5 Year, 4.219% at 06/30/2023

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2023, the value of these securities totaled $17,850,464, or 8.0% of the Portfolio’s net assets.

(b)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2023.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2023

Average Annual returns
One year	13.33%
Five years	6.97%
Ten years	9.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.55% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmarks during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 12.65% versus 16.89% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA U.S. Corporate Index, returned 12.67% for the six-month period ended June 30, 2023.

Q. What affected the Portfolio’s performance?

A. The Portfolio’s equity and fixed income sleeves underperformed the primary benchmark, and the fixed income sleeve slightly underperformed the fixed income portion of the secondary benchmark. As equities had higher returns than fixed income securities during the period, the Portfolio’s allocation to fixed income securities was the primary driver of underperformance compared to the primary benchmark.

In the equity sleeve, security selection in Health Care was the primary source of weakness, with adverse performance across providers and health insurers. This includes positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiration, and the impact to health insurers amid an expected surge in expenses.

    Sentiment measures detracted, as insights designed to capture sentiment from bond markets and measures that evaluate institutional investor interest struggled during the six-month period.

Fundamental measures that evaluate managerial quality also detracted. Other nontraditional measures of company quality, such as those that evaluate company benefits and insights with a preference for founder led companies, also struggled.

Macro thematic insights helped offset the weakness by capturing the artificial intelligence (”AI”) related market rally. Specifically, industry positioning driven by inventory trends, expectations of a soft economic landing and news sentiment motivated an overweight to the Information Technology sector. Elsewhere, fundamental valuation measures also provided ballast. Derivatives had no significant impact on performance.

In the fixed income sleeve, security selection in the Financials sector was the primary source of weakness, driven by exposure to regional banks following the bank failures that occurred in the first half of 2023. Security selection in the Consumer Staples sector also detracted from performance vs. the benchmark. On the positive side, security selection in the Utilities and Information Technology sectors enhanced performance. Lastly, a small allocation to government bonds detracted from performance during the period, as corporate bonds outperformed. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

10	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	73.8
Corporate Bonds (4)	24.6
Asset-Backed Securities (4)	0.5
U.S. Treasury Obligations	0.2
Other Net Assets	0.9

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	22.3
Financials	15.6
Health Care	11.7
Consumer Discretionary	9.6
Industrials	9.3
Consumer Staples	8.6
Communication Services	7.5
Energy	5.3
Utilities	3.7
Materials	2.8
Real Estate	2.5

98.9

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	6.1
2.	Microsoft Corp.	5.8
3.	NVIDIA Corp.	2.9
4.	Amazon.com, Inc.	2.8
5.	Alphabet, Inc. Class A	2.2
6.	Meta Platforms, Inc. Class A	1.5
7.	Chevron Corp.	1.3
8.	Alphabet, Inc. Class C	1.3
9.	Walmart, Inc.	1.3
10.	PepsiCo, Inc.	1.3

11

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 73.8%			Shares	Value

COMMUNICATION SERVICES – 6.1%
Activision Blizzard, Inc. (Entertainment)	(a	)	4,540	$382,722
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	77,701	9,300,810
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	45,942	5,557,604
Comcast Corp. Class A (Media)			44,921	1,866,467
Fox Corp. Class A (Media)			78,014	2,652,476
Fox Corp. Class B (Media)			1,481	47,229
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	22,569	6,476,852
Warner Bros Discovery, Inc. (Entertainment)	(a	)	13,685	171,610

				26,455,770

CONSUMER DISCRETIONARY – 8.2%
Amazon.com, Inc. (Broadline Retail)	(a	)	94,094	12,266,094
AutoNation, Inc. (Specialty Retail)	(a	)	3,060	503,706
Best Buy Co., Inc. (Specialty Retail)			8,753	717,308
eBay, Inc. (Broadline Retail)			52,785	2,358,962
Five Below, Inc. (Specialty Retail)	(a	)	2,468	485,061
General Motors Co. (Automobiles)			61,500	2,371,440
Home Depot, Inc. / The (Specialty Retail)			10,009	3,109,196
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	4,096	1,550,336
McDonald’s Corp. (Hotels, Restaurants & Leisure)			3,149	939,693
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			6,085	671,601
Tesla, Inc. (Automobiles)	(a	)	19,961	5,225,191
TJX Cos., Inc. / The (Specialty Retail)			29,778	2,524,877
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			44,055	1,777,179
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			5,459	756,344

				35,256,988

CONSUMER STAPLES – 5.1%
Hershey Co. / The (Food Products)			14,587	3,642,374
Kimberly-Clark Corp. (Household Products)			23,817	3,288,175
PepsiCo, Inc. (Beverages)			29,333	5,433,058
Procter & Gamble Co. / The (Household Products)			28,760	4,364,043
Walmart, Inc. (Consumer Staples Distribution & Retail)			34,749	5,461,848

				22,189,498

ENERGY – 2.6%
Chevron Corp. (Oil, Gas & Consumable Fuels)			35,977	5,660,981
ConocoPhillips (Oil, Gas & Consumable Fuels)			16,127	1,670,918
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			6,347	726,351
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			10,252	1,099,527
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			5,014	584,632
Phillips 66 (Oil, Gas & Consumable Fuels)			5,039	480,620
Targa Resources Corp. (Oil, Gas & Consumable Fuels)			12,018	914,570

				11,137,599

FINANCIALS – 9.0%
Allstate Corp. / The (Insurance)			12,522	1,365,399
American Express Co. (Consumer Finance)			15,077	2,626,413
Bank of America Corp. (Banks)			118,666	3,404,528
Bank of New York Mellon Corp. / The (Capital Markets)			15,420	686,498
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	5,893	2,009,513
Citigroup, Inc. (Banks)			30,002	1,381,292
JPMorgan Chase & Co. (Banks)			8,296	1,206,570
Marsh & McLennan Cos., Inc. (Insurance)			19,334	3,636,339
Mastercard, Inc. Class A (Financial Services)			12,206	4,800,620
MetLife, Inc. (Insurance)			70,167	3,966,540
Moody’s Corp. (Capital Markets)			1,244	432,564
Nasdaq, Inc. (Capital Markets)			56,880	2,835,468
PayPal Holdings, Inc. (Financial Services)	(a	)	28,964	1,932,768
S&P Global, Inc. (Capital Markets)			1,746	699,954
Travelers Cos., Inc. / The (Insurance)			14,927	2,592,223
Visa, Inc. (Financial Services)			22,749	5,402,432

				38,979,121

HEALTH CARE – 10.4%
Abbott Laboratories (Health Care Equip. & Supplies)			16,852	1,837,205
AbbVie, Inc. (Biotechnology)			8,097	1,090,909
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			23,260	2,797,015
Amgen, Inc. (Biotechnology)			19,351	4,296,309

12	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Becton Dickinson & Co. (Health Care Equip. & Supplies)			4,674	$1,233,983
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	75,256	4,070,597
Bristol-Myers Squibb Co. (Pharmaceuticals)			66,300	4,239,885
Cigna Group / The (Health Care Providers & Svs.)			9,818	2,754,931
CVS Health Corp. (Health Care Providers & Svs.)			52,766	3,647,714
Danaher Corp. (Life Sciences Tools & Svs.)			5,934	1,424,160
Elevance Health, Inc. (Health Care Providers & Svs.)			7,469	3,318,402
Eli Lilly & Co. (Pharmaceuticals)			3,865	1,812,608
Gilead Sciences, Inc. (Biotechnology)			13,022	1,003,605
Incyte Corp. (Biotechnology)	(a	)	52,277	3,254,243
Johnson & Johnson (Pharmaceuticals)			9,001	1,489,845
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,709	1,227,985
Stryker Corp. (Health Care Equip. & Supplies)			6,971	2,126,782
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	11,242	518,593
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			6,140	2,951,130

				45,095,901

INDUSTRIALS – 6.8%
AECOM (Construction & Engineering)			32,531	2,755,050
Allegion PLC (Building Products)			12,547	1,505,891
AMETEK, Inc. (Electrical Equip.)			2,273	367,953
Cintas Corp. (Commercial Svs. & Supplies)			3,505	1,742,265
Cummins, Inc. (Machinery)			2,723	667,571
Deere & Co. (Machinery)			6,152	2,492,729
Eaton Corp. PLC (Electrical Equip.)			6,281	1,263,109
General Dynamics Corp. (Aerospace & Defense)			12,434	2,675,175
Honeywell International, Inc. (Industrial Conglomerates)			13,304	2,760,580
Illinois Tool Works, Inc. (Machinery)			12,424	3,107,988
Lockheed Martin Corp. (Aerospace & Defense)			4,771	2,196,473
Snap-on, Inc. (Machinery)			4,927	1,419,912
Timken Co. / The (Machinery)			11,972	1,095,797
W.W. Grainger, Inc. (Trading Companies & Distributors)			4,323	3,409,075
Xylem, Inc. (Machinery)			15,143	1,705,405

				29,164,973

INFORMATION TECHNOLOGY – 21.1%
Adobe, Inc. (Software)	(a	)	6,145	3,004,844
Apple, Inc. (Tech. Hardware, Storage & Periph.)			136,096	26,398,541
Applied Materials, Inc. (Semiconductors & Equip.)			32,436	4,688,299
Autodesk, Inc. (Software)	(a	)	2,928	599,098
Dropbox, Inc. Class A (Software)	(a	)	23,093	615,890
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	46,047	1,272,739
Fortinet, Inc. (Software)	(a	)	11,174	844,643
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			148,631	2,497,001
HP, Inc. (Tech. Hardware, Storage & Periph.)			33,956	1,042,789
Intel Corp. (Semiconductors & Equip.)			68,940	2,305,354
Intuit, Inc. (Software)			2,519	1,154,181
Juniper Networks, Inc. (Communications Equip.)			20,456	640,886
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	4,705	452,009
Manhattan Associates, Inc. (Software)	(a	)	11,171	2,232,859
Micron Technology, Inc. (Semiconductors & Equip.)			14,685	926,770
Microsoft Corp. (Software)			74,235	25,279,987
NVIDIA Corp. (Semiconductors & Equip.)			30,024	12,700,753
NXP Semiconductors N.V. (Semiconductors & Equip.)			2,629	538,104
QUALCOMM, Inc. (Semiconductors & Equip.)			6,506	774,474
Salesforce, Inc. (Software)	(a	)	12,231	2,583,921
Synopsys, Inc. (Software)	(a	)	1,637	712,766

				91,265,908

MATERIALS – 1.5%
Ecolab, Inc. (Chemicals)			21,205	3,958,761
FMC Corp. (Chemicals)			10,254	1,069,902
LyondellBasell Industries N.V. Class A (Chemicals)			6,932	636,566
Steel Dynamics, Inc. (Metals & Mining)			6,714	731,356

				6,396,585

REAL ESTATE – 1.5%
Equity Residential (Residential REITs)			32,721	2,158,604

13	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)				Shares	Value

REAL ESTATE (continued)
SBA Communications Corp. (Specialized REITs)				8,343	$1,933,574
Simon Property Group, Inc. (Retail REITs)				21,322	2,462,265

					6,554,443

UTILITIES – 1.5%
DTE Energy Co. (Multi-Utilities)				26,131	2,874,933
PPL Corp. (Electric Utilities)				135,160	3,576,333

					6,451,266

Total Common Stocks (Cost $283,659,299)					$318,948,052

Corporate Bonds – 24.6%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$938,541
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	1,586,448
Time Warner Cable LLC (Media)		6.550%	05/01/2037	1,000,000	958,674
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,200,000	1,105,522
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	922,973
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	651,488

					6,163,646

CONSUMER DISCRETIONARY – 1.4%
Amazon.com, Inc. (Broadline Retail)		3.875%	08/22/2037	1,000,000	913,151
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	1,000,000	805,525
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	969,048
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	1,807,281
Lear Corp. (Automobile Components)		3.500%	05/30/2030	1,000,000	875,860
Lowe’s Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	1,000,000	655,429

					6,026,294

CONSUMER STAPLES – 3.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	1,945,229
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	929,412
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	968,224
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	1,914,500
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	2,000,000	1,523,754
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	1,733,460
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	995,476
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(b)	5.750%	04/01/2033	800,000	751,962
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	800,000	722,865
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	903,570
Pilgrim’s Pride Corp. (Food Products)		6.250%	07/01/2033	1,000,000	968,592
Target Corp. (Consumer Staples Distribution & Retail)		2.350%	02/15/2030	2,000,000	1,731,999

					15,089,043

ENERGY – 2.7%
Baker Hughes Holdings LLC (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	926,445
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	940,869
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,044,271
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	969,971
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	941,648
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	962,822
MPLX LP (Oil, Gas & Consumable Fuels)		5.000%	03/01/2033	2,000,000	1,915,769
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	802,960
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,273,925
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	853,978
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	943,699
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	92,109

					11,668,466

FINANCIALS – 6.6%
AerCap Ireland Capital DAC (Financial Services)		4.875%	01/16/2024	1,000,000	992,973
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.300%	01/30/2032	1,000,000	818,099
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(c)	4.420%	08/03/2033	1,200,000	1,132,319
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	1,500,000	1,149,846
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	176,299
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	1,000,000	806,437

14	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	$1,000,000	$933,084
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	1,000,000	925,312
Citigroup, Inc. (Banks)		4.125%	07/25/2028	1,000,000	942,567
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	866,571
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c)	2.561%	05/01/2032	2,000,000	1,633,053
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	947,018
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USISOA05 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	228,577
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	06/10/2031	2,000,000	1,595,202
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	965,161
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	937,461
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes TSFR3M + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	857,450
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	946,832
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	1,500,000	1,275,740
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,950,000	1,796,409
State Street Corp. (Capital Markets)		2.200%	03/03/2031	1,000,000	812,483
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	964,131
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	2,500,000	2,307,744
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	764,752
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,410,449
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	588,413
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,401,490
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISOA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	185,275

					28,361,147

HEALTH CARE – 1.3%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	904,276
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	1,978,141
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	956,483
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	1,915,981

					5,754,881

INDUSTRIALS – 2.0%
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,880,652
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,341,149
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	977,653
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	665,603
TTX Co. (Ground Transportation)	(b)	5.650%	12/01/2052	1,000,000	1,059,923
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	951,590
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	1,730,364

					8,606,934

INFORMATION TECHNOLOGY – 1.2%
Broadcom, Inc. (Semiconductors & Equip.)	(b)	2.600%	02/15/2033	1,000,000	781,494
HP, Inc. (Tech. Hardware, Storage & Periph.)		2.650%	06/17/2031	2,000,000	1,612,199
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	1,907,144
VMware, Inc. (Software)		2.200%	08/15/2031	1,200,000	942,960

					5,243,797

MATERIALS – 1.3%
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,273,165
Glencore Funding LLC (Metals & Mining)	(b)	2.850%	04/27/2031	2,000,000	1,650,875
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	957,525
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	952,175
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	800,000	693,367

					5,527,107

REAL ESTATE – 1.0%
Alexandria Real Estate Equities, Inc. (Office REITs)		3.950%	01/15/2028	1,000,000	931,787
American Tower Corp. (Specialized REITs)		2.750%	01/15/2027	2,000,000	1,819,541
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(b)	4.625%	12/01/2029	700,000	635,509
Welltower OP LLC (Health Care REITs)		2.700%	02/15/2027	1,000,000	904,850

					4,291,687

15	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES – 2.2%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	$1,000,000	$838,186
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	797,845
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	958,252
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	892,376
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	1,000,000	856,026
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	871,569
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	841,870
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,134,635
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	715,060
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	166,845
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	1,000,000	728,999
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	785,130

					9,586,793

Total Corporate Bonds (Cost $123,202,580)					$106,319,795

Asset-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Value

INDUSTRIALS – 0.5%
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	$1,732,637	$1,413,425
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	114,352	105,261
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	858,997	719,437

Total Asset-Backed Securities (Cost $2,705,986)					$2,238,123

U.S. Treasury Obligations – 0.2%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		1.875%	02/15/2032	$1,000,000	$856,563

Total U.S. Treasury Obligations (Cost $957,192)					$856,563

Total Investments – 99.1% (Cost $410,525,057)	(d)				$428,362,533
Other Assets in Excess of Liabilities – 0.9%	(e)				4,027,964

Net Assets – 100.0%					$432,390,497

Percentages are stated as a percent of net assets.

Abbreviations:

H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 4.130% at 06/30/2023
REITs:	Real Estate Investment Trusts SOFR: Secured Overnight Financing Rate, 5.090% at 06/30/2023
TSFR3M:	Quarterly CME Term SOFR, 5.268% at 06/30/2023
USSW5:	USD Swap Semi 30/360 5 Year, 4.219% at 06/30/2023

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2023, the value of these securities totaled $5,900,586, or 1.4% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2023.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)	Includes $212,800 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	19	September 15, 2023	$4,152,718	$4,263,838	$111,120	$45,569

The accompanying notes are an integral part of these financial statements.

16

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)

Objective/Strategy

The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

Performance as of June 30, 2023

Average Annual returns
One year	21.08%
Five years	4.92%
Ten years	4.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 12.91% versus 11.67% for its benchmark, the MSCI EAFE Index (Net –USD).

Q. What affected the Portfolio’s performance?

A. The broadening market rally near period-end provided a strong tailwind to the performance of overall stock selection. Traditional valuation insights that evaluate financial statement data, and contrarian quality measures, such as a firm’s ability to internally finance operations and balance sheet strength, collectively drove overweight positions into economically sensitive parts of the market. This included cyclicals, such as consumer travel and capital goods names, which benefited returns amid declining recession concerns. Sentiment insights that capture both management and analyst views drove gains as focus shifted towards growth and the outlook for earnings. Despite positive performance from more contrarian fundamental quality insights, nontraditional measures of company quality with a growth flavor struggled. These insights that evaluate company controversy exposure, board diversity, and employee turnover proved less relevant as markets focused on macro dynamics.

Elsewhere, macro thematic insights that evaluate company revenue derived from China detracted as economic momentum in the region slowed. This was highlighted through an unsuccessful underweight to Machinery names. Derivatives had no significant impact on performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

17	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4) (5)	96.9
Preferred Securities (4) (5)	0.7
Other Net Assets	2.4

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Japan	20.4
France	12.8
United Kingdom	12.3
Switzerland	10.3
Germany	10.0
Australia	6.4
Netherlands	5.3
Spain	3.8
Denmark	2.8
Hong Kong	2.3

(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	18.1
Financials	14.9
Health Care	12.0
Consumer Discretionary	11.5
Consumer Staples	11.0
Information Technology	10.0
Materials	8.7
Communication Services	3.9
Energy	3.6
Utilities	2.7
Real Estate	1.2

97.6

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Nestle SA	3.0
2.	ASML Holding N.V.	2.7
3.	Novartis AG	2.2
4.	LVMH Moet Hennessy Louis Vuitton SE	2.2
5.	Novo Nordisk A/S Class B	2.2
6.	SAP SE	1.8
7.	Shell PLC	1.6
8.	Schneider Electric SE	1.5
9.	BHP Group Ltd.	1.5
10.	Mitsubishi UFJ Financial Group, Inc.	1.4

18

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 96.9%		Shares	Value

JAPAN – 20.4%
Advantest Corp. (Information Technology)	(a)	900	$120,568
ANA Holdings, Inc. (Industrials)	(a)(b)	3,900	93,049
Asahi Kasei Corp. (Materials)	(a)	26,200	177,847
Astellas Pharma, Inc. (Health Care)	(a)	202,600	3,019,038
Central Japan Railway Co. (Industrials)	(a)	14,900	1,868,554
Concordia Financial Group Ltd. (Financials)	(a)	13,800	54,388
Dai-ichi Life Holdings, Inc. (Financials)	(a)	41,300	792,232
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	12,000	1,217,593
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	48,700	1,287,117
DMG Mori Co. Ltd. (Industrials)	(a)	26,200	457,406
ENEOS Holdings, Inc. (Energy)	(a)	16,400	56,191
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	3,500	898,530
FUJIFILM Holdings Corp. (Information Technology)	(a)	25,300	1,502,590
Hitachi Ltd. (Industrials)	(a)	39,300	2,432,340
Honda Motor Co. Ltd. (Consumer Discretionary)	(a)	15,100	456,149
J. Front Retailing Co. Ltd. (Consumer Discretionary)	(a)	34,600	332,699
Japan Airport Terminal Co. Ltd. (Industrials)	(a)	2,900	131,272
Japan Post Bank Co. Ltd. (Financials)	(a)	50,000	391,735
Japan Post Holdings Co. Ltd. (Financials)	(a)	32,600	234,412
Japan Tobacco, Inc. (Consumer Staples)	(a)	170,800	3,743,777
JGC Holdings Corp. (Industrials)	(a)	6,800	88,638
Kakaku.com, Inc. (Communication Services)	(a)	37,400	538,516
Kao Corp. (Consumer Staples)	(a)	25,100	909,112
KDDI Corp. (Communication Services)	(a)	22,700	701,563
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	7,900	115,374
Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	(a)	9,700	527,779
Konica Minolta, Inc. (Information Technology)	(a)	9,700	33,456
Lawson, Inc. (Consumer Staples)	(a)	71,100	3,158,445
Marui Group Co. Ltd. (Financials)	(a)	39,300	687,214
Mitsubishi Chemical Group Corp. (Materials)	(a)	198,200	1,195,031
Mitsubishi Corp. (Industrials)	(a)	91,900	4,454,768
Mitsubishi Electric Corp. (Industrials)	(a)	2,600	36,537
Mitsubishi Gas Chemical Co., Inc. (Materials)	(a)	107,900	1,574,651
Mitsubishi HC Capital, Inc. (Financials)	(a)	65,600	390,877
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a)	685,100	5,056,972
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	16,500	329,209
Mizuho Financial Group, Inc. (Financials)	(a)	50,500	770,786
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	97,000	3,456,268
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	700	40,166
Nexon Co. Ltd. (Communication Services)	(a)	13,800	264,435
NIDEC CORP (Industrials)	(a)	23,600	1,297,196
Nikon Corp. (Consumer Discretionary)	(a)	3,800	49,384
Nintendo Co. Ltd. (Communication Services)	(a)	6,100	277,475
Nippon Express Holdings, Inc. (Industrials)	(a)	21,800	1,229,475

Common Stocks (Continued)		Shares	Value

JAPAN (continued)
Nippon Paint Holdings Co. Ltd. (Materials)	(a)	6,300	$52,082
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	198,800	235,557
Nissan Motor Co. Ltd. (Consumer Discretionary)	(a)	11,400	47,078
Nitto Denko Corp. (Materials)	(a)	1,100	81,537
Nomura Holdings, Inc. (Financials)	(a)	15,400	58,447
Obic Co. Ltd. (Information Technology)	(a)	2,900	464,936
Olympus Corp. (Health Care)	(a)	6,700	106,053
Omron Corp. (Information Technology)	(a)	4,800	294,043
Ono Pharmaceutical Co. Ltd. (Health Care)	(a)	1,900	34,450
Oracle Corp. (Information Technology)	(a)	5,700	423,570
Oriental Land Co. Ltd (Consumer Discretionary)	(a)	3,400	132,740
ORIX Corp. (Financials)	(a)	47,100	861,392
Otsuka Holdings Co. Ltd. (Health Care)	(a)	23,800	872,284
Recruit Holdings Co. Ltd. (Industrials)	(a)	70,100	2,237,138
Renesas Electronics Corp. (Information Technology)	(a)(b)	10,900	206,280
Resona Holdings, Inc. (Financials)	(a)	161,900	775,799
Sega Sammy Holdings, Inc. (Consumer Discretionary)	(a)	30,300	648,422
Sekisui House Ltd. (Consumer Discretionary)	(a)	41,600	841,822
Shionogi & Co. Ltd. (Health Care)	(a)	26,800	1,132,304
Skylark Holdings Co. Ltd. (Consumer Discretionary)	(a)(b)	5,400	67,520
SoftBank Corp. (Communication Services)	(a)	62,800	671,833
SoftBank Group Corp. (Communication Services)	(a)	23,000	1,091,618
Sompo Holdings, Inc. (Financials)	(a)	20,600	923,502
Sumitomo Chemical Co. Ltd. (Materials)	(a)	56,000	170,463
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	11,200	479,373
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	4,900	175,334
Sumitomo Realty & Development Co. Ltd. (Real Estate)	(a)	10,700	265,198
T&D Holdings, Inc. (Financials)	(a)	54,700	808,150
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	100,100	3,146,248
Terumo Corp. (Health Care)	(a)	16,900	537,490
Tokio Marine Holdings, Inc. (Financials)	(a)	115,300	2,662,184
Tokyo Electron Ltd. (Information Technology)	(a)	10,500	1,503,638
Toshiba Corp. (Industrials)	(a)	8,600	269,559
Toyota Motor Corp. (Consumer Discretionary)	(a)	150,800	2,409,940
Unicharm Corp. (Consumer Staples)	(a)	10,200	377,920
Yamada Holdings Co. Ltd. (Consumer Discretionary)	(a)	243,400	717,093
ZOZO, Inc. (Consumer Discretionary)	(a)	50,900	1,053,464

			73,287,275

FRANCE – 12.8%
Air Liquide SA (Materials)	(a)	342	61,315
Arkema SA (Materials)	(a)	10,387	979,801
Bureau Veritas SA (Industrials)	(a)	41,804	1,146,675
Capgemini SE (Information Technology)	(a)	8,109	1,536,179
Carrefour SA (Consumer Staples)	(a)	79,277	1,502,392
Credit Agricole SA (Financials)	(a)	62,148	738,279
Dassault Aviation SA (Industrials)	(a)	11,871	2,375,260
Dassault Systemes SE (Information Technology)	(a)	62,987	2,793,228
Engie SA (Utilities)	(a)	101,910	1,695,083

19	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

FRANCE (continued)
EssilorLuxottica SA (Health Care)	(a)	473	$89,514
Getlink SE (Industrials)	(a)	4,654	79,185
Hermes International (Consumer Discretionary)	(a)	2,265	4,927,388
La Francaise des Jeux SAEM (Consumer Discretionary)	(a)	3,440	135,443
Legrand SA (Industrials)	(a)	471	46,724
L’Oreal SA (Consumer Staples)	(a)	10,024	4,677,976
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	8,228	7,764,976
Pernod Ricard SA (Consumer Staples)	(a)	7,052	1,558,064
Safran SA (Industrials)	(a)	21,989	3,454,729
Sanofi (Health Care)	(a)	18,621	1,996,228
Schneider Electric SE (Industrials)	(a)	29,723	5,417,526
Thales SA (Industrials)	(a)	5,807	869,238
TotalEnergies SE (Energy)	(a)	4,773	273,553
Ubisoft Entertainment SA (Communication Services)	(a)(b)	36,733	1,038,298
Vallourec SA (Energy)	(a)(b)	1,948	22,997
Veolia Environnement SA (Utilities)	(a)	26,771	846,405

			46,026,456

UNITED KINGDOM – 12.3%
Anglo American PLC (Materials)	(a)	10,903	309,039
AstraZeneca PLC (Health Care)	(a)	34,827	4,988,557
Auto Trader Group PLC (Communication Services)	(a)	164,724	1,276,715
Aviva PLC (Financials)	(a)	13,506	68,071
BAE Systems PLC (Industrials)	(a)	13,443	158,613
Barclays PLC (Financials)	(a)	192,853	376,707
BP PLC (Energy)	(a)	758,568	4,444,331
British American Tobacco PLC (Consumer Staples)	(a)	142,206	4,717,887
Bunzl PLC (Industrials)	(a)	1,671	63,620
Centrica PLC (Utilities)	(a)	460,463	725,152
CNH Industrial N.V. (Industrials)	(a)	12,395	179,153
Compass Group PLC (Consumer Discretionary)	(a)	2,093	58,548
ConvaTec Group PLC (Health Care)	(a)	53,777	140,235
Endeavour Mining PLC (Materials)	(a)	7,523	180,902
Greggs PLC (Consumer Discretionary)	(a)	622	20,177
GSK PLC (Health Care)	(a)	79,996	1,413,104
Halma PLC (Information Technology)	(a)	3,953	114,425
HSBC Holdings PLC (Financials)	(a)	247,765	1,959,673
IG Group Holdings PLC (Financials)	(a)	25,654	220,505
IMI PLC (Industrials)	(a)	20,815	434,959
Intertek Group PLC (Industrials)	(a)	4,705	255,388
London Stock Exchange Group PLC (Financials)	(a)	11,713	1,241,188
Reckitt Benckiser Group PLC (Consumer Staples)	(a)	6,665	500,543
RELX PLC (Industrials)	(a)	10,748	358,321
Rightmove PLC (Communication Services)	(a)	76,728	509,699
Rio Tinto PLC (Materials)	(a)	48,078	3,054,372
Rotork PLC (Industrials)	(a)	132	512
Shell PLC (Energy)	(a)	197,706	5,886,418
Smiths Group PLC (Industrials)	(a)	157,616	3,297,887
Spectris PLC (Information Technology)	(a)	24,282	1,108,570
Standard Chartered PLC (Financials)	(a)	131,908	1,150,386
Tesco PLC (Consumer Staples)	(a)	512,847	1,620,613
Travis Perkins PLC (Industrials)	(a)	6,709	69,434
Unilever PLC (Consumer Staples)	(a)	36,166	1,885,786
Vodafone Group PLC (Communication Services)	(a)	1,366,639	1,289,450

			44,078,940

SWITZERLAND – 10.3%
ABB Ltd. (Industrials)	(a)	122,656	4,826,305

Common Stocks (Continued)		Shares	Value

SWITZERLAND (continued)
Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	(a)	2	$248,116
Chocoladefabriken Lindt & Spruengli AG NVS (Consumer Staples)	(a)	146	1,833,999
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	17,946	3,044,963
Clariant AG (Materials)	(a)	6,799	98,281
Dufry AG (Consumer Discretionary)	(a)(b)	1,571	71,613
Flughafen Zurich AG (Industrials)	(a)	137	28,475
Givaudan SA (Materials)	(a)	748	2,481,446
Holcim AG (Materials)	(a)	3,949	265,501
Logitech International SA (Information Technology)	(a)	33,797	2,009,467
Nestle SA (Consumer Staples)	(a)	88,548	10,654,512
Novartis AG (Health Care)	(a)	80,131	8,087,413
Roche Holding AG NVS (Health Care)	(a)	9,397	2,871,681
Sika AG (Materials)	(a)	752	215,089
Sonova Holding AG (Health Care)	(a)	74	19,713
Temenos AG (Information Technology)	(a)	2,514	200,170

			36,956,744

GERMANY – 9.3%
Aurubis AG (Materials)	(a)	1,157	99,137
BASF SE (Materials)	(a)	9,710	471,445
Bayer AG (Health Care)	(a)	9,478	524,001
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	19,692	2,418,500
Covestro AG (Materials)	(a)(b)	27,277	1,416,369
Deutsche Bank AG (Financials)	(a)	99,786	1,047,083
Deutsche Telekom AG (Communication Services)	(a)	31,754	692,140
Evonik Industries AG (Materials)	(a)	40,850	776,478
Freenet AG (Communication Services)	(a)	26,955	676,083
Fresenius SE & Co. KGaA (Health Care)	(a)	1,242	34,379
GEA Group AG (Industrials)	(a)	37,999	1,588,056
HUGO BOSS AG (Consumer Discretionary)	(a)	5,990	467,586
Infineon Technologies AG (Information Technology)	(a)	108,155	4,460,369
KION Group AG (Industrials)	(a)	582	23,403
Mercedes-Benz Group AG (Consumer Discretionary)	(a)	58,925	4,742,377
Nemetschek SE (Information Technology)	(a)	6,895	516,350
SAP SE (Information Technology)	(a)	47,826	6,530,350
Scout24 SE (Communication Services)	(a)	20,512	1,300,254
Siemens AG (Industrials)	(a)	25,303	4,211,647
Siemens Energy AG (Industrials)	(a)(b)	7,360	129,919
TeamViewer SE (Information Technology)	(a)(b)	72,516	1,163,836
Zalando SE (Consumer Discretionary)	(a)(b)	7,304	210,146

			33,499,908

AUSTRALIA – 6.4%
Ampol Ltd. (Energy)	(a)	8,419	168,865
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	135,814	3,516,835
Beach Energy Ltd. (Energy)	(a)	90,993	82,266
BHP Group Ltd. (Materials)	(a)	177,289	5,289,777
Brambles Ltd. (Industrials)	(a)	78,527	755,805
Cochlear Ltd. (Health Care)	(a)	226	34,582
Commonwealth Bank of Australia (Financials)	(a)	6,404	429,419
CSL Ltd. (Health Care)	(a)	9,945	1,840,311
Flight Centre Travel Group Ltd. (Consumer Discretionary)	(a)(b)	14,528	185,140
Fortescue Metals Group Ltd. (Materials)	(a)	188,977	2,814,434
GPT Group / The (Real Estate)	(a)	94,150	260,200

20	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

AUSTRALIA (continued)
JB Hi-Fi Ltd. (Consumer Discretionary)	(a)	870	$25,440
Lottery Corp. Ltd. / The (Consumer Discretionary)	(a)	115,564	396,362
Macquarie Group Ltd. (Financials)	(a)	21,363	2,545,727
Rio Tinto Ltd. (Materials)	(a)	13,915	1,070,877
Sandfire Resources Ltd. (Materials)	(a)(b)	7,878	31,234
Santos Ltd. (Energy)	(a)	15,512	78,129
Sonic Healthcare Ltd. (Health Care)	(a)	57,342	1,363,916
Steadfast Group Ltd. (Financials)	(a)	32,010	128,292
Westpac Banking Corp. (Financials)	(a)	51,803	738,979
Worley Ltd. (Industrials)	(a)	100,362	1,061,860

			22,818,450

NETHERLANDS – 5.3%
Argenx SE (Health Care)	(a)(b)	820	319,033
ASML Holding N.V. (Information Technology)	(a)	13,501	9,772,982
BE Semiconductor Industries N.V. (Information Technology)	(a)	225	24,392
ING Groep N.V. (Financials)	(a)	185,726	2,508,151
Koninklijke KPN N.V. (Communication Services)	(a)	281,936	1,006,482
NN Group N.V. (Financials)	(a)	2,323	86,197
QIAGEN N.V. (Health Care)	(a)(b)	2,936	131,701
Signify N.V. (Industrials)	(a)	37,850	1,061,342
Wolters Kluwer N.V. (Industrials)	(a)	32,676	4,149,031

			19,059,311

SPAIN – 3.8%
Acciona SA (Utilities)	(a)	7,799	1,324,526
ACS Actividades de Construccion y Servicios SA (Industrials)	(a)	7,442	261,659
Amadeus IT Group SA (Consumer Discretionary)	(a)(b)	20,741	1,581,320
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	348,208	2,684,934
Banco Santander SA (Financials)	(a)	674,932	2,504,326
Bankinter SA (Financials)	(a)	96,947	597,789
CaixaBank SA (Financials)	(a)	388,851	1,612,896
Grifols SA (Health Care)	(a)(b)	5,347	68,578
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	24,016	933,076
Repsol SA (Energy)	(a)	42,330	615,479
Telefonica SA (Communication Services)	(a)	383,664	1,556,459

			13,741,042

DENMARK – 2.8%
Genmab A/S (Health Care)	(a)(b)	1,930	732,524
Novo Nordisk A/S Class B (Health Care)	(a)	47,911	7,738,285
Novozymes A/S (Materials)	(a)	31,683	1,475,610

			9,946,419

HONG KONG – 2.3%
AIA Group Ltd. (Financials)	(a)	470,400	4,799,577
Galaxy Entertainment Group Ltd. (Consumer Discretionary)	(a)(b)	7,000	44,676
Jardine Matheson Holdings Ltd. (Industrials)	(a)	42,300	2,145,494
New World Development Co. Ltd. (Real Estate)	(a)	421,000	1,039,857
Sino Land Co. Ltd. (Real Estate)	(a)	40,000	49,188

			8,078,792

ITALY – 2.2%
Assicurazioni Generali SpA (Financials)	(a)	24,139	491,623
Enel SpA (Utilities)	(a)	418,905	2,821,866
Ferrari N.V. (Consumer Discretionary)	(a)	82	26,846

Common Stocks (Continued)		Shares	Value

ITALY (continued)
Intesa Sanpaolo SpA (Financials)	(a)	377,707	$992,732
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)	59,438	712,764
Moncler SpA (Consumer Discretionary)	(a)	616	42,623
Poste Italiane SpA (Financials)	(a)	11,264	122,205
Recordati Industria Chimica e Farmaceutica SpA (Health Care)	(a)	10,807	516,529
Snam SpA (Utilities)	(a)	219,198	1,145,535
UniCredit SpA (Financials)	(a)	41,277	962,587

			7,835,310

SWEDEN – 1.7%
Assa Abloy AB Class B (Industrials)	(a)	101,566	2,438,019
Electrolux AB Class B (Consumer Discretionary)	(a)	11,297	154,396
Elekta AB Class B (Health Care)	(a)	134,688	1,041,682
Evolution AB (Consumer Discretionary)	(a)	1,482	187,799
Industrivarden AB Class C (Financials)	(a)	17,327	478,135
Investor AB Class B (Financials)	(a)	25,539	511,035
Saab AB Class B (Industrials)	(a)	22,775	1,231,188
Swedish Orphan Biovitrum AB (Health Care)	(a)(b)	3,683	71,829

			6,114,083

BELGIUM – 1.6%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	27,300	1,546,169
Elia Group SA / N.V. (Utilities)	(a)	1,812	230,188
Groupe Bruxelles Lambert N.V. (Financials)	(a)	2,893	228,003
Sofina SA (Financials)	(a)	1,284	266,193
Solvay SA (Materials)	(a)	30,035	3,363,845

			5,634,398

NORWAY – 1.4%
DNB Bank ASA (Financials)	(a)	93,391	1,746,015
Equinor ASA (Energy)	(a)	22,480	653,037
Gjensidige Forsikring ASA (Financials)	(a)	73,858	1,183,754
Kongsberg Gruppen ASA (Industrials)	(a)	8,180	372,095
Telenor ASA (Communication Services)	(a)	92,972	942,478
Var Energi ASA (Energy)	(a)	16,516	44,929

			4,942,308

LUXEMBOURG – 1.1%
ArcelorMittal SA (Materials)	(a)	132,248	3,603,032
Tenaris SA (Energy)	(a)	20,572	307,833

			3,910,865

SINGAPORE – 1.1%
Jardine Cycle & Carriage Ltd. (Industrials)	(a)	61,100	1,577,027
Singapore Airlines Ltd. (Industrials)	(a)	437,800	2,316,995

			3,894,022

IRELAND – 0.9%
Experian PLC (Industrials)	(a)	84,115	3,232,165

AUSTRIA – 0.8%
ams-OSRAM AG (Information Technology)	(a)(b)	64,839	466,888
ANDRITZ AG (Industrials)	(a)	12,606	703,454
BAWAG Group AG (Financials)	(a)	9,094	419,935
OMV AG (Energy)	(a)	3,098	131,268
Raiffeisen Bank International AG (Financials)	(a)(b)	66,922	1,062,934

			2,784,479

PORTUGAL – 0.2%
EDP - Energias de Portugal SA (Utilities)	(a)	157,162	769,283

21	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

NEW ZEALAND – 0.1%
Xero Ltd. (Information Technology)	(a)(b)	6,603	$527,717

ISRAEL – 0.1%
Bank Hapoalim BM (Financials)	(a)	13,193	108,201
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	30,924	234,820

			343,021

Total Common Stocks (Cost $320,560,892)			$347,480,988

Preferred Securities – 0.7%	Rate		Quantity		Value

GERMANY – 0.7%
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	8.216% (c)		3,215	$365,556
Volkswagen AG (Consumer Discretionary)	(a)	22.622% (c)		15,660	2,100,436

Total Preferred Securities (Cost $2,486,442)					$2,465,992

Total Investments – 97.6% (Cost $323,047,334)			(d)		$349,946,980
Other Assets in Excess of Liabilities – 2.4%			(e)		8,614,270

Net Assets – 100.0%					$358,561,250

Percentages are stated as a percent of net assets.

Abbreviations:

NVS:     Non Voting Shares

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $349,946,980 or 97.6% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)	Includes $235,555 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	63	September 15, 2023	$6,739,816	$6,789,825	$50,009	$86,680

The accompanying notes are an integral part of these financial statements.

22

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio (renamed ON Fidelity Institutional AM® Equity Growth Portfolio as of July 28, 2023) seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2023

Average Annual returns
One year	27.66%
Five years	11.42%
Ten years	14.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 26.05% versus 29.02% for its benchmark, the Russell 1000® Growth Index.

Q. What affected the Portfolio’s performance?

A. Due to the concentrated nature of the Portfolio, relative underperformance was largely due to the individual stocks in the Portfolio rather than a market condition or investment strategy that worked for or against the Portfolio. At the sector level, stock selection in the Financials sector, as well as stock selection and an overweight allocation to the Materials sector, were the largest detractors from benchmark-relative performance. From an individual stock perspective, Apple, Inc., The Charles Schwab Corp., and Deere and Co. were the top detractors from performance.

At the sector level, stock selection in the Communication Services sector and an underweight allocation to the Consumer Staples sector contributed to benchmark-relative performance. From an individual stock perspective, Meta Platforms, Inc. Class A, Advanced Micro Devices, Inc., and Core & Main, Inc. Class A were the top contributors to performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

23	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	98.8
Discount Notes	0.9
Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	11.1
2.	Apple, Inc.	8.3
3.	Amazon.com, Inc.	6.5
4.	NVIDIA Corp.	4.3
5.	Workday, Inc. Class A	3.6
6.	Meta Platforms, Inc. Class A	3.3
7.	Core & Main, Inc. Class A	3.1
8.	Howmet Aerospace, Inc.	3.1
9.	Mastercard, Inc. Class A	3.0
10.	ASML Holding N.V.	2.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	38.2
Consumer Discretionary	14.7
Health Care	11.0
Financials	9.4
Industrials	8.9
Materials	6.0
Communication Services	5.6
Real Estate	5.0

98.8

24

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 98.8%			Shares	Value

COMMUNICATION SERVICES – 5.6%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	9,896	$1,197,119
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	5,890	1,690,312

				2,887,431

CONSUMER DISCRETIONARY – 14.7%
Amazon.com, Inc. (Broadline Retail)	(a	)	25,845	3,369,154
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	414	1,117,937
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	10,481	534,217
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b	)	1,087	1,025,830
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			3,831	422,827
Rivian Automotive, Inc. Class A (Automobiles)	(a	)	10,624	176,996
TJX Cos., Inc. / The (Specialty Retail)			10,946	928,111

				7,575,072

FINANCIALS – 9.4%
Charles Schwab Corp. / The (Capital Markets)			13,192	747,723
Cullen / Frost Bankers, Inc. (Banks)			5,988	643,890
Mastercard, Inc. Class A (Financial Services)			3,889	1,529,544
Progressive Corp. / The (Insurance)			5,190	687,000
Visa, Inc. (Financial Services)			5,217	1,238,933

				4,847,090

HEALTH CARE – 11.0%
AbbVie, Inc. (Biotechnology)			8,650	1,165,414
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,865	261,002
Argenx SE – ADR (Biotechnology)	(a	)	694	270,473
Danaher Corp. (Life Sciences Tools & Svs.)			5,315	1,275,600
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	5,417	1,015,633
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,489	343,959
Teleflex, Inc. (Health Care Equip. & Supplies)			4,602	1,113,822
Vaxcyte, Inc. (Biotechnology)	(a	)	4,474	223,432

				5,669,335

INDUSTRIALS – 8.9%
Core & Main, Inc. Class A (Trading Companies & Distributors)	(a	)	51,307	1,607,961

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Deere & Co. (Machinery)			3,338	$1,352,524
Howmet Aerospace, Inc. (Aerospace & Defense)			32,176	1,594,643

				4,555,128

INFORMATION TECHNOLOGY – 38.2%
Adobe, Inc. (Software)	(a	)	1,254	613,193
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	11,648	1,326,824
Apple, Inc. (Tech. Hardware, Storage & Periph.)			22,093	4,285,379
ASML Holding N.V. (Semiconductors & Equip.)			2,025	1,467,619
Atlassian Corp. Class A (Software)	(a	)	6,304	1,057,874
Microsoft Corp. (Software)			16,727	5,696,213
NVIDIA Corp. (Semiconductors & Equip.)			5,258	2,224,239
Texas Instruments, Inc. (Semiconductors & Equip.)			6,324	1,138,447
Workday, Inc. Class A (Software)	(a	)	8,105	1,830,838

				19,640,626

MATERIALS – 6.0%
Crown Holdings, Inc. (Containers & Packaging)			13,798	1,198,632
Freeport-McMoRan, Inc. (Metals & Mining)			13,650	546,000
Linde PLC (Chemicals)			2,388	910,019
Sherwin-Williams Co. / The (Chemicals)			1,575	418,194

				3,072,845

REAL ESTATE – 5.0%
American Tower Corp. (Specialized REITs)			5,963	1,156,464
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a	)	15,910	1,415,990

				2,572,454

Total Common Stocks (Cost $40,825,902)				$50,819,981

Discount Notes – 0.9%			Shares	Value
Fannie Mae Discount Notes. 4.652%, 7/03/2023			500,000	$500,000

Total Discount Notes (Cost $499,871)				$500,000

Total Investments – 99.7% (Cost $41,325,773)	(c	)		$51,319,981
Other Assets in Excess of Liabilities – 0.3%				129,036

Net Assets – 100.0%				$51,449,017

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,025,830 or 2.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

25

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited)

Objective/Strategy

The ON AB Small Cap Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

Performance as of June 30, 2023

Average Annual returns
One year	12.51%
Five years	4.37%
Ten years	9.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 11.10% versus 8.09% for its benchmark, the Russell 2000® Index.

Q. What affected the Portfolio’s performance?

A. Both security selection and sector allocation contributed to the Portfolio’s relative return. From a security selection perspective, selections within Information Technology, Consumer Discretionary and Materials were the largest contributors to relative returns, while selections within Health Care, Real Estate and Consumer Staples were the largest detractors. From a sector allocation perspective, the Portfolio’s overweight to Information Technology, underweight to Financials and underweight to Utilities were the largest contributors to relative returns. An underweight to Materials and overweight to Consumer Staples detracted slightly. During the six-month period, small-cap growth outperformed small-cap core and small-cap value, which contributed to the Portfolio’s relative performance.

Leading contributors to relative performance included Onto Innovation, Inc., SPS Commerce, Inc., and Manhattan Associates, Inc. Individual detractors from relative performance included National Vision Holdings, Inc., Helmerich & Payne, Inc., and Silk Road Medical, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

26	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	99.6
Exchange Traded Funds	0.2
Other Net Assets	0.2

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	SPS Commerce, Inc.	1.4
2.	Comfort Systems U.S.A., Inc.	1.1
3.	Onto Innovation, Inc.	1.1
4.	Meritage Homes Corp.	1.1
5.	Lantheus Holdings, Inc.	0.9
6.	Novanta, Inc.	0.9
7.	Altair Engineering, Inc. Class A	0.8
8.	RLI Corp.	0.8
9.	Hilton Grand Vacations, Inc.	0.8
10.	Chefs’ Warehouse, Inc. / The	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	18.9
Information Technology	18.7
Health Care	16.4
Consumer Discretionary	14.2
Financials	12.3
Consumer Staples	5.0
Energy	4.9
Real Estate	3.8
Materials	3.3
Communication Services	1.1
Utilities	1.0

99.6

27

Ohio National Fund, Inc.	ON AB Small Cap Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 99.6%			Shares	Value

COMMUNICATION SERVICES – 1.1%
AMC Networks, Inc. Class A (Media)	(a	)	3,530	$42,184
Cargurus, Inc. (Interactive Media & Svs.)	(a	)	5,410	122,428
Cars.com, Inc. (Interactive Media & Svs.)	(a	)	5,115	101,379
Cinemark Holdings, Inc. (Entertainment)	(a	)	9,019	148,814
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)			3,530	237,534
EW Scripps Co. / The Class A (Media)	(a	)	8,220	75,213
Gogo, Inc. (Wireless Telecom. Svs.)	(a	)	4,843	82,379
Lumen Technologies, Inc. (Diversified Telecom. Svs.)			57,080	129,001
Shutterstock, Inc. (Interactive Media & Svs.)			2,040	99,287
TechTarget, Inc. (Media)	(a	)	2,320	72,222
Telephone and Data Systems, Inc. (Wireless Telecom. Svs.)			11,170	91,929
Yelp, Inc. (Interactive Media & Svs.)	(a	)	4,550	165,665

				1,368,035

CONSUMER DISCRETIONARY – 14.2%
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a	)	3,030	114,170
Academy Sports & Outdoors, Inc. (Specialty Retail)			6,319	341,542
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a	)	3,040	104,394
American Axle & Manufacturing Holdings, Inc. (Automobile Components)	(a	)	19,150	158,370
American Eagle Outfitters, Inc. (Specialty Retail)			10,150	119,770
Asbury Automotive Group, Inc. (Specialty Retail)	(a	)	1,306	313,989
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)			6,750	181,507
Boot Barn Holdings, Inc. (Specialty Retail)	(a	)	2,520	213,419
Buckle, Inc. / The (Specialty Retail)			948	32,801
Cavco Industries, Inc. (Household Durables)	(a	)	600	177,000
Century Communities, Inc. (Household Durables)			1,830	140,215
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)			3,690	127,600
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)			1,380	128,588
Dana, Inc. (Automobile Components)			7,780	132,260
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	3,360	149,722
Designer Brands, Inc. Class A (Specialty Retail)			10,040	101,404
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)			1,080	62,672
Dorman Products, Inc. (Automobile Components)	(a	)	2,510	197,863
European Wax Center, Inc. Class A (Diversified Consumer Svs.)	(a	)	22,178	413,176
Five Below, Inc. (Specialty Retail)	(a	)	3,887	763,951
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a	)	335	34,827
Fox Factory Holding Corp. (Automobile Components)	(a	)	7,221	783,551
Frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	5,721	182,500
Gentherm, Inc. (Automobile Components)	(a	)	2,750	155,402
Global-e Online Ltd. (Broadline Retail)	(a	)	3,943	161,426
Green Brick Partners, Inc. (Household Durables)	(a	)	3,212	182,442
Group 1 Automotive, Inc. (Specialty Retail)			920	237,452
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)			21,640	98,246
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	21,163	961,647
Installed Building Products, Inc. (Household Durables)			1,958	274,433

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)			1,400	$136,542
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)			3,960	166,716
La-Z-Boy, Inc. (Household Durables)			4,820	138,045
LCI Industries (Automobile Components)			2,180	275,465
Leslie’s, Inc. (Specialty Retail)	(a	)	9,849	92,482
LGI Homes, Inc. (Household Durables)	(a	)	1,930	260,338
Life Time Group Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	36,255	713,136
Lithia Motors, Inc. (Specialty Retail)			2,598	790,078
M.D.C. Holdings, Inc. (Household Durables)			4,850	226,834
M/I Homes, Inc. (Household Durables)	(a	)	1,770	154,326
Meritage Homes Corp. (Household Durables)			8,684	1,235,473
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)			1,660	116,947
National Vision Holdings, Inc. (Specialty Retail)	(a	)	5,680	137,967
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)			950	93,499
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	8,475	571,554
Sabre Corp. (Hotels, Restaurants & Leisure)	(a	)	21,199	67,625
Savers Value Village, Inc. (Consumer Staples Distribution & Retail)	(a	)	14,806	350,902
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	3,100	240,932
Signet Jewelers Ltd. (Specialty Retail)			2,810	183,381
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a	)	5,473	142,189
Skyline Champion Corp. (Household Durables)	(a	)	10,420	681,989
Sonos, Inc. (Household Durables)	(a	)	9,149	149,403
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)			6,550	214,119
Stride, Inc. (Diversified Consumer Svs.)	(a	)	2,963	110,312
Sturm Ruger & Co., Inc. (Leisure Products)			2,740	145,110
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			7,324	822,339
Tri Pointe Homes, Inc. (Household Durables)	(a	)	7,833	257,392
Urban Outfitters, Inc. (Specialty Retail)	(a	)	4,130	136,827
Vista Outdoor, Inc. (Leisure Products)	(a	)	5,450	150,802
Wingstop, Inc. (Hotels, Restaurants & Leisure)			4,106	821,857
Winnebago Industries, Inc. (Automobiles)			2,890	192,734
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)			7,240	106,356

				16,930,010

CONSUMER STAPLES – 5.0%
Cal-Maine Foods, Inc. (Food Products)			2,520	113,400
Central Garden & Pet Co. Class A (Household Products)	(a	)	3,610	131,621
Chefs’ Warehouse, Inc. / The (Consumer Staples Distribution & Retail)	(a	)	26,535	948,892
e.l.f. Beauty, Inc. (Personal Care Products)	(a	)	3,300	376,959
Edgewell Personal Care Co. (Personal Care Products)			4,650	192,091
Fresh Del Monte Produce, Inc. (Food Products)			6,300	161,973
Freshpet, Inc. (Food Products)	(a	)	10,716	705,220
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a	)	25,269	773,484
Hain Celestial Group, Inc. / The (Food Products)	(a	)	5,981	74,822
Hostess Brands, Inc. (Food Products)	(a	)	10,075	255,099
Inter Parfums, Inc. (Personal Care Products)			1,150	155,515
J & J Snack Foods Corp. (Food Products)			1,300	205,868
Medifast, Inc. (Personal Care Products)			1,020	94,003
MGP Ingredients, Inc. (Beverages)			1,020	108,406
National Beverage Corp. (Beverages)	(a	)	2,645	127,886

28	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

CONSUMER STAPLES (continued)
Nu Skin Enterprises, Inc. Class A (Personal Care Products)			3,254	$108,033
PriceSmart, Inc. (Consumer Staples Distribution & Retail)			1,900	140,714
Simply Good Foods Co. / The (Food Products)	(a	)	7,200	263,448
TreeHouse Foods, Inc. (Food Products)	(a	)	4,709	237,239
United Natural Foods, Inc. (Consumer Staples Distribution & Retail)	(a	)	4,820	94,231
Vector Group Ltd. (Tobacco)			13,620	174,472
Vital Farms, Inc. (Food Products)	(a	)	21,851	261,993
WD-40 Co. (Household Products)			1,140	215,061

				5,920,430

ENERGY – 4.9%
Archrock, Inc. (Energy Equip. & Svs.)			12,140	124,435
California Resources Corp. (Oil, Gas & Consumable Fuels)			4,270	193,388
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a	)	4,750	166,582
ChampionX Corp. (Energy Equip. & Svs.)			29,322	910,155
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)			3,439	238,563
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)			2,250	152,572
Core Laboratories, Inc. (Energy Equip. & Svs.)			7,290	169,492
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)			3,470	103,961
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	(a	)	3,850	124,124
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			6,780	240,351
Matador Resources Co. (Oil, Gas & Consumable Fuels)			6,406	335,162
NexTier Oilfield Solutions, Inc. (Energy Equip. & Svs.)	(a	)	14,580	130,345
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)			4,380	150,322
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a	)	6,440	120,428
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			15,640	187,211
Permian Resources Corp. (Oil, Gas & Consumable Fuels)			51,479	564,210
RPC, Inc. (Energy Equip. & Svs.)			15,490	110,754
SM Energy Co. (Oil, Gas & Consumable Fuels)			8,360	264,427
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a	)	84,258	506,391
Talos Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	7,240	100,419
TechnipFMC PLC (Energy Equip. & Svs.)	(a	)	44,737	743,529
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)	(a	)	7,450	90,369
World Kinect Corp. (Oil, Gas & Consumable Fuels)			4,930	101,952

				5,829,142

FINANCIALS – 12.3%
American Equity Investment Life Holding Co. (Insurance)			4,630	241,269
Ameris Bancorp (Banks)			5,910	202,181
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)			11,680	132,218
Arbor Realty Trust, Inc. (Mortgage REIT)			10,954	162,338
Artisan Partners Asset Management, Inc.
Class A (Capital Markets)			4,150	163,137
Assured Guaranty Ltd. (Insurance)			4,380	244,404
Atlantic Union Bankshares Corp. (Banks)			4,630	120,149
Axos Financial, Inc. (Banks)	(a	)	4,330	170,775
BancFirst Corp. (Banks)			1,079	99,268
Bancorp, Inc. / The (Banks)	(a	)	3,600	117,540
Bank of Hawaii Corp. (Banks)			2,400	98,952

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
BankUnited, Inc. (Banks)			8,010	$172,616
Banner Corp. (Banks)			3,130	136,687
Bread Financial Holdings, Inc. (Consumer Finance)			3,242	101,766
Brightsphere Investment Group, Inc. (Capital Markets)			2,827	59,226
Brookline Bancorp, Inc. (Banks)			11,040	96,490
Community Bank System, Inc. (Banks)			4,580	214,710
Customers Bancorp, Inc. (Banks)	(a	)	2,500	75,650
CVB Financial Corp. (Banks)			10,890	144,619
Dime Community Bancshares, Inc. (Banks)			5,370	94,673
Eagle Bancorp, Inc. (Banks)			3,330	70,463
EVERTEC, Inc. (Financial Services)			5,340	196,672
First BanCorp (Banks)			18,380	224,604
First Financial Bancorp (Banks)			7,980	163,111
First Hawaiian, Inc. (Banks)			11,000	198,110
Flywire Corp. (Financial Services)	(a	)	25,953	805,581
Fulton Financial Corp. (Banks)			10,030	119,558
Genworth Financial, Inc. Class A (Insurance)	(a	)	48,010	240,050
Hilltop Holdings, Inc. (Banks)			3,760	118,290
Houlihan Lokey, Inc. (Capital Markets)			8,527	838,289
Independent Bank Corp. (Banks)			3,783	168,381
Independent Bank Group, Inc. (Banks)			2,520	87,016
James River Group Holdings Ltd. (Insurance)			4,800	87,648
Kinsale Capital Group, Inc. (Insurance)			81	30,310
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)			8,420	102,471
Lakeland Financial Corp. (Banks)			1,840	89,277
Mercury General Corp. (Insurance)			2,302	69,682
Moelis & Co. Class A (Capital Markets)			4,030	182,720
Mr. Cooper Group, Inc. (Financial Services)	(a	)	6,180	312,955
National Bank Holdings Corp. Class A (Banks)			270	7,841
Navient Corp. (Consumer Finance)			5,980	111,108
NBT Bancorp, Inc. (Banks)			2,870	91,410
New York Mortgage Trust, Inc. (Mortgage REIT)			9,680	96,026
NMI Holdings, Inc. Class A (Financial Services)	(a	)	7,570	195,457
Northwest Bancshares, Inc. (Banks)			9,360	99,216
P10, Inc. Class A (Capital Markets)			22,908	258,860
Pacific Premier Bancorp, Inc. (Banks)			8,070	166,888
Park National Corp. (Banks)			1,420	145,294
Payoneer Global, Inc. (Financial Services)	(a	)	13,287	63,911
Piper Sandler Cos. (Capital Markets)			1,530	197,768
PRA Group, Inc. (Consumer Finance)	(a	)	4,720	107,852
ProAssurance Corp. (Insurance)			7,110	107,290
PROG Holdings, Inc. (Consumer Finance)	(a	)	4,081	131,082
Radian Group, Inc. (Financial Services)			9,730	245,974
Ready Capital Corp. (Mortgage REIT)			9,780	110,318
Renasant Corp. (Banks)			4,640	121,243
RLI Corp. (Insurance)			7,149	975,624
Ryan Specialty Holdings, Inc. Class A (Insurance)	(a	)	15,543	697,725
Seacoast Banking Corp. of Florida (Banks)			5,331	117,815
ServisFirst Bancshares, Inc. (Banks)			3,930	160,816
Shift4 Payments, Inc. Class A (Financial Services)	(a	)	9,999	679,032
Simmons First National Corp. Class A (Banks)			9,350	161,288
Southside Bancshares, Inc. (Banks)			4,430	115,889
StepStone Group, Inc. Class A (Capital Markets)			21,567	535,077
Stewart Information Services Corp. (Insurance)			3,030	124,654
Stifel Financial Corp. (Capital Markets)			9,169	547,114
StoneX Group, Inc. (Capital Markets)	(a	)	1,380	114,650
Triumph Financial, Inc. (Banks)	(a	)	2,360	143,299
Trupanion, Inc. (Insurance)	(a	)	2,899	57,052
Trustmark Corp. (Banks)			4,200	88,704
Two Harbors Investment Corp. (Mortgage REIT)			10,558	146,545

29	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
United Community Banks, Inc. (Banks)			8,232	$205,718
Walker & Dunlop, Inc. (Financial Services)			2,560	202,470
Washington Federal, Inc. (Banks)			4,050	107,406
Westamerica BanCorp (Banks)			2,230	85,409
WSFS Financial Corp. (Banks)			5,151	194,296

				14,671,977

HEALTH CARE – 16.4%
AdaptHealth Corp. (Health Care Providers & Svs.)	(a	)	6,591	80,212
Addus HomeCare Corp. (Health Care Providers & Svs.)	(a	)	1,090	101,043
Agiliti, Inc. (Health Care Providers & Svs.)	(a	)	7,300	120,450
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a	)	2,870	313,174
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	3,480	199,996
Apollo Medical Holdings, Inc. (Health Care Providers & Svs.)	(a	)	2,740	86,584
Ascendis Pharma A/S – ADR (Biotechnology)	(a	)	2,978	265,787
AtriCure, Inc. (Health Care Equip. & Supplies)	(a	)	16,002	789,859
Blueprint Medicines Corp. (Biotechnology)	(a	)	8,293	524,118
Catalyst Pharmaceuticals, Inc. (Biotechnology)	(a	)	6,422	86,312
Certara, Inc. (Health Care Technology)	(a	)	6,570	119,640
CONMED Corp. (Health Care Equip. & Supplies)			2,520	342,443
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a	)	9,360	208,260
CorVel Corp. (Health Care Providers & Svs.)	(a	)	840	162,540
Cytek Biosciences, Inc. (Life Sciences Tools & Svs.)	(a	)	10,000	85,400
Cytokinetics, Inc. (Biotechnology)	(a	)	6,940	226,383
Dynavax Technologies Corp. (Biotechnology)	(a	)	7,903	102,107
Embecta Corp. (Health Care Equip. & Supplies)			4,021	86,854
Emergent BioSolutions, Inc. (Biotechnology)	(a	)	3,789	27,849
Enhabit, Inc. (Health Care Providers & Svs.)	(a	)	3,459	39,779
Ensign Group, Inc. / The (Health Care Providers & Svs.)			4,350	415,251
Glaukos Corp. (Health Care Equip. & Supplies)	(a	)	3,959	281,920
Guardant Health, Inc. (Health Care Providers & Svs.)	(a	)	21,823	781,263
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a	)	1,940	68,269
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a	)	11,314	657,796
Insmed, Inc. (Biotechnology)	(a	)	18,735	395,308
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a	)	2,840	251,652
Intellia Therapeutics, Inc. (Biotechnology)	(a	)	8,320	339,290
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a	)	10,366	656,375
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	5,347	557,799
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,510	111,826
IVERIC bio, Inc. (Biotechnology)	(a	)	5,210	204,961
Karuna Therapeutics, Inc. (Biotechnology)	(a	)	1,432	310,529
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	12,722	1,067,630
Legend Biotech Corp. – ADR (Biotechnology)	(a	)	6,695	462,156
Ligand Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	20	1,442
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,844	425,964
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,190	350,452
Mesa Laboratories, Inc. (Life Sciences Tools & Svs.)			710	91,235
ModivCare, Inc. (Health Care Providers & Svs.)	(a	)	1,273	57,552

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
MoonLake Immunotherapeutics (Biotechnology)	(a	)	7,028	$358,428
Morphic Holding, Inc. (Biotechnology)	(a	)	5,911	338,878
Myriad Genetics, Inc. (Biotechnology)	(a	)	6,470	149,975
Natera, Inc. (Biotechnology)	(a	)	13,052	635,110
NeoGenomics, Inc. (Health Care Providers & Svs.)	(a	)	10,157	163,223
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	3,370	140,158
Orthofix Medical, Inc. (Health Care Equip. & Supplies)	(a	)	2,169	39,172
Pacira BioSciences, Inc. (Pharmaceuticals)	(a	)	3,660	146,656
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a	)	7,430	105,580
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	4,080	242,474
Privia Health Group, Inc. (Health Care Providers & Svs.)	(a	)	5,845	152,613
RadNet, Inc. (Health Care Providers & Svs.)	(a	)	3,880	126,566
REGENXBIO, Inc. (Biotechnology)	(a	)	5,120	102,349
Relay Therapeutics, Inc. (Biotechnology)	(a	)	14,673	184,293
Repligen Corp. (Life Sciences Tools & Svs.)	(a	)	2,896	409,668
Revance Therapeutics, Inc. (Pharmaceuticals)	(a	)	13,288	336,319
Schrodinger, Inc. (Health Care Technology)	(a	)	3,250	162,240
Select Medical Holdings Corp. (Health Care Providers & Svs.)			9,420	300,121
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a	)	12,495	405,963
Simulations Plus, Inc. (Health Care Technology)			2,050	88,827
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	5,118	153,847
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a	)	3,980	97,669
Treace Medical Concepts, Inc. (Health Care Equip. & Supplies)	(a	)	29,956	766,274
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	6,232	287,482
Vaxcyte, Inc. (Biotechnology)	(a	)	9,639	481,372
Veradigm, Inc. (Health Care Technology)	(a	)	11,420	143,892
Vericel Corp. (Biotechnology)	(a	)	3,990	149,904
Viking Therapeutics, Inc. (Biotechnology)	(a	)	15,092	244,641
Vir Biotechnology, Inc. (Biotechnology)	(a	)	18,041	442,546
Viridian Therapeutics, Inc. (Biotechnology)	(a	)	12,547	298,493
Xencor, Inc. (Biotechnology)	(a	)	3,850	96,135
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,928	308,279

				19,516,607

INDUSTRIALS – 18.9%
3D Systems Corp. (Machinery)	(a	)	10,730	106,549
AAON, Inc. (Building Products)			3,530	334,679
AAR Corp. (Aerospace & Defense)	(a	)	2,140	123,606
ABM Industries, Inc. (Commercial Svs. & Supplies)			5,880	250,782
ACV Auctions, Inc. Class A (Commercial Svs. & Supplies)	(a	)	44,488	768,308
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a	)	6,090	334,158
AeroVironment, Inc. (Aerospace & Defense)	(a	)	1,930	197,400
Alamo Group, Inc. (Machinery)			640	117,702
Albany International Corp. Class A (Machinery)			2,590	241,595
Allegiant Travel Co. (Passenger Airlines)	(a	)	1,130	142,696
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)			2,480	359,178
ArcBest Corp. (Ground Transportation)			2,440	241,072
Arcosa, Inc. (Construction & Engineering)			4,130	312,930
Astec Industries, Inc. (Machinery)			2,850	129,504
Axon Enterprise, Inc. (Aerospace & Defense)	(a	)	2,523	492,288
AZEK Co., Inc. / The (Building Products)	(a	)	3,049	92,354

30	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
AZZ, Inc. (Building Products)			3,380	$146,895
Barnes Group, Inc. (Machinery)			3,250	137,118
Boise Cascade Co. (Trading Companies & Distributors)			2,160	195,156
Brady Corp. Class A (Commercial Svs. & Supplies)			4,230	201,221
Comfort Systems U.S.A., Inc. (Construction & Engineering)			8,225	1,350,545
CSG Systems International, Inc. (Professional Svs.)			2,350	123,939
Curtiss-Wright Corp. (Aerospace & Defense)			3,985	731,885
Deluxe Corp. (Commercial Svs. & Supplies)			5,150	90,022
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a	)	25,834	699,068
Dycom Industries, Inc. (Construction & Engineering)	(a	)	1,830	207,980
Encore Wire Corp. (Electrical Equip.)			1,350	251,006
EnPro Industries, Inc. (Machinery)			1,080	144,212
Esab Corp. (Machinery)			11,476	763,613
ESCO Technologies, Inc. (Machinery)			2,290	237,313
Federal Signal Corp. (Machinery)			5,150	329,754
Forward Air Corp. (Air Freight & Logistics)			2,420	256,786
Franklin Electric Co., Inc. (Machinery)			3,280	337,512
FTI Consulting, Inc. (Professional Svs.)	(a	)	3,164	601,793
Generac Holdings, Inc. (Electrical Equip.)	(a	)	1,086	161,955
Gibraltar Industries, Inc. (Building Products)	(a	)	1,840	115,773
GMS, Inc. (Trading Companies & Distributors)	(a	)	2,500	173,000
Granite Construction, Inc. (Construction & Engineering)			2,660	105,815
Griffon Corp. (Building Products)			3,260	131,378
Hexcel Corp. (Aerospace & Defense)			11,376	864,804
Hillenbrand, Inc. (Machinery)			4,220	216,402
HNI Corp. (Commercial Svs. & Supplies)			4,200	118,356
Hub Group, Inc. Class A (Air Freight & Logistics)	(a	)	2,970	238,550
Insperity, Inc. (Professional Svs.)			5,345	635,841
ITT, Inc. (Machinery)			7,674	715,294
John Bean Technologies Corp. (Machinery)			2,745	332,968
Kennametal, Inc. (Machinery)			4,990	141,666
Korn Ferry (Professional Svs.)			4,710	233,333
Matson, Inc. (Marine Transportation)			2,170	168,674
Middleby Corp. / The (Machinery)	(a	)	4,725	698,497
MillerKnoll, Inc. (Commercial Svs. & Supplies)			5,062	74,816
Moog, Inc. Class A (Aerospace & Defense)			2,460	266,738
Mueller Industries, Inc. (Machinery)			3,090	269,695
MYR Group, Inc. (Construction & Engineering)	(a	)	1,370	189,526
NEXTracker, Inc. Class A (Electrical Equip.)	(a	)	8,291	330,065
NV5 Global, Inc. (Professional Svs.)	(a	)	779	86,290
OPENLANE, Inc. (Commercial Svs. & Supplies)	(a	)	420	6,392
Pitney Bowes, Inc. (Commercial Svs. & Supplies)			23,790	84,217
Resideo Technologies, Inc. (Building Products)	(a	)	12,440	219,690
RXO, Inc. (Ground Transportation)	(a	)	7,405	167,871
Saia, Inc. (Ground Transportation)	(a	)	2,320	794,391
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a	)	29,547	755,221
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a	)	4,005	670,277
SkyWest, Inc. (Passenger Airlines)	(a	)	5,280	215,002
SPX Technologies, Inc. (Machinery)	(a	)	3,807	323,481
Sun Country Airlines Holdings, Inc. (Passenger Airlines)	(a	)	2,170	48,782
Tetra Tech, Inc. (Commercial Svs. & Supplies)			4,458	729,953
Trinity Industries, Inc. (Machinery)			4,950	127,265
TTEC Holdings, Inc. (Professional Svs.)			1,750	59,220
UniFirst Corp. (Commercial Svs. & Supplies)			1,270	196,863
Veritiv Corp. (Trading Companies & Distributors)			1,000	125,610

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Verra Mobility Corp. (Professional Svs.)	(a	)	8,958	$176,652
XPO, Inc. (Ground Transportation)	(a	)	8,038	474,242

				22,495,184

INFORMATION TECHNOLOGY – 18.7%
ADTRAN Holdings, Inc. (Communications Equip.)			5,190	54,651
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)			3,220	358,869
Agilysys, Inc. (Software)	(a	)	1,420	97,469
Alarm.com Holdings, Inc. (Software)	(a	)	3,760	194,317
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a	)	9,626	434,518
Altair Engineering, Inc. Class A (Software)	(a	)	12,992	985,313
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a	)	2,350	430,825
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)			1,780	262,657
BlackLine, Inc. (Software)	(a	)	10,918	587,607
Braze, Inc. Class A (Software)	(a	)	19,171	839,498
Cohu, Inc. (Semiconductors & Equip.)	(a	)	4,400	182,864
Corsair Gaming, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	9,060	160,724
Digital Turbine, Inc. (Software)	(a	)	6,023	55,893
DigitalOcean Holdings, Inc. (IT Svs.)	(a	)	17,042	684,066
Diodes, Inc. (Semiconductors & Equip.)	(a	)	3,700	342,213
DoubleVerify Holdings, Inc. (Software)	(a	)	5,445	211,919
Extreme Networks, Inc. (Communications Equip.)	(a	)	8,430	219,602
Fabrinet (Electronic Equip., Instr. & Comp.)	(a	)	2,200	285,736
Five9, Inc. (Software)	(a	)	11,336	934,653
FormFactor, Inc. (Semiconductors & Equip.)	(a	)	6,810	233,038
Freshworks, Inc. Class A (Software)	(a	)	7,379	129,723
Harmonic, Inc. (Communications Equip.)	(a	)	6,990	113,028
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	1,950	285,363
Instructure Holdings, Inc. (Software)	(a	)	16,828	423,392
InterDigital, Inc. (Software)			2,560	247,168
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	3,750	270,375
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a	)	8,500	153,510
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)			3,430	203,914
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	8,480	814,674
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			2,815	820,038
LiveRamp Holdings, Inc. (Software)	(a	)	4,660	133,090
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a	)	9,720	636,952
Manhattan Associates, Inc. (Software)	(a	)	4,017	802,918
MaxLinear, Inc. (Semiconductors & Equip.)	(a	)	5,930	187,151
Monday.com Ltd. (Software)	(a	)	3,755	642,931
N-able, Inc. (Software)	(a	)	8,840	127,384
NetScout Systems, Inc. (Communications Equip.)	(a	)	5,976	184,957
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,789	1,065,755
Onto Innovation, Inc. (Semiconductors & Equip.)	(a	)	11,196	1,303,998
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	1,080	127,256
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)			2,690	121,319
Perficient, Inc. (IT Svs.)	(a	)	2,710	225,824
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a	)	2,500	245,600
Progress Software Corp. (Software)			3,160	183,596
Rambus, Inc. (Semiconductors & Equip.)	(a	)	6,660	427,372

31	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,630	$263,946
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a	)	3,720	224,204
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	4,120	649,889
SiTime Corp. (Semiconductors & Equip.)	(a	)	1,000	117,970
Smartsheet, Inc. Class A (Software)	(a	)	15,236	582,929
SPS Commerce, Inc. (Software)	(a	)	8,477	1,628,093
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a	)	1,621	62,344
Universal Display Corp. (Semiconductors & Equip.)			6,205	894,327
Viasat, Inc. (Communications Equip.)	(a	)	4,730	195,160
Viavi Solutions, Inc. (Communications Equip.)	(a	)	19,550	221,501
Xperi, Inc. (Software)	(a	)	3,460	45,499

				22,319,582

MATERIALS – 3.3%
Arconic Corp. (Metals & Mining)	(a	)	8,080	239,006
ATI, Inc. (Metals & Mining)	(a	)	7,790	344,552
Balchem Corp. (Chemicals)			1,890	254,791
Carpenter Technology Corp. (Metals & Mining)			4,690	263,250
Element Solutions, Inc. (Chemicals)			31,166	598,387
H.B. Fuller Co. (Chemicals)			4,520	323,225
Ingevity Corp. (Chemicals)	(a	)	2,070	120,391
Innospec, Inc. (Chemicals)			2,190	219,964
Livent Corp. (Chemicals)	(a	)	12,820	351,653
Materion Corp. (Metals & Mining)			1,320	150,744
Mativ Holdings, Inc. (Chemicals)			3,890	58,817
Minerals Technologies, Inc. (Chemicals)			2,160	124,610
O-I Glass, Inc. (Containers & Packaging)	(a	)	10,397	221,768
Quaker Chemical Corp. (Chemicals)			1,100	214,390
Stepan Co. (Chemicals)			1,770	169,141
Sylvamo Corp. (Paper & Forest Products)			2,721	110,064
Warrior Met Coal, Inc. (Metals & Mining)			3,860	150,347

				3,915,100

REAL ESTATE – 3.8%
American Assets Trust, Inc. (Diversified REITs)			5,070	97,344
Brandywine Realty Trust (Office REITs)			14,450	67,192
CareTrust REIT, Inc. (Health Care REITs)			8,080	160,469
Cushman & Wakefield PLC (Real Estate Mgmt. & Development)	(a	)	10,490	85,808
DiamondRock Hospitality Co. (Hotel & Resort REITs)			18,760	150,268
Douglas Emmett, Inc. (Office REITs)			10,290	129,345
Easterly Government Properties, Inc. (Office REITs)			6,200	89,900
Elme Communities (Residential REITs)			7,650	125,766
Essential Properties Realty Trust, Inc. (Diversified REITs)			9,500	223,630
Four Corners Property Trust, Inc. (Specialized REITs)			6,770	171,958
Getty Realty Corp. (Retail REITs)			5,630	190,407

Common Stocks (Continued)			Shares	Value

REAL ESTATE (continued)
Global Net Lease, Inc. (Diversified REITs)			9,430	$96,940
Innovative Industrial Properties, Inc. (Industrial REITs)			2,040	148,940
JBG SMITH Properties (Office REITs)			8,040	120,922
Kennedy-Wilson Holdings, Inc. (Real Estate Mgmt. & Development)			7,260	118,556
LTC Properties, Inc. (Health Care REITs)			60	1,981
LXP Industrial Trust (Industrial REITs)			23,230	226,492
Macerich Co. / The (Retail REITs)			13,030	146,848
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)			2,590	81,611
NexPoint Residential Trust, Inc. (Residential REITs)			1,600	72,768
Office Properties Income Trust (Office REITs)			6,400	49,280
Outfront Media, Inc. (Specialized REITs)			9,680	152,170
Pebblebrook Hotel Trust (Hotel & Resort REITs)			8,200	114,308
Phillips Edison & Co., Inc. (Retail REITs)			7,110	242,309
Retail Opportunity Investments Corp. (Retail REITs)			10,100	136,451
Safehold, Inc. (Specialized REITs)			3,330	79,021
SITE Centers Corp. (Retail REITs)			14,460	191,161
SL Green Realty Corp. (Office REITs)			3,900	117,195
St. Joe Co. / The (Real Estate Mgmt. & Development)			70	3,384
Sunstone Hotel Investors, Inc. (Hotel & Resort REITs)			15,043	152,235
Tanger Factory Outlet Centers, Inc. (Retail REITs)			10,180	224,673
Uniti Group, Inc. (Specialized REITs)			20,270	93,647
Urban Edge Properties (Retail REITs)			8,010	123,594
Veris Residential, Inc. (Residential REITs)	(a	)	10,860	174,303
Xenia Hotels & Resorts, Inc. (Hotel & Resort REITs)			10,060	123,839

				4,484,715

UTILITIES – 1.0%
American States Water Co. (Water Utilities)			3,140	273,180
Avista Corp. (Multi-Utilities)			5,790	227,373
California Water Service Group (Water Utilities)			4,230	218,395
Chesapeake Utilities Corp. (Gas Utilities)			1,500	178,500
Otter Tail Corp. (Electric Utilities)			2,681	211,692
SJW Group (Water Utilities)			1,720	120,589

				1,229,729

Total Common Stocks (Cost $118,524,712)				$118,680,511

Exchange Traded Funds – 0.2%			Shares	Value
iShares Core S&P Small-Cap ETF			1,920	$191,328

Total Exchange Traded Funds (Cost $189,742)				$191,328

Total Investments – 99.8% (Cost $118,714,454)	(b	)		$118,871,839
Other Assets in Excess of Liabilities – 0.2%				296,071

Net Assets – 100.0%				$119,167,910

Percentages are stated as a percent of net assets.
Abbreviations:
ADR:	American Depositary Receipts
ETF:	Exchange Traded Fund
REITs:	Real Estate Investment Trusts
Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON AB Mid Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

Performance as of June 30, 2023

Average Annual returns
One year	14.19%
Five years	7.90%
Ten years	9.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.88% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 9.18% versus 9.01% for its benchmark, the Russell Midcap® Index.

Q. What affected the Portfolio’s performance?

A. Security selection detracted from relative returns while sector allocation was the driver of the Portfolio’s relative outperformance. From a security selection perspective, selections within Information Technology, Financials and Materials were the largest contributors to relative returns, while selections within Consumer Discretionary, Consumer Staples and Health Care were the largest detractors from returns. From a sector allocation perspective, the Portfolio’s overweight to Industrials, underweight to Utilities and overweight to Information Technology were the largest contributors to relative returns. An underweight to Communication Services and overweights to Financials and Energy were the largest detractors. During the performance period, mid-caps outperformed small to mid-caps, which detracted from the Portfolio’s performance.

Leading contributors to relative performance included First Citizens Bancshares, Inc. Class A, Vertiv Holdings Co. and XPO, Inc. Leading detractors from relative performance included Zions Bancorp N.A., National Vision Holdings, Inc. and Comerica, Inc. Derivatives had no significant impact on performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

33	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	99.6
Exchange Traded Funds	0.2
Other Net Assets	0.2

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Builders FirstSource, Inc.	0.9
2.	PTC, Inc.	0.7
3.	Fair Isaac Corp.	0.7
4.	First Citizens BancShares, Inc. Class A	0.6
5.	Five Below, Inc.	0.6
6.	Dynatrace, Inc.	0.6
7.	PulteGroup, Inc.	0.6
8.	Howmet Aerospace, Inc.	0.6
9.	Kinsale Capital Group, Inc.	0.6
10.	Lattice Semiconductor Corp.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	22.0
Information Technology	16.3
Financials	14.4
Consumer Discretionary	12.9
Health Care	12.3
Real Estate	5.4
Energy	4.5
Materials	3.8
Utilities	3.1
Consumer Staples	3.0
Communication Services	1.9

99.6

34

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 99.6%		Shares	Value

COMMUNICATION SERVICES – 1.9%
Criteo SA – ADR (Media)	(a)	8,980	$302,985
Electronic Arts, Inc. (Entertainment)		960	124,512
Fox Corp. Class A (Media)		2,040	69,360
Interpublic Group of Cos., Inc. / The (Media)		2,400	92,592
Liberty Broadband Corp. Class A (Media)	(a)	480	38,270
Liberty Broadband Corp. Class C (Media)	(a)	660	52,873
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a)	1,385	104,263
Match Group, Inc. (Interactive Media & Svs.)	(a)	920	38,502
Omnicom Group, Inc. (Media)		930	88,489
Paramount Global Class B (Media)		126	2,005
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	3,220	88,035
ROBLOX Corp. Class A (Entertainment)	(a)	1,750	70,525
Sirius XM Holdings, Inc. (Media)		10,060	45,572
Spotify Technology SA (Entertainment)	(a)	550	88,302
Take-Two Interactive Software, Inc. (Entertainment)	(a)	470	69,165
Trade Desk, Inc. / The Class A (Media)	(a)	1,700	131,274
Warner Bros Discovery, Inc. (Entertainment)	(a)	7,731	96,947
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a)	1,570	39,862

			1,543,533

CONSUMER DISCRETIONARY – 12.9%
ADT, Inc. (Diversified Consumer Svs.)		43,096	259,869
Advance Auto Parts, Inc. (Specialty Retail)		380	26,714
Aptiv PLC (Automobile Components)	(a)	1,100	112,299
Aramark (Hotels, Restaurants & Leisure)		1,962	84,464
Bath & Body Works, Inc. (Specialty Retail)		7,120	267,000
Best Buy Co., Inc. (Specialty Retail)		940	77,033
Burlington Stores, Inc. (Specialty Retail)	(a)	1,842	289,912
CarMax, Inc. (Specialty Retail)	(a)	671	56,163
Cava Group, Inc. (Hotels, Restaurants & Leisure)	(a)	3,192	130,712
Coupang, Inc. (Broadline Retail)	(a)	3,690	64,206
D.R. Horton, Inc. (Household Durables)		1,350	164,281
Dana, Inc. (Automobile Components)		10,800	183,600
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		530	88,552
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	768	405,243
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		3,790	219,934
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		180	60,658
DoorDash, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,011	77,261
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,400	90,338
eBay, Inc. (Broadline Retail)		1,920	85,805
Etsy, Inc. (Broadline Retail)	(a)	484	40,951
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	570	62,352
Five Below, Inc. (Specialty Retail)	(a)	2,548	500,784
Garmin Ltd. (Household Durables)		610	63,617
Gentex Corp. (Automobile Components)		2,170	63,494
Genuine Parts Co. (Distributors)		610	103,230
Global-e Online Ltd. (Broadline Retail)	(a)	1,468	60,100
Goodyear Tire & Rubber Co. / The (Automobile Components)	(a)	15,620	213,682
Hasbro, Inc. (Leisure Products)		770	49,873
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	7,386	335,620
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		1,120	163,016
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)		690	79,060
Lennar Corp. Class A (Household Durables)		1,100	137,841
Lithia Motors, Inc. (Specialty Retail)		1,127	342,732
LKQ Corp. (Distributors)		1,630	94,980
Lucid Group, Inc. (Automobiles)	(a)	5,190	35,759
MGM Resorts International (Hotels, Restaurants & Leisure)		1,930	84,766
Mohawk Industries, Inc. (Household Durables)	(a)	370	38,169

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
NVR, Inc. (Household Durables)	(a)	67	$425,492
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		2,680	197,864
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	4,286	289,048
Pool Corp. (Distributors)		1,049	392,997
PulteGroup, Inc. (Household Durables)		6,170	479,286
PVH Corp. (Textiles, Apparel & Luxury Goods)		4,020	341,579
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		3,133	386,299
RH (Specialty Retail)	(a)	110	36,255
Rivian Automotive, Inc. Class A (Automobiles)	(a)	5,850	97,461
Ross Stores, Inc. (Specialty Retail)		1,180	132,313
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	790	81,955
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	15,960	197,106
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		8,046	344,369
Taylor Morrison Home Corp. (Household Durables)	(a)	5,256	256,335
Tractor Supply Co. (Specialty Retail)		470	103,917
Ulta Beauty, Inc. (Specialty Retail)	(a)	230	108,237
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,140	22,671
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,330	25,390
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		1,399	352,212
Victoria’s Secret & Co. (Specialty Retail)	(a)	386	6,728
Williams-Sonoma, Inc. (Specialty Retail)		2,330	291,576
Wingstop, Inc. (Hotels, Restaurants & Leisure)		2,143	428,943
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,150	159,333

			10,371,436

CONSUMER STAPLES – 3.0%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	60	18,506
Brown-Forman Corp. Class B (Beverages)		1,000	66,780
Bunge Ltd. (Food Products)		860	81,141
Campbell Soup Co. (Food Products)		1,600	73,136
Church & Dwight Co., Inc. (Household Products)		1,020	102,235
Clorox Co. / The (Household Products)		510	81,110
Conagra Brands, Inc. (Food Products)		2,060	69,463
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a)	970	139,195
Freshpet, Inc. (Food Products)	(a)	4,827	317,665
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a)	10,945	335,026
Hain Celestial Group, Inc. / The (Food Products)	(a)	15,650	195,782
Hormel Foods Corp. (Food Products)		1,650	66,363
J.M. Smucker Co. / The (Food Products)		580	85,649
Kellogg Co. (Food Products)		1,220	82,228
Kroger Co. / The (Consumer Staples Distribution & Retail)		3,100	145,700
Lamb Weston Holdings, Inc. (Food Products)		510	58,625
McCormick & Co., Inc. (Food Products)		1,010	88,102
Nomad Foods Ltd. (Food Products)	(a)	17,662	309,438
Tyson Foods, Inc. Class A (Food Products)		1,180	60,227
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)		2,410	68,661

			2,445,032

ENERGY – 4.5%
APA Corp. (Oil, Gas & Consumable Fuels)		1,270	43,396
Baker Hughes Co. (Energy Equip. & Svs.)		3,800	120,118
Cameco Corp. (Oil, Gas & Consumable Fuels)		12,030	376,900
ChampionX Corp. (Energy Equip. & Svs.)		9,790	303,881
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		980	149,313
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		690	57,739
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		2,820	71,346

35	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

ENERGY (continued)
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2,370	$114,566
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		650	85,384
Halliburton Co. (Energy Equip. & Svs.)		3,900	128,661
Hess Corp. (Oil, Gas & Consumable Fuels)		1,130	153,623
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		4,554	203,154
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		14,144	295,610
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,720	62,614
Matador Resources Co. (Oil, Gas & Consumable Fuels)		3,476	181,864
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		1,810	111,713
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		1,180	44,923
Permian Resources Corp. (Oil, Gas & Consumable Fuels)		20,256	222,006
Phillips 66 (Oil, Gas & Consumable Fuels)		1,700	162,146
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	31,878	191,587
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		910	69,251
TechnipFMC PLC (Energy Equip. & Svs.)	(a)	15,137	251,577
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)		40	52,660
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5,010	163,476

			3,617,508

FINANCIALS – 14.4%
Aflac, Inc. (Insurance)		2,600	181,480
AGNC Investment Corp. (Mortgage REIT)		4,250	43,053
Allstate Corp. / The (Insurance)		940	102,498
Ally Financial, Inc. (Consumer Finance)		1,520	41,055
American Financial Group, Inc. (Insurance)		2,830	336,062
Ameriprise Financial, Inc. (Capital Markets)		480	159,437
Apollo Global Management, Inc. (Financial Services)		1,752	134,571
Arch Capital Group Ltd. (Insurance)	(a)	1,920	143,712
Ares Management Corp. Class A (Capital Markets)		3,350	322,772
Arthur J. Gallagher & Co. (Insurance)		780	171,265
Bank of New York Mellon Corp. / The (Capital Markets)		2,520	112,190
BankUnited, Inc. (Banks)		5,260	113,353
Block, Inc. (Financial Services)	(a)	1,820	121,157
Brown & Brown, Inc. (Insurance)		1,430	98,441
Carlyle Group, Inc. / The (Capital Markets)		1,790	57,191
CBOE Global Markets, Inc. (Capital Markets)		2,884	398,021
Cincinnati Financial Corp. (Insurance)		680	66,178
Citizens Financial Group, Inc. (Banks)		1,740	45,379
Comerica, Inc. (Banks)		8,162	345,742
Discover Financial Services (Consumer Finance)		1,250	146,063
East West Bancorp, Inc. (Banks)		1,000	52,790
Euronet Worldwide, Inc. (Financial Services)	(a)	536	62,910
Everest Re Group Ltd. (Insurance)		1,040	355,534
FactSet Research Systems, Inc. (Capital Markets)		230	92,150
Fidelity National Information Services, Inc. (Financial Services)		1,990	108,853
Fifth Third Bancorp (Banks)		2,900	76,009
First BanCorp (Banks)		24,490	299,268
First Citizens BancShares, Inc. Class A (Banks)		398	510,813
First Hawaiian, Inc. (Banks)		15,725	283,207
First Horizon Corp. (Banks)		2,360	26,597
FleetCor Technologies, Inc. (Financial Services)	(a)	340	85,367
Flywire Corp. (Financial Services)	(a)	10,188	316,236
Franklin Resources, Inc. (Capital Markets)		2,540	67,843
Global Payments, Inc. (Financial Services)		960	94,579
Hanover Insurance Group, Inc. / The (Insurance)		2,050	231,712
Hartford Financial Services Group, Inc. / The (Insurance)		1,470	105,869
Huntington Bancshares, Inc. (Banks)		4,980	53,684

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Invesco Ltd. (Capital Markets)		2,820	$47,404
Jack Henry & Associates, Inc. (Financial Services)		470	78,645
Kemper Corp. (Insurance)		4,140	199,796
KeyCorp (Banks)		3,650	33,726
Kinsale Capital Group, Inc. (Insurance)		1,242	464,756
KKR & Co., Inc. (Capital Markets)		2,230	124,880
Loews Corp. (Insurance)		1,370	81,351
LPL Financial Holdings, Inc. (Capital Markets)		280	60,880
M&T Bank Corp. (Banks)		520	64,355
Markel Group, Inc. (Insurance)	(a)	60	82,991
MarketAxess Holdings, Inc. (Capital Markets)		802	209,659
Moelis & Co. Class A (Capital Markets)		5,177	234,725
MSCI, Inc. (Capital Markets)		329	154,396
Nasdaq, Inc. (Capital Markets)		1,410	70,289
Northern Trust Corp. (Capital Markets)		780	57,829
NU Holdings Ltd. Class A (Banks)	(a)	7,760	61,226
PJT Partners, Inc. Class A (Capital Markets)		3,522	245,272
Principal Financial Group, Inc. (Insurance)		1,190	90,250
Prudential Financial, Inc. (Insurance)		1,630	143,799
Raymond James Financial, Inc. (Capital Markets)		870	90,280
Regions Financial Corp. (Banks)		3,530	62,905
Reinsurance Group of America, Inc. (Insurance)		1,523	211,225
Rocket Cos., Inc. Class A (Financial Services)	(a)	5,490	49,190
Selective Insurance Group, Inc. (Insurance)		2,120	203,414
Shift4 Payments, Inc. Class A (Financial Services)	(a)	4,557	309,466
State Street Corp. (Capital Markets)		1,440	105,379
Stifel Financial Corp. (Capital Markets)		5,280	315,058
Synchrony Financial (Consumer Finance)		2,390	81,069
Synovus Financial Corp. (Banks)		6,710	202,978
T. Rowe Price Group, Inc. (Capital Markets)		920	103,058
Texas Capital Bancshares, Inc. (Banks)	(a)	4,959	255,389
Tradeweb Markets, Inc. Class A (Capital Markets)		940	64,371
W.R. Berkley Corp. (Insurance)		1,432	85,290
Webster Financial Corp. (Banks)		5,786	218,422
Willis Towers Watson PLC (Insurance)		530	124,815
Wintrust Financial Corp. (Banks)		4,000	290,480
XP, Inc. Class A (Capital Markets)	(a)	2,360	55,366
Zions Bancorp N.A. (Banks)		8,600	230,996

			11,528,421

HEALTH CARE – 12.3%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	4,040	321,746
ACELYRIN, Inc. (Biotechnology)	(a)	4,131	86,338
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,260	151,515
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	270	95,483
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	540	102,568
AmerisourceBergen Corp. (Health Care Providers & Svs.)		630	121,231
Arcus Biosciences, Inc. (Biotechnology)	(a)	3,917	79,554
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	996	88,893
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	5,772	284,906
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	14,606	300,007
Baxter International, Inc. (Health Care Equip. & Supplies)		1,700	77,452
Biogen, Inc. (Biotechnology)	(a)	500	142,425
BioMarin Pharmaceutical, Inc. (Biotechnology) .	(a)	640	55,475
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	120	45,494
Blueprint Medicines Corp. (Biotechnology)	(a)	2,464	155,725
Cardinal Health, Inc. (Health Care Providers & Svs.)		950	89,841
Catalent, Inc. (Pharmaceuticals)	(a)	679	29,441
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	230	48,358
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		201	77,069
DaVita, Inc. (Health Care Providers & Svs.)	(a)	650	65,306

36	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,480	$190,195
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	10,350	350,244
Exact Sciences Corp. (Biotechnology)	(a)	640	60,096
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	8,044	287,975
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	93,925
Horizon Therapeutics PLC (Biotechnology)	(a)	810	83,309
ICON PLC (Life Sciences Tools & Svs.)	(a)	871	217,924
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	274	48,824
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	175,780
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	530	99,370
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,918	227,793
Incyte Corp. (Biotechnology)	(a)	740	46,065
Insulet Corp. (Health Care Equip. & Supplies)	(a)	977	281,708
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	6,617	272,157
Intellia Therapeutics, Inc. (Biotechnology)	(a)	2,766	112,797
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	3,002	190,087
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	175,321
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	1,792	186,941
IVERIC bio, Inc. (Biotechnology)	(a)	943	37,098
Karuna Therapeutics, Inc. (Biotechnology)	(a)	853	184,973
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		400	96,532
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	4,248	356,492
Legend Biotech Corp. – ADR (Biotechnology)	(a)	2,289	158,010
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	544	125,664
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	24,363
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	54,302
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	118,048
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	90,372
Morphic Holding, Inc. (Biotechnology)	(a)	1,848	105,946
Natera, Inc. (Biotechnology)	(a)	6,590	320,669
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	75,629
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a)	19,115	271,624
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	71,147
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	81,525
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	1,483	209,785
ResMed, Inc. (Health Care Equip. & Supplies)		590	128,915
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	4,062	102,809
Revvity, Inc. (Life Sciences Tools & Svs.)		420	49,892
Royalty Pharma PLC Class A (Pharmaceuticals)		1,610	49,491
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	2,287	261,907
Seagen, Inc. (Biotechnology)	(a)	530	102,004
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	200	57,082
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,456	144,775
STERIS PLC (Health Care Equip. & Supplies)		346	77,843
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	2,928	135,069
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		510	80,463
Vaxcyte, Inc. (Biotechnology)	(a)	2,745	137,085
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	110,729
Viatris, Inc. (Pharmaceuticals)		5,730	57,185
Viking Therapeutics, Inc. (Biotechnology)	(a)	4,643	75,263
Vir Biotechnology, Inc. (Biotechnology)	(a)	4,312	105,773

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	$67,435
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		300	114,741
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	123,760

			9,883,738

INDUSTRIALS – 22.0%
A.O. Smith Corp. (Building Products)		1,130	82,241
AECOM (Construction & Engineering)		670	56,742
AGCO Corp. (Machinery)		520	68,338
Alaska Air Group, Inc. (Passenger Airlines)	(a)	5,989	318,495
Allegion PLC (Building Products)		570	68,411
AMETEK, Inc. (Electrical Equip.)		943	152,653
Arcosa, Inc. (Construction & Engineering)		1,512	114,564
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	2,258	440,581
AZEK Co., Inc. / The (Building Products)	(a)	1,378	41,740
Booz Allen Hamilton Holding Corp. (Professional Svs.)		920	102,672
Broadridge Financial Solutions, Inc. (Professional Svs.)		477	79,006
Builders FirstSource, Inc. (Building Products)	(a)	5,682	772,752
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		790	74,537
Carlisle Cos., Inc. (Building Products)		1,493	382,999
Carrier Global Corp. (Building Products)		3,550	176,470
Cintas Corp. (Commercial Svs. & Supplies)		360	178,949
Clarivate PLC (Professional Svs.)	(a)	4,040	38,501
CNH Industrial N.V. (Machinery)		3,960	57,024
Copart, Inc. (Commercial Svs. & Supplies)	(a)	1,688	153,962
Crane NXT Co. (Machinery)		3,508	197,992
Cummins, Inc. (Machinery)		610	149,548
Curtiss-Wright Corp. (Aerospace & Defense)		1,569	288,163
Delta Air Lines, Inc. (Passenger Airlines)	(a)	2,620	124,555
Dover Corp. (Machinery)		590	87,114
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a)	11,458	310,053
Dycom Industries, Inc. (Construction & Engineering)	(a)	3,849	437,439
Equifax, Inc. (Professional Svs.)		490	115,297
Expeditors International of Washington, Inc. (Air Freight & Logistics)		540	65,410
Fastenal Co. (Trading Companies & Distributors)		2,350	138,626
Ferguson PLC (Trading Companies & Distributors)		690	108,544
Fluor Corp. (Construction & Engineering)	(a)	10,300	304,880
Fortive Corp. (Machinery)		1,210	90,472
FTI Consulting, Inc. (Professional Svs.)	(a)	1,376	261,715
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	37,283
Genpact Ltd. (Professional Svs.)		6,480	243,454
Graco, Inc. (Machinery)		990	85,487
HEICO Corp. Class A (Aerospace & Defense)		600	84,360
Herc Holdings, Inc. (Trading Companies & Distributors)		2,843	389,065
Hexcel Corp. (Aerospace & Defense)		3,920	297,998
Howmet Aerospace, Inc. (Aerospace & Defense)		9,641	477,808
Hubbell, Inc. (Electrical Equip.)		180	59,681
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		260	59,176
IDEX Corp. (Machinery)		350	75,341
Ingersoll Rand, Inc. (Machinery)		6,111	399,415
ITT, Inc. (Machinery)		3,162	294,730
J.B. Hunt Transport Services, Inc. (Ground Transportation)		195	35,301
Jacobs Solutions, Inc. (Professional Svs.)		500	59,445
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)		6,695	371,974
Korn Ferry (Professional Svs.)		3,250	161,005
Leidos Holdings, Inc. (Professional Svs.)		750	66,360
Lennox International, Inc. (Building Products)		230	74,996
Lyft, Inc. Class A (Ground Transportation)	(a)	1,370	13,138
Masco Corp. (Building Products)		1,190	68,282

37	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Masonite International Corp. (Building Products)	(a)	2,500	$256,100
MasTec, Inc. (Construction & Engineering)	(a)	2,551	300,941
Middleby Corp. / The (Machinery)	(a)	1,958	289,451
Nordson Corp. (Machinery)		360	89,345
Old Dominion Freight Line, Inc. (Ground Transportation)		400	147,900
Oshkosh Corp. (Machinery)		3,700	320,383
Otis Worldwide Corp. (Machinery)		1,680	149,537
Owens Corning (Building Products)		790	103,095
PACCAR, Inc. (Machinery)		2,085	174,410
Parker-Hannifin Corp. (Machinery)		520	202,821
Paychex, Inc. (Professional Svs.)		1,320	147,668
Pentair PLC (Machinery)		1,180	76,228
Quanta Services, Inc. (Construction & Engineering)		480	94,296
Regal Rexnord Corp. (Electrical Equip.)		2,530	389,367
Republic Services, Inc. (Commercial Svs. & Supplies)		860	131,726
Robert Half International, Inc. (Professional Svs.)		3,520	264,774
Rockwell Automation, Inc. (Electrical Equip.)		470	154,841
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	87,373
Saia, Inc. (Ground Transportation)	(a)	997	341,383
Sensata Technologies Holding PLC (Electrical Equip.)		7,031	316,325
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	11,342	289,902
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	2,010	336,394
Snap-on, Inc. (Machinery)		210	60,520
Southwest Airlines Co. (Passenger Airlines)		2,410	87,266
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		7,118	207,774
SS&C Technologies Holdings, Inc. (Professional Svs.)		1,030	62,418
Star Bulk Carriers Corp. (Marine Transportation)		10,960	193,992
Tetra Tech, Inc. (Commercial Svs. & Supplies)		1,955	320,112
TFI International, Inc. (Ground Transportation)		2,304	262,564
Timken Co. / The (Machinery)		3,430	313,948
Toro Co. / The (Machinery)		670	68,106
Trane Technologies PLC (Building Products)		980	187,435
TransDigm Group, Inc. (Aerospace & Defense)		220	196,717
TransUnion (Professional Svs.)		780	61,097
Trex Co., Inc. (Building Products)	(a)	710	46,548
U-Haul Holding Co. (Ground Transportation)		100	5,532
U-Haul Holding Co. NVS (Ground Transportation)		900	45,603
United Airlines Holdings, Inc. (Passenger Airlines)	(a)	1,100	60,357
United Rentals, Inc. (Trading Companies & Distributors)		298	132,720
Verisk Analytics, Inc. (Professional Svs.)		649	146,693
Vertiv Holdings Co. (Electrical Equip.)		14,936	369,965
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	141,946
Watsco, Inc. (Trading Companies & Distributors)		260	99,182
Westinghouse Air Brake Technologies Corp. (Machinery)		930	101,993
XPO, Inc. (Ground Transportation)	(a)	6,118	360,962
Xylem, Inc. (Machinery)		730	82,213

			17,674,667

INFORMATION TECHNOLOGY – 16.3%
ACI Worldwide, Inc. (Software)	(a)	8,580	198,799
Akamai Technologies, Inc. (IT Svs.)	(a)	660	59,314
Amdocs Ltd. (IT Svs.)		1,000	98,850
Amkor Technology, Inc. (Semiconductors & Equip.)		8,970	266,857
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,390	203,030
ANSYS, Inc. (Software)	(a)	350	115,595
Aspen Technology, Inc. (Software)	(a)	310	51,959
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		6,699	337,965

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Belden, Inc. (Electronic Equip., Instr. & Comp.)		2,960	$283,124
Bentley Systems, Inc. Class B (Software)		1,100	59,653
BILL Holdings, Inc. (Software)	(a)	490	57,257
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	108,265
Cloudflare, Inc. Class A (IT Svs.)	(a)	900	58,833
Cognizant Technology Solutions Corp. Class A (IT Svs.)		1,710	111,629
CommVault Systems, Inc. (Software)	(a)	3,930	285,397
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	107,923
Crowdstrike Holdings, Inc. Class A (Software)	(a)	727	106,774
Datadog, Inc. Class A (Software)	(a)	924	90,903
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	6,059	243,208
DocuSign, Inc. (Software)	(a)	740	37,807
Dropbox, Inc. Class A (Software)	(a)	2,970	79,210
Dynatrace, Inc. (Software)	(a)	9,642	496,274
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	92,114
Entegris, Inc. (Semiconductors & Equip.)		680	75,358
EPAM Systems, Inc. (IT Svs.)	(a)	220	49,445
Fair Isaac Corp. (Software)	(a)	658	532,460
First Solar, Inc. (Semiconductors & Equip.)	(a)	370	70,333
Five9, Inc. (Software)	(a)	5,119	422,062
FormFactor, Inc. (Semiconductors & Equip.)	(a)	8,670	296,687
Freshworks, Inc. Class A (Software)	(a)	16,246	285,605
Gartner, Inc. (IT Svs.)	(a)	390	136,621
Gen Digital, Inc. (Software)		15,880	294,574
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	860	55,539
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	89,040
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,620	111,170
HubSpot, Inc. (Software)	(a)	741	394,279
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		301	32,487
Juniper Networks, Inc. (Communications Equip.)		2,480	77,698
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	127,262
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		4,130	245,528
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	4,777	458,926
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,147	334,133
Lumentum Holdings, Inc. (Communications Equip.)	(a)	4,720	267,766
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	3,293	215,790
Manhattan Associates, Inc. (Software)	(a)	2,269	453,528
Marvell Technology, Inc. (Semiconductors & Equip.)		2,880	172,166
Microchip Technology, Inc. (Semiconductors & Equip.)		2,046	183,301
Monday.com Ltd. (Software)	(a)	1,441	246,728
MongoDB, Inc. (IT Svs.)	(a)	1,081	444,280
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		576	311,172
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,449	83,173
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,063	379,798
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	1,964	185,755
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	96,426
PTC, Inc. (Software)	(a)	3,834	545,578
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	47,954
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	75,269
Smartsheet, Inc. Class A (Software)	(a)	7,016	268,432
Splunk, Inc. (Software)	(a)	660	70,019
Synaptics, Inc. (Semiconductors & Equip.)	(a)	2,800	239,064
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	175	71,944
Teradyne, Inc. (Semiconductors & Equip.)		680	75,704
Twilio, Inc. Class A (IT Svs.)	(a)	620	39,444
Tyler Technologies, Inc. (Software)	(a)	180	74,965
Ubiquiti, Inc. (Communications Equip.)		200	35,150
Unity Software, Inc. (Software)	(a)	2,300	99,866

38	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Universal Display Corp. (Semiconductors & Equip.)		2,744	$395,493
VeriSign, Inc. (IT Svs.)	(a)	410	92,648
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	47,413
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	772	42,915
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	65,083
Zoom Video Communications, Inc. Class A (Software)	(a)	870	59,056
Zscaler, Inc. (Software)	(a)	370	54,131

			13,079,958

MATERIALS – 3.8%
Albemarle Corp. (Chemicals)		470	104,852
Alcoa Corp. (Metals & Mining)		894	30,333
Amcor PLC (Containers & Packaging)		6,490	64,770
ATI, Inc. (Metals & Mining)	(a)	7,660	338,802
Avery Dennison Corp. (Containers & Packaging)		30	5,154
Ball Corp. (Containers & Packaging)		1,300	75,673
Berry Global Group, Inc. (Containers & Packaging)		6,370	409,846
Celanese Corp. (Chemicals)		490	56,742
CF Industries Holdings, Inc. (Chemicals)		221	15,342
Corteva, Inc. (Chemicals)		3,080	176,484
Crown Holdings, Inc. (Containers & Packaging)		630	54,728
DuPont de Nemours, Inc. (Chemicals)		1,582	113,018
Eastman Chemical Co. (Chemicals)		660	55,255
FMC Corp. (Chemicals)		2,342	244,364
Huntsman Corp. (Chemicals)		9,215	248,989
International Flavors & Fragrances, Inc. (Chemicals)		939	74,735
International Paper Co. (Containers & Packaging)		1,610	51,214
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	96,422
Martin Marietta Materials, Inc. (Construction Materials)		250	115,423
Mosaic Co. / The (Chemicals)		1,320	46,200
Nucor Corp. (Metals & Mining)		850	139,383
Packaging Corp. of America (Containers & Packaging)		520	68,723
PPG Industries, Inc. (Chemicals)		970	143,851
Sealed Air Corp. (Containers & Packaging)		1,230	49,200
Steel Dynamics, Inc. (Metals & Mining)		662	72,112
Vulcan Materials Co. (Construction Materials)		540	121,738
Westrock Co. (Containers & Packaging)		1,370	39,826

			3,013,179

REAL ESTATE – 5.4%
Alexandria Real Estate Equities, Inc. (Office REITs)		550	62,419
American Homes 4 Rent Class A (Residential REITs)		2,060	73,027
Americold Realty Trust, Inc. (Industrial REITs)		1,890	61,047
Apartment Income REIT Corp. (Residential REITs)		7,714	278,398
AvalonBay Communities, Inc. (Residential REITs)		570	107,884
Boston Properties, Inc. (Office REITs)		700	40,313
Broadstone Net Lease, Inc. (Diversified REITs)		12,131	187,303
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	110,573
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a)	1,620	144,180
CubeSmart (Specialized REITs)		6,990	312,173
Digital Realty Trust, Inc. (Specialized REITs)		980	111,593
Equity LifeStyle Properties, Inc. (Residential REITs)		1,100	73,579
Equity Residential (Residential REITs)		1,510	99,615

Common Stocks (Continued)		Shares	Value

REAL ESTATE (continued)
Essex Property Trust, Inc. (Residential REITs)		270	$63,261
Extra Space Storage, Inc. (Specialized REITs)		530	78,890
First Industrial Realty Trust, Inc. (Industrial REITs)		3,069	161,552
Gaming and Leisure Properties, Inc. (Specialized REITs)		1,640	79,474
Healthpeak Properties, Inc. (Health Care REITs)		2,220	44,622
Host Hotels & Resorts, Inc. (Hotel & Resort REITs)		3,060	51,500
Invitation Homes, Inc. (Residential REITs)		2,300	79,120
Iron Mountain, Inc. (Specialized REITs)		1,900	107,958
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	410	63,878
Kimco Realty Corp. (Retail REITs)		3,630	71,584
Lamar Advertising Co. Class A (Specialized REITs)		767	76,125
Mid-America Apartment Communities, Inc. (Residential REITs)		480	72,893
Physicians Realty Trust (Health Care REITs)		18,364	256,912
Realty Income Corp. (Retail REITs)		2,650	158,443
Regency Centers Corp. (Retail REITs)		1,200	74,124
SBA Communications Corp. (Specialized REITs)		420	97,339
Simon Property Group, Inc. (Retail REITs)		1,340	154,743
STAG Industrial, Inc. (Industrial REITs)		9,820	352,342
Sun Communities, Inc. (Residential REITs)		460	60,012
UDR, Inc. (Residential REITs)		1,640	70,454
Ventas, Inc. (Health Care REITs)		1,530	72,323
VICI Properties, Inc. (Specialized REITs)		3,360	105,605
W.P. Carey, Inc. (Diversified REITs)		1,020	68,911
Welltower, Inc. (Health Care REITs)		1,710	138,322
Weyerhaeuser Co. (Specialized REITs)		3,060	102,541

			4,325,032

UTILITIES – 3.1%
AES Corp. / The (Ind. Power & Renewable Elec.)		2,310	47,886
Ameren Corp. (Multi-Utilities)		1,010	82,487
American Water Works Co., Inc. (Water Utilities)		750	107,062
Atmos Energy Corp. (Gas Utilities)		530	61,660
Avangrid, Inc. (Electric Utilities)		1,500	56,520
CenterPoint Energy, Inc. (Multi-Utilities)		2,070	60,341
CMS Energy Corp. (Multi-Utilities)		1,180	69,325
Consolidated Edison, Inc. (Multi-Utilities)		1,410	127,464
Constellation Energy Corp. (Electric Utilities)		1,120	102,536
DTE Energy Co. (Multi-Utilities)		790	86,916
Edison International (Electric Utilities)		1,470	102,092
Entergy Corp. (Electric Utilities)		830	80,817
Essential Utilities, Inc. (Water Utilities)		1,620	64,654
Eversource Energy (Electric Utilities)		1,400	99,288
FirstEnergy Corp. (Electric Utilities)		2,210	85,925
IDACORP, Inc. (Electric Utilities)		3,550	364,230
PG&E Corp. (Electric Utilities)	(a)	7,056	121,928
Portland General Electric Co. (Electric Utilities)		6,910	323,595
PPL Corp. (Electric Utilities)		3,140	83,084
Public Service Enterprise Group, Inc. (Multi-Utilities)		2,070	129,603
WEC Energy Group, Inc. (Multi-Utilities)		1,290	113,830
Xcel Energy, Inc. (Electric Utilities)		2,150	133,665

			2,504,908

Total Common Stocks (Cost $80,210,066)			$79,987,412

Exchange Traded Funds – 0.2%			Shares	Value
iShares Russell Mid-Cap ETF			2,096	$153,071

Total Exchange Traded Funds (Cost $146,466)				$153,071

Total Investments – 99.8% (Cost $80,356,532)	(b	)		$80,140,483

Other Assets in Excess of Liabilities – 0.2%				179,848

Net Assets – 100.0%				$80,320,331

Percentages are stated as a percent of net assets.
39	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Abbreviations:

ADR:	American Depositary Receipts
ETF:	Exchange Traded Fund
NVS:	Non Voting Shares
REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities of companies that are included in the S&P 500® Index.

Performance as of June 30, 2023

Average Annual returns
One year	19.15%
Five years	11.89%
Ten years	12.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.38% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 16.68% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, Consumer Discretionary and Communication Services were the top contributors for the six-month period. Energy, Health Care and Utilities were the top detractors from performance. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Apple, Inc., Microsoft Corp., and NVIDIA Corp. Pfizer, Inc., UnitedHealth Group, Inc., and Abbvie, Inc. were the leading detractors. Derivatives had no significant impact on the Portfolio’s performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

41	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	100.3
U.S. Treasury Obligations	0.0
Less Net Liabilities	(0.3)

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	7.7
2.	Microsoft Corp.	6.8
3.	Amazon.com, Inc.	3.2
4.	NVIDIA Corp.	2.8
5.	Alphabet, Inc. Class A	1.9
6.	Tesla, Inc.	1.9
7.	Meta Platforms, Inc. Class A	1.7
8.	Alphabet, Inc. Class C	1.7
9.	Berkshire Hathaway, Inc. Class B	1.7
10.	UnitedHealth Group, Inc.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.3
Health Care	13.5
Financials	12.5
Consumer Discretionary	10.7
Industrials	8.5
Communication Services	8.4
Consumer Staples	6.7
Energy	4.1
Utilities	2.6
Materials	2.5
Real Estate	2.5

100.3

42

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 100.3%			Shares	Value

COMMUNICATION SERVICES – 8.4%
Activision Blizzard, Inc. (Entertainment)	(a	)	21,008	$1,770,974
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	174,462	20,883,102
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	150,025	18,148,524
AT&T, Inc. (Diversified Telecom. Svs.)			209,915	3,348,144
Charter Communications, Inc. Class A (Media)	(a	)	3,049	1,120,111
Comcast Corp. Class A (Media)			122,121	5,074,128
Electronic Arts, Inc. (Entertainment)			7,651	992,335
Fox Corp. Class A (Media)			7,999	271,966
Fox Corp. Class B (Media)			3,791	120,895
Interpublic Group of Cos., Inc. / The (Media)			11,411	440,236
Live Nation Entertainment, Inc. (Entertainment)	(a	)	4,258	387,946
Match Group, Inc. (Interactive Media & Svs.)	(a	)	8,235	344,635
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	64,953	18,640,212
Netflix, Inc. (Entertainment)	(a	)	13,053	5,749,716
News Corp. Class A (Media)			10,971	213,935
News Corp. Class B (Media)			3,846	75,843
Omnicom Group, Inc. (Media)			5,831	554,820
Paramount Global Class B (Media)			14,876	236,677
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	4,636	682,234
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	16,920	2,350,188
Verizon Communications, Inc. (Diversified Telecom. Svs.)			123,428	4,590,287
Walt Disney Co. / The (Entertainment)	(a	)	53,647	4,789,604
Warner Bros Discovery, Inc. (Entertainment)	(a	)	65,091	816,241

				91,602,753

CONSUMER DISCRETIONARY – 10.7%
Advance Auto Parts, Inc. (Specialty Retail)			1,781	125,204
Amazon.com, Inc. (Broadline Retail)	(a	)	262,093	34,166,444
Aptiv PLC (Automobile Components)	(a	)	7,921	808,655
AutoZone, Inc. (Specialty Retail)	(a	)	540	1,346,414
Bath & Body Works, Inc. (Specialty Retail)			6,766	253,725
Best Buy Co., Inc. (Specialty Retail)			5,760	472,032
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,085	2,929,858
BorgWarner, Inc. (Automobile Components)			6,824	333,762
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	6,262	319,174
CarMax, Inc. (Specialty Retail)	(a	)	4,655	389,624
Carnival Corp. (Hotels, Restaurants & Leisure)	(a	)	29,695	559,157
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	811	1,734,729
D.R. Horton, Inc. (Household Durables)			9,106	1,108,109
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			3,545	592,299
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			1,029	346,763
eBay, Inc. (Broadline Retail)			15,675	700,516
Etsy, Inc. (Broadline Retail)	(a	)	3,656	309,334
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a	)	4,158	454,844
Ford Motor Co. (Automobiles)			115,401	1,746,017
Garmin Ltd. (Household Durables)			4,480	467,219
General Motors Co. (Automobiles)			40,829	1,574,366
Genuine Parts Co. (Distributors)			4,109	695,366
Hasbro, Inc. (Leisure Products)			3,824	247,680
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			7,780	1,132,379
Home Depot, Inc. / The (Specialty Retail)			29,728	9,234,706
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a	)	9,644	559,352
Lennar Corp. Class A (Household Durables)			7,442	932,557
LKQ Corp. (Distributors)			7,413	431,956
Lowe’s Cos., Inc. (Specialty Retail)			17,505	3,950,879
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			7,575	1,391,452

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
McDonald’s Corp. (Hotels, Restaurants & Leisure)			21,440	$6,397,910
MGM Resorts International (Hotels, Restaurants & Leisure)			8,780	385,618
Mohawk Industries, Inc. (Household Durables)	(a	)	1,584	163,405
Newell Brands, Inc. (Household Durables)			11,274	98,084
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			36,154	3,990,317
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	12,458	271,211
NVR, Inc. (Household Durables)	(a	)	89	565,205
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	1,787	1,707,121
Pool Corp. (Distributors)			1,153	431,960
PulteGroup, Inc. (Household Durables)			6,536	507,716
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			1,221	150,549
Ross Stores, Inc. (Specialty Retail)			10,039	1,125,673
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a	)	6,441	668,189
Starbucks Corp. (Hotels, Restaurants & Leisure)			33,667	3,335,053
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			6,861	293,651
Tesla, Inc. (Automobiles)	(a	)	79,104	20,707,054
TJX Cos., Inc. / The (Specialty Retail)			33,801	2,865,987
Tractor Supply Co. (Specialty Retail)			3,214	710,615
Ulta Beauty, Inc. (Specialty Retail)	(a	)	1,467	690,363
V.F. Corp. (Textiles, Apparel & Luxury Goods)			9,852	188,075
Whirlpool Corp. (Household Durables)			1,623	241,486
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)			3,053	322,427
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			8,231	1,140,405

				116,272,646

CONSUMER STAPLES – 6.7% Altria Group, Inc. (Tobacco)			52,442	2,375,623
Archer-Daniels-Midland Co. (Food Products)			16,000	1,208,960
Brown-Forman Corp. Class B (Beverages)			5,329	355,871
Bunge Ltd. (Food Products)			4,393	414,480
Campbell Soup Co. (Food Products)			5,819	265,986
Church & Dwight Co., Inc. (Household Products)			7,175	719,150
Clorox Co. / The (Household Products)			3,630	577,315
Coca-Cola Co. / The (Beverages)			114,289	6,882,484
Colgate-Palmolive Co. (Household Products)			24,354	1,876,232
Conagra Brands, Inc. (Food Products)			13,983	471,507
Constellation Brands, Inc. Class A (Beverages)			4,737	1,165,918
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)			13,022	7,010,784
Dollar General Corp. (Consumer Staples Distribution & Retail)			6,434	1,092,365
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a	)	6,096	874,776
Estee Lauder Cos., Inc. / The Class A (Personal Care Products)			6,806	1,336,562
General Mills, Inc. (Food Products)			17,266	1,324,302
Hershey Co. / The (Food Products)			4,332	1,081,700
Hormel Foods Corp. (Food Products)			8,419	338,612
J.M. Smucker Co. / The (Food Products)			3,118	460,435
Kellogg Co. (Food Products)			7,540	508,196
Keurig Dr Pepper, Inc. (Beverages)			24,707	772,588
Kimberly-Clark Corp. (Household Products)			9,905	1,367,484
Kraft Heinz Co. / The (Food Products)			23,464	832,972
Kroger Co. / The (Consumer Staples Distribution & Retail)			19,187	901,789
Lamb Weston Holdings, Inc. (Food Products)			4,309	495,320
McCormick & Co., Inc. (Food Products)			7,359	641,926
Molson Coors Beverage Co. Class B (Beverages)			5,474	360,408

43	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value
CONSUMER STAPLES (continued)
Mondelez International, Inc. Class A (Food Products)			40,015	$2,918,694
Monster Beverage Corp. (Beverages)	(a	)	22,463	1,290,275
PepsiCo, Inc. (Beverages)			40,459	7,493,816
Philip Morris International, Inc. (Tobacco)			45,583	4,449,812
Procter & Gamble Co. / The (Household Products)			69,207	10,501,470
Sysco Corp. (Consumer Staples Distribution & Retail)			14,876	1,103,799
Target Corp. (Consumer Staples Distribution & Retail)			13,551	1,787,377
Tyson Foods, Inc. Class A (Food Products)			8,416	429,553
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)			21,031	599,173
Walmart, Inc. (Consumer Staples Distribution & Retail)			41,187	6,473,773

				72,761,487

ENERGY – 4.1%
APA Corp. (Oil, Gas & Consumable Fuels)			9,146	312,519
Baker Hughes Co. (Energy Equip. & Svs.)			29,729	939,734
Chevron Corp. (Oil, Gas & Consumable Fuels)			51,170	8,051,599
ConocoPhillips (Oil, Gas & Consumable Fuels)			35,535	3,681,781
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)			22,134	559,990
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			18,838	910,629
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			5,306	696,996
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			17,177	1,965,736
EQT Corp. (Oil, Gas & Consumable Fuels)			10,705	440,297
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			118,715	12,732,184
Halliburton Co. (Energy Equip. & Svs.)			26,494	874,037
Hess Corp. (Oil, Gas & Consumable Fuels)			8,119	1,103,778
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			57,912	997,245
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			17,980	413,900
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			12,462	1,453,069
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			21,098	1,240,562
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			13,138	810,877
Phillips 66 (Oil, Gas & Consumable Fuels)			13,478	1,285,532
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			6,864	1,422,083
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)			41,862	2,056,261
Targa Resources Corp. (Oil, Gas & Consumable Fuels)			6,616	503,478
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			10,617	1,245,374
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			35,768	1,167,110

				44,864,771

FINANCIALS – 12.5%
Aflac, Inc. (Insurance)			16,153	1,127,479
Allstate Corp. / The (Insurance)			7,713	841,026
American Express Co. (Consumer Finance)			17,456	3,040,835
American International Group, Inc.
(Insurance)			21,253	1,222,898
Ameriprise Financial, Inc. (Capital Markets)			3,062	1,017,074
Aon PLC Class A (Insurance)			5,998	2,070,510
Arch Capital Group Ltd. (Insurance)	(a	)	10,927	817,886
Arthur J. Gallagher & Co. (Insurance)			6,293	1,381,754
Assurant, Inc. (Insurance)			1,534	192,854
Bank of America Corp. (Banks)			203,561	5,840,165

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
Bank of New York Mellon Corp. / The (Capital Markets)			21,101	$939,417
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	52,361	17,855,101
BlackRock, Inc. (Capital Markets)			4,398	3,039,634
Brown & Brown, Inc. (Insurance)			6,953	478,645
Capital One Financial Corp. (Consumer Finance)			11,206	1,225,600
CBOE Global Markets, Inc. (Capital Markets)			3,117	430,177
Charles Schwab Corp. / The (Capital Markets)			43,635	2,473,232
Chubb Ltd. (Insurance)			12,163	2,342,107
Cincinnati Financial Corp. (Insurance)			4,594	447,088
Citigroup, Inc. (Banks)			57,161	2,631,692
Citizens Financial Group, Inc. (Banks)			14,344	374,092
CME Group, Inc. (Capital Markets)			10,565	1,957,589
Comerica, Inc. (Banks)			3,931	166,517
Discover Financial Services (Consumer Finance)			7,452	870,766
Everest Re Group Ltd. (Insurance)			1,252	428,009
FactSet Research Systems, Inc. (Capital Markets)			1,120	448,728
Fidelity National Information Services, Inc. (Financial Services)			17,395	951,506
Fifth Third Bancorp (Banks)			19,852	520,321
Fiserv, Inc. (Financial Services)	(a	)	18,131	2,287,226
FleetCor Technologies, Inc. (Financial Services)	(a	)	2,163	543,086
Franklin Resources, Inc. (Capital Markets)			8,395	224,230
Global Payments, Inc. (Financial Services)			7,689	757,520
Globe Life, Inc. (Insurance)			2,635	288,849
Goldman Sachs Group, Inc. / The (Capital Markets)			9,762	3,148,635
Hartford Financial Services Group, Inc. / The (Insurance)			9,085	654,302
Huntington Bancshares, Inc. (Banks)			42,606	459,293
Intercontinental Exchange, Inc. (Capital Markets)			16,447	1,859,827
Invesco Ltd. (Capital Markets)			13,584	228,347
Jack Henry & Associates, Inc. (Financial Services)			2,154	360,429
JPMorgan Chase & Co. (Banks)			85,806	12,479,625
KeyCorp (Banks)			27,179	251,134
Lincoln National Corp. (Insurance)			4,648	119,732
Loews Corp. (Insurance)			5,607	332,944
M&T Bank Corp. (Banks)			4,854	600,731
MarketAxess Holdings, Inc. (Capital Markets)			1,094	285,993
Marsh & McLennan Cos., Inc. (Insurance)			14,525	2,731,862
Mastercard, Inc. Class A (Financial Services)			24,570	9,663,381
MetLife, Inc. (Insurance)			18,885	1,067,569
Moody’s Corp. (Capital Markets)			4,635	1,611,682
Morgan Stanley (Capital Markets)			38,251	3,266,635
MSCI, Inc. (Capital Markets)			2,351	1,103,301
Nasdaq, Inc. (Capital Markets)			9,888	492,917
Northern Trust Corp. (Capital Markets)			6,093	451,735
PayPal Holdings, Inc. (Financial Services)	(a	)	32,759	2,186,008
PNC Financial Services Group, Inc. / The (Banks)			11,719	1,476,008
Principal Financial Group, Inc. (Insurance)			6,581	499,103
Progressive Corp. / The (Insurance)			17,190	2,275,440
Prudential Financial, Inc. (Insurance)			10,711	944,924
Raymond James Financial, Inc. (Capital Markets)			5,574	578,414
Regions Financial Corp. (Banks)			27,438	488,945
S&P Global, Inc. (Capital Markets)			9,632	3,861,372
State Street Corp. (Capital Markets)			9,800	717,164
Synchrony Financial (Consumer Finance)			12,665	429,597
T. Rowe Price Group, Inc. (Capital Markets)			6,597	738,996
Travelers Cos., Inc. / The (Insurance)			6,786	1,178,457
Truist Financial Corp. (Banks)			39,106	1,186,867
U.S. Bancorp (Banks)			40,958	1,353,252

44	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Visa, Inc. (Financial Services)			47,515	$11,283,862
W.R. Berkley Corp. (Insurance)			5,953	354,561
Wells Fargo & Co. (Banks)			110,179	4,702,440
Willis Towers Watson PLC (Insurance)			3,121	734,996
Zions Bancorp N.A. (Banks)			4,379	117,620
				135,511,713

HEALTH CARE – 13.5%
Abbott Laboratories (Health Care Equip. & Supplies)			51,060	5,566,561
AbbVie, Inc. (Biotechnology)			51,803	6,979,418
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			8,691	1,045,093
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	2,086	737,693
AmerisourceBergen Corp. (Health Care Providers & Svs.)			4,746	913,273
Amgen, Inc. (Biotechnology)			15,688	3,483,050
Baxter International, Inc. (Health Care Equip. & Supplies)			14,822	675,290
Becton Dickinson & Co. (Health Care Equip. & Supplies)			8,341	2,202,107
Biogen, Inc. (Biotechnology)	(a	)	4,252	1,211,182
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a	)	628	238,087
Bio-Techne Corp. (Life Sciences Tools & Svs.)			4,589	374,600
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	42,227	2,284,058
Bristol-Myers Squibb Co. (Pharmaceuticals)			61,697	3,945,523
Cardinal Health, Inc. (Health Care Providers & Svs.)			7,461	705,587
Catalent, Inc. (Pharmaceuticals)	(a	)	5,205	225,689
Centene Corp. (Health Care Providers & Svs.)	(a	)	16,118	1,087,159
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a	)	1,485	312,221
Cigna Group / The (Health Care Providers & Svs.)			8,689	2,438,133
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			1,446	554,440
CVS Health Corp. (Health Care Providers & Svs.)			37,642	2,602,191
Danaher Corp. (Life Sciences Tools & Svs.)			19,503	4,680,720
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	1,631	163,867
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			6,322	253,006
Dexcom, Inc. (Health Care Equip. & Supplies)	(a	)	11,384	1,462,958
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	17,802	1,679,263
Elevance Health, Inc. (Health Care Providers & Svs.)			6,961	3,092,703
Eli Lilly & Co. (Pharmaceuticals)			23,136	10,850,321
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)			11,481	932,716
Gilead Sciences, Inc. (Biotechnology)			36,629	2,822,997
HCA Healthcare, Inc. (Health Care Providers & Svs.)			6,060	1,839,089
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	3,883	314,911
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	7,186	581,850
Humana, Inc. (Health Care Providers & Svs.)			3,670	1,640,967
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	2,438	1,224,437
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	4,643	870,516
Incyte Corp. (Biotechnology)	(a	)	5,458	339,760
Insulet Corp. (Health Care Equip. & Supplies)	(a	)	2,043	589,079
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	10,290	3,518,563
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	5,451	1,225,221
Johnson & Johnson (Pharmaceuticals)			76,309	12,630,666

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)			2,602	$627,941
McKesson Corp. (Health Care Providers & Svs.)			3,984	1,702,403
Medtronic PLC (Health Care Equip. & Supplies)			39,064	3,441,538
Merck & Co., Inc. (Pharmaceuticals)			74,520	8,598,863
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	645	846,008
Moderna, Inc. (Biotechnology)	(a	)	9,627	1,169,680
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	1,699	511,807
Organon & Co. (Pharmaceuticals)			7,448	154,993
Pfizer, Inc. (Pharmaceuticals)			165,767	6,080,334
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			3,278	460,756
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,168	2,276,335
ResMed, Inc. (Health Care Equip. & Supplies)			4,316	943,046
Revvity, Inc. (Life Sciences Tools & Svs.)			3,656	434,296
STERIS PLC (Health Care Equip. & Supplies)			2,916	656,042
Stryker Corp. (Health Care Equip. & Supplies)			9,921	3,026,798
Teleflex, Inc. (Health Care Equip. & Supplies)			1,392	336,906
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			11,327	5,909,862
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			27,337	13,139,256
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			1,864	294,083
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	7,564	2,661,847
Viatris, Inc. (Pharmaceuticals)			34,858	347,883
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	1,746	465,379
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)			2,180	833,785
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)			6,128	892,237
Zoetis, Inc. (Pharmaceuticals)			13,572	2,337,234
				146,444,277

INDUSTRIALS – 8.5%
3M Co. (Industrial Conglomerates)			16,197	1,621,158
A.O. Smith Corp. (Building Products)			3,678	267,685
Alaska Air Group, Inc. (Passenger Airlines)	(a	)	3,783	201,180
Allegion PLC (Building Products)			2,610	313,252
American Airlines Group, Inc. (Passenger Airlines)	(a	)	19,370	347,498
AMETEK, Inc. (Electrical Equip.)			6,767	1,095,442
Automatic Data Processing, Inc. (Professional Svs.)			12,129	2,665,833
Axon Enterprise, Inc. (Aerospace & Defense)	(a	)	2,044	398,825
Boeing Co. / The (Aerospace & Defense)	(a	)	16,605	3,506,312
Broadridge Financial Solutions, Inc. (Professional Svs.)			3,481	576,558
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			3,380	318,903
Carrier Global Corp. (Building Products)			24,491	1,217,448
Caterpillar, Inc. (Machinery)			15,132	3,723,229
Ceridian HCM Holding, Inc. (Professional Svs.)	(a	)	4,598	307,928
Cintas Corp. (Commercial Svs. & Supplies)			2,541	1,263,080
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	12,604	1,149,611
CSX Corp. (Ground Transportation)			59,700	2,035,770
Cummins, Inc. (Machinery)			4,157	1,019,130
Deere & Co. (Machinery)			7,917	3,207,889
Delta Air Lines, Inc. (Passenger Airlines)	(a	)	18,872	897,175
Dover Corp. (Machinery)			4,086	603,298
Eaton Corp. PLC (Electrical Equip.)			11,702	2,353,272
Emerson Electric Co. (Electrical Equip.)			16,774	1,516,202
Equifax, Inc. (Professional Svs.)			3,601	847,315
Expeditors International of Washington, Inc. (Air Freight & Logistics)			4,461	540,361

45	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Fastenal Co. (Trading Companies & Distributors)			16,764	$988,908
FedEx Corp. (Air Freight & Logistics)			6,794	1,684,233
Fortive Corp. (Machinery)			10,386	776,561
Generac Holdings, Inc. (Electrical Equip.)	(a	)	1,848	275,592
General Dynamics Corp. (Aerospace & Defense)			6,606	1,421,281
General Electric Co. (Industrial Conglomerates)			31,989	3,513,992
Honeywell International, Inc. (Industrial Conglomerates)			19,542	4,054,965
Howmet Aerospace, Inc. (Aerospace & Defense)			10,875	538,965
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			1,177	267,885
IDEX Corp. (Machinery)			2,233	480,676
Illinois Tool Works, Inc. (Machinery)			8,120	2,031,299
Ingersoll Rand, Inc. (Machinery)			11,869	775,758
J.B. Hunt Transport Services, Inc. (Ground Transportation)			2,455	444,429
Jacobs Solutions, Inc. (Professional Svs.)			3,745	445,243
Johnson Controls International PLC (Building Products)			20,137	1,372,135
L3Harris Technologies, Inc. (Aerospace & Defense)			5,563	1,089,068
Leidos Holdings, Inc. (Professional Svs.)			3,995	353,478
Lockheed Martin Corp. (Aerospace & Defense)			6,619	3,047,255
Masco Corp. (Building Products)			6,576	377,331
Nordson Corp. (Machinery)			1,567	388,898
Norfolk Southern Corp. (Ground Transportation)			6,684	1,515,664
Northrop Grumman Corp. (Aerospace & Defense)			4,192	1,910,714
Old Dominion Freight Line, Inc. (Ground Transportation)			2,641	976,510
Otis Worldwide Corp. (Machinery)			12,133	1,079,958
PACCAR, Inc. (Machinery)			15,352	1,284,195
Parker-Hannifin Corp. (Machinery)			3,767	1,469,281
Paychex, Inc. (Professional Svs.)			9,419	1,053,703
Paycom Software, Inc. (Professional Svs.)			1,419	455,839
Pentair PLC (Machinery)			4,862	314,085
Quanta Services, Inc. (Construction & Engineering)			4,263	837,466
Raytheon Technologies Corp. (Aerospace & Defense)			42,906	4,203,072
Republic Services, Inc. (Commercial Svs. & Supplies)			6,042	925,453
Robert Half International, Inc. (Professional Svs.)			3,163	237,921
Rockwell Automation, Inc. (Electrical Equip.)			3,372	1,110,905
Rollins, Inc. (Commercial Svs. & Supplies)			6,734	288,417
Snap-on, Inc. (Machinery)			1,560	449,576
Southwest Airlines Co. (Passenger Airlines)			17,372	629,040
Stanley Black & Decker, Inc. (Machinery)			4,456	417,572
Textron, Inc. (Aerospace & Defense)			5,879	397,597
Trane Technologies PLC (Building Products)			6,692	1,279,912
TransDigm Group, Inc. (Aerospace & Defense)			1,533	1,370,763
Union Pacific Corp. (Ground Transportation)			17,901	3,662,903
United Airlines Holdings, Inc.
(Passenger Airlines)	(a	)	9,611	527,356
United Parcel Service, Inc. Class B (Air Freight & Logistics)			21,290	3,816,232
United Rentals, Inc. (Trading Companies & Distributors)			2,018	898,757
Verisk Analytics, Inc. (Professional Svs.)			4,251	960,853
W.W. Grainger, Inc. (Trading Companies & Distributors)			1,311	1,033,841
Waste Management, Inc. (Commercial Svs. & Supplies)			10,873	1,885,596

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Westinghouse Air Brake Technologies Corp. (Machinery)			5,313	$582,677
Xylem, Inc. (Machinery)			7,029	791,606

				92,689,770

INFORMATION TECHNOLOGY – 28.3%
Accenture PLC Class A (IT Svs.)			18,544	5,722,308
Adobe, Inc. (Software)	(a	)	13,468	6,585,717
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	47,284	5,386,120
Akamai Technologies, Inc. (IT Svs.)	(a	)	4,432	398,304
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			17,502	1,486,795
Analog Devices, Inc. (Semiconductors & Equip.)			14,854	2,893,708
ANSYS, Inc. (Software)	(a	)	2,545	840,537
Apple, Inc. (Tech. Hardware, Storage & Periph.)			434,123	84,206,838
Applied Materials, Inc. (Semiconductors & Equip.)			24,818	3,587,194
Arista Networks, Inc. (Communications Equip.)	(a	)	7,334	1,188,548
Autodesk, Inc. (Software)	(a	)	6,287	1,286,383
Broadcom, Inc. (Semiconductors & Equip.)			12,242	10,619,078
Cadence Design Systems, Inc. (Software)	(a	)	8,007	1,877,802
CDW Corp. (Electronic Equip., Instr. & Comp.)			3,962	727,027
Cisco Systems, Inc. (Communications Equip.)			120,279	6,223,235
Cognizant Technology Solutions Corp. Class A (IT Svs.)			14,909	973,260
Corning, Inc. (Electronic Equip., Instr. & Comp.)			22,456	786,858
DXC Technology Co. (IT Svs.)	(a	)	6,680	178,490
Enphase Energy, Inc. (Semiconductors & Equip.)	(a	)	4,018	672,935
EPAM Systems, Inc. (IT Svs.)	(a	)	1,713	384,997
F5, Inc. (Communications Equip.)	(a	)	1,755	256,686
Fair Isaac Corp. (Software)	(a	)	734	593,960
First Solar, Inc. (Semiconductors & Equip.)	(a	)	2,910	553,162
Fortinet, Inc. (Software)	(a	)	19,136	1,446,490
Gartner, Inc. (IT Svs.)	(a	)	2,317	811,668
Gen Digital, Inc. (Software)			16,820	312,011
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			37,947	637,510
HP, Inc. (Tech. Hardware, Storage & Periph.)			25,488	782,736
Intel Corp. (Semiconductors & Equip.)			122,469	4,095,363
International Business Machines Corp. (IT Svs.)			26,663	3,567,776
Intuit, Inc. (Software)			8,237	3,774,111
Juniper Networks, Inc. (Communications Equip.)			9,518	298,199
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,233	876,266
KLA Corp. (Semiconductors & Equip.)			4,029	1,954,146
Lam Research Corp. (Semiconductors & Equip.)			3,945	2,536,083
Microchip Technology, Inc. (Semiconductors & Equip.)			16,089	1,441,413
Micron Technology, Inc. (Semiconductors & Equip.)			32,136	2,028,103
Microsoft Corp. (Software)			218,320	74,346,693
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			1,317	711,483
Motorola Solutions, Inc. (Communications Equip.)			4,928	1,445,284
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			6,258	478,111
NVIDIA Corp. (Semiconductors & Equip.)			72,617	30,718,443
NXP Semiconductors N.V. (Semiconductors & Equip.)			7,628	1,561,299
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	12,684	1,199,653
Oracle Corp. (Software)			45,184	5,380,963

46	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Palo Alto Networks, Inc. (Software)	(a	)	8,885	$2,270,206
PTC, Inc. (Software)	(a	)	3,145	447,533
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	2,951	301,091
QUALCOMM, Inc. (Semiconductors & Equip.)			32,708	3,893,560
Roper Technologies, Inc. (Software)			3,130	1,504,904
Salesforce, Inc. (Software)	(a	)	28,745	6,072,669
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)			5,596	346,225
ServiceNow, Inc. (Software)	(a	)	5,982	3,361,705
Skyworks Solutions, Inc. (Semiconductors & Equip.)			4,704	520,686
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a	)	1,641	441,511
Synopsys, Inc. (Software)	(a	)	4,472	1,947,154
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			9,261	1,298,022
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	1,374	564,865
Teradyne, Inc. (Semiconductors & Equip.)			4,574	509,223
Texas Instruments, Inc. (Semiconductors & Equip.)			26,652	4,797,893
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	7,345	388,844
Tyler Technologies, Inc. (Software)	(a	)	1,237	515,173
VeriSign, Inc. (IT Svs.)	(a	)	2,651	599,046
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a	)	9,412	356,997
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	1,500	443,745

				308,414,798

MATERIALS – 2.5%
Air Products and Chemicals, Inc. (Chemicals)			6,522	1,953,535
Albemarle Corp. (Chemicals)			3,445	768,545
Amcor PLC (Containers & Packaging)			43,394	433,072
Avery Dennison Corp. (Containers & Packaging)			2,356	404,761
Ball Corp. (Containers & Packaging)			9,196	535,299
Celanese Corp. (Chemicals)			2,942	340,684
CF Industries Holdings, Inc. (Chemicals)			5,753	399,373
Corteva, Inc. (Chemicals)			20,879	1,196,367
Dow, Inc. (Chemicals)			20,762	1,105,784
DuPont de Nemours, Inc. (Chemicals)			13,480	963,011
Eastman Chemical Co. (Chemicals)			3,454	289,169
Ecolab, Inc. (Chemicals)			7,272	1,357,610
FMC Corp. (Chemicals)			3,691	385,119
Freeport-McMoRan, Inc. (Metals & Mining)			42,102	1,684,080
International Flavors & Fragrances, Inc. (Chemicals)			7,532	599,472
International Paper Co. (Containers & Packaging)			10,266	326,561
Linde PLC (Chemicals)			14,376	5,478,406
LyondellBasell Industries N.V. Class A (Chemicals)			7,422	681,562
Martin Marietta Materials, Inc. (Construction Materials)			1,817	838,891
Mosaic Co. / The (Chemicals)			9,845	344,575
Newmont Corp. (Metals & Mining)			23,316	994,660
Nucor Corp. (Metals & Mining)			7,381	1,210,336
Packaging Corp. of America (Containers & Packaging)			2,660	351,546
PPG Industries, Inc. (Chemicals)			6,912	1,025,050
Sealed Air Corp. (Containers & Packaging)			4,334	173,360
Sherwin-Williams Co. / The (Chemicals)			6,889	1,829,167
Steel Dynamics, Inc. (Metals & Mining)			4,688	510,664
Vulcan Materials Co. (Construction Materials)			3,902	879,667
Westrock Co. (Containers & Packaging)			7,394	214,943

				27,275,269

REAL ESTATE – 2.5%
Alexandria Real Estate Equities, Inc.
(Office REITs)			4,593	521,260

Common Stocks (Continued)			Shares	Value

REAL ESTATE (continued)
American Tower Corp. (Specialized REITs)			13,689	$2,654,845
AvalonBay Communities, Inc. (Residential REITs)			4,172	789,634
Boston Properties, Inc. (Office REITs)			4,189	241,245
Camden Property Trust (Residential REITs)			3,103	337,824
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	9,116	735,752
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a	)	11,999	1,067,911
Crown Castle, Inc. (Specialized REITs)			12,744	1,452,051
Digital Realty Trust, Inc. (Specialized REITs)			8,560	974,727
Equinix, Inc. (Specialized REITs)			2,748	2,154,267
Equity Residential (Residential REITs)			9,992	659,172
Essex Property Trust, Inc. (Residential REITs)			1,869	437,907
Extra Space Storage, Inc. (Specialized REITs)			3,952	588,255
Federal Realty Investment Trust (Retail REITs)			2,156	208,636
Healthpeak Properties, Inc. (Health Care REITs)			16,096	323,530
Host Hotels & Resorts, Inc. (Hotel & Resort REITs)			20,996	353,363
Invitation Homes, Inc. (Residential REITs)			17,051	586,554
Iron Mountain, Inc. (Specialized REITs)			8,505	483,254
Kimco Realty Corp. (Retail REITs)			18,024	355,433
Mid-America Apartment Communities, Inc. (Residential REITs)			3,411	517,994
Prologis, Inc. (Industrial REITs)			27,133	3,327,320
Public Storage (Specialized REITs)			4,652	1,357,826
Realty Income Corp. (Retail REITs)			19,829	1,185,576
Regency Centers Corp. (Retail REITs)			4,543	280,621
SBA Communications Corp. (Specialized REITs)			3,179	736,765
Simon Property Group, Inc. (Retail REITs)			9,612	1,109,994
UDR, Inc. (Residential REITs)			9,115	391,580
Ventas, Inc. (Health Care REITs)			11,728	554,383
VICI Properties, Inc. (Specialized REITs)			29,507	927,405
Welltower, Inc. (Health Care REITs)			14,612	1,181,965
Weyerhaeuser Co. (Specialized REITs)			21,514	720,934

				27,217,983

UTILITIES – 2.6%
AES Corp. / The (Ind. Power & Renewable Elec.)			19,576	405,810
Alliant Energy Corp. (Electric Utilities)			7,416	389,192
Ameren Corp. (Multi-Utilities)			7,682	627,389
American Electric Power Co., Inc. (Electric Utilities)			15,130	1,273,946
American Water Works Co., Inc. (Water Utilities)			5,715	815,816
Atmos Energy Corp. (Gas Utilities)			4,217	490,606
CenterPoint Energy, Inc. (Multi-Utilities)			18,513	539,654
CMS Energy Corp. (Multi-Utilities)			8,536	501,490
Consolidated Edison, Inc. (Multi-Utilities)			10,177	920,001
Constellation Energy Corp. (Electric Utilities)			9,515	871,098
Dominion Energy, Inc. (Multi-Utilities)			24,549	1,271,393
DTE Energy Co. (Multi-Utilities)			6,035	663,971
Duke Energy Corp. (Electric Utilities)			22,641	2,031,803
Edison International (Electric Utilities)			11,242	780,757
Entergy Corp. (Electric Utilities)			6,193	603,012
Evergy, Inc. (Electric Utilities)			6,685	390,538
Eversource Energy (Electric Utilities)			10,238	726,079
Exelon Corp. (Electric Utilities)			29,213	1,190,137
FirstEnergy Corp. (Electric Utilities)			15,943	619,864
NextEra Energy, Inc. (Electric Utilities)			59,415	4,408,593
NiSource, Inc. (Multi-Utilities)			12,239	334,736
NRG Energy, Inc. (Electric Utilities)			6,779	253,467
PG&E Corp. (Electric Utilities)	(a	)	47,461	820,126
Pinnacle West Capital Corp. (Electric Utilities)			3,364	274,031
PPL Corp. (Electric Utilities)			21,645	572,727
Public Service Enterprise Group, Inc. (Multi-Utilities)			14,664	918,113
Sempra Energy (Multi-Utilities)			9,249	1,346,562

47	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
Southern Co. / The (Electric Utilities)	32,032	$2,250,248
WEC Energy Group, Inc. (Multi-Utilities)	9,253	816,485
Xcel Energy, Inc. (Electric Utilities)	16,181	1,005,973

		28,113,617

Total Common Stocks (Cost $681,835,024)		$1,091,169,084

U.S. Treasury Obligations – 0.0%	Rate	Maturity	Face Amount	Value
U.S. Treasury Bill (b)	0.000%	09/07/2023	$200,000	$198,117

Total U.S. Treasury Obligations (Cost $198,062)				$198,117

Total Investments – 100.3% (Cost $682,033,086)			(c)	$1,091,367,201
Liabilities in Excess of Other Assets – (0.3)%			(b)	(3,442,193)

Net Assets – 100.0%				$1,087,925,008

Percentages are stated as a percent of net assets.

Abbreviations:

REITs: Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully pledged, in addition to $50,281 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	22	September 15, 2023	$4,850,225	$4,937,075	$86,850	$55,099

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

Performance as of June 30, 2023

Average Annual returns
One year	11.25%
Five years	7.36%
Ten years	8.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.73% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 5.33% versus 5.12% for its benchmark, the Russell 1000® Value Index.

Q. What affected the Portfolio’s performance?

A. Fundamental and macro thematic stock selection insights drove outperformance. Macro thematic insights contributed to performance by capturing the artificial intelligence (“AI”) related market rally. Specifically, industry positioning driven by inventory trends, expectations of a soft economic landing and news sentiment motivated an overweight to the Information Technology sector. Within fundamental measures, traditional valuation insights that evaluate company sales, cash flows, research expenditures, and other financial statement metrics also drove positive performance. These measures helped to positively position the Portfolio around the Banks industry during the financial crisis earlier in the six-month period.

Security selection in Health Care was the primary source of weakness, with adverse performance across providers and health insurers. This includes positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiration, and the impact to health insurers amid an expected surge in expenses. Sentiment measures detracted, as insights designed to capture sentiment from bond markets and measures that evaluate institutional investor interest struggled. Nontraditional measures of company quality declined, with insights that evaluate company benefits detracting from performance. Defensive quality insights also declined amid the market rally later in the six-month period. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

49	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	99.7
Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Chevron Corp.	2.6
2.	Berkshire Hathaway, Inc. Class B	2.3
3.	Walmart, Inc.	2.3
4.	Honeywell International, Inc.	1.7
5.	Bristol-Myers Squibb Co.	1.6
6.	Comcast Corp. Class A	1.5
7.	CVS Health Corp.	1.5
8.	Procter & Gamble Co. / The	1.5
9.	JPMorgan Chase & Co.	1.5
10.	Boston Scientific Corp.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	19.2
Health Care	16.9
Industrials	13.8
Information Technology	9.8
Consumer Staples	9.3
Energy	6.9
Consumer Discretionary	6.4
Communication Services	4.8
Real Estate	4.5
Utilities	4.2
Materials	3.9

99.7

50

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 99.7%		Shares	Value

COMMUNICATION SERVICES – 4.8%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	18,180	$2,176,146
AT&T, Inc. (Diversified Telecom. Svs.)		38,903	620,503
Comcast Corp. Class A (Media)		73,972	3,073,537
Electronic Arts, Inc. (Entertainment)		5,082	659,135
Fox Corp. Class A (Media)		69,518	2,363,612
Fox Corp. Class B (Media)		1,498	47,771
Verizon Communications, Inc. (Diversified Telecom. Svs.)		18,836	700,511
Warner Bros Discovery, Inc. (Entertainment)	(a)	6,688	83,868

			9,725,083

CONSUMER DISCRETIONARY – 6.4%
Amazon.com, Inc. (Broadline Retail)	(a)	10,603	1,382,207
AutoNation, Inc. (Specialty Retail)	(a)	2,149	353,747
Best Buy Co., Inc. (Specialty Retail)		8,825	723,209
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		3,161	219,279
Cava Group, Inc. (Hotels, Restaurants & Leisure)	(a)	2,648	108,436
eBay, Inc. (Broadline Retail)		38,580	1,724,140
General Motors Co. (Automobiles)		72,362	2,790,279
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,833	693,790
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2,310	689,327
MGM Resorts International (Hotels, Restaurants & Leisure)		14,012	615,407
Savers Value Village, Inc. (Consumer Staples Distribution & Retail)	(a)	3,429	81,267
Taylor Morrison Home Corp. (Household Durables)	(a)	23,961	1,168,578
TJX Cos., Inc. / The (Specialty Retail)		8,358	708,675
Toll Brothers, Inc. (Household Durables)		4,727	373,764
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		16,929	682,916
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	1,944	13,044
Whirlpool Corp. (Household Durables)		4,307	640,838

			12,968,903

CONSUMER STAPLES – 9.3%
Archer-Daniels-Midland Co. (Food Products)		22,862	1,727,453
Coca-Cola Co. / The (Beverages)		12,077	727,277
General Mills, Inc. (Food Products)		4,813	369,157
Hershey Co. / The (Food Products)		8,670	2,164,899
Kellogg Co. (Food Products)		5,190	349,806
Keurig Dr Pepper, Inc. (Beverages)		6,515	203,724
Kimberly-Clark Corp. (Household Products)		15,690	2,166,161
PepsiCo, Inc. (Beverages)		14,861	2,752,554
Procter & Gamble Co. / The (Household Products)		19,767	2,999,445
Target Corp. (Consumer Staples Distribution & Retail)		5,088	671,107
Walmart, Inc. (Consumer Staples Distribution & Retail)		29,200	4,589,656

			18,721,239

ENERGY – 6.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)		33,383	5,252,815
ConocoPhillips (Oil, Gas & Consumable Fuels)		25,231	2,614,184
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		7,772	889,428
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		23,152	2,483,052
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		33,141	762,906
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		2,953	344,320
Phillips 66 (Oil, Gas & Consumable Fuels)		7,355	701,520

Common Stocks (Continued)			Shares	Value

ENERGY (continued)
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			4,072	$477,645
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			13,366	436,132

				13,962,002

FINANCIALS – 19.2%
Allstate Corp. / The (Insurance)			15,521	1,692,410
American Express Co. (Consumer Finance)			12,751	2,221,224
Bank of America Corp. (Banks)			81,719	2,344,518
Bank of New York Mellon Corp. / The (Capital Markets)			46,313	2,061,855
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	13,581	4,631,121
Block, Inc. (Financial Services)	(a	)	6,768	450,546
Citigroup, Inc. (Banks)			43,357	1,996,156
Everest Re Group Ltd. (Insurance)			873	298,444
Fidelity National Information Services, Inc. (Financial Services)			7,001	382,955
Intercontinental Exchange, Inc. (Capital Markets)			6,807	769,736
Invesco Ltd. (Capital Markets)			34,272	576,112
JPMorgan Chase & Co. (Banks)			20,384	2,964,649
KeyCorp (Banks)			87,085	804,665
Marsh & McLennan Cos., Inc. (Insurance)			10,999	2,068,692
Mastercard, Inc. Class A (Financial Services)			1,384	544,327
MetLife, Inc. (Insurance)			49,014	2,770,761
Nasdaq, Inc. (Capital Markets)			38,607	1,924,559
PayPal Holdings, Inc. (Financial Services)	(a	)	19,365	1,292,226
Prudential Financial, Inc. (Insurance)			3,915	345,381
S&P Global, Inc. (Capital Markets)			3,353	1,344,184
Synchrony Financial (Consumer Finance)			23,943	812,147
Travelers Cos., Inc. / The (Insurance)			14,587	2,533,178
Truist Financial Corp. (Banks)			11,902	361,226
U.S. Bancorp (Banks)			19,597	647,485
Unum Group (Insurance)			8,997	429,157
Visa, Inc. (Financial Services)			4,077	968,206
Wells Fargo & Co. (Banks)			34,354	1,466,229

				38,702,149

HEALTH CARE – 16.9%
Abbott Laboratories (Health Care Equip. & Supplies)			9,092	991,210
ACELYRIN, Inc. (Biotechnology)	(a	)	3,353	70,078
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			11,937	1,435,424
Amgen, Inc. (Biotechnology)			8,459	1,878,067
Becton Dickinson & Co. (Health Care Equip. & Supplies)			5,769	1,523,074
Biogen, Inc. (Biotechnology)	(a	)	1,063	302,796
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	53,594	2,898,899
Bristol-Myers Squibb Co. (Pharmaceuticals)			49,799	3,184,646
Cigna Group / The (Health Care Providers & Svs.)			6,984	1,959,710
CVS Health Corp. (Health Care Providers & Svs.)			43,764	3,025,405
Danaher Corp. (Life Sciences Tools & Svs.)			8,214	1,971,360
Elevance Health, Inc. (Health Care Providers & Svs.)			5,209	2,314,307
Gilead Sciences, Inc. (Biotechnology)			11,375	876,671
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	780	391,739
Incyte Corp. (Biotechnology)	(a	)	33,067	2,058,421
Johnson & Johnson (Pharmaceuticals)			16,398	2,714,197
Merck & Co., Inc. (Pharmaceuticals)			2,083	240,357
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	5,045	475,744
Pfizer, Inc. (Pharmaceuticals)			55,234	2,025,983
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,341	963,562

51	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Stryker Corp. (Health Care Equip. & Supplies)			5,677	$1,731,996
Teladoc Health, Inc. (Health Care Technology)	(a	)	24,849	629,177
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			710	370,443

				34,033,266

INDUSTRIALS – 13.8%
A.O. Smith Corp. (Building Products)			6,141	446,942
AECOM (Construction & Engineering)			25,183	2,132,748
Allegion PLC (Building Products)			6,483	778,090
AMETEK, Inc. (Electrical Equip.)			4,404	712,920
Cintas Corp. (Commercial Svs. & Supplies)			1,385	688,456
Cummins, Inc. (Machinery)			2,736	670,758
Curtiss-Wright Corp. (Aerospace & Defense)			3,490	640,973
Deere & Co. (Machinery)			3,225	1,306,738
Eaton Corp. PLC (Electrical Equip.)			9,570	1,924,527
General Dynamics Corp. (Aerospace & Defense)			9,956	2,142,033
Honeywell International, Inc. (Industrial Conglomerates)			16,899	3,506,543
Illinois Tool Works, Inc. (Machinery)			6,663	1,666,816
Insperity, Inc. (Professional Svs.)			1,915	227,808
Johnson Controls International PLC (Building Products)			4,367	297,567
Lockheed Martin Corp. (Aerospace & Defense)			3,817	1,757,271
Norfolk Southern Corp. (Ground Transportation)			1,600	362,816
Northrop Grumman Corp. (Aerospace & Defense)			1,258	573,396
Oshkosh Corp. (Machinery)			9,073	785,631
Ryder System, Inc. (Ground Transportation)			737	62,490
Schneider National, Inc. Class B (Ground Transportation)			14,258	409,490
Snap-on, Inc. (Machinery)			6,562	1,891,103
Textron, Inc. (Aerospace & Defense)			3,792	256,453
Timken Co. / The (Machinery)			15,783	1,444,618
Trane Technologies PLC (Building Products)			1,477	282,491
W.W. Grainger, Inc. (Trading Companies & Distributors)			1,697	1,338,237
Xylem, Inc. (Machinery)			14,213	1,600,668

				27,907,583

INFORMATION TECHNOLOGY – 9.8%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			3,567	691,891
Applied Materials, Inc. (Semiconductors & Equip.)			13,129	1,897,666
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	52,592	1,453,643
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			147,830	2,483,544
HP, Inc. (Tech. Hardware, Storage & Periph.)			11,167	342,939
Intel Corp. (Semiconductors & Equip.)			66,362	2,219,145

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Juniper Networks, Inc. (Communications Equip.)			44,892	$1,406,466
Manhattan Associates, Inc. (Software)	(a	)	6,113	1,221,867
Micron Technology, Inc. (Semiconductors & Equip.)			21,057	1,328,907
Microsoft Corp. (Software)			6,510	2,216,915
NVIDIA Corp. (Semiconductors & Equip.)			4,017	1,699,271
QUALCOMM, Inc. (Semiconductors & Equip.)			4,483	533,656
Salesforce, Inc. (Software)	(a	)	9,033	1,908,312
Zoom Video Communications, Inc. Class A (Software)	(a	)	6,877	466,811

				19,871,033

MATERIALS – 3.9%
Ecolab, Inc. (Chemicals)			13,386	2,499,032
FMC Corp. (Chemicals)			8,722	910,053
Huntsman Corp. (Chemicals)			7,830	211,567
LyondellBasell Industries N.V. Class A (Chemicals)			10,488	963,113
Newmont Corp. (Metals & Mining)			14,659	625,353
Reliance Steel & Aluminum Co. (Metals & Mining)			1,584	430,199

Steel Dynamics, Inc. (Metals & Mining)			6,583	717,086

United States Steel Corp. (Metals & Mining)			19,192	479,992
Westlake Corp. (Chemicals)			8,762	1,046,796
				7,883,191
REAL ESTATE – 4.5%
Alexandria Real Estate Equities, Inc. (Office REITs)			4,707	534,197
Brixmor Property Group, Inc. (Retail REITs)			16,120	354,640
Equity Residential (Residential REITs)			39,291	2,592,027
Kimco Realty Corp. (Retail REITs)			51,631	1,018,163
Prologis, Inc. (Industrial REITs)			10,611	1,301,227
SBA Communications Corp. (Specialized REITs)			4,392	1,017,890
Simon Property Group, Inc. (Retail REITs)			19,801	2,286,620

				9,104,764

UTILITIES – 4.2%
CMS Energy Corp. (Multi-Utilities)			26,383	1,550,001
DTE Energy Co. (Multi-Utilities)			21,297	2,343,096
Entergy Corp. (Electric Utilities)			6,586	641,279
Evergy, Inc. (Electric Utilities)			17,358	1,014,055
PPL Corp. (Electric Utilities)			87,648	2,319,166
Xcel Energy, Inc. (Electric Utilities)			9,947	618,405

				8,486,002

Total Common Stocks (Cost $202,046,386)				$201,365,215

Total Investments – 99.7% (Cost $202,046,386)	(b	)		$201,365,215
Other Assets in Excess of Liabilities – 0.3%	(c	)		655,662

Net Assets – 100.0%				$202,020,877

Percentages are stated as a percent of net assets.

Abbreviations:

REITs: Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $135,520 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

52

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	11	September 15, 2023	$2,407,788	$2,468,538	$60,750	$28,875

The accompanying notes are an integral part of these financial statements.

53

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

Performance as of June 30, 2023

Average Annual returns
One year	7.73%
Five years	3.08%
Ten years	4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.84% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 5.01% versus 5.42% for its benchmark, the ICE BofA U.S. High Yield Constrained Index.

Q. What affected the Portfolio’s performance?

A. During the reporting period, the Portfolio’s investment strategy focused on: (a) sector allocation; and (b) security selection. These were the most significant factors affecting the Portfolio’s performance relative to the benchmark. Allocation was the main driver of underperformance, specifically within media. Top contributors to performance were an overweight to the capital goods sector and security selection therein, an underweight to the poorly performing telecommunications sector, and selection within the technology and electronics sector. Top detractors were an overweight to the poorly performing media sector, as well as selection therein, an underweight to the strong performing leisure sector, specifically not owning cruise line companies, as well as selection and an underweight to the retail sector. Top individual contributors were Diamond BC BV 4.625%, 10/01/2029, Madison IAQ LLC 5.875%, 06/30/2029, and Polar U.S. Borrower LLC / Schenectady International Group, Inc. 6.75%, 05/15/2026. Top individual detractors were iHeartCommunications, Inc. 8.375%, 05/01/2027, Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026, and DISH DBS Corp. 5.125% 06/01/2029. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

54	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023

% of Net Assets
Corporate Bonds (4)	96.1
Common Stocks (4)	0.0
Rights (4)	0.0
Other Net Assets	3.9

100.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Rights):

% of Net Assets
Communication Services	14.8
Energy	13.2
Consumer Discretionary	12.7
Financials	12.3
Materials	10.4
Industrials	9.9
Information Technology	7.8
Health Care	7.4
Utilities	3.7
Consumer Staples	2.9
Real Estate	1.0

96.1

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.6
2.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.0
3.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.0
4.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	1.0
5.	BroadStreet Partners, Inc. 5.875%, 04/15/2029	0.9
6.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.9
7.	Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/2030	0.9
8.	McAfee Corp. 7.375%, 02/15/2030	0.9
9.	NFP Corp. 6.875%, 08/15/2028	0.9
10.	Garda World Security Corp. 9.500%, 11/01/2027	0.8

55

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds – 96.1%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 14.8%
Audacy Capital Corp. (Media)	(a)	6.750%	03/31/2029	$ 350,000	$7,920
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	375,000	345,300
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	200,000	186,249
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	592,208
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	125,000	113,012
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	1,425,000	1,218,494
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	208,173
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	01/15/2034	100,000	75,577
CMG Media Corp. (Media)	(a)	8.875%	12/15/2027	950,000	665,804
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	348,766
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	600,000	499,193
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	200,000	113,994
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	139,905
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	300,333
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	135,378
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	150,000	104,582
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	181,000	124,412
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(a)	5.875%	08/15/2027	400,000	362,254
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	450,000	360,978
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	53,500
DISH DBS Corp. (Media)		5.125%	06/01/2029	600,000	278,608
DISH Network Corp. (Media)	(a)	11.750%	11/15/2027	125,000	121,989
Entegris Escrow Corp. (Media)	(a)	5.950%	06/15/2030	350,000	335,521
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	115,988
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	672,481
Gray Television, Inc. (Media)	(a)	7.000%	05/15/2027	75,000	63,986
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	50,860
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	475,707	316,906
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	75,389
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	139,500
Lamar Media Corp. (Media)		3.625%	01/15/2031	100,000	84,250
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	200,000	185,483
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	68,895
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	350,000	299,775
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	150,000	123,291
Midas OpCo Holdings LLC (Media)	(a)	5.625%	08/15/2029	1,000,000	855,732
Millennium Escrow Corp. (Interactive Media & Svs.)	(a)	6.625%	08/01/2026	175,000	128,806
Nexstar Media, Inc. (Media)	(a)	5.625%	07/15/2027	175,000	163,116
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	650,636
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	275,000	231,833
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	80,744
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	225,000	158,580
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	200,000	161,892
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	105,904
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	525,000	302,636
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	225,000	201,431
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	69,584
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	175,000	152,053
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	387,863
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	300,000	231,988
Sprint LLC (Wireless Telecom. Svs.)		7.625%	02/15/2025	300,000	306,440
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	647,056
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	733,600
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	200,000	180,610
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	275,000	236,268
Univision Communications, Inc. (Media)	(a)	7.375%	06/30/2030	150,000	142,818
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	900,000	740,781
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	400,000	348,452
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	159,219
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	167,664
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	575,000	502,971
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	161,712
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	400,000	332,599
VZ Secured Financing B.V. (Media)	(a)	5.000%	01/15/2032	550,000	442,952
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	125,000	108,058
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	64,696
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	425,000	390,074

					18,437,722

56	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 12.7%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	$1,500,000	$1,283,749
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	300,000	288,000
Adient Global Holdings Ltd. (Automobile Components)	(a)	4.875%	08/15/2026	300,000	284,987
Adient Global Holdings Ltd. (Automobile Components)	(a)	7.000%	04/15/2028	100,000	101,101
Affinity Interactive (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	351,999
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	425,000	424,608
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	94,254
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	300,000	266,287
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	200,000	174,139
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	275,000	260,556
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	178,671
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	323,495
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	460,561
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	250,000	218,303
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	02/15/2030	150,000	150,636
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	225,000	227,660
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/01/2027	300,000	288,429
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(a)	6.750%	05/01/2031	125,000	123,594
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(a)	6.250%	05/15/2026	112,000	111,279
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(a)	8.500%	05/15/2027	1,200,000	1,201,963
Dana, Inc. (Automobile Components)		4.250%	09/01/2030	250,000	208,134
Dana, Inc. (Automobile Components)		4.500%	02/15/2032	100,000	83,002
Dornoch Debt Merger Sub, Inc. (Automobile Components)	(a)	6.625%	10/15/2029	625,000	509,859
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,065,601
Gates Global LLC / Gates Corp. (Automobile Components)	(a)	6.250%	01/15/2026	950,000	934,804
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	50,000	49,236
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	139,863
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	200,000	166,747
IHO Verwaltungs GmbH (Automobile Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	400,000	369,036
IHO Verwaltungs GmbH (Automobile Components)	(a)(b)	6.000%, 6.750% PIK	05/15/2027	500,000	470,262
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	350,000	337,827
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	200,000	167,008
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	198,000	186,708
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	75,000	68,089
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	176,610
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	850,000	811,750
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	46,754
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	250,000	205,175
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	47,125
Real Hero Merger Sub 2, Inc. (Automobile Components)	(a)	6.250%	02/01/2029	300,000	246,000
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(a)	6.625%	03/01/2030	400,000	352,000
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	350,000	357,437
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	250,000	250,312
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	450,000	402,785
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	275,000	258,899
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	25,000	25,125
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	200,000	179,514
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	200,000	168,500
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	275,000	266,840
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	70,231
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	90,334
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/01/2032	150,000	142,569
ZF North America Capital, Inc. (Automobile Components)	(a)	6.875%	04/14/2028	200,000	202,537

					15,870,944

CONSUMER STAPLES – 2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(a)	5.875%	02/15/2028	100,000	97,174
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(a)	6.500%	02/15/2028	175,000	175,291
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(a)	3.500%	03/15/2029	300,000	259,692
BellRing Brands, Inc. (Personal Care Products)	(a)	7.000%	03/15/2030	550,000	553,437
Edgewell Personal Care Co. (Personal Care Products)	(a)	5.500%	06/01/2028	175,000	165,414
Edgewell Personal Care Co. (Personal Care Products)	(a)	4.125%	04/01/2029	200,000	174,500
Energizer Holdings, Inc. (Household Products)	(a)	6.500%	12/31/2027	100,000	96,142
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	133,740
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	366,222

57	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER STAPLES (continued)
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(a)	5.500%	10/15/2027	$ 150,000	$144,530
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(a)	4.250%	08/01/2029	250,000	222,578
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	230,000	224,508
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	450,000	432,383
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	6.250%	04/15/2025	100,000	99,958
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	4.750%	02/15/2029	350,000	320,442
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(a)	4.625%	06/01/2030	175,000	156,842

					3,622,853

ENERGY – 13.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	126,773
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	250,000	241,109
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	595,806
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	580,738
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	208,293
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	600,000
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	422,487
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	411,260
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	98,340
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	66,911
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	175,000	161,875
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	150,000	148,875
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	121,674
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	100,000	91,776
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.000%	03/01/2031	325,000	286,159
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		3.250%	01/31/2032	150,000	123,397
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	50,000	46,689
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	48,748
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	47,494
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	74,353
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/01/2028	100,000	101,130
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.750%	07/01/2031	50,000	50,690
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	425,000	360,479
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	457,473
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	86,817
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	300,000	303,723
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.375%	02/01/2031	25,000	24,641
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	525,000	517,230
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	50,000	46,813
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	200,000	172,251
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	97,818
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	700,000	551,250
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	7.500%	06/01/2027	275,000	277,632
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	275,000	271,225
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	331,176
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	100,000	89,189
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	675,000	591,289
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	67,827
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	280,767
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	100,000	87,250
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2030	100,000	92,500
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	04/15/2027	175,000	172,869
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	276,738
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	100,000	93,352
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	275,000	240,641
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	50,000	47,577
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	300,000	288,270
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	375,000	431,017
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	200,000	207,820
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	248,999
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	344,750
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	200,000	197,490
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	158,116
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	73,504
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	200,000	208,240

58	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	4.750%	02/15/2030	$ 125,000	$112,031
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	200,000	184,491
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	268,045
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	24,281
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	48,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	225,000	234,232
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	69,990
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	75,000	66,100
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	10/01/2026	325,000	334,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	425,000	405,593
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	375,000	360,889
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	75,000	69,310
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	194,550
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	925,000	906,125
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	150,000	143,234
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	48,100
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	165,023
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.750%	08/15/2028	75,000	71,183
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	500,000	417,363

					16,474,600

FINANCIALS – 12.3%
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	125,000	120,383
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	400,000	361,193
Ardonagh Midco 2 PLC (Insurance)	(a)(b)	11.500%, 12.750% PIK	01/15/2027	700,000	644,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	550,000	543,163
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	200,000	173,108
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	1,350,000	1,171,178
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	362,879
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	389,012
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	534,678
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	212,941
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	200,000	178,555
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	416,551
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	225,000	229,752
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	486,890
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	235,010
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	500,000	490,121
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	325,000	286,000
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	1,950,000	1,944,842
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	575,000	515,822
HUB International Ltd. (Insurance)	(a)	7.250%	06/15/2030	150,000	154,890
Jones Deslauriers Insurance Management, Inc. (Insurance)	(a)	8.500%	03/15/2030	325,000	331,568
Jones Deslauriers Insurance Management, Inc. (Insurance)	(a)	10.500%	12/15/2030	300,000	300,924
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	172,060
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	200,000	192,841
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	350,000	298,400
Navient Corp. (Consumer Finance)		9.375%	07/25/2030	125,000	124,331
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,250,000	1,085,025
NFP Corp. (Insurance)	(a)	7.500%	10/01/2030	375,000	363,077
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	3.625%	03/01/2029	200,000	168,094
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	3.875%	03/01/2031	350,000	283,800
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(a)	4.000%	10/15/2033	400,000	312,896
Ryan Specialty Group LLC (Insurance)	(a)	4.375%	02/01/2030	275,000	243,430
United Wholesale Mortgage LLC (Financial Services)	(a)	5.500%	11/15/2025	700,000	666,055
United Wholesale Mortgage LLC (Financial Services)	(a)	5.750%	06/15/2027	175,000	159,768
United Wholesale Mortgage LLC (Financial Services)	(a)	5.500%	04/15/2029	225,000	192,938
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,025,000	1,017,312

					15,363,487

HEALTH CARE – 7.4%
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	250,000	199,542
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	5.125%	03/01/2030	175,000	141,750
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	350,000	301,780
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	575,000	532,981
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	300,000	262,659
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	400,000	218,968
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	02/01/2027	200,000	128,040

59	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	$ 175,000	$72,159
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	175,000	74,375
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	350,000	148,750
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	450,000	420,730
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	300,000	276,131
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	42,972
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	42,062
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	300,000	187,356
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	150,000	89,358
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.250%	05/15/2030	225,000	177,239
Embecta Corp. (Health Care Equip. & Supplies)	(a)	5.000%	02/15/2030	100,000	83,028
Embecta Corp. (Health Care Equip. & Supplies)	(a)	6.750%	02/15/2030	250,000	224,040
Garden Spinco Corp. (Health Care Equip. & Supplies)	(a)	8.625%	07/20/2030	100,000	107,475
Grifols Escrow Issuer SA (Biotechnology)	(a)	4.750%	10/15/2028	675,000	585,819
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	200,000	175,310
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	525,000	462,699
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	300,000	289,672
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	6.500%	05/15/2030	200,000	201,975
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	150,000	139,323
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	96,721
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	14,766
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	325,000	282,446
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	1,075,000	932,776
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	100,000	75,250
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	450,000	371,261
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a)	5.375%	02/15/2030	125,000	115,000
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	144,881
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	100,000	83,863
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	175,000	171,076
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.875%	01/01/2026	300,000	292,197
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.250%	02/01/2027	125,000	123,721
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	11/01/2027	400,000	381,871
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.125%	10/01/2028	300,000	288,810
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.250%	06/01/2029	150,000	135,514
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.750%	05/15/2031	125,000	125,304

					9,221,650

INDUSTRIALS – 9.9%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	189,789
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,149,139
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Passenger Airlines)	(a)	5.500%	04/20/2026	175,000	173,371
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Passenger Airlines)	(a)	5.750%	04/20/2029	150,000	145,647
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	175,000	159,488
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	850,000	790,504
Camelot Return Merger Sub, Inc. (Building Products)	(a)	8.750%	08/01/2028	100,000	94,499
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	07/01/2028	75,000	66,483
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	400,000	354,842
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	175,000	138,250
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	525,000	412,125
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	300,000	264,519
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	800,000	668,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	160,125
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	7.750%	02/15/2028	150,000	148,893
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	300,000	245,837
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	300,000	259,734
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	125,000	101,328
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	44,015
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	900,000	728,918
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(a)	5.500%	02/01/2030	75,000	61,875
OPENLANE, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	45,000	44,099
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(a)	6.750%	03/15/2028	75,000	75,594
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.750%	03/15/2031	75,000	77,807
Science Applications International Corp. (Professional Svs.)	(a)	4.875%	04/01/2028	75,000	69,753
Sensata Technologies B.V. (Electrical Equip.)	(a)	5.875%	09/01/2030	200,000	194,457
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	125,000	111,781
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	21,387
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	400,000	387,106
SPX FLOW, Inc. (Machinery)	(a)	8.750%	04/01/2030	450,000	404,992
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	292,231
TK Elevator U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	300,259

60	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	$ 275,000	$272,439
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	600,000	597,068
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	550,000	542,854
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	141,480
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	125,000	111,195
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	425,000	379,637
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	25,000	24,605
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	309,267
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	75,000	71,589
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	43,290
United Rentals North America, Inc. (Trading Companies & Distributors)		3.750%	01/15/2032	150,000	127,044
Watco Cos. LLC / Watco Finance Corp. (Ground Transportation)	(a)	6.500%	06/15/2027	400,000	380,119
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	101,053
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	229,513
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	385,156
White Cap Parent LLC (Building Products)	(a)(b)	8.250%, 9.000% PIK	03/15/2026	325,000	311,327

					12,364,483

INFORMATION TECHNOLOGY – 7.8%
AthenaHealth Group, Inc. (Software)	(a)	6.500%	02/15/2030	1,125,000	946,845
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	275,000	246,125
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	325,000	323,375
Capstone Borrower, Inc. (Software)	(a)	8.000%	06/15/2030	300,000	296,253
Central Parent, Inc. / CDK Global, Inc. (Software)	(a)	7.250%	06/15/2029	550,000	543,835
Ciena Corp. (Communications Equip.)	(a)	4.000%	01/31/2030	75,000	65,344
Cloud Software Group, Inc. (Software)	(a)	6.500%	03/31/2029	400,000	356,152
Cloud Software Group, Inc. (Software)	(a)	9.000%	09/30/2029	225,000	196,523
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	475,000	428,740
Consensus Cloud Solutions, Inc. (Software)	(a)	6.000%	10/15/2026	200,000	181,500
Consensus Cloud Solutions, Inc. (Software)	(a)	6.500%	10/15/2028	300,000	256,500
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	425,000	366,636
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	125,000	114,676
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	46,710
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	108,865
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	350,000	332,500
Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	375,000	318,750
McAfee Corp. (Software)	(a)	7.375%	02/15/2030	1,250,000	1,086,903
NCR Corp. (Software)	(a)	5.000%	10/01/2028	225,000	200,797
NCR Corp. (Software)	(a)	5.125%	04/15/2029	50,000	44,263
NCR Corp. (Software)	(a)	6.125%	09/01/2029	50,000	50,042
NCR Corp. (Software)	(a)	5.250%	10/01/2030	325,000	282,556
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	350,000	292,552
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	625,000	526,374
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	8.250%	12/15/2029	125,000	130,559
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	9.625%	12/01/2032	425,250	469,237
SS&C Technologies, Inc. (Professional Svs.)	(a)	5.500%	09/30/2027	600,000	574,397
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	104,796
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	450,000	382,486
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	475,000	385,422
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	75,000	63,728

					9,723,441

MATERIALS – 10.4%
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	653,176	529,168
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	475,000	376,197
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	775,000	656,488
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	232,947
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	127,688
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	141,382
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,497
Ball Corp. (Containers & Packaging)		6.000%	06/15/2029	100,000	99,250
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	269,791
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	75,000	61,693
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	250,000	244,688
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	575,000	560,624
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	325,000	285,630
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(a)	8.750%	04/15/2030	1,250,000	1,103,405
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	325,000	268,125
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	50,000	47,350
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	266,521

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

MATERIALS (continued)
Diamond BC B.V. (Chemicals)	(a)	4.625%	10/01/2029	$ `750,000	$756,571
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	261,713
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	142,615
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	89,422
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	87,443
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	21,563
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	111,255
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	500,000	387,500
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.875%	08/15/2026	325,000	322,890
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	9.250%	04/15/2027	225,000	207,675
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	300,000	270,768
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	7.125%	10/01/2027	200,000	180,320
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	158,109
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	9.750%	11/15/2028	275,000	268,207
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	400,000	289,320
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	450,000	450,893
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	38,000	37,627
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	7.250%	05/15/2031	175,000	177,188
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	200,000	117,998
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	200,000	182,549
Sealed Air Corp. (Containers & Packaging)	(a)	5.000%	04/15/2029	75,000	69,783
SPCM SA (Chemicals)	(a)	3.375%	03/15/2030	200,000	166,371
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	200,000	172,726
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	750,000	647,287
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,000,000	953,050
Standard Industries, Inc. (Construction Materials)	(a)	4.750%	01/15/2028	25,000	23,281
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	192,031
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	675,000	649,766
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	100,000	92,743
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	250,000	204,825

					12,989,933

REAL ESTATE – 1.0%
Iron Mountain, Inc. (Specialized REITs)	(a)	7.000%	02/15/2029	300,000	300,505
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	5.000%	08/15/2027	50,000	45,385
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	4.250%	01/15/2029	100,000	84,036
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(a)	4.625%	03/15/2030	225,000	187,449
RHP Hotel Properties LP / RHP Finance Corp. (Hotel & Resort REITs)	(a)	7.250%	07/15/2028	75,000	75,767
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.625%	06/15/2025	50,000	48,312
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.250%	12/01/2026	175,000	163,709
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	3.875%	02/15/2029	50,000	43,878
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.625%	12/01/2029	225,000	204,271
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(a)	4.125%	08/15/2030	100,000	88,043

					1,241,355

UTILITIES – 3.7%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	400,000	376,240
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	91,923
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	48,285
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	425,000	384,766
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	150,000	126,552
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	82,707
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	243,031
Emerald Debt Merger Sub LLC (Electric Utilities)	(a)	6.625%	12/15/2030	500,000	495,625
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	76,000	75,444
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	20,447
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	19,516
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	775,000	597,126
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	579,705
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	104,644
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	690,495
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	175,000	180,163
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	216,505
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	351,006

					4,684,180

Total Corporate Bonds (Cost $133,607,470)					$119,994,648

62	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 0.0%		Shares	Value

COMMUNICATION SERVICES – 0.0%
iHeartMedia, Inc. Class A (Media)	(c)	7,387	$26,889

Total Common Stocks (Cost $178,496)			$26,889

Rights – 0.0%		Quantity	Value

COMMUNICATION SERVICES – 0.0%
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(c)	591	$2,807

Total Rights (Cost $0)			$2,807

Total Investments – 96.1% (Cost $133,785,966)	(d)		$120,024,344
Other Assets in Excess of Liabilities – 3.9%			4,865,738

Net Assets – 100.0%			$124,890,082

Percentages are stated as a percent of net assets.

Abbreviations:

PIK:	Payment-in-Kind
REITs:	Real Estate Investment Trusts

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2023, the value of these securities totaled $99,992,545, or 80.1% of the Portfolio’s net assets.

(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Non-income producing security.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

63

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

Performance as of June 30, 2023

Average Annual returns
One year	32.76%
Five years	17.21%
Ten years	18.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.43% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 39.09% versus 39.35% for its benchmark, the Nasdaq-100® Index.

Q. What affected the Portfolio’s performance?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, Communication Services and Consumer Discretionary were the top contributors for the six-month period. Utilities and Financials were the top detractors from performance. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns were NVIDIA Corp., Apple, Inc., and Microsoft Corp. Moderna, Inc., Amgen, Inc., and Enphase Energy, Inc. were leading detractors. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

64	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	100.2
U.S. Treasury Obligations	0.0
Less Net Liabilities	(0.2)

100.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	51.5
Communication Services	16.5
Consumer Discretionary	15.2
Health Care	5.7
Consumer Staples	5.3
Industrials	3.9
Utilities	1.0
Financials	0.5
Energy	0.4
Real Estate	0.2

100.2

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	12.9
2.	Apple, Inc.	12.6
3.	NVIDIA Corp.	7.0
4.	Amazon.com, Inc.	6.9
5.	Tesla, Inc.	4.3
6.	Meta Platforms, Inc. Class A	4.2
7.	Alphabet, Inc. Class A	3.7
8.	Alphabet, Inc. Class C	3.6
9.	Broadcom, Inc.	2.4
10.	PepsiCo, Inc.	1.7

65

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 100.2%			Shares	Value

COMMUNICATION SERVICES – 16.5%
Activision Blizzard, Inc. (Entertainment)	(a	)	13,372	$1,127,260
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	79,396	9,503,701
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	77,020	9,317,109
Charter Communications, Inc. Class A (Media)	(a	)	2,561	940,835
Comcast Corp. Class A (Media)			70,752	2,939,746
Electronic Arts, Inc. (Entertainment)			4,639	601,678
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	37,629	10,798,770
Netflix, Inc. (Entertainment)	(a	)	7,562	3,330,985
Sirius XM Holdings, Inc. (Media)			65,796	298,056
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	20,410	2,834,949
Warner Bros Discovery, Inc. (Entertainment)	(a	)	41,442	519,683

				42,212,772

CONSUMER DISCRETIONARY – 15.2%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	7,015	899,042
Amazon.com, Inc. (Broadline Retail)	(a	)	134,533	17,537,722
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	628	1,695,807
eBay, Inc. (Broadline Retail)			9,096	406,500
JD.com, Inc. – ADR (Broadline Retail)			7,723	263,586
Lucid Group, Inc. (Automobiles)	(a	)	31,120	214,417
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	2,079	786,902
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			5,184	952,249
MercadoLibre, Inc. (Broadline Retail)	(a	)	854	1,011,648
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	1,036	989,691
PDD Holdings, Inc. – ADR (Broadline Retail)	(a	)	10,387	718,157
Ross Stores, Inc. (Specialty Retail)			5,818	652,372
Starbucks Corp. (Hotels, Restaurants & Leisure)			19,500	1,931,670
Tesla, Inc. (Automobiles)	(a	)	41,559	10,878,900

				38,938,663

CONSUMER STAPLES – 5.3%
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)			7,544	4,061,539
Dollar Tree, Inc. (Consumer Staples Distribution & Retail)	(a	)	3,749	537,982
Keurig Dr Pepper, Inc. (Beverages)			23,880	746,728
Kraft Heinz Co. / The (Food Products)			20,876	741,098
Mondelez International, Inc. Class A (Food Products)			23,165	1,689,655
Monster Beverage Corp. (Beverages)	(a	)	17,805	1,022,719
PepsiCo, Inc. (Beverages)			23,434	4,340,445
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)			14,678	418,176

				13,558,342

ENERGY – 0.4%
Baker Hughes Co. (Energy Equip. & Svs.)			17,221	544,356
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			3,080	404,589

				948,945

FINANCIALS – 0.5%
PayPal Holdings, Inc. (Financial Services)	(a	)	18,979	1,266,469

HEALTH CARE – 5.7%
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	1,302	460,439
Amgen, Inc. (Biotechnology)			9,089	2,017,940
AstraZeneca PLC – ADR (Pharmaceuticals)			10,068	720,567
Biogen, Inc. (Biotechnology)	(a	)	2,462	701,301

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Dexcom, Inc. (Health Care Equip. & Supplies)	(a	)	6,594	$847,395
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)			7,734	628,310
Gilead Sciences, Inc. (Biotechnology)			21,218	1,635,271
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	1,412	709,149
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	2,689	504,161
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	5,960	2,037,962
Moderna, Inc. (Biotechnology)	(a	)	6,485	787,927
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,835	1,318,521
Seagen, Inc. (Biotechnology)	(a	)	3,190	613,947
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,381	1,541,718

				14,524,608

INDUSTRIALS – 3.9%
Automatic Data Processing, Inc. (Professional Svs.)			7,027	1,544,464
Cintas Corp. (Commercial Svs. & Supplies)			1,730	859,948
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	8,121	740,716
CSX Corp. (Ground Transportation)			34,583	1,179,280
Fastenal Co. (Trading Companies & Distributors)			9,714	573,029
Honeywell International, Inc. (Industrial Conglomerates)			11,323	2,349,523
Old Dominion Freight Line, Inc. (Ground Transportation)			1,865	689,584
PACCAR, Inc. (Machinery)			8,889	743,565
Paychex, Inc. (Professional Svs.)			6,133	686,099
Verisk Analytics, Inc. (Professional Svs.)			2,463	556,712

				9,922,920

INFORMATION TECHNOLOGY – 51.5%
Adobe, Inc. (Software)	(a	)	7,803	3,815,589
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	27,393	3,120,337
Analog Devices, Inc. (Semiconductors & Equip.)			8,529	1,661,534
ANSYS, Inc. (Software)	(a	)	1,474	486,818
Apple, Inc. (Tech. Hardware, Storage & Periph.)			165,874	32,174,580
Applied Materials, Inc. (Semiconductors & Equip.)			14,284	2,064,609
ASML Holding N.V. (Semiconductors & Equip.)			1,493	1,082,052
Atlassian Corp. Class A (Software)	(a	)	2,584	433,621
Autodesk, Inc. (Software)	(a	)	3,643	745,394
Broadcom, Inc. (Semiconductors & Equip.)			7,092	6,151,813
Cadence Design Systems, Inc. (Software)	(a	)	4,638	1,087,704
Cisco Systems, Inc. (Communications Equip.)			69,317	3,586,462
Cognizant Technology Solutions Corp. Class A (IT Svs.)			8,632	563,497
Crowdstrike Holdings, Inc. Class A (Software)	(a	)	3,813	560,015
Datadog, Inc. Class A (Software)	(a	)	5,040	495,835
Enphase Energy, Inc. (Semiconductors & Equip.)	(a	)	2,331	390,396
Fortinet, Inc. (Software)	(a	)	13,356	1,009,580
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a	)	9,318	601,756
Intel Corp. (Semiconductors & Equip.)			70,950	2,372,568
Intuit, Inc. (Software)			4,764	2,182,817
KLA Corp. (Semiconductors & Equip.)			2,334	1,132,037
Lam Research Corp. (Semiconductors & Equip.)			2,285	1,468,935
Marvell Technology, Inc. (Semiconductors & Equip.)			14,629	874,522

66	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Microchip Technology, Inc. (Semiconductors & Equip.)			9,277	$831,126
Micron Technology, Inc. (Semiconductors & Equip.)			18,616	1,174,856
Microsoft Corp. (Software)			97,089	33,062,688
NVIDIA Corp. (Semiconductors & Equip.)			42,015	17,773,185
NXP Semiconductors N.V. (Semiconductors & Equip.)			4,418	904,276
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	7,346	694,785
Palo Alto Networks, Inc. (Software)	(a	)	5,203	1,329,418
QUALCOMM, Inc. (Semiconductors & Equip.)			18,949	2,255,689
Synopsys, Inc. (Software)	(a	)	2,588	1,126,841
Texas Instruments, Inc. (Semiconductors & Equip.)			15,439	2,779,329
Workday, Inc. Class A (Software)	(a	)	3,504	791,519
Zoom Video Communications, Inc. Class A (Software)	(a	)	4,268	289,712
Zscaler, Inc. (Software)	(a	)	2,469	361,215

				131,437,110

Common Stocks (Continued)			Shares	Value

REAL ESTATE – 0.2%
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a	)	6,949	$618,461

UTILITIES – 1.0%
American Electric Power Co., Inc. (Electric Utilities)			8,757	737,339
Constellation Energy Corp. (Electric Utilities)			5,518	505,173
Exelon Corp. (Electric Utilities)			16,918	689,239
Xcel Energy, Inc. (Electric Utilities)			9,362	582,036

				2,513,787

Total Common Stocks (Cost $150,236,048)				$255,942,077

U.S. Treasury Obligations – 0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	09/07/2023	$100,000	$99,059

Total U.S. Treasury Obligations (Cost $99,031)					$99,059

Total Investments – 100.2% (Cost $150,335,079)				(c)	$256,041,136
Liabilities in Excess of Other Assets – (0.2)%				(b)	(545,415)

Net Assets – 100.0%					$255,495,721

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully pledged, in addition to $2,741 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	6	September 15, 2023	$1,808,545	$1,840,440	$31,895	$28,410

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2023

Average Annual returns
One year	17.95%
Five years	9.01%
Ten years	12.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.69% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 16.25% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. Security selection in Health Care was the primary source of weakness, with adverse performance across providers and health insurers. This includes positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiration, and the impact to health insurers amid an expected surge in expenses. Sentiment measures detracted, as insights designed to capture sentiment from bond markets and measures that evaluate institutional investor interest struggled. Fundamental measures that evaluate managerial quality also detracted. Other nontraditional measures of company quality, such as those that evaluate company benefits and insights with a preference for founder led companies, also struggled.

Macro thematic insights helped offset the weakness by capturing the artificial intelligence (“AI”) related market rally. Specifically, industry positioning driven by inventory trends, expectations of a soft economic landing and news sentiment motivated an overweight to the Information Technology sector. Elsewhere, fundamental valuation measures also provided ballast. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

68	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	100.0
Less Net Liabilities	(0.0)

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	8.4
2.	Microsoft Corp.	7.9
3.	NVIDIA Corp.	3.9
4.	Amazon.com, Inc.	3.7
5.	Alphabet, Inc. Class A	3.0
6.	Meta Platforms, Inc. Class A	1.9
7.	Chevron Corp.	1.8
8.	Walmart, Inc.	1.8
9.	Alphabet, Inc. Class C	1.7
10.	PepsiCo, Inc.	1.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.9
Health Care	14.1
Financials	12.2
Consumer Discretionary	11.1
Industrials	9.0
Communication Services	8.1
Consumer Staples	7.0
Energy	3.4
Real Estate	2.2
Utilities	2.0
Materials	2.0

100.0

69

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 100.0%			Shares	Value

COMMUNICATION SERVICES – 8.1%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	81,712	$9,780,926
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	47,455	5,740,631
Comcast Corp. Class A (Media)			46,520	1,932,906
Fox Corp. Class A (Media)			86,254	2,932,636
Fox Corp. Class B (Media)			1,539	49,079
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	21,866	6,275,105
Warner Bros Discovery, Inc. (Entertainment)	(a	)	14,128	177,165

				26,888,448

CONSUMER DISCRETIONARY – 11.1%
Amazon.com, Inc. (Broadline Retail)	(a	)	95,117	12,399,452
AutoNation, Inc. (Specialty Retail)	(a	)	3,792	624,201
Best Buy Co., Inc. (Specialty Retail)			9,928	813,600
eBay, Inc. (Broadline Retail)			61,869	2,764,926
Five Below, Inc. (Specialty Retail)	(a	)	2,127	418,041
General Motors Co. (Automobiles)			55,662	2,146,327
Home Depot, Inc. / The (Specialty Retail)			10,141	3,150,200
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	4,866	1,841,781
McDonald’s Corp. (Hotels, Restaurants & Leisure)			4,007	1,195,729
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			4,650	513,221
Tesla, Inc. (Automobiles)	(a	)	20,446	5,352,149
TJX Cos., Inc. / The (Specialty Retail)			31,881	2,703,190
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			50,104	2,021,195
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			5,850	810,517

				36,754,529

CONSUMER STAPLES – 7.0%
Hershey Co. / The (Food Products)			13,900	3,470,830
Kimberly-Clark Corp. (Household Products)			22,712	3,135,619
PepsiCo, Inc. (Beverages)			30,706	5,687,365
Procter & Gamble Co. / The (Household Products)			30,035	4,557,511
Target Corp. (Consumer Staples Distribution & Retail)			2,943	388,182
Walmart, Inc. (Consumer Staples Distribution & Retail)			36,962	5,809,687

				23,049,194

ENERGY – 3.4%
Chevron Corp. (Oil, Gas & Consumable Fuels)			37,231	5,858,298
ConocoPhillips (Oil, Gas & Consumable Fuels)			17,670	1,830,789
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			6,222	712,046
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			11,053	1,185,434
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			5,311	619,262
Phillips 66 (Oil, Gas & Consumable Fuels)			5,857	558,641
Targa Resources Corp. (Oil, Gas & Consumable Fuels)			5,752	437,727

				11,202,197

FINANCIALS – 12.2%
Allstate Corp. / The (Insurance)			13,914	1,517,183
American Express Co. (Consumer Finance)			15,568	2,711,946
Bank of America Corp. (Banks)			122,539	3,515,644
Bank of New York Mellon Corp. / The (Capital Markets)			16,047	714,412
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	6,404	2,183,764
Citigroup, Inc. (Banks)			28,741	1,323,236
JPMorgan Chase & Co. (Banks)			9,103	1,323,940

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Marsh & McLennan Cos., Inc. (Insurance)			21,740	$4,088,859
Mastercard, Inc. Class A (Financial Services)			12,949	5,092,842
MetLife, Inc. (Insurance)			72,446	4,095,372
Moody’s Corp. (Capital Markets)			1,266	440,214
Nasdaq, Inc. (Capital Markets)			55,450	2,764,182
PayPal Holdings, Inc. (Financial Services)	(a	)	28,789	1,921,090
S&P Global, Inc. (Capital Markets)			1,679	673,094
Travelers Cos., Inc. / The (Insurance)			14,719	2,556,102
Visa, Inc. (Financial Services)			22,849	5,426,180

				40,348,060

HEALTH CARE – 14.1%
Abbott Laboratories (Health Care Equip. & Supplies)			17,428	1,900,001
AbbVie, Inc. (Biotechnology)			11,684	1,574,185
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			24,351	2,928,208
Amgen, Inc. (Biotechnology)			20,415	4,532,538
Becton Dickinson & Co. (Health Care Equip. & Supplies)			4,622	1,220,254
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	75,268	4,071,246
Bristol-Myers Squibb Co. (Pharmaceuticals)			69,462	4,442,095
Cigna Group / The (Health Care Providers & Svs.)			9,853	2,764,752
CVS Health Corp. (Health Care Providers & Svs.)			55,600	3,843,628
Danaher Corp. (Life Sciences Tools & Svs.)			5,203	1,248,720
Elevance Health, Inc. (Health Care Providers & Svs.)			7,739	3,438,360
Eli Lilly & Co. (Pharmaceuticals)			3,994	1,873,106
Gilead Sciences, Inc. (Biotechnology)			13,136	1,012,391
Incyte Corp. (Biotechnology)	(a	)	52,728	3,282,318
Johnson & Johnson (Pharmaceuticals)			8,556	1,416,189
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,803	1,295,528
Stryker Corp. (Health Care Equip. & Supplies)			6,366	1,942,203
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	13,581	626,492
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			6,575	3,160,208

				46,572,422

INDUSTRIALS – 9.0%
AECOM (Construction & Engineering)			31,529	2,670,191
Allegion PLC (Building Products)			13,944	1,673,559
Cintas Corp. (Commercial Svs. & Supplies)			3,556	1,767,616
Cummins, Inc. (Machinery)			3,999	980,395
Deere & Co. (Machinery)			5,520	2,236,649
Eaton Corp. PLC (Electrical Equip.)			6,910	1,389,601
General Dynamics Corp. (Aerospace & Defense)			13,819	2,973,158
Honeywell International, Inc. (Industrial Conglomerates)			14,274	2,961,855
Illinois Tool Works, Inc. (Machinery)			12,887	3,223,812
Lockheed Martin Corp. (Aerospace & Defense)			5,353	2,464,414
Snap-on, Inc. (Machinery)			4,324	1,246,134
Timken Co. / The (Machinery)			11,458	1,048,751
W.W. Grainger, Inc. (Trading Companies & Distributors)			3,719	2,932,766
Xylem, Inc. (Machinery)			18,784	2,115,454

				29,684,355

INFORMATION TECHNOLOGY – 28.9%
Adobe, Inc. (Software)	(a	)	6,716	3,284,057
Apple, Inc. (Tech. Hardware, Storage & Periph.)			142,763	27,691,739
Applied Materials, Inc. (Semiconductors & Equip.)			33,609	4,857,845

70	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Autodesk, Inc. (Software)	(a	)	2,659	$544,058
Dropbox, Inc. Class A (Software)	(a	)	29,664	791,139
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	31,964	883,485
Fortinet, Inc. (Software)	(a	)	13,846	1,046,619
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			168,274	2,827,003
HP, Inc. (Tech. Hardware, Storage & Periph.)			40,905	1,256,193
Intel Corp. (Semiconductors & Equip.)			72,664	2,429,884
Intuit, Inc. (Software)			2,402	1,100,572
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	5,927	569,407
Manhattan Associates, Inc. (Software)	(a	)	14,436	2,885,468
Micron Technology, Inc. (Semiconductors & Equip.)			15,104	953,214
Microsoft Corp. (Software)			76,812	26,157,559
NVIDIA Corp. (Semiconductors & Equip.)			30,371	12,847,540
NXP Semiconductors N.V. (Semiconductors & Equip.)			2,349	480,793
QUALCOMM, Inc. (Semiconductors & Equip.)			10,919	1,299,798
Salesforce, Inc. (Software)	(a	)	12,582	2,658,073
Synopsys, Inc. (Software)	(a	)	2,008	874,303

				95,438,749

MATERIALS – 2.0%
Ecolab, Inc. (Chemicals)			22,139	4,133,130

Common Stocks (Continued)			Shares	Value

MATERIALS (continued)
FMC Corp. (Chemicals)			10,736	$1,120,194
LyondellBasell Industries N.V. Class A (Chemicals)			6,870	630,872
Steel Dynamics, Inc. (Metals & Mining)			7,068	769,917

				6,654,113

REAL ESTATE – 2.2%
Equity Residential (Residential REITs)			34,811	2,296,482
SBA Communications Corp. (Specialized REITs)			9,266	2,147,488
Simon Property Group, Inc. (Retail REITs)			24,319	2,808,358

				7,252,328

UTILITIES – 2.0%
DTE Energy Co. (Multi-Utilities)			27,125	2,984,292
IDACORP, Inc. (Electric Utilities)			1,758	180,371
PPL Corp. (Electric Utilities)			135,909	3,596,152

				6,760,815

Total Common Stocks (Cost $294,878,648)				$330,605,210

Total Investments – 100.0% (Cost $294,878,648)	(b	)		$330,605,210
Liabilities in Excess of Other Assets – (0.0)%	(c	)		(95,051)

Net Assets – 100.0%				$330,510,159

Percentages are stated as a percent of net assets.

Abbreviations:

REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $212,800 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	19	September 15, 2023	$4,148,092	$4,263,838	$115,746	$41,261

The accompanying notes are an integral part of these financial statements.

71

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

Performance as of June 30, 2023

Average Annual returns
One year	17.37%
Five years	5.15%
Ten years	8.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 12.87% versus 13.55% for its benchmark, the Russell 2000® Growth Index.

Q. What affected the Portfolio’s performance?

A. Security selection in Health Care was the primary source of weakness, with adverse performance across biotech amid increased deal activity and patent expiration. Sector allocation decisions, in general, also drove underperformance. Fundamental measures detracted, as quality measures struggled. Nontraditional measures of company quality that evaluate corporate culture, employee sentiment, and company benefits also struggled. Although these types of measures have a bit of a growth flavor, they ultimately proved too broad, as the market preference for growth stocks was somewhat narrow. Trending sentiment measures also declined, with insights designed to evaluate forward looking fundamentals and consumer intent measures struggling.

Despite underperformance from other sentiments, select fundamental measures provided ballast. Traditional valuation metrics that evaluate company sales and research expenditures did well, notably near the end of the six-month period. Additionally, defensive quality measures helped motivate a successful underweight to select Financials names, benefiting performance amid banking turmoil. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

72	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	100.1
Rights (4)	0.0
Less Net Liabilities	(0.1)

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Franklin Electric Co., Inc.	1.5
2.	Applied Industrial Technologies, Inc.	1.4
3.	EMCOR Group, Inc.	1.2
4.	Lattice Semiconductor Corp.	1.1
5.	Insperity, Inc.	1.1
6.	Atkore, Inc.	1.1
7.	Super Micro Computer, Inc.	1.1
8.	UFP Industries, Inc.	1.0
9.	Terex Corp.	1.0
10.	Power Integrations, Inc.	1.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	24.3
Industrials	21.8
Information Technology	19.9
Consumer Discretionary	12.1
Financials	5.3
Consumer Staples	4.1
Energy	4.0
Materials	2.9
Communication Services	2.6
Real Estate	1.9
Utilities	1.2

100.1

73

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 100.1%			Shares	Value

COMMUNICATION SERVICES – 2.6%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a	)	12,048	$164,817
Bumble, Inc. Class A (Interactive Media & Svs.)	(a	)	9,827	164,897
Cargurus, Inc. (Interactive Media & Svs.)	(a	)	3,519	79,635
Cinemark Holdings, Inc. (Entertainment)	(a	)	22,619	373,213
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a	)	9,898	94,526
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a	)	3,933	25,565
IDT Corp. Class B (Diversified Telecom. Svs.)	(a	)	8,567	221,457
Integral Ad Science Holding Corp. (Media)	(a	)	14,747	265,151
Iridium Communications, Inc. (Diversified Telecom. Svs.)			12,894	800,975
Ooma, Inc. (Diversified Telecom. Svs.)	(a	)	7,140	106,886
Shutterstock, Inc. (Interactive Media & Svs.)			8,642	420,606
Yelp, Inc. (Interactive Media & Svs.)	(a	)	16,571	603,350
Ziff Davis, Inc. (Interactive Media & Svs.)	(a	)	5,779	404,877

				3,725,955

CONSUMER DISCRETIONARY – 12.1%
1-800-Flowers.com, Inc. Class A (Specialty Retail)	(a	)	25,190	196,482
2U, Inc. (Diversified Consumer Svs.)	(a	)	27,237	109,765
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	32,387	342,007
Boot Barn Holdings, Inc. (Specialty Retail)	(a	)	4,266	361,288
Cava Group, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,860	76,167
Chegg, Inc. (Diversified Consumer Svs.)	(a	)	9,955	88,400
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	6,996	786,630
Dillard’s, Inc. Class A (Broadline Retail)			1,180	385,010
Duolingo, Inc. (Diversified Consumer Svs.)	(a	)	5,107	729,995
Fox Factory Holding Corp. (Automobile Components)	(a	)	5,638	611,779
Frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	22,712	724,513
GoPro, Inc. Class A (Household Durables)	(a	)	57,623	238,559
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	17,716	805,015
Installed Building Products, Inc. (Household Durables)			3,389	475,002
iRobot Corp. (Household Durables)	(a	)	2,608	118,012
Laureate Education, Inc. (Diversified Consumer Svs.)			57,044	689,662
LCI Industries (Automobile Components)			4,580	578,729
M.D.C. Holdings, Inc. (Household Durables)			12,799	598,609
Malibu Boats, Inc. Class A (Leisure Products)	(a	)	7,654	448,984
Modine Manufacturing Co. (Automobile Components)	(a	)	8,951	295,562
Murphy U.S.A., Inc. (Specialty Retail)			3,417	1,063,063
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)			8,993	663,953
Patrick Industries, Inc. (Automobile Components)			6,155	492,400
RealReal, Inc. / The (Specialty Retail)	(a	)	25,373	56,328
Revolve Group, Inc. (Specialty Retail)	(a	)	11,844	194,242
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a	)	10,070	31,418
Savers Value Village, Inc. (Consumer Staples Distribution & Retail)	(a	)	2,347	55,624
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	10,449	812,096
Skyline Champion Corp. (Household Durables)	(a	)	4,109	268,934
Sonic Automotive, Inc. Class A (Specialty Retail)			10,066	479,846
Stitch Fix, Inc. Class A (Specialty Retail)	(a	)	14,615	56,268
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			11,531	1,294,701

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Urban Outfitters, Inc. (Specialty Retail)	(a	)	18,344	$607,737
Visteon Corp. (Automobile Components)	(a	)	7,584	1,089,138
Wingstop, Inc. (Hotels, Restaurants & Leisure)			5,645	1,129,903

				16,955,821

CONSUMER STAPLES – 4.1%
Andersons, Inc. / The (Consumer Staples Distribution & Retail)			6,606	304,867
BellRing Brands, Inc. (Personal Care Products)	(a	)	11,298	413,507
Cal-Maine Foods, Inc. (Food Products)			5,910	265,950
Central Garden & Pet Co. Class A (Household Products)	(a	)	9,778	356,506
Coca-Cola Consolidated, Inc. (Beverages)			546	347,267
e.l.f. Beauty, Inc. (Personal Care Products)	(a	)	9,154	1,045,662
Hostess Brands, Inc. (Food Products)	(a	)	17,404	440,669
Lancaster Colony Corp. (Food Products)			5,056	1,016,711
Medifast, Inc. (Personal Care Products)			4,164	383,754
MGP Ingredients, Inc. (Beverages)			6,918	735,245
Sprouts Farmers Market, Inc. (Consumer Staples Distribution & Retail)	(a	)	3,892	142,953
Vital Farms, Inc. (Food Products)	(a	)	20,905	250,651

				5,703,742

ENERGY – 4.0%
Borr Drilling Ltd. (Energy Equip. & Svs.)	(a	)	24,439	184,026
ChampionX Corp. (Energy Equip. & Svs.)			12,609	391,383
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels)	(a	)	14,224	88,758
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)			29,730	239,921
Liberty Energy, Inc. (Energy Equip. & Svs.)			44,614	596,489
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)			30,008	627,167
Matador Resources Co. (Oil, Gas & Consumable Fuels)			14,515	759,425
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)			8,632	330,606
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a	)	3,022	281,137
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a	)	23,528	439,973
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			24,361	291,601
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)			4,584	216,502
SM Energy Co. (Oil, Gas & Consumable Fuels)			34,776	1,099,965
Smart Sand, Inc. (Energy Equip. & Svs.)	(a	)	47,289	77,554

				5,624,507

FINANCIALS – 5.3%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)			12,462	489,881
Cohen & Steers, Inc. (Capital Markets)			6,316	366,265
Federal Agricultural Mortgage Corp. Class C (Financial Services)			5,318	764,409
First Financial Bankshares, Inc. (Banks)			12,534	357,094
Hamilton Lane, Inc. Class A (Capital Markets)			10,125	809,797
Houlihan Lokey, Inc. (Capital Markets)			8,318	817,743
Kinsale Capital Group, Inc. (Insurance)			2,893	1,082,561
Marqeta, Inc. Class A (Financial Services)	(a	)	55,363	269,618
Mercury General Corp. (Insurance)			10,599	320,832
Moelis & Co. Class A (Capital Markets)			7,605	344,811
Pagseguro Digital Ltd. Class A (Financial Services)	(a	)	25,596	241,626
Selective Insurance Group, Inc. (Insurance)			3,253	312,125
Selectquote, Inc. (Insurance)	(a	)	8,673	16,912
StoneCo Ltd. Class A (Financial Services)	(a	)	56,991	726,065

74	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Trupanion, Inc. (Insurance)	(a	)	5,319	$104,678
Upstart Holdings, Inc. (Consumer Finance)	(a	)	9,855	352,908

				7,377,325

HEALTH CARE – 24.3%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a	)	12,690	303,925
ACELYRIN, Inc. (Biotechnology)	(a	)	2,287	47,798
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a	)	7,879	81,705
Adaptive Biotechnologies Corp. (Life Sciences Tools & Svs.)	(a	)	22,888	153,578
Agenus, Inc. (Biotechnology)	(a	)	65,236	104,378
Akero Therapeutics, Inc. (Biotechnology)	(a	)	4,481	209,218
Alector, Inc. (Biotechnology)	(a	)	11,265	67,703
Alkermes PLC (Biotechnology)	(a	)	19,720	617,236
ALX Oncology Holdings, Inc. (Biotechnology)	(a	)	1,291	9,695
Amarin Corp. PLC – ADR (Biotechnology)	(a	)	17,101	20,350
American Well Corp. Class A (Health Care Technology)	(a	)	51,120	107,352
Amicus Therapeutics, Inc. (Biotechnology)	(a	)	34,993	439,512
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a	)	6,660	726,739
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	13,440	772,397
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,651	332,606
Applied Molecular Transport, Inc. (Biotechnology)	(a	)	2,404	620
Aptinyx, Inc. (Biotechnology)	(a	)	23,975	1,777
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,746	311,882
Arvinas, Inc. (Pharmaceuticals)	(a	)	3,865	95,929
Atara Biotherapeutics, Inc. (Biotechnology)	(a	)	26,563	42,766
Athenex, Inc. (Biotechnology)	(a	)	587	76
AtriCure, Inc. (Health Care Equip. & Supplies)	(a	)	7,974	393,597
Atrion Corp. (Health Care Equip. & Supplies)			585	330,934
Avidity Biosciences, Inc. (Biotechnology)	(a	)	5,306	58,844
Axonics, Inc. (Health Care Equip. & Supplies)	(a	)	6,527	329,418
Axsome Therapeutics, Inc. (Pharmaceuticals)	(a	)	3,039	218,383
Beam Therapeutics, Inc. (Biotechnology)	(a	)	12,388	395,549
Beyondspring, Inc. (Biotechnology)	(a	)	5,417	6,392
Blueprint Medicines Corp. (Biotechnology)	(a	)	12,798	808,834
Bridgebio Pharma, Inc. (Biotechnology)	(a	)	17,777	305,764
C4 Therapeutics, Inc. (Biotechnology)	(a	)	6,485	17,834
CareDx, Inc. (Biotechnology)	(a	)	4,195	35,658
Catalyst Pharmaceuticals, Inc. (Biotechnology)	(a	)	17,361	233,332
Cerus Corp. (Health Care Equip. & Supplies)	(a	)	42,400	104,304
Codexis, Inc. (Life Sciences Tools & Svs.)	(a	)	17,805	49,854
Coherus Biosciences, Inc. (Biotechnology)	(a	)	29,534	126,110
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a	)	15,250	327,722
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a	)	34,077	758,213
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a	)	17,472	314,845
Cytokinetics, Inc. (Biotechnology)	(a	)	13,991	456,386
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a	)	9,562	134,633
Denali Therapeutics, Inc. (Biotechnology)	(a	)	19,937	588,341
Editas Medicine, Inc. (Biotechnology)	(a	)	20,268	166,806
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,463	74,108
Ensign Group, Inc. / The (Health Care Providers & Svs.)			11,622	1,109,436
Evolent Health, Inc. Class A (Health Care Technology)	(a	)	21,903	663,661
Fate Therapeutics, Inc. (Biotechnology)	(a	)	35,418	168,590
FibroGen, Inc. (Biotechnology)	(a	)	7,167	19,351
Foghorn Therapeutics, Inc. (Biotechnology)	(a	)	8,256	58,122
Glaukos Corp. (Health Care Equip. & Supplies)	(a	)	2,764	196,824

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Guardant Health, Inc. (Health Care Providers & Svs.)	(a	)	24,902	$891,492
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	7,098	604,324
Halozyme Therapeutics, Inc. (Biotechnology)	(a	)	16,403	591,656
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a	)	5,031	177,041
Harpoon Therapeutics, Inc. (Biotechnology)	(a	)	849	603
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	11,939	753,828
Heron Therapeutics, Inc. (Biotechnology)	(a	)	34,692	40,243
ImmunoGen, Inc. (Biotechnology)	(a	)	15,869	299,448
Insmed, Inc. (Biotechnology)	(a	)	22,842	481,966
Inspire Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	3,336	1,082,999
Intellia Therapeutics, Inc. (Biotechnology)	(a	)	9,714	396,137
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a	)	6,783	75,020
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a	)	8,120	514,158
Invitae Corp. (Health Care Providers & Svs.)	(a	)	17,449	19,717
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	1,936	201,964
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	39,694	422,344
IVERIC bio, Inc. (Biotechnology)	(a	)	12,670	498,438
Karyopharm Therapeutics, Inc. (Biotechnology)	(a	)	38,594	69,083
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a	)	17,844	251,244
Krystal Biotech, Inc. (Biotechnology)	(a	)	2,344	275,186
Kymera Therapeutics, Inc. (Biotechnology)	(a	)	1,184	27,220
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	8,736	733,125
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	1,609	82,751
MacroGenics, Inc. (Biotechnology)	(a	)	3,552	19,003
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a	)	884	204,204
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	1,501	360,495
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	11,565	967,297
MiNK Therapeutics, Inc. (Biotechnology)	(a	)	952	1,999
Neoleukin Therapeutics, Inc. (Biotechnology)	(a	)	9,004	7,473
Nevro Corp. (Health Care Equip. & Supplies)	(a	)	3,665	93,164
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a	)	9,360	24,242
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	5,761	239,600
Omnicell, Inc. (Health Care Equip. & Supplies)	(a	)	9,174	675,849
Option Care Health, Inc. (Health Care Providers & Svs.)	(a	)	36,691	1,192,091
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	4,376	21,924
Pacira BioSciences, Inc. (Pharmaceuticals)	(a	)	4,474	179,273
PhenomeX, Inc. (Life Sciences Tools & Svs.)	(a	)	19,349	9,481
Phreesia, Inc. (Health Care Technology)	(a	)	11,187	346,909
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	7,602	451,787
Privia Health Group, Inc. (Health Care Providers & Svs.)	(a	)	8,041	209,951
Progyny, Inc. (Health Care Providers & Svs.)	(a	)	15,151	596,040
Prothena Corp. PLC (Biotechnology)	(a	)	4,922	336,074
PTC Therapeutics, Inc. (Biotechnology)	(a	)	13,616	553,763
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a	)	7,184	53,664
REGENXBIO, Inc. (Biotechnology)	(a	)	20,826	416,312
Relay Therapeutics, Inc. (Biotechnology)	(a	)	14,951	187,785

75	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a)	5,208	$12,812
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	204,910
REVOLUTION Medicines, Inc. (Biotechnology)	(a)	11,061	295,882
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	88,669	114,383
Sage Therapeutics, Inc. (Biotechnology)	(a)	6,247	293,734
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	18,515	24,070
Schrodinger, Inc. (Health Care Technology)	(a)	6,039	301,467
Scilex Holding Co. (Acquired January 06, 2023, Cost $66,789) (Pharmaceuticals)	(a)(b)	6,373	35,498
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	12,404
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,429	978,671
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	16,180
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,570	450,525
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	14,551	437,403
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	61,468
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,253	155,887
TG Therapeutics, Inc. (Biotechnology)	(a)	13,620	338,321
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	188,950
Travere Therapeutics, Inc. (Biotechnology)	(a)	23,811	365,737
Twist Bioscience Corp. (Biotechnology)	(a)	18,464	377,773
Vaxcyte, Inc. (Biotechnology)	(a)	10,029	500,848
Vericel Corp. (Biotechnology)	(a)	5,321	199,910
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	116,949
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	1,298	36,617
Zynex, Inc. (Health Care Equip. & Supplies)	(a)	4,771	45,754

			34,103,607

INDUSTRIALS – 21.8%
Albany International Corp. Class A (Machinery)		4,267	398,026
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		13,314	1,928,267
ASGN, Inc. (Professional Svs.)	(a)	4,144	313,411
Astec Industries, Inc. (Machinery)		4,352	197,755
Atkore, Inc. (Electrical Equip.)	(a)	9,433	1,470,982
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	36,804	601,745
Chart Industries, Inc. (Machinery)	(a)	4,266	681,664
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,170	69,592
Comfort Systems U.S.A., Inc. (Construction & Engineering)		7,051	1,157,774
CSG Systems International, Inc. (Professional Svs.)		15,886	837,828
Dycom Industries, Inc. (Construction & Engineering)	(a)	6,720	763,728
EMCOR Group, Inc. (Construction & Engineering)		9,447	1,745,617
EnerSys (Electrical Equip.)		3,316	359,852
ExlService Holdings, Inc. (Professional Svs.)	(a)	8,226	1,242,620
Exponent, Inc. (Professional Svs.)		3,501	326,713
Fluor Corp. (Construction & Engineering)	(a)	18,123	536,441
Franklin Covey Co. (Professional Svs.)	(a)	19,851	867,092
Franklin Electric Co., Inc. (Machinery)		20,468	2,106,158
Herc Holdings, Inc. (Trading Companies & Distributors)		6,013	822,879
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	6,232	500,554
Insperity, Inc. (Professional Svs.)		12,702	1,511,030
JELD-WEN Holding, Inc. (Building Products)	(a)	7,549	132,409
Kforce, Inc. (Professional Svs.)		18,664	1,169,486
Korn Ferry (Professional Svs.)		7,395	366,348

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Manitowoc Co., Inc. / The (Machinery)	(a	)	2,982	$56,151
McGrath RentCorp (Trading Companies & Distributors)			6,361	588,265
Moog, Inc. Class A (Aerospace & Defense)			3,441	373,108
MYR Group, Inc. (Construction & Engineering)	(a	)	4,135	572,036
Parsons Corp. (Aerospace & Defense)	(a	)	9,048	435,571
Radiant Logistics, Inc. (Air Freight & Logistics)	(a	)	10,231	68,752
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)			7,764	471,585
Saia, Inc. (Ground Transportation)	(a	)	2,265	775,559
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a	)	13,269	339,156
Simpson Manufacturing Co., Inc. (Building Products)			9,162	1,268,937
Sterling Infrastructure, Inc. (Construction & Engineering)	(a	)	2,143	119,579
SunPower Corp. (Electrical Equip.)	(a	)	32,263	316,177
Terex Corp. (Machinery)			23,924	1,431,373
TTEC Holdings, Inc. (Professional Svs.)			6,055	204,901
UFP Industries, Inc. (Building Products)			14,971	1,452,936
Watts Water Technologies, Inc. Class A (Machinery)			4,055	745,025
Werner Enterprises, Inc. (Ground Transportation)			9,069	400,668
Xylem, Inc. (Machinery)			8,147	917,515

				30,645,265

INFORMATION TECHNOLOGY – 19.9%
8x8, Inc. (Software)	(a	)	13,109	55,451
ACI Worldwide, Inc. (Software)	(a	)	22,258	515,718
Alarm.com Holdings, Inc. (Software)	(a	)	7,198	371,993
Altair Engineering, Inc. Class A (Software)	(a	)	6,826	517,684
Ambarella, Inc. (Semiconductors & Equip.)	(a	)	4,999	418,266
Amkor Technology, Inc. (Semiconductors & Equip.)			9,172	272,867
Appfolio, Inc. Class A (Software)	(a	)	2,156	371,134
Appian Corp. Class A (Software)	(a	)	6,661	317,064
Asana, Inc. Class A (Software)	(a	)	9,833	216,719
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a	)	5,877	1,077,430
Belden, Inc. (Electronic Equip., Instr. & Comp.)			1,304	124,728
BlackLine, Inc. (Software)	(a	)	6,296	338,851
Box, Inc. Class A (Software)	(a	)	30,486	895,679
Calix, Inc. (Communications Equip.)	(a	)	12,639	630,812
CommVault Systems, Inc. (Software)	(a	)	8,168	593,160
DigitalOcean Holdings, Inc. (IT Svs.)	(a	)	4,907	196,967
Domo, Inc. Class B (Software)	(a	)	2,462	36,093
Envestnet, Inc. (Software)	(a	)	4,458	264,582
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	11,882	668,957
Everbridge, Inc. (Software)	(a	)	5,062	136,168
Extreme Networks, Inc. (Communications Equip.)	(a	)	21,063	548,691
Fabrinet (Electronic Equip., Instr. & Comp.)	(a	)	1,971	255,993
FormFactor, Inc. (Semiconductors & Equip.)	(a	)	7,991	273,452
Hackett Group, Inc. / The (IT Svs.)			6,448	144,113
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a	)	12,609	472,837
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,306	776,480
Intapp, Inc. (Software)	(a	)	4,993	209,257
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	16,232	1,559,408
MaxLinear, Inc. (Semiconductors & Equip.)	(a	)	13,361	421,673
MicroStrategy, Inc. Class A (Software)	(a	)	1,143	391,386
Model N, Inc. (Software)	(a	)	7,846	277,435
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	6,773	798,063
PagerDuty, Inc. (Software)	(a	)	25,015	562,337
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)			12,511	564,246

76	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Perficient, Inc. (IT Svs.)	(a)	6,636	$552,978
Power Integrations, Inc. (Semiconductors & Equip.)		14,977	1,417,873
PROS Holdings, Inc. (Software)	(a)	9,570	294,756
Q2 Holdings, Inc. (Software)	(a)	25,243	780,009
Qualys, Inc. (Software)	(a)	3,401	439,307
Rambus, Inc. (Semiconductors & Equip.)	(a)	12,733	817,077
Rapid7, Inc. (Software)	(a)	13,590	615,355
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,302	199,011
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,926	1,092,507
Sprout Social, Inc. Class A (Software)	(a)	10,567	487,773
SPS Commerce, Inc. (Software)	(a)	4,067	781,108
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	5,886	1,467,085
Synaptics, Inc. (Semiconductors & Equip.)	(a)	5,081	433,816
Tenable Holdings, Inc. (Software)	(a)	19,521	850,139
Varonis Systems, Inc. (Software)	(a)	30,100	802,165
Workiva, Inc. (Software)	(a)	9,893	1,005,722
Yext, Inc. (Software)	(a)	56,006	633,428

			27,945,803

MATERIALS – 2.9%
Cabot Corp. (Chemicals)		11,289	755,121
Commercial Metals Co. (Metals & Mining)		6,995	368,357
Constellium SE (Metals & Mining)	(a)	29,879	513,919
H.B. Fuller Co. (Chemicals)		8,356	597,537
Ingevity Corp. (Chemicals)	(a)	4,255	247,471
Livent Corp. (Chemicals)	(a)	26,670	731,558
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	263,081
Quaker Chemical Corp. (Chemicals)		1,818	354,328
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		7,765	232,872
Venator Materials PLC (Chemicals)	(a)	55,792	2,790

			4,067,034

Common Stocks (Continued)			Shares	Value

REAL ESTATE – 1.9%
Braemar Hotels & Resorts, Inc. (Hotel & Resort REITs)			51,306	$206,250
Broadstone Net Lease, Inc. (Diversified REITs)			2	31
Corporate Office Properties Trust (Office REITs)			35,452	841,985
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)			10,682	336,590
NexPoint Residential Trust, Inc. (Residential REITs)			18,946	861,664
Outfront Media, Inc. (Specialized REITs)			20,772	326,536
Redfin Corp. (Real Estate Mgmt. & Development)	(a)		4,977	61,814

				2,634,870

UTILITIES – 1.2%
Brookfield Infrastructure Corp. Class A (Gas Utilities)			18,606	848,062
Clearway Energy, Inc. Class A (Ind. Power & Renewable Elec.)			5,330	143,910
Clearway Energy, Inc. Class C (Ind. Power & Renewable Elec.)			24,102	688,353

				1,680,325

Total Common Stocks (Cost $150,207,150)				$140,464,254

Rights – 0.0%	Quantity			Value
HEALTH CARE – 0.0%
Flexion Therapeutics, Inc. CVR (Biotechnology)			6,185	$3,835
Prevail Therapeutics, Inc. CVR (Biotechnology)			2,231	1,115

Total Rights (Cost $4,950)				$4,950

Total Investments – 100.1% (Cost $150,212,100)	(c	)		$140,469,204
Liabilities in Excess of Other Assets – (0.1)%	(d	)		(70,380)

Net Assets – 100.0%				$140,398,824

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
CVR:	Contingent Value Right
REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents a security deemed to be restricted. At June 30, 2023, the value of restricted securities in the Portfolio totaled $35,498, or 0.0% of the Portfolio’s net assets.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $124,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	20	September 15, 2023	$1,889,481	$1,903,700	$14,219	$5,035

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities included in the S&P MidCap 400® Index.

Performance as of June 30, 2023

Average Annual returns
One year	17.15%
Five years	7.35%
Ten years	8.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 8.61% versus 8.84% for its benchmark, the S&P MidCap 400® Index.

Q. What affected the Portfolio’s performance?

A. The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Industrials, Information Technology and Consumer Discretionary were the top contributors for the six-month period. Financials, Utilities and Energy were the top detractors from performance. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Builders FirstSource, Inc., Super Micro Computer, Inc., and Jabil, Inc. First Horizon Corp., Halozyme Therapeutics, Inc., and Capri Holdings Ltd. were leading detractors. Derivatives had no significant impact on the Portfolio’s performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

78	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	101.1
U.S. Treasury Obligations	0.0
Less Net Liabilities	(1.1)

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Hubbell, Inc.	0.8
2.	Builders FirstSource, Inc.	0.8
3.	Reliance Steel & Aluminum Co.	0.7
4.	Graco, Inc.	0.6
5.	Jabil, Inc.	0.6
6.	Deckers Outdoor Corp.	0.6
7.	Lattice Semiconductor Corp.	0.6
8.	Penumbra, Inc.	0.6
9.	Carlisle Cos., Inc.	0.6
10.	Watsco, Inc.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	23.2
Consumer Discretionary	15.1
Financials	13.7
Information Technology	10.5
Health Care	9.6
Real Estate	7.5
Materials	7.4
Consumer Staples	4.4
Energy	4.2
Utilities	3.4
Communication Services	2.1

101.1

79

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 101.1%			Shares	Value

COMMUNICATION SERVICES – 2.1%
Cable One, Inc. (Media)			795	$522,379
Frontier Communications Parent, Inc. (Diversified Telecom. Svs.)	(a	)	37,639	701,591
Iridium Communications, Inc. (Diversified Telecom. Svs.)			21,228	1,318,683
New York Times Co. / The Class A (Media)			27,622	1,087,754
Nexstar Media Group, Inc. (Media)			6,045	1,006,795
TEGNA, Inc. (Media)			37,934	616,048
TripAdvisor, Inc. (Interactive Media & Svs.)	(a	)	17,875	294,759
World Wrestling Entertainment, Inc. Class A (Entertainment)			7,317	793,675
Ziff Davis, Inc. (Interactive Media & Svs.)	(a	)	7,971	558,448
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a	)	45,443	1,153,798

				8,053,930

CONSUMER DISCRETIONARY – 15.1%
Adient PLC (Automobile Components)	(a	)	15,965	611,779
Aramark (Hotels, Restaurants & Leisure)			43,933	1,891,316
Autoliv, Inc. (Automobile Components)			13,022	1,107,391
AutoNation, Inc. (Specialty Retail)	(a	)	5,305	873,256
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			12,944	897,925
Brunswick Corp. (Leisure Products)			11,921	1,032,835
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a	)	21,192	760,581
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			6,353	461,228
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			4,470	525,314
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)			11,107	1,545,761
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)			5,961	460,428
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	10,456	1,175,673
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a	)	4,444	2,344,921
Dick’s Sporting Goods, Inc. (Specialty Retail)			10,366	1,370,282
Five Below, Inc. (Specialty Retail)	(a	)	9,384	1,844,331
Foot Locker, Inc. (Specialty Retail)			13,388	362,949
Fox Factory Holding Corp. (Automobile Components)	(a	)	7,131	773,785
GameStop Corp. Class A (Specialty Retail)	(a	)	42,636	1,033,923
Gap, Inc. / The (Specialty Retail)			35,965	321,167
Gentex Corp. (Automobile Components)			39,397	1,152,756
Goodyear Tire & Rubber Co. / The (Automobile Components)	(a	)	47,780	653,630
Graham Holdings Co. Class B (Diversified Consumer Svs.)			637	364,033
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a	)	5,180	534,628
H&R Block, Inc. (Diversified Consumer Svs.)			25,672	818,167
Harley-Davidson, Inc. (Automobiles)			22,054	776,521
Helen of Troy Ltd. (Household Durables)	(a	)	4,053	437,805
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	12,959	588,857
KB Home (Household Durables)			13,533	699,791
Kohl’s Corp. (Broadline Retail)			18,670	430,344
Lear Corp. (Automobile Components)			9,950	1,428,323
Leggett & Platt, Inc. (Household Durables)			22,440	664,673
Light & Wonder, Inc. (Hotels, Restaurants & Leisure)	(a	)	15,361	1,056,222
Lithia Motors, Inc. (Specialty Retail)			4,641	1,411,375
Macy’s, Inc. (Broadline Retail)			45,909	736,839
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)			6,205	761,478
Mattel, Inc. (Leisure Products)	(a	)	59,670	1,165,952

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Murphy U.S.A., Inc. (Specialty Retail)			3,378	$1,050,930
Nordstrom, Inc. (Broadline Retail)			19,049	389,933
Ollie’s Bargain Outlet Holdings, Inc. (Broadline Retail)	(a	)	9,704	562,153
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)			5,010	369,888
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	25,981	624,323
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	14,322	965,876
Polaris, Inc. (Leisure Products)			9,018	1,090,547
PVH Corp. (Textiles, Apparel & Luxury Goods)			10,585	899,407
RH (Specialty Retail)	(a	)	3,010	992,066
Service Corp. International (Diversified Consumer Svs.)			25,484	1,646,012
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	22,635	1,191,959
Taylor Morrison Home Corp. (Household Durables)	(a	)	18,394	897,075
Tempur Sealy International, Inc. (Household Durables)			29,007	1,162,310
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			11,295	1,268,203
Thor Industries, Inc. (Automobiles)			9,022	933,777
Toll Brothers, Inc. (Household Durables)			17,360	1,372,655
TopBuild Corp. (Household Durables)	(a	)	5,352	1,423,739
Topgolf Callaway Brands Corp. (Leisure Products)	(a	)	23,467	465,820
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			12,863	518,893
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	31,834	229,841
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a	)	31,935	214,284
Valvoline, Inc. (Specialty Retail)			23,408	878,034
Visteon Corp. (Automobile Components)	(a	)	4,779	686,312
Wendy’s Co. / The (Hotels, Restaurants & Leisure)			28,420	618,135
Williams-Sonoma, Inc. (Specialty Retail)			11,069	1,385,175
Wingstop, Inc. (Hotels, Restaurants & Leisure)			5,052	1,011,208
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)			14,475	992,551
YETI Holdings, Inc. (Leisure Products)	(a	)	14,607	567,336

				57,484,681

CONSUMER STAPLES – 4.4%
BellRing Brands, Inc. (Personal Care Products)	(a	)	22,387	819,364
BJ’s Wholesale Club Holdings, Inc. (Consumer Staples Distribution & Retail)	(a	)	22,655	1,427,492
Boston Beer Co., Inc. / The Class A (Beverages)	(a	)	1,583	488,260
Casey’s General Stores, Inc. (Consumer Staples Distribution & Retail)			6,282	1,532,054
Celsius Holdings, Inc. (Beverages)	(a	)	6,861	1,023,593
Coca-Cola Consolidated, Inc. (Beverages)			776	493,551
Coty, Inc. Class A (Personal Care Products)	(a	)	61,818	759,743
Darling Ingredients, Inc. (Food Products)	(a	)	26,899	1,715,887
Energizer Holdings, Inc. (Household Products)			11,206	376,297
Flowers Foods, Inc. (Food Products)			32,493	808,426
Grocery Outlet Holding Corp. (Consumer Staples Distribution & Retail)	(a	)	15,078	461,538
Ingredion, Inc. (Food Products)			11,128	1,179,012
Lancaster Colony Corp. (Food Products)			3,340	671,641
Performance Food Group Co. (Consumer Staples Distribution & Retail)	(a	)	26,323	1,585,697
Pilgrim’s Pride Corp. (Food Products)	(a	)	7,610	163,539

80	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

CONSUMER STAPLES (continued)
Post Holdings, Inc. (Food Products)	(a	)	9,025	$782,016
Sprouts Farmers Market, Inc. (Consumer Staples Distribution & Retail)	(a	)	17,372	638,074
U.S. Foods Holding Corp. (Consumer Staples Distribution & Retail)	(a	)	38,205	1,681,020

				16,607,204

ENERGY – 4.2%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)			56,602	656,583
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a	)	46,549	1,072,023
ChampionX Corp. (Energy Equip. & Svs.)			33,374	1,035,929
Chord Energy Corp. (Oil, Gas & Consumable Fuels)			7,004	1,077,215
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a	)	27,912	494,601
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)			16,334	809,676
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)			73,026	698,129
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)			21,721	968,974
Matador Resources Co. (Oil, Gas & Consumable Fuels)			19,087	998,632
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)			24,736	947,389
NOV, Inc. (Energy Equip. & Svs.)			66,374	1,064,639
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)			41,222	1,569,322
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)			18,494	757,144
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)			14,743	1,048,817
Range Resources Corp. (Oil, Gas & Consumable Fuels)			40,676	1,195,874
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a	)	185,650	1,115,757
Valaris Ltd. (Energy Equip. & Svs.)	(a	)	10,139	638,047

				16,148,751

FINANCIALS – 13.7%
Affiliated Managers Group, Inc. (Capital Markets)			6,086	912,231
American Financial Group, Inc. (Insurance)			11,775	1,398,281
Annaly Capital Management, Inc. (Mortgage REIT)			83,258	1,665,992
Associated Banc-Corp. (Banks)			25,437	412,843
Bank OZK (Banks)			18,172	729,788
Brighthouse Financial, Inc. (Insurance)	(a	)	11,271	533,682
Cadence Bank (Banks)			30,800	604,912
Cathay General Bancorp (Banks)			12,228	393,619
CNO Financial Group, Inc. (Insurance)			19,312	457,115
Columbia Banking System, Inc. (Banks)			35,142	712,680
Commerce Bancshares, Inc. (Banks)			19,132	931,728
Cullen / Frost Bankers, Inc. (Banks)			10,856	1,167,346
East West Bancorp, Inc. (Banks)			23,847	1,258,883
Essent Group Ltd. (Financial Services)			18,082	846,238
Euronet Worldwide, Inc. (Financial Services)	(a	)	7,948	932,857
Evercore, Inc. Class A (Capital Markets)			5,947	734,990
Federated Hermes, Inc. (Capital Markets)			14,335	513,910
First American Financial Corp. (Insurance)			17,400	992,148
First Financial Bankshares, Inc. (Banks)			21,896	623,817
First Horizon Corp. (Banks)			90,663	1,021,772
FirstCash Holdings, Inc. (Consumer Finance)			6,209	579,486
FNB Corp. (Banks)			60,867	696,318
Glacier Bancorp, Inc. (Banks)			18,691	582,598
Hancock Whitney Corp. (Banks)			14,511	556,932
Hanover Insurance Group, Inc. / The (Insurance)			6,023	680,780

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Home BancShares, Inc. (Banks)			31,795	$724,926
Interactive Brokers Group, Inc. Class A (Capital Markets)			17,362	1,442,261
International Bancshares Corp. (Banks)			8,901	393,424
Janus Henderson Group PLC (Capital Markets).			22,341	608,792
Jefferies Financial Group, Inc. (Capital Markets)			31,478	1,044,125
Kemper Corp. (Insurance)			10,788	520,629
Kinsale Capital Group, Inc. (Insurance)			3,669	1,372,940
MGIC Investment Corp. (Financial Services)			48,318	762,941
New York Community Bancorp, Inc. (Banks)			121,736	1,368,313
Old National Bancorp (Banks)			49,326	687,604
Old Republic International Corp. (Insurance)			45,899	1,155,278
Pinnacle Financial Partners, Inc. (Banks)			12,937	732,881
Primerica, Inc. (Insurance)			6,107	1,207,720
Prosperity Bancshares, Inc. (Banks)			15,893	897,637
Reinsurance Group of America, Inc. (Insurance)			11,218	1,555,824
RenaissanceRe Holdings Ltd. (Insurance)			8,468	1,579,451
RLI Corp. (Insurance)			6,835	932,772
SEI Investments Co. (Capital Markets)			17,079	1,018,250
Selective Insurance Group, Inc. (Insurance)			10,198	978,498
SLM Corp. (Consumer Finance)			40,860	666,835
SouthState Corp. (Banks)			12,799	842,174
Starwood Property Trust, Inc. (Mortgage REIT)			52,612	1,020,673
Stifel Financial Corp. (Capital Markets)			17,892	1,067,616
Synovus Financial Corp. (Banks)			24,632	745,118
Texas Capital Bancshares, Inc. (Banks)	(a	)	8,070	415,605
UMB Financial Corp. (Banks)			7,360	448,224
United Bankshares, Inc. (Banks)			22,688	673,153
Unum Group (Insurance)			31,228	1,489,576
Valley National Bancorp (Banks)			71,063	550,738
Voya Financial, Inc. (Financial Services)			16,566	1,187,948
Webster Financial Corp. (Banks)			29,458	1,112,039
Western Union Co. / The (Financial Services)			63,128	740,491
WEX, Inc. (Financial Services)	(a	)	7,222	1,314,910
Wintrust Financial Corp. (Banks)			10,316	749,148

				51,949,460

HEALTH CARE – 9.6%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a	)	15,515	1,235,615
Amedisys, Inc. (Health Care Providers & Svs.)	(a	)	5,493	502,280
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a	)	18,021	642,629
Azenta, Inc. (Life Sciences Tools & Svs.)	(a	)	10,986	512,826
Bruker Corp. (Life Sciences Tools & Svs.)			16,820	1,243,334
Chemed Corp. (Health Care Providers & Svs.)			2,532	1,371,508
Doximity, Inc. Class A (Health Care Technology)	(a	)	20,011	680,774
Encompass Health Corp. (Health Care Providers & Svs.)			16,898	1,144,164
Enovis Corp. (Health Care Equip. & Supplies)	(a	)	8,084	518,346
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a	)	27,597	933,883
Exelixis, Inc. (Biotechnology)	(a	)	54,895	1,049,043
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	13,470	802,004
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	8,504	724,031
Halozyme Therapeutics, Inc. (Biotechnology)	(a	)	22,199	800,718
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	14,408	909,721
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	3,408	607,272
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a	)	8,674	504,306
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a	)	12,012	494,054

81	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a	)	10,790	$1,337,636
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	11,520	966,758
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	9,064	466,162
Masimo Corp. (Health Care Equip. & Supplies)	(a	)	8,186	1,347,006
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	4,165	1,000,308
Neogen Corp. (Health Care Equip. & Supplies)	(a	)	36,451	792,809
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	16,449	1,551,141
Omnicell, Inc. (Health Care Equip. & Supplies)	(a	)	7,600	559,892
Option Care Health, Inc. (Health Care Providers & Svs.)	(a	)	27,880	905,821
Patterson Cos., Inc. (Health Care Providers & Svs.)			14,660	487,592
Penumbra, Inc. (Health Care Equip. & Supplies)	(a	)	6,449	2,218,843
Perrigo Co. PLC (Pharmaceuticals)			22,813	774,501
Progyny, Inc. (Health Care Providers & Svs.)	(a	)	12,891	507,132
QuidelOrtho Corp. (Health Care Equip. & Supplies)	(a	)	9,099	753,943
R1 RCM, Inc. (Health Care Providers & Svs.)	(a	)	23,265	429,239
Repligen Corp. (Life Sciences Tools & Svs.)	(a	)	8,730	1,234,946
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a	)	6,174	1,762,121
Sotera Health Co. (Life Sciences Tools & Svs.)	(a	)	16,669	314,044
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a	)	8,148	428,340
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	17,475	736,397
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	17,184	1,398,434
United Therapeutics Corp. (Biotechnology)	(a	)	7,897	1,743,263

				36,392,836

INDUSTRIALS – 23.2%
Acuity Brands, Inc. (Electrical Equip.)			5,361	874,272
Advanced Drainage Systems, Inc. (Building Products)			10,545	1,199,810
AECOM (Construction & Engineering)			23,432	1,984,456
AGCO Corp. (Machinery)			10,475	1,376,625
ASGN, Inc. (Professional Svs.)	(a	)	8,311	628,561
Avis Budget Group, Inc. (Ground Transportation)	(a	)	4,022	919,711
Brink’s Co. / The (Commercial Svs. & Supplies)			7,826	530,838
Builders FirstSource, Inc. (Building Products)	(a	)	21,607	2,938,552
BWX Technologies, Inc. (Aerospace & Defense)			15,416	1,103,323
CACI International, Inc. Class A (Professional Svs.)	(a	)	3,842	1,309,507
Carlisle Cos., Inc. (Building Products)			8,592	2,204,106
Chart Industries, Inc. (Machinery)	(a	)	7,075	1,130,514
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a	)	8,482	1,394,695
Concentrix Corp. (Professional Svs.)			7,197	581,158
Crane Co. (Machinery)			8,129	724,456
Crane NXT Co. (Machinery)			8,129	458,801
Curtiss-Wright Corp. (Aerospace & Defense)			6,464	1,187,178
Donaldson Co., Inc. (Machinery)			20,445	1,278,017
EMCOR Group, Inc. (Construction & Engineering)			8,015	1,481,012
EnerSys (Electrical Equip.)			6,887	747,377
Esab Corp. (Machinery)			8,731	580,961
ExlService Holdings, Inc. (Professional Svs.)	(a	)	5,605	846,691
Exponent, Inc. (Professional Svs.)			8,570	799,752
Flowserve Corp. (Machinery)			22,109	821,349
Fluor Corp. (Construction & Engineering)	(a	)	24,147	714,751
Fortune Brands Innovations, Inc. (Building Products)			21,361	1,536,924

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
FTI Consulting, Inc. (Professional Svs.)	(a	)	5,728	$1,089,466
GATX Corp. (Trading Companies & Distributors)			5,951	766,132
Genpact Ltd. (Professional Svs.)			28,560	1,072,999
Graco, Inc. (Machinery)			28,379	2,450,527
GXO Logistics, Inc. (Air Freight & Logistics)	(a	)	20,049	1,259,478
Hertz Global Holdings, Inc. (Ground Transportation)	(a	)	26,572	488,659
Hexcel Corp. (Aerospace & Defense)			14,223	1,081,232
Hubbell, Inc. (Electrical Equip.)			9,034	2,995,314
Insperity, Inc. (Professional Svs.)			6,056	720,422
ITT, Inc. (Machinery)			13,891	1,294,780
JetBlue Airways Corp. (Passenger Airlines)	(a	)	55,277	489,754
KBR, Inc. (Professional Svs.)			22,880	1,488,573
Kirby Corp. (Marine Transportation)	(a	)	10,115	778,349
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)			27,146	1,508,232
Landstar System, Inc. (Ground Transportation)			6,058	1,166,407
Lennox International, Inc. (Building Products)			5,446	1,775,777
Lincoln Electric Holdings, Inc. (Machinery)			9,706	1,927,903
ManpowerGroup, Inc. (Professional Svs.)			8,501	674,979
MasTec, Inc. (Construction & Engineering)	(a	)	10,058	1,186,542
Maximus, Inc. (Professional Svs.)			10,247	865,974
MDU Resources Group, Inc. (Construction & Engineering)			34,329	718,849
Mercury Systems, Inc. (Aerospace & Defense)	(a	)	9,810	339,328
Middleby Corp. / The (Machinery)	(a	)	9,022	1,333,722
MSA Safety, Inc. (Commercial Svs. & Supplies)			6,222	1,082,379
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			7,967	759,096
nVent Electric PLC (Electrical Equip.)			27,930	1,443,143
Oshkosh Corp. (Machinery)			11,011	953,443
Owens Corning (Building Products)			15,191	1,982,426
Paylocity Holding Corp. (Professional Svs.)	(a	)	6,963	1,284,882
Regal Rexnord Corp. (Electrical Equip.)			11,174	1,719,679
Ryder System, Inc. (Ground Transportation)			7,838	664,584
Saia, Inc. (Ground Transportation)	(a	)	4,473	1,531,600
Science Applications International Corp. (Professional Svs.)			9,102	1,023,793
Simpson Manufacturing Co., Inc. (Building Products)			7,193	996,231
Stericycle, Inc. (Commercial Svs. & Supplies)	(a	)	15,584	723,721
Sunrun, Inc. (Electrical Equip.)	(a	)	36,349	649,193
Terex Corp. (Machinery)			11,430	683,857
Tetra Tech, Inc. (Commercial Svs. & Supplies)			8,973	1,469,239
Timken Co. / The (Machinery)			11,106	1,016,532
Toro Co. / The (Machinery)			17,580	1,787,007
Trex Co., Inc. (Building Products)	(a	)	18,342	1,202,502
UFP Industries, Inc. (Building Products)			10,468	1,015,919
Univar Solutions, Inc. (Trading Companies & Distributors)	(a	)	26,593	953,093
Valmont Industries, Inc. (Construction & Engineering)			3,550	1,033,228
Vicor Corp. (Electrical Equip.)	(a	)	3,763	203,202
Watsco, Inc. (Trading Companies & Distributors)			5,634	2,149,202
Watts Water Technologies, Inc. Class A (Machinery)			4,620	848,833
Werner Enterprises, Inc. (Ground Transportation)			9,936	438,972
WESCO International, Inc. (Trading Companies & Distributors)			7,606	1,361,930
Woodward, Inc. (Aerospace & Defense)			10,121	1,203,488
XPO, Inc. (Ground Transportation)	(a	)	19,531	1,152,329

				88,160,298

82	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY – 10.5%
ACI Worldwide, Inc. (Software)	(a	)	18,261	$423,107
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a	)	10,991	496,134
Amkor Technology, Inc. (Semiconductors & Equip.)			16,978	505,096
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	9,523	1,363,979
Aspen Technology, Inc. (Software)	(a	)	4,921	824,809
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			15,408	777,334
Belden, Inc. (Electronic Equip., Instr. & Comp.)			7,173	686,097
Blackbaud, Inc. (Software)	(a	)	7,627	542,890
Calix, Inc. (Communications Equip.)	(a	)	9,716	484,926
Ciena Corp. (Communications Equip.)	(a	)	25,145	1,068,411
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	9,315	754,608
Cognex Corp. (Electronic Equip., Instr. & Comp.)			29,097	1,630,014
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a	)	23,496	1,197,826
CommVault Systems, Inc. (Software)	(a	)	7,413	538,332
Dropbox, Inc. Class A (Software)	(a	)	45,847	1,222,739
Dynatrace, Inc. (Software)	(a	)	36,546	1,881,023
Envestnet, Inc. (Software)	(a	)	9,171	544,299
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	5,263	714,821
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			22,368	2,414,178
Kyndryl Holdings, Inc. (IT Svs.)	(a	)	34,518	458,399
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	23,205	2,229,304
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			4,186	1,219,424
Lumentum Holdings, Inc. (Communications Equip.)	(a	)	11,581	656,990
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a	)	8,723	571,618
Manhattan Associates, Inc. (Software)	(a	)	10,456	2,089,945
MKS Instruments, Inc. (Semiconductors & Equip.)			9,680	1,046,408
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			22,168	1,272,443
NCR Corp. (Software)	(a	)	23,669	596,459
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	6,036	1,111,228
Power Integrations, Inc. (Semiconductors & Equip.)			9,668	915,270
Qualys, Inc. (Software)	(a	)	5,660	731,102
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	5,394	850,850
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	7,698	1,918,726
Synaptics, Inc. (Semiconductors & Equip.)	(a	)	6,663	568,887
TD SYNNEX Corp. (Electronic Equip., Instr. & Comp.)			6,999	657,906
Teradata Corp. (Software)	(a	)	17,043	910,267
Universal Display Corp. (Semiconductors & Equip.)			7,341	1,058,058
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)			21,508	632,335
Vontier Corp. (Electronic Equip., Instr. & Comp.)			26,234	844,997
Wolfspeed, Inc. (Semiconductors & Equip.)	(a	)	20,984	1,166,501
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)			19,051	283,669

				39,861,409

MATERIALS – 7.4%
Alcoa Corp. (Metals & Mining)			30,075	1,020,445
AptarGroup, Inc. (Containers & Packaging)			11,045	1,279,674
Ashland, Inc. (Chemicals)			8,189	711,706
Avient Corp. (Chemicals)			14,432	590,269

Common Stocks (Continued)			Shares	Value

MATERIALS (continued)
Axalta Coating Systems Ltd. (Chemicals)	(a	)	37,346	$1,225,322
Berry Global Group, Inc. (Containers & Packaging)			20,095	1,292,912
Cabot Corp. (Chemicals)			9,465	633,114
Chemours Co. / The (Chemicals)			25,145	927,599
Cleveland-Cliffs, Inc. (Metals & Mining)	(a	)	86,832	1,455,304
Commercial Metals Co. (Metals & Mining)			19,743	1,039,666
Crown Holdings, Inc. (Containers & Packaging)			20,246	1,758,770
Eagle Materials, Inc. (Construction Materials)			6,078	1,133,061
Graphic Packaging Holding Co. (Containers & Packaging)			51,777	1,244,201
Greif, Inc. Class A (Containers & Packaging)			4,372	301,187
Knife River Corp. (Construction Materials)	(a	)	8,582	373,317
Louisiana-Pacific Corp. (Paper & Forest Products)			12,145	910,632
MP Materials Corp. (Metals & Mining)	(a	)	15,571	356,265
NewMarket Corp. (Chemicals)			1,120	450,374
Olin Corp. (Chemicals)			20,268	1,041,573
Reliance Steel & Aluminum Co. (Metals & Mining)			9,911	2,691,729
Royal Gold, Inc. (Metals & Mining)			11,072	1,270,844
RPM International, Inc. (Chemicals)			21,732	1,950,012
Scotts Miracle-Gro Co. / The (Chemicals)			6,900	432,561
Sensient Technologies Corp. (Chemicals)			7,122	506,588
Silgan Holdings, Inc. (Containers & Packaging)			14,125	662,321
Sonoco Products Co. (Containers & Packaging)			16,513	974,597
United States Steel Corp. (Metals & Mining)			38,175	954,757
Westlake Corp. (Chemicals)			5,810	694,121
Worthington Industries, Inc. (Metals & Mining)			5,117	355,478

				28,238,399

REAL ESTATE – 7.5%
Agree Realty Corp. (Retail REITs)			15,711	1,027,342
Apartment Income REIT Corp. (Residential REITs)			25,152	907,736
Brixmor Property Group, Inc. (Retail REITs)			50,666	1,114,652
Corporate Office Properties Trust (Office REITs)			18,968	450,490
Cousins Properties, Inc. (Office REITs)			25,573	583,064
CubeSmart (Specialized REITs)			37,876	1,691,542
EastGroup Properties, Inc. (Industrial REITs)			7,487	1,299,743
EPR Properties (Specialized REITs)			12,691	593,939
First Industrial Realty Trust, Inc. (Industrial REITs)			22,293	1,173,503
Healthcare Realty Trust, Inc. (Health Care REITs)			64,197	1,210,755
Highwoods Properties, Inc. (Office REITs)			17,778	425,072
Independence Realty Trust, Inc. (Residential REITs)			37,816	689,008
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a	)	8,052	1,254,502
Kilroy Realty Corp. (Office REITs)			17,770	534,699
Kite Realty Group Trust (Retail REITs)			36,974	825,999
Lamar Advertising Co. Class A (Specialized REITs)			14,748	1,463,739
Life Storage, Inc. (Specialized REITs)			14,344	1,907,178
Medical Properties Trust, Inc. (Health Care REITs)			100,861	933,973
National Storage Affiliates Trust (Specialized REITs)			13,844	482,187
NNN REIT, Inc. (Retail REITs)			30,695	1,313,439
Omega Healthcare Investors, Inc. (Health Care REITs)			39,507	1,212,470
Park Hotels & Resorts, Inc. (Hotel & Resort REITs)			36,351	466,020
Physicians Realty Trust (Health Care REITs)			40,189	562,244
PotlatchDeltic Corp. (Specialized REITs)			13,472	711,995

83	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)	Shares	Value

REAL ESTATE (continued)
Rayonier, Inc. (Specialized REITs)	24,987	$784,592
Rexford Industrial Realty, Inc. (Industrial REITs)	33,876	1,769,005
Sabra Health Care REIT, Inc. (Health Care REITs)	38,975	458,736
Spirit Realty Capital, Inc. (Retail REITs)	23,820	938,032
STAG Industrial, Inc. (Industrial REITs)	30,239	1,084,975
Vornado Realty Trust (Office REITs)	27,172	492,900

		28,363,531

UTILITIES – 3.4%
ALLETE, Inc. (Electric Utilities)	9,662	560,106
Black Hills Corp. (Multi-Utilities)	11,237	677,142
Essential Utilities, Inc. (Water Utilities)	40,558	1,618,670
Hawaiian Electric Industries, Inc. (Electric Utilities)	18,472	668,686
IDACORP, Inc. (Electric Utilities)	8,531	875,281
National Fuel Gas Co. (Gas Utilities)	15,476	794,847
New Jersey Resources Corp. (Gas Utilities)	16,346	771,531
NorthWestern Corp. (Multi-Utilities)	10,080	572,141
OGE Energy Corp. (Electric Utilities)	33,764	1,212,465

Common Stocks (Continued)			Shares	Value

UTILITIES (continued)
ONE Gas, Inc. (Gas Utilities)			9,337	$717,175
Ormat Technologies, Inc. (Ind. Power & Renewable Elec.)			8,858	712,715
PNM Resources, Inc. (Electric Utilities)			14,470	652,597
Portland General Electric Co. (Electric Utilities).			16,288	762,767
Southwest Gas Holdings, Inc. (Gas Utilities)			11,064	704,224
Spire, Inc. (Gas Utilities)			8,867	562,522
UGI Corp. (Gas Utilities)			35,288	951,717

				12,814,586

Total Common Stocks (Cost $325,162,532)				$384,075,085

U.S. Treasury Obligations – 0.0%	Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	0.000%	09/07/2023	$100,000	$99,059

Total U.S. Treasury Obligations (Cost $99,031)				$99,059

Total Investments – 101.1% (Cost $325,261,563)			(b)	$384,174,144
Liabilities in Excess of Other Assets – (1.1)%			(c)	(4,215,809)

Net Assets – 100.0%				$379,958,335

Percentages are stated as a percent of net assets.

Abbreviations:

REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $216,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	15	September 15, 2023	$3,935,125	$3,966,150	$31,025	$8,633

The accompanying notes are an integral part of these financial statements.

84

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

Performance as of June 30, 2023

Average Annual returns
One year	20.83%
Five years	10.74%
Ten years	13.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 28.01% versus 29.02% for its benchmark, the Russell 1000® Growth Index.

Q. What affected the Portfolio’s performance?

A. Security selection, specifically in Health Care, was the primary source of weakness with adverse performance across life sciences and healthcare providers. This includes positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiration, and the impact to health insurers amid an expected surge in expenses. Sentiment measures detracted, as insights designed to capture analyst sentiment, insights that evaluate institutional investor interest, and measures designed to gauge sentiment from bond markets struggled. Fundamental measures also struggled, with valuation insights tracking company earnings yield and credit conditions declining. Other nontraditional measures of company quality also detracted from performance.

Macro thematic insights helped offset the weakness by capturing the artificial intelligence (“AI”) related market rally. Specifically, industry positioning driven by inventory trends, expectations of a soft economic landing and news sentiment motivated an overweight to select stocks in the Information Technology sector. Further driving exposure to this theme were select fundamental measures, such as insights that evaluate company research expenditures, which contributed through Information Technology positioning. Derivatives had no significant impact on the Portfolio’s performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

85	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	99.1
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	11.8
2.	Microsoft Corp.	10.8
3.	Amazon.com, Inc.	4.9
4.	NVIDIA Corp.	4.9
5.	Meta Platforms, Inc. Class A	3.8
6.	Tesla, Inc.	3.0
7.	Alphabet, Inc. Class C	2.9
8.	Visa, Inc.	2.4
9.	UnitedHealth Group, Inc.	2.1
10.	Mastercard, Inc. Class A	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	43.4
Consumer Discretionary	15.2
Health Care	11.3
Communication Services	10.5
Financials	6.3
Industrials	5.9
Consumer Staples	4.7
Materials	1.2
Real Estate	0.6

99.1

86

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 99.1%			Shares	Value

COMMUNICATION SERVICES – 10.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	72,376	$8,663,407
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	103,018	12,462,088
Electronic Arts, Inc. (Entertainment)			6,473	839,548
Fox Corp. Class A (Media)			67,865	2,307,410
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	58,200	16,702,236
Netflix, Inc. (Entertainment)	(a	)	1,194	525,945
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a	)	25,021	684,074
ROBLOX Corp. Class A (Entertainment)	(a	)	20,707	834,492
Snap, Inc. Class A (Interactive Media & Svs.)	(a	)	166,873	1,975,776
Spotify Technology SA (Entertainment)	(a	)	4,924	790,548

				45,785,524

CONSUMER DISCRETIONARY – 15.2%
Amazon.com, Inc. (Broadline Retail)	(a	)	163,609	21,328,069
AutoNation, Inc. (Specialty Retail)	(a	)	7,924	1,304,370
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			9,889	686,000
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	25,975	1,323,946
Chewy, Inc. Class A (Specialty Retail)	(a	)	11,902	469,772
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	5,403	607,513
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			3,599	601,321
eBay, Inc. (Broadline Retail)			81,811	3,656,134
Five Below, Inc. (Specialty Retail)	(a	)	4,107	807,190
Home Depot, Inc. / The (Specialty Retail)			12,795	3,974,639
Lowe’s Cos., Inc. (Specialty Retail)			11,815	2,666,645
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	11,150	4,220,275
MercadoLibre, Inc. (Broadline Retail)	(a	)	1,997	2,365,646
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			18,316	2,021,537
Starbucks Corp. (Hotels, Restaurants & Leisure)			20,749	2,055,396
Tesla, Inc. (Automobiles)	(a	)	50,681	13,266,765
TJX Cos., Inc. / The (Specialty Retail)			47,656	4,040,752
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			24,354	982,440

				66,378,410

CONSUMER STAPLES – 4.7%
Hershey Co. / The (Food Products)			17,601	4,394,970
Kimberly-Clark Corp. (Household Products)			9,316	1,286,167
PepsiCo, Inc. (Beverages)			43,088	7,980,760
Procter & Gamble Co. / The
(Household Products)			11,068	1,679,458
Walmart, Inc. (Consumer Staples Distribution & Retail)			32,235	5,066,697

				20,408,052

FINANCIALS – 6.3%
American Express Co. (Consumer Finance)			4,498	783,552
Block, Inc. (Financial Services)	(a	)	23,554	1,567,990
Marsh & McLennan Cos., Inc. (Insurance)			13,960	2,625,597
Mastercard, Inc. Class A (Financial Services)			22,898	9,005,783
MetLife, Inc. (Insurance)			12,011	678,982
PayPal Holdings, Inc. (Financial Services)	(a	)	36,435	2,431,307
Visa, Inc. (Financial Services)			43,371	10,299,745

				27,392,956

HEALTH CARE – 11.3%
AbbVie, Inc. (Biotechnology)			13,177	1,775,337
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			34,167	4,108,582

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Amgen, Inc. (Biotechnology)			20,303	$4,507,672
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	87,072	4,709,724
Bristol-Myers Squibb Co. (Pharmaceuticals)			52,732	3,372,211
CVS Health Corp. (Health Care Providers & Svs.)			27,331	1,889,392
Elevance Health, Inc. (Health Care Providers & Svs.)			4,773	2,120,596
Eli Lilly & Co. (Pharmaceuticals)			13,426	6,296,526
Horizon Therapeutics PLC (Biotechnology)	(a	)	3,965	407,800
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	1,397	701,615
Incyte Corp. (Biotechnology)	(a	)	45,826	2,852,669
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	528	692,546
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	13,619	1,284,272
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,766	1,268,942
Stryker Corp. (Health Care Equip. & Supplies)			4,917	1,500,128
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	34,738	1,602,464
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			19,521	9,382,573
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,111	742,882

				49,215,931

INDUSTRIALS – 5.9%
AECOM (Construction & Engineering)			18,764	1,589,123
Allegion PLC (Building Products)			24,248	2,910,245
Automatic Data Processing, Inc. (Professional Svs.)			4,623	1,016,089
Cintas Corp. (Commercial Svs. & Supplies)			4,422	2,198,088
Cummins, Inc. (Machinery)			3,253	797,506
Honeywell International, Inc. (Industrial Conglomerates)			7,127	1,478,853
Illinois Tool Works, Inc. (Machinery)			13,721	3,432,445
Lockheed Martin Corp. (Aerospace & Defense)			8,062	3,711,584
Otis Worldwide Corp. (Machinery)			11,738	1,044,799
Trane Technologies PLC (Building Products)			5,762	1,102,040
Uber Technologies, Inc. (Ground Transportation)	(a	)	16,359	706,218
W.W. Grainger, Inc. (Trading Companies & Distributors)			5,919	4,667,664
Xylem, Inc. (Machinery)			10,971	1,235,554

				25,890,208

INFORMATION TECHNOLOGY – 43.4%
Adobe, Inc. (Software)	(a	)	14,875	7,273,726
Apple, Inc. (Tech. Hardware, Storage & Periph.)			266,211	51,636,948
Applied Materials, Inc. (Semiconductors & Equip.)			55,314	7,995,086
Autodesk, Inc. (Software)	(a	)	11,258	2,303,499
Broadcom, Inc. (Semiconductors & Equip.)			2,458	2,132,143
Cadence Design Systems, Inc. (Software)	(a	)	2,929	686,909
Crowdstrike Holdings, Inc. Class A (Software)	(a	)	6,150	903,251
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)			26,392	1,428,071
Dropbox, Inc. Class A (Software)	(a	)	25,333	675,631
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	102,653	2,837,329
Fortinet, Inc. (Software)	(a	)	45,741	3,457,562
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			169,545	2,848,356
HP, Inc. (Tech. Hardware, Storage & Periph.)			51,492	1,581,319
Intel Corp. (Semiconductors & Equip.)			40,669	1,359,971
Intuit, Inc. (Software)			9,657	4,424,741
KLA Corp. (Semiconductors & Equip.)			1,322	641,196

87	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Lam Research Corp. (Semiconductors & Equip.)		2,191	$1,408,506
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	19,246	1,848,963
Manhattan Associates, Inc. (Software)	(a)	20,764	4,150,308
Micron Technology, Inc. (Semiconductors & Equip.)		26,023	1,642,312
Microsoft Corp. (Software)		138,425	47,139,249
NVIDIA Corp. (Semiconductors & Equip.)		50,131	21,206,416
NXP Semiconductors N.V. (Semiconductors & Equip.)		3,026	619,362
Palo Alto Networks, Inc. (Software)	(a)	5,568	1,422,680
QUALCOMM, Inc. (Semiconductors & Equip.)		21,727	2,586,382
RingCentral, Inc. Class A (Software)	(a)	26,931	881,452
Salesforce, Inc. (Software)	(a)	14,372	3,036,229
ServiceNow, Inc. (Software)	(a)	7,165	4,026,515
Splunk, Inc. (Software)	(a)	8,306	881,184
Synopsys, Inc. (Software)	(a)	4,464	1,943,670
Teradata Corp. (Software)	(a)	27,882	1,489,178
VeriSign, Inc. (IT Svs.)	(a)	9,753	2,203,885
Zoom Video Communications, Inc. Class A (Software)	(a)	8,175	554,919

			189,226,948

Common Stocks (Continued)		Shares	Value

MATERIALS – 1.2%
Ecolab, Inc. (Chemicals)		28,211	$5,266,712

REAL ESTATE – 0.6%
SBA Communications Corp. (Specialized REITs)		10,696	2,478,905
Zillow Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	80	3,936

			2,482,841

Total Common Stocks (Cost $362,512,261)			$432,047,582

Total Investments – 99.1% (Cost $362,512,261)	(b)		$432,047,582
Other Assets in Excess of Liabilities – 0.9%	(c)		4,069,744

Net Assets – 100.0%			$436,117,326

Percentages are stated as a percent of net assets.

Abbreviations:

REITs:   Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $285,600 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	17	September 15, 2023	$5,062,710	$5,214,580	$151,870	$73,266

The accompanying notes are an integral part of these financial statements.

88

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of June 30, 2023

Average Annual returns
One year	3.41%
Five years	7.27%
Since inception (5/1/14)	7.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.88% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmarks during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 6.46% versus 16.89% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index and 45% ICE BofA U.S. Broad Market Index, returned 10.08% for the six-month period ended June 30, 2023.

Q. What affected the Portfolio’s performance?

A. The underperformance was driven primarily by security selection within the equity component and an underweight to equities during the six-month period. The Portfolio’s Risk Management Component also did not enhance the Portfolio’s risk-adjusted return for the period. The Portfolio’s return was 2.5% lower than the Balanced Component (the combined active equity and fixed income components) while the Portfolio’s annualized volatility was similar to the Balanced Component.

The equity component underperformance was driven primarily by security selection within Information Technology and Consumer Discretionary, while sector positioning also detracted, led by an overweight to Health Care. Top contributors in the equity sleeve were an overweight to Fortinet, Inc. and underweights to Pfizer, Inc. and Chevron Corp. The Portfolio’s top three laggards were underweights to Apple, Inc. and NVIDIA Corp. and not holding Tesla, Inc.

While the fixed income component underperformed the primary benchmark, it had a positive impact relative to the fixed income portion of the secondary benchmark, driven by sector positioning. Overweights to agency risk and investment grade corporates were the main drivers of sector outperformance. Security selection also generated outperformance, led by selection in investment grade and non-investment grade corporates. Yield curve positioning was a modest detractor.

The Risk Management Component’s relative underperformance was mainly attributable to losses in options value associated with both premium decay and declines in implied volatilities during the period, as well as the Portfolio having lower average equity exposure, as compared to the Balanced Component, during periods when the equity markets rose. The aggregate impact to the Portfolio’s absolute performance from options for the six-month period was -87 basis points (-0.87%), while the impact from futures was -81 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

89	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	51.9
U.S. Treasury Obligations	15.9
Corporate Bonds (4)	14.0
Asset-Backed / Mortgage-Backed
Securities (4)	6.9
U.S. Government Agency Mortgage-Backed Securities	5.0
Purchased Options	4.9
Sovereign Debt Issues	0.1
Preferred Securities (4)	0.1
Taxable Municipal Bonds	0.0
Rights (4)	0.0
Money Market Funds
Less Net Liabilities	1.2

100.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities, Rights):

% of Net Assets
Financials	18.1
Information Technology	15.7
Health Care	10.9
Consumer Discretionary	6.2
Industrials	5.2
Communication Services	5.0
Consumer Staples	4.7
Energy	2.9
Utilities	2.2
Materials	1.2
Real Estate	0.8

72.9

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.5
2.	U.S. Treasury Note 1.875%, 02/15/2032	2.9
3.	U.S. Treasury Note 3.875%, 11/30/2027	2.8
4.	U.S. Treasury Note 3.250%, 05/15/2042	1.9
5.	Alphabet, Inc. Class C	1.9
6.	Visa, Inc.	1.6
7.	UnitedHealth Group, Inc.	1.5
8.	U.S. Treasury Note 3.625%, 05/31/2028	1.4
9.	S&P 500 Index Call Option, Expiration December 2024, Exercise price $4,300	1.3
10.	Amazon.com, Inc.	1.2

90

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 51.9%			Shares	Value

COMMUNICATION SERVICES – 4.3%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	13,354	$1,598,474
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	177,837	21,512,942
Charter Communications, Inc. Class A (Media)	(a	)	3,531	1,297,183
Comcast Corp. Class A (Media)			60,984	2,533,885
Electronic Arts, Inc. (Entertainment)			21,815	2,829,406
Fox Corp. Class A (Media)			9,847	334,798
Match Group, Inc. (Interactive Media & Svs.)	(a	)	7,769	325,133
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	26,632	7,642,851
Netflix, Inc. (Entertainment)	(a	)	9,386	4,134,439
Trade Desk, Inc. / The Class A (Media)	(a	)	7,739	597,606
Verizon Communications, Inc. (Diversified Telecom. Svs.)			105,974	3,941,173
Walt Disney Co. / The (Entertainment)	(a	)	25,791	2,302,620

				49,050,510

CONSUMER DISCRETIONARY – 4.4%
Amazon.com, Inc. (Broadline Retail)	(a	)	102,369	13,344,823
AutoZone, Inc. (Specialty Retail)	(a	)	1,705	4,251,179
Best Buy Co., Inc. (Specialty Retail)			4,574	374,839
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	497	1,342,064
BorgWarner, Inc. (Automobile Components)			7,025	343,593
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,493	3,193,527
Compass Group PLC – ADR (Hotels, Restaurants & Leisure)			50,487	1,439,889
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			944	318,119
Ferrari N.V. (Automobiles)			5,295	1,721,987
General Motors Co. (Automobiles)			52,368	2,019,310
Home Depot, Inc. / The (Specialty Retail)			20,287	6,301,954
Lennar Corp. Class A (Household Durables)			7,469	935,940
LKQ Corp. (Distributors)			6,240	363,605
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	3,610	1,366,385
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			54,738	6,041,433
NVR, Inc. (Household Durables)	(a	)	122	774,776
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	2,702	2,581,221
Tractor Supply Co. (Specialty Retail)			9,584	2,119,022
V.F. Corp. (Textiles, Apparel & Luxury Goods)			13,495	257,619
Williams-Sonoma, Inc. (Specialty Retail)			2,365	295,956

				49,387,241

CONSUMER STAPLES – 3.6%
Altria Group, Inc. (Tobacco)			44,115	1,998,409
Archer-Daniels-Midland Co. (Food Products)			21,769	1,644,866
BJ’s Wholesale Club Holdings, Inc. (Consumer Staples Distribution & Retail)	(a	)	3,943	248,448
Bunge Ltd. (Food Products)			3,739	352,775
Casey’s General Stores, Inc. (Consumer Staples Distribution & Retail)			1,394	339,969
Clorox Co. / The (Household Products)			5,259	836,391
Coca-Cola Co. / The (Beverages)			42,688	2,570,671
Colgate-Palmolive Co. (Household Products)			19,286	1,485,793
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)			15,008	8,080,007
General Mills, Inc. (Food Products)			18,029	1,382,824
Keurig Dr Pepper, Inc. (Beverages)			30,665	958,895
Kimberly-Clark Corp. (Household Products)			10,262	1,416,772
Koninklijke Ahold Delhaize N.V. – ADR (Consumer Staples Distribution & Retail)			65,680	2,235,747
Kroger Co. / The (Consumer Staples Distribution & Retail)			21,167	994,849
Monster Beverage Corp. (Beverages)	(a	)	132,414	7,605,860
Philip Morris International, Inc. (Tobacco)			25,845	2,522,989
Procter & Gamble Co. / The (Household Products)			5,932	900,122
Sysco Corp. (Consumer Staples Distribution & Retail)			16,966	1,258,877
Tyson Foods, Inc. Class A (Food Products)			14,865	758,710
Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)			27,906	795,042
Walmart, Inc. (Consumer Staples Distribution & Retail)			12,833	2,017,091

				40,405,107

ENERGY – 1.4%
APA Corp. (Oil, Gas & Consumable Fuels)			9,283	317,200
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)			3,987	333,632
Chevron Corp. (Oil, Gas & Consumable Fuels)			2,574	405,019
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			13,008	628,807
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			16,429	1,762,010
Halliburton Co. (Energy Equip. & Svs.)			20,617	680,155
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			26,468	609,293

91	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

ENERGY (continued)
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)			8,102	$308,443
Phillips 66 (Oil, Gas & Consumable Fuels)			17,492	1,668,387
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			6,981	1,446,324
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)			39,547	1,942,549
Shell PLC – ADR (Oil, Gas & Consumable Fuels)			60,153	3,632,038
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			14,938	1,752,227

				15,486,084

FINANCIALS – 6.7%
Ally Financial, Inc. (Consumer Finance)			11,935	322,364
American International Group, Inc. (Insurance)			31,472	1,810,899
Aon PLC Class A (Insurance)			4,115	1,420,498
Bank of New York Mellon Corp. / The (Capital Markets)			29,457	1,311,426
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	8,877	3,027,057
Block, Inc. (Financial Services)	(a	)	20,787	1,383,791
Capital One Financial Corp. (Consumer Finance)			13,304	1,455,058
CBOE Global Markets, Inc. (Capital Markets)			7,484	1,032,867
Everest Re Group Ltd. (Insurance)			5,698	1,947,918
Fidelity National Financial, Inc. (Insurance)			9,134	328,824
Fidelity National Information Services, Inc. (Financial Services)			13,601	743,975
Fiserv, Inc. (Financial Services)	(a	)	15,649	1,974,121
Global Payments, Inc. (Financial Services)			11,017	1,085,395
Goldman Sachs Group, Inc. / The (Capital Markets)			6,822	2,200,368
Houlihan Lokey, Inc. (Capital Markets)			16,094	1,582,201
Jack Henry & Associates, Inc. (Financial Services)			1,758	294,166
JPMorgan Chase & Co. (Banks)			32,565	4,736,254
Loews Corp. (Insurance)			5,868	348,442
LPL Financial Holdings, Inc. (Capital Markets)			5,150	1,119,764
Markel Group, Inc. (Insurance)	(a	)	836	1,156,338
Marsh & McLennan Cos., Inc. (Insurance)			16,249	3,056,112
Mastercard, Inc. Class A (Financial Services)			8,042	3,162,919
MSCI, Inc. (Capital Markets)			6,506	3,053,201
Nasdaq, Inc. (Capital Markets)			25,280	1,260,208
Northern Trust Corp. (Capital Markets)			14,703	1,090,080
PayPal Holdings, Inc. (Financial Services)	(a	)	24,483	1,633,751
Progressive Corp. / The (Insurance)			10,342	1,368,970
S&P Global, Inc. (Capital Markets)			5,681	2,277,456
Selective Insurance Group, Inc. (Insurance)			10,625	1,019,469
State Street Corp. (Capital Markets)			16,779	1,227,887
Synchrony Financial (Consumer Finance)			11,932	404,733
T. Rowe Price Group, Inc. (Capital Markets)			10,763	1,205,671
Truist Financial Corp. (Banks)			52,353	1,588,914
U.S. Bancorp (Banks)			50,869	1,680,712
Unum Group (Insurance)			7,541	359,706
Visa, Inc. (Financial Services)			76,241	18,105,713
W.R. Berkley Corp. (Insurance)			5,844	348,069
Willis Towers Watson PLC (Insurance)			15,421	3,631,645

				75,756,942

HEALTH CARE – 10.5%
Abbott Laboratories (Health Care Equip. & Supplies)			24,968	2,722,011
AbbVie, Inc. (Biotechnology)			33,374	4,496,479
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,143	1,111,491
AmerisourceBergen Corp. (Health Care Providers & Svs.)			10,139	1,951,048
Avantor, Inc. (Life Sciences Tools & Svs.)	(a	)	14,950	307,073
Bristol-Myers Squibb Co. (Pharmaceuticals)			18,385	1,175,721
Cardinal Health, Inc. (Health Care Providers & Svs.)			11,225	1,061,548
Catalent, Inc. (Pharmaceuticals)	(a	)	6,168	267,444
Centene Corp. (Health Care Providers & Svs.)	(a	)	44,263	2,985,539
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a	)	1,499	315,165
Cigna Group / The (Health Care Providers & Svs.)			7,437	2,086,822
CVS Health Corp. (Health Care Providers & Svs.)			29,725	2,054,889
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	74,924	7,067,581
Elevance Health, Inc. (Health Care Providers & Svs.)			4,342	1,929,107
Eli Lilly & Co. (Pharmaceuticals)			15,221	7,138,345
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)			11,964	971,955
Genmab A/S – ADR (Biotechnology)	(a	)	26,508	1,007,569
Gilead Sciences, Inc. (Biotechnology)			25,118	1,935,844
Humana, Inc. (Health Care Providers & Svs.)			2,801	1,252,411
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	14,159	7,111,075

92	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Incyte Corp. (Biotechnology)	(a	)	4,027	$250,681
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	23,051	7,882,059
Johnson & Johnson (Pharmaceuticals)			8,589	1,421,651
McKesson Corp. (Health Care Providers & Svs.)			10,582	4,521,794
Medtronic PLC (Health Care Equip. & Supplies)			26,438	2,329,188
Merck & Co., Inc. (Pharmaceuticals)			44,628	5,149,625
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	2,215	2,905,283
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	2,792	841,062
Pfizer, Inc. (Pharmaceuticals)			79,334	2,909,971
Royalty Pharma PLC Class A (Pharmaceuticals)			9,982	306,847
Teleflex, Inc. (Health Care Equip. & Supplies)			1,280	309,798
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	4,287	348,876
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			1,334	696,015
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			34,831	16,741,172
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	25,218	4,986,355
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	24,237	8,529,243
Viatris, Inc. (Pharmaceuticals)			36,296	362,234
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	8,303	2,213,082
Zoetis, Inc. (Pharmaceuticals)			40,699	7,008,775

				118,662,828

INDUSTRIALS – 4.2%
3M Co. (Industrial Conglomerates)			11,990	1,200,079
AECOM (Construction & Engineering)			14,794	1,252,904
AMETEK, Inc. (Electrical Equip.)			12,878	2,084,691
Automatic Data Processing, Inc. (Professional Svs.)			8,093	1,778,760
Booz Allen Hamilton Holding Corp. (Professional Svs.)			10,306	1,150,150
Builders FirstSource, Inc. (Building Products)	(a	)	3,148	428,128
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			2,670	251,914
Carrier Global Corp. (Building Products)			16,236	807,092
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	61,799	5,636,687
Deere & Co. (Machinery)			2,912	1,179,913
Expeditors International of Washington, Inc. (Air Freight & Logistics)			4,681	567,009
Experian PLC – ADR (Professional Svs.)			43,607	1,667,532
FedEx Corp. (Air Freight & Logistics)			5,430	1,346,097
General Dynamics Corp. (Aerospace & Defense)			5,660	1,217,749
Genpact Ltd. (Professional Svs.)			76,766	2,884,099
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			1,291	293,832
IDEX Corp. (Machinery)			6,139	1,321,481
J.B. Hunt Transport Services, Inc. (Ground Transportation)			1,485	268,829
Jacobs Solutions, Inc. (Professional Svs.)			2,629	312,562
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)			15,532	862,958
L3Harris Technologies, Inc. (Aerospace & Defense)			3,539	692,830
Leidos Holdings, Inc. (Professional Svs.)			3,119	275,969
Lockheed Martin Corp. (Aerospace & Defense)			8,789	4,046,280
Masco Corp. (Building Products)			5,299	304,057
Northrop Grumman Corp. (Aerospace & Defense)			2,802	1,277,152
Otis Worldwide Corp. (Machinery)			20,853	1,856,125
Owens Corning (Building Products)			2,546	332,253
Paychex, Inc. (Professional Svs.)			20,916	2,339,873
Paycom Software, Inc. (Professional Svs.)			7,529	2,418,616
Raytheon Technologies Corp. (Aerospace & Defense)			18,872	1,848,701
RELX PLC – ADR (Professional Svs.)			32,064	1,071,899
Rockwell Automation, Inc. (Electrical Equip.)			1,965	647,369
SS&C Technologies Holdings, Inc. (Professional Svs.)			4,995	302,697
Textron, Inc. (Aerospace & Defense)			4,476	302,712
Trex Co., Inc. (Building Products)	(a	)	16,480	1,080,429
Waste Management, Inc. (Commercial Svs. & Supplies)			6,277	1,088,557
Westinghouse Air Brake Technologies Corp. (Machinery)			5,696	624,680
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a	)	5,735	274,076

				47,296,741

INFORMATION TECHNOLOGY – 14.0%
Adobe, Inc. (Software)	(a	)	16,604	8,119,190
Amdocs Ltd. (IT Svs.)			21,435	2,118,850
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			16,843	1,430,813
Apple, Inc. (Tech. Hardware, Storage & Periph.)			47,755	9,263,037
Arista Networks, Inc. (Communications Equip.)	(a	)	31,649	5,129,037
ASML Holding N.V. (Semiconductors & Equip.)			2,564	1,858,259
Autodesk, Inc. (Software)	(a	)	14,750	3,017,997

93	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Broadcom, Inc. (Semiconductors & Equip.)			7,673	$6,655,790
Cadence Design Systems, Inc. (Software)	(a	)	8,890	2,084,883
CDW Corp. (Electronic Equip., Instr. & Comp.)			5,413	993,286
Cognex Corp. (Electronic Equip., Instr. & Comp.)			17,278	967,914
Cognizant Technology Solutions Corp. Class A (IT Svs.)			20,996	1,370,619
Crowdstrike Holdings, Inc. Class A (Software)	(a	)	8,920	1,310,080
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)			13,426	726,481
DocuSign, Inc. (Software)	(a	)	10,968	560,355
Entegris, Inc. (Semiconductors & Equip.)			12,985	1,438,998
EPAM Systems, Inc. (IT Svs.)	(a	)	5,414	1,216,796
Fortinet, Inc. (Software)	(a	)	121,331	9,171,410
Gen Digital, Inc. (Software)			122,601	2,274,249
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			81,633	1,371,434
Intuit, Inc. (Software)			4,150	1,901,488
KLA Corp. (Semiconductors & Equip.)			1,959	950,154
Manhattan Associates, Inc. (Software)	(a	)	8,844	1,767,739
Microsoft Corp. (Software)			117,419	39,985,866
Motorola Solutions, Inc. (Communications Equip.)			15,619	4,580,740
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			8,763	669,493
Nice Ltd. – ADR (Software)	(a	)	3,806	785,939
NVIDIA Corp. (Semiconductors & Equip.)			24,328	10,291,231
Oracle Corp. (Software)			33,557	3,996,303
PTC, Inc. (Software)	(a	)	10,233	1,456,156
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	6,338	646,666
QUALCOMM, Inc. (Semiconductors & Equip.)			54,973	6,543,986
Roper Technologies, Inc. (Software)			9,905	4,762,324
ServiceNow, Inc. (Software)	(a	)	9,506	5,342,087
Skyworks Solutions, Inc. (Semiconductors & Equip.)			10,935	1,210,395
Synopsys, Inc. (Software)	(a	)	4,737	2,062,537
Texas Instruments, Inc. (Semiconductors & Equip.)			4,132	743,843
Tyler Technologies, Inc. (Software)	(a	)	5,314	2,213,122
VeriSign, Inc. (IT Svs.)	(a	)	13,777	3,113,189
VMware, Inc. Class A (Software)	(a	)	20,369	2,926,822
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	2,954	873,882
Zoom Video Communications, Inc. Class A (Software)	(a	)	9,591	651,037

				158,554,477

MATERIALS – 0.9%
Amcor PLC (Containers & Packaging)			72,714	725,686
Celanese Corp. (Chemicals)			3,200	370,560
Cleveland-Cliffs, Inc. (Metals & Mining)	(a	)	20,467	343,027
Corteva, Inc. (Chemicals)			27,965	1,602,394
Dow, Inc. (Chemicals)			30,493	1,624,057
International Paper Co. (Containers & Packaging)			10,322	328,343
LyondellBasell Industries N.V. Class A (Chemicals)			21,328	1,958,550
Mosaic Co. / The (Chemicals)			8,235	288,225
Packaging Corp. of America (Containers & Packaging)			2,556	337,801
Sherwin-Williams Co. / The (Chemicals)			7,592	2,015,828

				9,594,471

REAL ESTATE – 0.4%
Alexandria Real Estate Equities, Inc. (Office REITs)			2,586	293,485
Boston Properties, Inc. (Office REITs)			4,879	280,982
Camden Property Trust (Residential REITs)			2,366	257,586
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	3,730	301,048
CoStar Group, Inc. (Real Estate Mgmt. & Development)	(a	)	8,163	726,507
Crown Castle, Inc. (Specialized REITs)			6,601	752,118
Equity Residential (Residential REITs)			5,307	350,103
Essex Property Trust, Inc. (Residential REITs)			1,185	277,646
Healthpeak Properties, Inc. (Health Care REITs)			12,017	241,542
Public Storage (Specialized REITs)			2,852	832,442
Simon Property Group, Inc. (Retail REITs)			3,053	352,560
Weyerhaeuser Co. (Specialized REITs)			10,897	365,158

				5,031,177

UTILITIES – 1.5%
Ameren Corp. (Multi-Utilities)			13,488	1,101,565
American Electric Power Co., Inc. (Electric Utilities)			17,638	1,485,120
CenterPoint Energy, Inc. (Multi-Utilities)			56,704	1,652,922
Consolidated Edison, Inc. (Multi-Utilities)			13,034	1,178,274

94	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
Dominion Energy, Inc. (Multi-Utilities)	30,542	$1,581,770
DTE Energy Co. (Multi-Utilities)	10,601	1,166,322
Entergy Corp. (Electric Utilities)	11,200	1,090,544
Essential Utilities, Inc. (Water Utilities)	14,189	566,283
Evergy, Inc. (Electric Utilities)	10,192	595,417
Eversource Energy (Electric Utilities)	15,806	1,120,961
FirstEnergy Corp. (Electric Utilities)	30,229	1,175,303
NextEra Energy, Inc. (Electric Utilities)	13,196	979,143
NiSource, Inc. (Multi-Utilities)	21,696	593,386
Pinnacle West Capital Corp. (Electric Utilities)	7,631	621,621
Xcel Energy, Inc. (Electric Utilities)	24,809	1,542,375

		16,451,006

Total Common Stocks (Cost $511,808,114)		$585,676,584

U.S. Treasury Obligations – 15.9%		Rate	Maturity	Face Amount	Value

U.S. Treasury Bill		0.000%	08/22/2023	$16,630,000	$16,510,703
U.S. Treasury Bill		0.000%	09/19/2023	7,754,900	7,668,175
U.S. Treasury Note		2.250%	11/15/2024	1,865,000	1,790,983
U.S. Treasury Note		2.750%	07/31/2027	6,970,600	6,571,696
U.S. Treasury Note		4.125%	10/31/2027	2,729,700	2,715,412
U.S. Treasury Note		3.875%	11/30/2027	31,496,400	31,049,791
U.S. Treasury Note		3.875%	12/31/2027	1,803,600	1,778,307
U.S. Treasury Note		3.625%	03/31/2028	1,822,600	1,780,168
U.S. Treasury Note		3.500%	04/30/2028	8,572,300	8,329,865
U.S. Treasury Note		3.625%	05/31/2028	16,409,600	16,050,640
U.S. Treasury Note	(b)	1.875%	02/15/2032	37,869,800	32,437,850
U.S. Treasury Note		3.500%	02/15/2033	2,468,600	2,404,571
U.S. Treasury Note		3.375%	05/15/2033	2,513,700	2,424,149
U.S. Treasury Note		1.750%	08/15/2041	2,186,300	1,535,961
U.S. Treasury Note		2.375%	02/15/2042	268,200	208,808
U.S. Treasury Note		3.250%	05/15/2042	24,263,600	21,651,472
U.S. Treasury Note		2.750%	08/15/2042	2,036,600	1,678,127
U.S. Treasury Note		4.000%	11/15/2042	4,422,000	4,393,672
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	905,829
U.S. Treasury Note		2.375%	11/15/2049	338,600	252,826
U.S. Treasury Note		1.250%	05/15/2050	3,709,900	2,086,094
U.S. Treasury Note		1.875%	02/15/2051	263,000	174,145
U.S. Treasury Note		2.375%	05/15/2051	338,200	251,444
U.S. Treasury Note		2.000%	08/15/2051	866,300	590,539
U.S. Treasury Note	(b)	2.250%	02/15/2052	16,994,700	12,281,326
U.S. Treasury Note		2.875%	05/15/2052	1,371,700	1,136,743
U.S. Treasury Note		3.625%	05/15/2053	1,176,900	1,131,111

Total U.S. Treasury Obligations (Cost $191,155,103)					$179,790,407

Corporate Bonds – 14.0%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 0.7%
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	09/15/2059	$ 33,000	$22,975
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.500%	08/15/2030	59,000	49,129
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.750%	02/01/2032	102,000	83,179
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.500%	06/01/2033	209,000	164,125
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	494,902
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	58,287
Cox Communications, Inc. (Diversified Telecom. Svs.)	(c)	5.700%	06/15/2033	282,000	284,411
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	61,382
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	29,003
DISH DBS Corp. (Media)	(c)	5.250%	12/01/2026	1,021,000	819,018
DISH DBS Corp. (Media)	(c)	5.750%	12/01/2028	158,000	117,518
Entegris Escrow Corp. (Media)	(c)	4.750%	04/15/2029	209,000	194,020
Fox Corp. (Media)		5.576%	01/25/2049	1,068,000	999,939
Globo Comunicacao e Participacoes SA (Media)		4.875%	01/22/2030	794,000	632,233
Interpublic Group of Cos., Inc. / The (Media)		5.375%	06/15/2033	544,000	538,290
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(c)	3.875%	11/15/2029	309,000	245,876
Meta Platforms, Inc. (Interactive Media & Svs.)		4.950%	05/15/2033	410,000	409,683
Netflix, Inc. (Entertainment)		5.875%	11/15/2028	310,000	320,169
Tencent Holdings Ltd. (Interactive Media & Svs.)	(c)	3.240%	06/03/2050	201,000	131,824
Time Warner Cable LLC (Media)		7.300%	07/01/2038	811,000	826,466

95	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES (continued)
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	$ 70,000	$64,872
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	399,000	367,586
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.050%	07/15/2033	272,000	267,076
Warnermedia Holdings, Inc. (Media)		4.279%	03/15/2032	1,122,000	995,074

					8,177,037

CONSUMER DISCRETIONARY – 1.8%
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,335,000	1,137,456
Alibaba Group Holding Ltd. (Broadline Retail)		2.125%	02/09/2031	200,000	162,840
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	280,126
AutoZone, Inc. (Specialty Retail)		1.650%	01/15/2031	1,010,000	788,158
Bath & Body Works, Inc. (Specialty Retail)	(c)	6.625%	10/01/2030	995,000	960,561
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	1,302,000	1,268,619
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(c)	7.000%	02/15/2030	235,000	235,996
Carnival Corp. (Hotels, Restaurants & Leisure)	(c)	4.000%	08/01/2028	237,000	210,105
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op (Hotels, Restaurants & Leisure)		5.375%	04/15/2027	1,000,000	950,763
Cooperatieve Rabobank UA (Rate is fixed until 02/28/2028, at which point, the rate becomes H15T1Y + 140) (Household Durables)	(c)(d)	5.564%	02/28/2029	1,027,000	1,013,287
Ford Motor Co. (Automobiles)		6.100%	08/19/2032	441,000	427,398
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	79,540
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	89,077
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	111,149
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	261,543
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		3.250%	01/15/2032	2,123,000	1,714,139
Jaguar Land Rover Automotive PLC (Automobiles)	(c)	5.500%	07/15/2029	1,227,000	1,046,892
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	1,829,000	1,631,945
LKQ Corp. (Distributors)	(c)	5.750%	06/15/2028	520,000	518,309
LKQ Corp. (Distributors)	(c)	6.250%	06/15/2033	305,000	307,299
Lowe’s Cos., Inc. (Specialty Retail)		5.800%	09/15/2062	640,000	632,951
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	1,264,000	1,266,381
Mattel, Inc. (Leisure Products)	(c)	3.375%	04/01/2026	128,000	117,785
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	258,940
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	1,700,000	1,507,727
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	70,976
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	1,150,000	1,037,232
Nissan Motor Co. Ltd. (Automobiles)	(c)	4.345%	09/17/2027	430,000	391,087
Prosus N.V. (Broadline Retail)	(c)	3.257%	01/19/2027	629,000	568,480
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	273,589
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(c)	8.250%	01/15/2029	416,000	436,739
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(c)	5.625%	08/26/2028	292,000	254,770
ZF North America Capital, Inc. (Automobile Components)	(c)	6.875%	04/14/2028	410,000	415,201
ZF North America Capital, Inc. (Automobile Components)	(c)	7.125%	04/14/2030	205,000	208,496

					20,635,556

CONSUMER STAPLES – 1.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(c)	3.500%	03/15/2029	156,000	135,040
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(c)	4.875%	02/15/2030	971,000	896,447
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	(c)	2.950%	01/25/2030	77,000	66,139
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	1,934,000	1,706,614
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	1,460,000	1,251,243
B.A.T. Capital Corp. (Tobacco)		7.750%	10/19/2032	189,000	207,997
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	109,810
Cargill, Inc. (Food Products)	(c)	1.375%	07/23/2023	77,000	76,847
Cargill, Inc. (Food Products)	(c)	2.125%	04/23/2030	1,301,000	1,089,110
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	1,376,000	1,326,551
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	171,718
MARB BondCo PLC (Food Products)		3.950%	01/29/2031	1,483,000	1,061,619
Mars, Inc. (Food Products)	(c)	2.700%	04/01/2025	113,000	107,944
Mondelez International Holdings Netherlands BV (Food Products)	(c)	2.250%	09/19/2024	249,000	238,215
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	19,000	16,679
Natura Cosmeticos SA (Personal Care Products)		4.125%	05/03/2028	563,000	487,036
Natura Cosmeticos SA (Personal Care Products)	(c)	4.125%	05/03/2028	230,000	198,967
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	54,037
Philip Morris International, Inc. (Tobacco)		5.000%	11/17/2025	602,000	598,897
Philip Morris International, Inc. (Tobacco)		4.875%	02/13/2026	496,000	492,490
Philip Morris International, Inc. (Tobacco)		5.625%	11/17/2029	109,000	111,064
Philip Morris International, Inc. (Tobacco)		5.375%	02/15/2033	999,000	996,799

96	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER STAPLES (continued)
Pilgrim’s Pride Corp. (Food Products)	(c)	5.875%	09/30/2027	$ 347,000	$342,837
Pilgrim’s Pride Corp. (Food Products)		4.250%	04/15/2031	1,000,000	857,550
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	62,918
Sysco Corp. (Consumer Staples Distribution & Retail)		2.400%	02/15/2030	72,000	61,324

					12,725,892

ENERGY – 1.5%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.250%	01/15/2030	1,000,000	890,700
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		4.893%	09/11/2033	571,000	565,104
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	1,333,000	909,655
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.850%	02/01/2035	860,000	835,146
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	504,316
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	5.750%	01/15/2031	1,582,000	1,503,940
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	2.875%	04/01/2032	218,000	167,490
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	183,529
Ecopetrol SA (Oil, Gas & Consumable Fuels)		8.625%	01/19/2029	575,000	576,323
EQT Corp. (Oil, Gas & Consumable Fuels)		7.000%	02/01/2030	1,013,000	1,060,641
GNL Quintero SA (Oil, Gas & Consumable Fuels)		4.634%	07/31/2029	686,790	667,904
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	1,806,000	1,732,126
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.800%	03/15/2032	1,193,000	1,234,176
Oleoducto Central SA (Oil, Gas & Consumable Fuels)	(c)	4.000%	07/14/2027	207,000	181,340
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		6.125%	02/01/2041	975,000	940,596
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	130,803
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.100%	11/15/2032	37,000	37,642
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.375%	11/01/2031	985,000	1,056,316
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.550%	12/15/2029	136,000	119,842
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	1,561,000	1,656,267
Var Energi ASA (Oil, Gas & Consumable Fuels)	(c)	7.500%	01/15/2028	636,000	653,636
Var Energi ASA (Oil, Gas & Consumable Fuels)	(c)	8.000%	11/15/2032	784,000	829,480

					16,436,972

FINANCIALS – 4.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		6.500%	07/15/2025	271,000	272,340
AIB Group PLC (Rate is fixed until 04/10/2024, at which point, the rate becomes QL + 187) (Banks)	(c)(d)(e)	4.263%	04/10/2025	448,000	437,730
AIB Group PLC (Rate is fixed until 10/14/2025, at which point, the rate becomes SOFR + 346) (Banks)	(c)(d)	7.583%	10/14/2026	1,267,000	1,286,954
Ally Financial, Inc. (Rate is fixed until 06/13/2028, at which point, the rate becomes SOFR + 326) (Consumer Finance)	(d)	6.992%	06/13/2029	573,000	565,840
Argentum Netherlands BV for Swiss Re Ltd. (Rate is fixed until 08/15/2025, at which point, the rate becomes QL + 359) (Insurance)	(d)(e)	5.750%	08/15/2050	1,500,000	1,442,025
Aviation Capital Group LLC (Financial Services)	(c)	4.375%	01/30/2024	50,000	49,182
Aviation Capital Group LLC (Financial Services)	(c)	5.500%	12/15/2024	114,000	111,588
Aviation Capital Group LLC (Financial Services)	(c)	4.125%	08/01/2025	3,000	2,802
Aviation Capital Group LLC (Financial Services)	(c)	4.875%	10/01/2025	57,000	54,382
Aviation Capital Group LLC (Financial Services)	(c)	1.950%	01/30/2026	181,000	161,211
Aviation Capital Group LLC (Financial Services)	(c)	1.950%	09/20/2026	2,008,000	1,739,932
Aviation Capital Group LLC (Financial Services)	(c)	3.500%	11/01/2027	50,000	44,157
Aviation Capital Group LLC (Financial Services)	(c)	6.375%	07/15/2030	70,000	69,413
Banco de Credito del Peru SA (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(c)(d)	3.125%	07/01/2030	244,000	223,980
Banco Santander SA (Rate is fixed until 03/24/2027, at which point, the rate becomes H15T1Y + 200) (Banks)	(d)	4.175%	03/24/2028	1,800,000	1,684,987
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes TSFR3M + 133) (Banks)	(d)	3.970%	03/05/2029	177,000	165,713
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(d)	2.592%	04/29/2031	1,441,000	1,209,772
Bank of Ireland Group PLC (Rate is fixed until 09/16/2025, at which point, the rate becomes H15T1Y + 265) (Banks)	(c)(d)	6.253%	09/16/2026	354,000	351,211
Barclays PLC (Rate is fixed until 11/02/2027, at which point, the rate becomes H15T1Y + 330) (Banks)	(d)	7.385%	11/02/2028	396,000	412,476
Barclays PLC (Rate is fixed until 05/09/2033, at which point, the rate becomes SOFR + 298) (Banks)	(d)	6.224%	05/09/2034	453,000	451,204
BNP Paribas SA (Rate is fixed until 02/25/2031, at which point, the rate becomes H15T5Y + 334) (Banks)	(d)	4.625%	Perpetual	877,000	625,959
BNP Paribas SA (Rate is fixed until 08/19/2025, at which point, the rate becomes USSW5 + 515) (Banks)	(d)	7.375%	Perpetual	200,000	193,915
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes TSFR3M + 137) (Banks)	(c)(d)	2.819%	11/19/2025	2,170,000	2,069,075

97	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(c)(d)	3.052%	01/13/2031	$ 333,000	$284,423
Capital One Financial Corp. (Rate is fixed until 03/01/2029, at which point, the rate becomes SOFR + 179) (Consumer Finance)	(d)	3.273%	03/01/2030	1,651,000	1,401,829
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes TSFR3M + 145) (Banks)	(d)	4.075%	04/23/2029	212,000	199,564
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes TSFR3M + 160) (Banks)	(d)	3.980%	03/20/2030	145,000	134,072
Cloverie PLC for Zurich Insurance Co. Ltd. (Rate is fixed until 06/24/2026, at which point, the rate becomes QL + 492) (Insurance)	(d)(e)	5.625%	06/24/2046	1,116,000	1,096,224
Cooperatieve Rabobank UA (Rate is fixed until 04/10/2024, at which point, the rate becomes USSW5 + 189) (Banks)	(d)	4.000%	04/10/2029	1,000,000	971,884
Danske Bank A/S (Rate is fixed until 04/01/2027, at which point, the rate becomes H15T1Y + 175) (Banks)	(c)(d)	4.298%	04/01/2028	1,829,000	1,707,275
Deutsche Bank AG (Rate is fixed until 07/14/2025, at which point, the rate becomes SOFR + 319) (Banks)	(d)	6.119%	07/14/2026	256,000	253,150
Deutsche Bank AG (Rate is fixed until 01/07/2027, at which point, the rate becomes SOFR + 132) (Banks)	(d)	2.552%	01/07/2028	204,000	176,890
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	94,909
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	10/15/2028	1,366,000	1,156,587
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	04/06/2029	126,000	115,631
Global Payments, Inc. (Financial Services)		3.200%	08/15/2029	75,000	65,189
Global Payments, Inc. (Financial Services)		5.400%	08/15/2032	544,000	530,094
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	3.050%	02/14/2027	912,000	817,394
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	6.500%	03/10/2028	153,000	153,047
HSBC Holdings PLC (Rate is fixed until 11/03/2025, at which point, the rate becomes SOFR + 303) (Banks)	(d)	7.336%	11/03/2026	371,000	381,890
HSBC Holdings PLC (Rate is fixed until 03/13/2027, at which point, the rate becomes TSFR3M + 181) (Banks)	(d)	4.041%	03/13/2028	265,000	248,176
HSBC Holdings PLC (Rate is fixed until 11/03/2027, at which point, the rate becomes SOFR + 335) (Banks)	(d)	7.390%	11/03/2028	682,000	719,771
HSBC Holdings PLC (Rate is fixed until 05/24/2031, at which point, the rate becomes SOFR + 119) (Banks)	(d)	2.804%	05/24/2032	334,000	270,142
HSBC Holdings PLC (Rate is fixed until 11/03/2032, at which point, the rate becomes SOFR + 425) (Banks)	(d)	8.113%	11/03/2033	781,000	866,997
ING Bank N.V. (Banks)	(c)	5.800%	09/25/2023	1,306,000	1,303,158
Intesa Sanpaolo SpA (Banks)	(c)	7.000%	11/21/2025	256,000	258,344
KBC Group N.V. (Rate is fixed until 01/19/2028, at which point, the rate becomes H15T1Y + 210) (Banks)	(c)(d)	5.796%	01/19/2029	336,000	333,663
Lloyds Banking Group PLC (Rate is fixed until 06/27/2024, at which point, the rate becomes USSW5 + 476) (Banks)	(d)	7.500%	Perpetual	806,000	769,931
Lloyds Banking Group PLC (Rate is fixed until 03/06/2028, at which point, the rate becomes H15T1Y + 170) (Banks)	(d)	5.871%	03/06/2029	331,000	328,204
Lloyds Banking Group PLC (Rate is fixed until 11/15/2032, at which point, the rate becomes H15T1Y + 375) (Banks)	(d)	7.953%	11/15/2033	611,000	662,858
Magyar Export-Import Bank Zrt (Banks)	(c)	6.125%	12/04/2027	825,000	816,753
Mastercard, Inc. (Financial Services)		3.350%	03/26/2030	1,713,000	1,596,272
Mizuho Financial Group, Inc. (Rate is fixed until 09/13/2029, at which point, the rate becomes SOFR + 157) (Banks)	(d)	2.869%	09/13/2030	1,261,000	1,066,928
Mizuho Financial Group, Inc. (Rate is fixed until 05/27/2030, at which point, the rate becomes H15T1Y + 165) (Banks)	(d)	5.739%	05/27/2031	1,027,000	1,025,420
Nationwide Building Society (Financial Services)	(c)	4.000%	09/14/2026	1,299,000	1,192,793
Nationwide Building Society (Rate is fixed until 02/16/2027, at which point, the rate becomes SOFR + 129) (Financial Services)	(c)(d)	2.972%	02/16/2028	368,000	330,543
NatWest Group PLC (Rate is fixed until 03/22/2024, at which point, the rate becomes QL + 176) (Banks)	(d)(e)	4.269%	03/22/2025	560,000	550,072
Nomura Holdings, Inc. (Capital Markets)		2.999%	01/22/2032	1,330,000	1,077,649
PayPal Holdings, Inc. (Financial Services)		2.850%	10/01/2029	1,440,000	1,276,917
PNC Financial Services Group, Inc. / The (Rate is fixed until 01/24/2033, at which point, the rate becomes SOFR + 193) (Banks)	(d)	5.068%	01/24/2034	230,000	220,561
Santander Holdings U.S.A., Inc. (Rate is fixed until 01/06/2027, at which point, the rate becomes SOFR + 125) (Banks)	(d)	2.490%	01/06/2028	1,365,000	1,178,924
Santander U.K. Group Holdings PLC (Rate is fixed until 01/11/2027, at which point, the rate becomes SOFR + 122) (Banks)	(d)	2.469%	01/11/2028	1,374,000	1,199,478
Societe Generale SA (Rate is fixed until 01/12/2026, at which point, the rate becomes H15T1Y + 230) (Banks)	(c)(d)	6.447%	01/12/2027	325,000	324,239
Societe Generale SA (Rate is fixed until 01/19/2027, at which point, the rate becomes H15T1Y + 130) (Banks)	(c)(d)	2.797%	01/19/2028	380,000	336,569

98	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Standard Chartered PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes H15T1Y + 165) (Banks)	(c)(d)	3.971%	03/30/2026	$1,839,000	$1,757,550
Swedbank AB (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 413) (Banks)	(d)	5.625%	Perpetual	200,000	188,000
Swiss Re Finance Luxembourg SA (Rate is fixed until 04/02/2029, at which point, the rate becomes H15T5Y + 358) (Insurance)	(d)	5.000%	04/02/2049	200,000	191,000
Synchrony Financial (Consumer Finance)		4.875%	06/13/2025	696,000	661,334
Synchrony Financial (Consumer Finance)		3.950%	12/01/2027	720,000	627,263
Trane Technologies Financing Ltd. (Consumer Finance)		5.250%	03/03/2033	241,000	243,996
Truist Financial Corp. (Banks)		1.950%	06/05/2030	133,000	105,674
Truist Financial Corp. (Rate is fixed until 01/26/2033, at which point, the rate becomes SOFR + 185) (Banks)	(d)	5.122%	01/26/2034	644,000	610,269
UBS Group AG (Rate is fixed until 05/12/2025, at which point, the rate becomes H15T1Y + 155) (Capital Markets)	(c)(d)	4.488%	05/12/2026	267,000	258,127
UBS Group AG (Rate is fixed until 06/05/2025, at which point, the rate becomes SOFR + 204) (Capital Markets)	(c)(d)	2.193%	06/05/2026	1,445,000	1,325,020
UBS Group AG (Rate is fixed until 07/15/2025, at which point, the rate becomes SOFR + 334) (Capital Markets)	(c)(d)	6.373%	07/15/2026	753,000	748,244
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(c)(d)	3.127%	06/03/2032	200,000	157,720
Visa, Inc. (Financial Services)		1.900%	04/15/2027	452,000	412,081
Visa, Inc. (Financial Services)		2.050%	04/15/2030	220,000	188,416
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes TSFR3M + 143) (Banks)	(d)	2.879%	10/30/2030	298,000	257,378
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes TSFR3M + 403) (Banks)	(d)	4.478%	04/04/2031	2,033,000	1,932,972

					50,785,306

HEALTH CARE – 0.4%
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	158,313
Amgen, Inc. (Biotechnology)		3.350%	02/22/2032	159,000	140,109
Bayer U.S. Finance II LLC (Pharmaceuticals)	(c)	5.500%	07/30/2035	879,000	865,367
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	624,000	579,607
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	346,084
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	182,201
Cigna Group / The (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	39,974
Cigna Group / The (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	56,999
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	30,935
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	123,540
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	62,484
Medline Borrower LP (Health Care Equip. & Supplies)	(c)	3.875%	04/01/2029	240,000	208,575
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	1,080,000	960,052

					3,754,240

INDUSTRIALS – 0.9%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	28,000	25,901
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	13,843
Air Lease Corp. (Trading Companies & Distributors)		2.100%	09/01/2028	107,000	88,878
Air Lease Corp. (Trading Companies & Distributors)		4.625%	10/01/2028	883,000	829,919
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	56,437
Aircastle Ltd. (Trading Companies & Distributors)	(c)	5.250%	08/11/2025	1,269,000	1,226,302
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	19,777
Aircastle Ltd. (Trading Companies & Distributors)	(c)	2.850%	01/26/2028	332,000	282,330
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	21,000	19,861
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	26,000	23,693
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Passenger Airlines)	(c)	4.500%	10/20/2025	715,881	700,267
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Passenger Airlines)	(c)	4.750%	10/20/2028	156,000	151,428
Embraer Netherlands Finance B.V. (Aerospace & Defense)	(c)	6.950%	01/17/2028	422,000	419,758
ENA Master Trust (Transportation Infrastructure)	(c)	4.000%	05/19/2048	203,000	151,833
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	1,138,000	1,083,822
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	136,753
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	206,966
ERAC U.S.A. Finance LLC (Ground Transportation)	(c)	4.600%	05/01/2028	395,000	383,580
ERAC U.S.A. Finance LLC (Ground Transportation)	(c)	4.900%	05/01/2033	614,000	599,971
Flowserve Corp. (Machinery)		2.800%	01/15/2032	1,801,000	1,435,093
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	197,113
Regal Rexnord Corp. (Electrical Equip.)	(c)	6.050%	02/15/2026	824,000	825,046
RELX Capital, Inc. (Professional Svs.)		4.750%	05/20/2032	65,000	63,769
Verisk Analytics, Inc. (Professional Svs.)		5.750%	04/01/2033	396,000	414,570

99	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	$1,125,000	$1,109,902
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	42,711

					10,509,523

INFORMATION TECHNOLOGY – 1.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		1.250%	08/20/2030	1,070,000	868,725
Apple, Inc. (Tech. Hardware, Storage & Periph.)		4.100%	08/08/2062	663,000	580,356
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.000%	04/15/2029	36,000	33,250
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	1,143,000	1,051,616
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.150%	04/15/2032	123,000	111,410
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.926%	05/15/2037	180,000	162,901
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	1,196,000	1,096,889
HP, Inc. (Tech. Hardware, Storage & Periph.)		5.500%	01/15/2033	1,119,000	1,099,011
Infor, Inc. (Software)	(c)	1.750%	07/15/2025	1,696,000	1,548,529
Kyndryl Holdings, Inc. (IT Svs.)		2.050%	10/15/2026	2,046,000	1,765,516
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	816,000	787,439
Lenovo Group Ltd. (Tech. Hardware, Storage & Periph.)		5.831%	01/27/2028	828,000	826,242
Lenovo Group Ltd. (Tech. Hardware, Storage & Periph.)		6.536%	07/27/2032	206,000	207,835
Micron Technology, Inc. (Semiconductors & Equip.)		6.750%	11/01/2029	1,089,000	1,132,006
NXP B.V. / NXP Funding LLC (Semiconductors & Equip.)		5.550%	12/01/2028	125,000	125,775
Oracle Corp. (Software)		2.950%	04/01/2030	1,796,000	1,567,667
Oracle Corp. (Software)		2.875%	03/25/2031	225,000	192,085
Oracle Corp. (Software)		3.900%	05/15/2035	1,039,000	896,505
Oracle Corp. (Software)		3.600%	04/01/2040	134,000	103,663
Oracle Corp. (Software)		5.375%	07/15/2040	43,000	41,037
Oracle Corp. (Software)		3.650%	03/25/2041	77,000	59,323
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(c)	8.250%	12/15/2029	436,000	455,389
SK Hynix, Inc. (Semiconductors & Equip.)	(c)	2.375%	01/19/2031	304,000	234,509
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3.000%	06/01/2031	1,331,000	1,075,191
VMware, Inc. (Software)		4.500%	05/15/2025	954,000	934,333
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	284,677
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2.850%	02/01/2029	1,595,000	1,274,355
Workday, Inc. (Software)		3.700%	04/01/2029	42,000	38,949
Workday, Inc. (Software)		3.800%	04/01/2032	1,100,000	990,300

					19,545,483

MATERIALS – 0.3%
CSN Resources SA (Metals & Mining)		5.875%	04/08/2032	787,000	633,980
Freeport Indonesia PT (Metals & Mining)	(c)	4.763%	04/14/2027	749,000	722,908
Freeport Indonesia PT (Metals & Mining)		4.763%	04/14/2027	350,000	337,807
Glencore Funding LLC (Metals & Mining)	(c)	5.400%	05/08/2028	472,000	467,354
Stillwater Mining Co. (Metals & Mining)	(c)	4.000%	11/16/2026	300,000	266,640
Volcan Cia Minera S.A.A. (Metals & Mining)	(c)	4.375%	02/11/2026	31,000	23,055
W.R. Grace Holdings LLC (Chemicals)	(c)	4.875%	06/15/2027	551,000	511,015

					2,962,759

REAL ESTATE – 0.4%
American Tower Corp. (Specialized REITs)		3.650%	03/15/2027	138,000	129,188
American Tower Corp. (Specialized REITs)		3.800%	08/15/2029	1,455,000	1,327,374
American Tower Corp. (Specialized REITs)		4.050%	03/15/2032	70,000	63,742
Crown Castle, Inc. (Specialized REITs)		4.300%	02/15/2029	154,000	144,790
Crown Castle, Inc. (Specialized REITs)		3.100%	11/15/2029	279,000	242,923
Crown Castle, Inc. (Specialized REITs)		3.300%	07/01/2030	67,000	59,180
Equinix, Inc. (Specialized REITs)		3.200%	11/18/2029	1,689,000	1,482,813
Vornado Realty LP (Office REITs)		3.400%	06/01/2031	1,326,000	959,678

					4,409,688

UTILITIES – 0.7%
AES Panama Generation Holdings SRL (Electric Utilities)	(c)	4.375%	05/31/2030	282,449	241,140
AES Panama Generation Holdings SRL (Electric Utilities)		4.375%	05/31/2030	238,842	203,912
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	597,000
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	1,002,000	875,837
Chile Electricity PEC SpA (Electric Utilities)	(c)	0.000%	01/25/2028	244,000	186,587
Comision Federal de Electricidad (Electric Utilities)	(c)	4.688%	05/15/2029	221,000	198,427
Duke Energy Carolinas NC Storm Funding LLC (Electric Utilities)		2.617%	07/01/2041	200,000	146,959
Electricite de France SA (Rate is fixed until 06/15/2033, at which point, the rate becomes H15T5Y + 541) (Electric Utilities)	(c)(d)	9.125%	Perpetual	253,000	259,446
Enel Chile SA (Electric Utilities)		4.875%	06/12/2028	688,000	661,465
Enel Finance International N.V. (Electric Utilities)	(c)	7.500%	10/14/2032	800,000	886,976
Engie Energia Chile SA (Electric Utilities)		3.400%	01/28/2030	673,000	560,726

100	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES (continued)
NRG Energy, Inc. (Electric Utilities)	(c)	3.750%	06/15/2024	$ 308,000	$297,639
NRG Energy, Inc. (Electric Utilities)	(c)	7.000%	03/15/2033	760,000	766,297
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	1,164,000	1,099,119
Pacific Gas and Electric Co. (Electric Utilities)		4.400%	03/01/2032	985,000	852,980

					7,834,510

Total Corporate Bonds (Cost $165,349,459)					$157,776,966

Asset-Backed / Mortgage-Backed Securities – 6.9%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 0.0%
Domino’s Pizza Master Issuer LLC 2021-1A A2I	(c)	2.662%	04/25/2051	$ 172,480	$146,214
Great Wolf Trust 2019-WOLF C	(c)	TSFR1M + 175	12/15/2036	79,000	77,504
Hardee’s Funding LLC 2018-1A A23	(c)	5.710%	06/20/2048	127,281	114,027
Hardee’s Funding LLC 2020-1A A2	(c)	3.981%	12/20/2050	131,665	112,058

					449,803

FINANCIALS – 6.8%
AB Issuer LLC 2021-1 A2	(c)	3.734%	07/30/2051	316,000	259,815
ACM Auto Trust 2023-1A A	(c)	6.610%	01/22/2030	736,455	735,428
Affirm Asset Securitization Trust 2021-Z1 A	(c)	1.070%	08/15/2025	46,899	45,579
Affirm Asset Securitization Trust 2021-Z2 A	(c)	1.170%	11/16/2026	33,005	31,832
AGL CLO 2021-12A D	(c)(e)	QL + 285	07/20/2034	250,000	233,808
AGL CLO 10 Ltd. 2021-10A A	(c)(e)	QL + 113	04/15/2034	600,000	589,548
American Credit Acceptance Receivables Trust 2022-3 A	(c)	4.120%	02/13/2026	337,910	336,772
American Credit Acceptance Receivables Trust 2023-1 A	(c)	5.450%	09/14/2026	706,762	703,608
Amur Equipment Finance Receivables XI LLC 2022-2A A2	(c)	5.300%	06/21/2028	423,764	419,821
AREIT 2022-CRE6 A	(c)	SOFR30A + 125	01/20/2037	483,367	471,856
Atalaya Equipment Leasing Trust 2021-1A C	(c)	2.690%	06/15/2028	300,000	281,172
Avant Loans Funding Trust 2021-REV1 A	(c)	1.210%	07/15/2030	441,000	433,512
Bain Capital Credit CLO 2021-4A D	(c)(e)	QL + 310	10/20/2034	250,000	226,169
Balboa Bay Loan Funding 2020-1A AR	(c)(e)	QL + 112	01/20/2032	1,500,000	1,480,450
Balboa Bay Loan Funding 2021-1A D	(c)(e)	QL + 305	07/20/2034	307,948	268,118
Ballyrock CLO 15 Ltd. 2021-1A C	(c)(e)	QL + 310	04/15/2034	250,000	236,879
Ballyrock CLO 16 Ltd. 2021-16A C	(c)(e)	QL + 290	07/20/2034	250,000	233,596
Ballyrock CLO 17 Ltd. 2021-17A A1A	(c)(e)	QL + 115	10/20/2034	1,000,000	982,211
Ballyrock CLO 17 Ltd. 2021-17A C	(c)(e)	QL + 305	10/20/2034	250,000	235,448
Battalion CLO 17 Ltd. 2021-17A A1	(c)(e)	QL + 126	03/09/2034	600,000	587,508
BBCMS 2020-BID A	(c)(e)	ML + 214	10/15/2037	301,000	282,586
Bellemeade RE 2021-3A A2	(c)	SOFR30A + 100	09/25/2031	286,223	279,774
Bellemeade Re 2022-1 M1C	(c)	SOFR30A + 370	01/26/2032	327,948	317,006
Bellemeade Re 2022-2 M1A	(c)	SOFR30A + 400	09/27/2032	959,476	979,911
BFLD Trust 2021-FPM A	(c)(e)	ML + 160	06/15/2038	462,000	439,301
BX Commercial Mortgage Trust 2019-IMC E	(c)(e)	ML + 215	04/15/2034	320,787	311,671
Cajun Global LLC 2021-1 A2	(c)	3.931%	11/20/2051	60,605	51,586
Carvana Auto Receivables Trust 2021-N3 C		1.020%	06/12/2028	55,132	52,065
Carvana Auto Receivables Trust 2021-N4 D		2.300%	09/11/2028	128,000	120,294
CIFC Funding 2020-4A A	(c)(e)	QL + 132	01/15/2034	260,000	257,109
CNH Equipment Trust 2022-C A2		5.420%	07/15/2026	1,014,000	1,010,822
College Ave Student Loans 2021-C C	(c)	3.060%	07/26/2055	136,800	113,000
COMM 2015-LC23 C		4.698%	10/10/2048	100,000	89,351
Connecticut Avenue Securities Trust 2019-R02 1M2	(c)(e)	ML + 230	08/25/2031	1,058	1,058
Connecticut Avenue Securities Trust 2019-R03 1M2	(c)(e)	ML + 215	09/25/2031	4,907	4,913
Connecticut Avenue Securities Trust 2019-R04 2B1	(c)(e)	ML + 525	06/25/2039	812,534	856,720
Connecticut Avenue Securities Trust 2019-R06 2B1	(c)(e)	ML + 375	09/25/2039	966,570	984,784
Connecticut Avenue Securities Trust 2019-R07 1M2	(c)(e)	ML + 210	10/25/2039	11,193	11,210
Connecticut Avenue Securities Trust 2020-R02 2M2	(c)(e)	ML + 200	01/25/2040	89,831	89,918
Connecticut Avenue Securities Trust 2021-R01 1M2	(c)	SOFR30A + 155	10/25/2041	462,831	453,593
Connecticut Avenue Securities Trust 2021-R03 1M2	(c)	SOFR30A + 165	12/25/2041	117,550	113,740
Connecticut Avenue Securities Trust 2022-R01 1B1	(c)	SOFR30A + 315	12/25/2041	305,277	299,935
Connecticut Avenue Securities Trust 2022-R02 2M1	(c)	SOFR30A + 120	01/25/2042	244,798	243,526
Connecticut Avenue Securities Trust 2022-R02 2M2	(c)	SOFR30A + 300	01/25/2042	960,000	951,322
Connecticut Avenue Securities Trust 2022-R03 1M1	(c)	SOFR30A + 210	03/25/2042	1,090,108	1,094,282
Connecticut Avenue Securities Trust 2022-R03 1M2	(c)	SOFR30A + 350	03/25/2042	253,631	258,851
Connecticut Avenue Securities Trust 2022-R04 1M2	(c)	SOFR30A + 310	03/25/2042	63,262	63,886
Connecticut Avenue Securities Trust 2022-R05 2M2	(c)	SOFR30A + 300	04/25/2042	599,367	597,122
Connecticut Avenue Securities Trust 2022-R06 1M1	(c)	SOFR30A + 275	05/25/2042	1,234,632	1,258,662
Connecticut Avenue Securities Trust 2022-R07 1M1	(c)	SOFR30A + 295	06/25/2042	1,049,881	1,074,712
Connecticut Avenue Securities Trust 2022-R08 1M1	(c)	SOFR30A + 255	07/25/2042	958,592	972,148
Connecticut Avenue Securities Trust 2023-R01 1M1	(c)	SOFR30A + 240	12/25/2042	771,102	775,669

101	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Connecticut Avenue Securities Trust 2023-R02 1M1	(c)	SOFR30A + 230	01/25/2043	$ 464,720	$466,460
Connecticut Avenue Securities Trust 2023-R03 2M1	(c)	SOFR30A + 250	04/25/2043	708,521	714,882
Connecticut Avenue Securities Trust 2023-R04 1M1	(c)	SOFR30A + 230	05/25/2043	1,109,199	1,114,432
CPS Auto Receivables Trust 2021-B C	(c)	1.230%	03/15/2027	182,359	179,302
CPS Auto Receivables Trust 2021-C D	(c)	1.690%	06/15/2027	210,000	195,870
CPS Auto Receivables Trust 2022-D A	(c)	6.090%	01/15/2027	744,677	745,061
CPS Auto Receivables Trust 2023-A A	(c)	5.540%	03/16/2026	371,605	370,155
Dext ABS 2021-1 C	(c)	2.290%	09/15/2028	264,000	235,263
Dext ABS 2021-1 D	(c)	2.810%	03/15/2029	133,000	114,000
Diamond Issuer 2021-1A B	(c)	2.701%	11/20/2051	271,624	222,057
Donlen Fleet Lease Funding 2021-2 C	(c)	1.200%	12/11/2034	460,000	433,666
Dryden 78 CLO Ltd. 2020-78A A	(c)(e)	QL + 118	04/17/2033	1,500,000	1,478,028
DT Auto Owner Trust 2023-1A A	(c)	5.480%	04/15/2027	756,816	754,257
Elmwood CLO IX Ltd. 2021-2A D	(c)(e)	QL + 295	07/20/2034	250,000	236,374
Enterprise Fleet Financing 2023-2 A2	(c)	5.560%	04/22/2030	1,011,000	1,005,376
Exeter Automobile Receivables Trust 2022-6A A2		5.730%	11/17/2025	614,812	614,292
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2	(e)	ML + 570	04/25/2028	48,803	51,975
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2	(e)	ML + 235	01/25/2031	638,632	649,385
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2	(e)	ML + 200	03/25/2031	135,229	135,397
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1	(c)	SOFR30A + 330	11/25/2041	211,036	209,454
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2	(c)	SOFR30A + 200	11/25/2041	1,000,000	973,185
FHF Trust 2021-2A A	(c)	0.830%	12/15/2026	56,390	53,712
FHF Trust 2023-1A A2	(c)	6.570%	06/15/2028	450,000	445,559
First Investors Auto Owner Trust 2022-2A A	(c)	6.260%	07/15/2027	655,016	654,619
Flagship Credit Auto Trust 2023-1 A2	(c)	5.380%	12/15/2026	535,000	532,327
Flagship Credit Auto Trust 2023-2 A2	(c)	5.760%	04/15/2027	771,000	767,171
Flatiron CLO 2021-1A D	(c)(e)	QL + 290	07/19/2034	250,000	234,423
Ford Credit Auto Owner Trust 2021-1 D	(c)	2.310%	10/17/2033	230,000	201,112
Foursight Capital Automobile Receivables Trust 2023-1 A2	(c)	5.430%	10/15/2026	650,000	645,958
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(c)	SOFR30A + 200	01/25/2051	28,731	27,537
Freddie Mac REMICS FHR 4981 HS	(e)(f)	ML + 610	06/25/2050	673,714	65,293
Freddie Mac Stacr Remic Trust 2020-DNA1 M2	(c)(e)	ML + 170	01/25/2050	35,107	35,108
Freddie Mac STACR REMIC Trust 2020-DNA6 M2	(c)	SOFR30A + 200	12/25/2050	1,177,940	1,181,242
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(c)	SOFR30A + 350	10/25/2033	278,276	278,624
Freddie Mac STACR REMIC Trust 2021-DNA5 B1	(c)	SOFR30A + 305	01/25/2034	1,000,000	982,558
Freddie Mac STACR REMIC Trust 2021-DNA7 M2	(c)	SOFR30A + 180	11/25/2041	986,480	950,477
Freddie Mac STACR REMIC Trust 2021-HQA2 M1	(c)	SOFR30A + 70	12/25/2033	296,818	295,334
Freddie Mac STACR REMIC Trust 2021-HQA3 M2	(c)	SOFR30A + 210	09/25/2041	1,000,000	950,000
Freddie Mac STACR REMIC Trust 2021-HQA4 M2	(c)	SOFR30A + 235	12/25/2041	1,046,349	992,724
Freddie Mac STACR REMIC Trust 2022-DNA1 M1B	(c)	SOFR30A + 185	01/25/2042	1,600,000	1,548,474
Freddie Mac STACR REMIC Trust 2022-DNA2 M2	(c)	SOFR30A + 375	02/25/2042	295,064	296,907
Freddie Mac STACR REMIC Trust 2022-DNA3 M1A	(c)	SOFR30A + 200	04/25/2042	1,038,080	1,040,997
Freddie Mac STACR REMIC Trust 2022-DNA3 M1B	(c)	SOFR30A + 290	04/25/2042	1,600,000	1,597,504
Freddie Mac STACR REMIC Trust 2022-DNA3 M2	(c)	SOFR30A + 435	04/25/2042	200,000	206,000
Freddie Mac STACR REMIC Trust 2022-DNA4 M1B	(c)	SOFR30A + 335	05/25/2042	1,621,038	1,639,275
Freddie Mac STACR REMIC Trust 2022-DNA5 M1B	(c)	SOFR30A + 450	06/25/2042	1,331,433	1,398,005
Freddie Mac STACR REMIC Trust 2022-DNA6 M1A	(c)	SOFR30A + 215	09/25/2042	386,259	388,593
Freddie Mac STACR REMIC Trust 2022-DNA7 M1A	(c)	SOFR30A + 250	03/25/2052	1,015,439	1,024,009
Freddie Mac STACR REMIC Trust 2022-HQA1 M1B	(c)	SOFR30A + 350	03/25/2042	65,368	66,591
Freddie Mac STACR REMIC Trust 2023-DNA1 M1A	(c)	SOFR30A + 210	03/25/2043	548,590	549,644
Freddie Mac STACR Trust 2019-DNA4 M2	(c)(e)	ML + 195	10/25/2049	4,474	4,480
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A	(c)	SOFR30A + 265	07/25/2042	431,035	438,229
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A	(c)	SOFR30A + 210	04/25/2043	688,846	690,757
FREED ABS Trust 2021-2 C	(c)	1.940%	06/19/2028	300,707	296,305
Galaxy 30 CLO Ltd. 2022-30A D	(c)	TSFR3M + 335	04/15/2035	400,000	374,347
GCI Funding I LLC 2021-1 A	(c)	2.380%	06/18/2046	136,091	115,561
Goldentree Loan Management U.S. CLO 7 Ltd. 2020-7A AR	(c)(e)	QL + 107	04/20/2034	250,000	245,135
Hertz Vehicle Financing III LLC 2022-1A C	(c)	2.630%	06/25/2026	220,000	201,304
HFX Funding Issuer 2017-1	(c)	3.620%	03/15/2035	280,000	265,483
Home RE 2021-2 M1B	(c)	SOFR30A + 160	01/25/2034	176,519	175,682
Invesco CLO 2021-1A A1	(c)(e)	QL + 100	04/15/2034	1,700,000	1,658,580
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	245,291
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.798%	08/15/2047	295,000	255,398
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	122,706
Kubota Credit Owner Trust 2023-1A A2	(c)	5.400%	02/17/2026	1,072,000	1,062,330
LAD Auto Receivables Trust 2021-1A C	(c)	2.350%	04/15/2027	406,000	375,992
LAD Auto Receivables Trust 2022-1A A	(c)	5.210%	06/15/2027	535,953	529,687
Lendbuzz Securitization Trust 2023-1A A2	(c)	6.920%	08/15/2028	1,392,000	1,380,450
Lendbuzz Securitization Trust 2023-2A A2	(c)	7.090%	10/16/2028	530,000	526,543

102	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	$ 270,000	$247,571
MVW 2021-2A C	(c)	2.230%	05/20/2039	276,339	243,973
Neighborly Issuer 2022-1A A2	(c)	3.695%	01/30/2052	225,150	183,616
Neighborly Issuer 2023-1A A2	(c)	7.308%	01/30/2053	831,915	807,909
Neighborly Issuer LLC 2021-1A A2	(c)	3.584%	04/30/2051	124,094	103,532
Nelnet Student Loan Trust 2021-BA B	(c)	2.680%	04/20/2062	100,000	80,701
Nelnet Student Loan Trust 2021-DA C	(c)	3.500%	04/20/2062	100,000	81,555
Neuberger Berman Loan Advisers CLO 2021-42A D	(c)(e)	QL + 280	07/16/2035	301,613	276,783
Neuberger Berman Loan Advisers CLO 43 Ltd. 2021-43A D	(c)(e)	QL + 310	07/17/2035	250,000	236,434
NMEF Funding 2022-B A2	(c)	6.070%	06/15/2029	361,000	358,329
Oaktown Re VII Ltd. 2021-2 M1A	(c)	SOFR30A + 160	04/25/2034	272,026	271,096
OCP CLO 2020-18A AR	(c)(e)	QL + 109	07/20/2032	322,000	316,552
Octane Receivables Trust 2021-2A C	(c)	2.530%	05/21/2029	209,000	183,882
OneMain Direct Auto Receivables Trust 2022-1A C	(c)	5.310%	06/14/2029	1,100,000	1,057,536
PMT Credit Risk Transfer Trust 2019-2R A	(c)(e)	ML + 375	05/30/2025	104,403	102,682
Prestige Auto Receivables Trust 2022-1A A2	(c)	5.900%	07/15/2025	705,269	704,316
Rad CLO 11 Ltd. 2021-11A D	(c)(e)	QL + 290	04/15/2034	250,000	234,042
Regatta XX Funding Ltd. 2021-2A A	(c)(e)	QL + 116	10/15/2034	450,431	441,353
Regatta XXIV Funding Ltd. 2021-5A D	(c)(e)	QL + 310	01/20/2035	450,000	417,156
Research-Driven Pagaya Motor Asset Trust VII 2022-3A A	(c)	5.380%	11/25/2030	675,136	660,315
Rockford Tower CLO 2021-1A D	(c)(e)	QL + 300	07/20/2034	306,626	275,770
Rockford Tower CLO 2021-2A A1	(c)(e)	QL + 116	07/20/2034	250,000	243,666
Santander Bank Auto Credit-Linked Notes Series 2021-1A C	(c)	3.268%	12/15/2031	268,275	259,315
Santander Bank Auto Credit-Linked Notes Series 2022-A B	(c)	5.281%	05/15/2032	450,150	442,681
Santander Bank Auto Credit-Linked Notes Series 2022-B B	(c)	5.721%	08/16/2032	526,425	522,935
Santander Bank Auto Credit-Linked Notes Series 2022-C B	(c)	6.451%	12/15/2032	748,014	746,109
SEB Funding LLC 2021-1A A2	(c)	4.969%	01/30/2052	331,170	290,482
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	227,047
Signal Peak CLO 2022-12A C	(c)	TSFR3M + 345	07/18/2034	1,115,000	1,116,992
TICP CLO XV Ltd. 2020-15A A	(c)(e)	QL + 128	04/20/2033	1,600,000	1,585,600
United Auto Credit Securitization Trust 2022-2 A	(c)	4.390%	04/10/2025	249,879	249,256
Upstart Securitization Trust 2021-3 B	(c)	1.660%	07/20/2031	210,000	202,065
VASA Trust 2021-VASA A	(c)(e)	ML + 90	07/15/2039	460,000	404,189
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	223,518
Westlake Automobile Receivables Trust 2023-1A A2A	(c)	5.510%	06/15/2026	1,117,000	1,112,864

					77,028,387

INDUSTRIALS – 0.1%
Avis Budget Rental Car Funding AESOP LLC 2023-5A B	(c)	6.120%	04/20/2028	464,000	458,095

Total Asset-Backed / Mortgage-Backed Securities (Cost $78,642,642)					$77,936,285

U.S. Government Agency Mortgage-Backed Securities – 5.0%		Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA		2.000%	07/15/2053	$ 1,523,097	$1,241,978
Fannie Mae or Freddie Mac UMBS TBA		2.500%	07/15/2053	11,168,022	9,469,261
Fannie Mae or Freddie Mac UMBS TBA		3.000%	07/15/2053	3,024,412	2,661,601
Fannie Mae or Freddie Mac UMBS TBA		3.500%	07/15/2053	6,605,359	6,018,875
Fannie Mae or Freddie Mac UMBS TBA		4.000%	07/15/2053	2,881,017	2,703,542
Fannie Mae or Freddie Mac UMBS TBA		4.500%	07/15/2053	2,854,498	2,744,332
Fannie Mae or Freddie Mac UMBS TBA		5.500%	07/15/2053	4,047,000	4,027,397
Fannie Mae Pool FN AL5310		3.500%	04/01/2044	2,067	1,929
Fannie Mae Pool FN AL5887		4.500%	10/01/2044	12,354	12,131
Fannie Mae Pool FN AL6542		4.500%	03/01/2045	18,730	18,392
Fannie Mae Pool FN AL6620		4.500%	08/01/2042	112,635	110,116
Fannie Mae Pool FN AL6997		4.500%	11/01/2042	8,364	8,260
Fannie Mae Pool FN AL8855		3.500%	07/01/2046	7,215	6,710
Fannie Mae Pool FN AS7168		3.500%	05/01/2046	14,231	13,226
Fannie Mae Pool FN AS7587		3.500%	07/01/2046	84,361	78,456
Fannie Mae Pool FN AS7822		3.500%	08/01/2046	164,299	152,314
Fannie Mae Pool FN AZ9203		3.000%	10/01/2045	16,423	14,826
Fannie Mae Pool FN BA2885		3.000%	10/01/2045	38,536	34,494
Fannie Mae Pool FN BA4752		3.000%	01/01/2046	4,955	4,449
Fannie Mae Pool FN BC1520		3.500%	08/01/2046	132,147	122,900
Fannie Mae Pool FN BC2468		3.000%	03/01/2046	91,031	81,320
Fannie Mae Pool FN BC2488		3.000%	03/01/2046	101,487	90,966
Fannie Mae Pool FN BC9077		3.500%	12/01/2046	9,662	8,951
Fannie Mae Pool FN BH1902		3.500%	12/01/2047	8,646	8,105
Fannie Mae Pool FN BH3892		3.500%	08/01/2047	19,532	18,050
Fannie Mae Pool FN BH6940		3.500%	08/01/2047	17,649	16,330
Fannie Mae Pool FN BJ1692		3.500%	12/01/2047	41,760	38,914

103	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	$ 5,819	$5,370
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	29,917	27,879
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	11,182	10,372
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	98,340	94,421
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	146,325	140,245
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	8,477	7,946
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	30,082	28,892
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	18,852	17,567
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	31,764	31,132
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	41,657	39,716
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	5,283	4,952
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	66,292	65,465
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	104,734	93,835
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	62,028	57,246
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	76,647	71,426
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	698,786	630,863
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	136,673	127,362
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	32,843	30,311
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	19,778	19,297
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	23,934	22,408
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	40,812	37,425
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	5,267	4,933
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	5,320	4,982
Fannie Mae Pool FN BU1240	3.000%	03/01/2052	1,012,260	898,195
Fannie Mae Pool FN BU1349	3.000%	02/01/2052	796,052	706,404
Fannie Mae Pool FN BU8919	2.500%	04/01/2052	658,824	562,965
Fannie Mae Pool FN BU8922	2.500%	04/01/2052	640,874	546,574
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	17,697	16,590
Fannie Mae Pool FN CB1113	2.000%	07/01/2051	1,069,312	872,936
Fannie Mae Pool FN CB2538	2.500%	01/01/2052	676,628	578,221
Fannie Mae Pool FN CB3564	2.500%	05/01/2052	557,596	476,525
Fannie Mae Pool FN CB3565	2.500%	05/01/2052	436,863	372,894
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	174,950	157,945
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	88,413	79,823
Fannie Mae Pool FN FS0967	2.500%	03/01/2052	733,557	626,967
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	40,579	38,789
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	6,506	6,203
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	169,624	158,395
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	35,942	33,209
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	146,424	135,289
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	27,931	27,279
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	11,571	10,691
Freddie Mac Pool FR QD8682	3.000%	03/01/2052	664,064	587,636
Freddie Mac Pool FR QE0805	2.500%	04/01/2052	615,226	523,607
Freddie Mac Pool FR QE0808	2.500%	04/01/2052	664,037	567,421
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	26,410	24,735
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	60,115	56,271
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	41,994	38,510
Freddie Mac Pool FR RA6963	2.000%	03/01/2052	1,021,351	835,605
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	188,445	174,629
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	48,168	44,214
Freddie Mac Pool FR SD0932	2.500%	04/01/2052	678,836	578,901
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	126,833	113,525
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	46,481	43,746
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	17,024	16,009
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	25,757	24,244
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	20,009	18,609
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	23,520	21,742
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	42,252	39,373
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	51,948	48,022
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	29,456	27,449
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	14,060	13,101
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	9,306	8,603
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	27,130	26,065
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	12,912	12,311
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	38,487	36,837
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	83,821	79,916
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	42,364	42,026
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	16,167	14,593
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	136,260	130,149
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	167,527	155,800

104	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	$ 99,236	$92,290
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	16,822	15,725
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	133,095	123,163
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	8,757	8,364
Ginnie Mae II Jumbo TBA	3.000%	07/15/2053	1,154,251	1,031,296
Ginnie Mae II Jumbo TBA	4.000%	07/15/2053	2,802,682	2,651,928
Ginnie Mae II Jumbo TBA	4.500%	07/15/2053	4,949,000	4,776,558
Ginnie Mae II Jumbo TBA	5.000%	07/15/2053	6,150,000	6,043,336

Total U.S. Government Agency Mortgage-Backed Securities (Cost $58,204,947)				$56,634,073

Purchased Options – 4.9%	Notional Amount	Expiration	Exercise Price	Contracts (g)	Value
S&P 500 Index Call Option	$49,399,218	December 2024	$4,000	111	$9,154,170
S&P 500 Index Call Option	65,420,586	December 2024	4,200	147	9,792,552
S&P 500 Index Call Option	111,259,500	December 2024	4,300	250	14,874,750
S&P 500 Index Call Option	57,409,902	December 2024	4,400	129	6,869,250
S&P 500 Index Put Option	63,195,396	December 2024	4,000	142	2,154,140
S&P 500 Index Put Option	40,943,496	December 2024	4,100	92	1,572,832
S&P 500 Index Put Option	76,101,498	December 2024	4,200	171	3,226,770
S&P 500 Index Put Option	104,583,930	December 2024	4,300	235	4,949,570
S&P 500 Index Put Option	57,409,902	December 2024	4,400	129	3,037,950

Total Purchased Options (Cost $72,371,624)					$55,631,984

Sovereign Debt Issues – 0.1%			Rate	Maturity	Face Amount	Value
Colombia Government International Bond			3.125%	04/15/2031	$1,176,000	$885,528
Dominican Republic International Bond	(c	)	4.875%	09/23/2032	250,000	212,473

Total Sovereign Debt Issues (Cost $1,299,372)						$1,098,001

Preferred Securities – 0.1%				Rate	Quantity	Value

FINANCIALS – 0.1%
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)			(d)	4.000%	455,000	$369,801
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes TSFR3M + 417) (Banks)			(d)	5.950%	142,000	136,182
Citigroup, Inc. DR (Banks)			(e)	QL + 407	88,000	88,308
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)			(d)	4.000%	101,000	86,229
Citigroup, Inc. DR (Banks)			(e)	QL + 423	27,000	27,095
Goldman Sachs Group, Inc. / The DR (Rate is fixed until 11/10/2026, at which point, the rate becomes H15T5Y + 295) (Capital Markets)			(d)	4.125%	120,000	100,315

						807,930

INDUSTRIALS – 0.0%
General Electric Co. (Industrial Conglomerates)			(e)	QL + 333	154,000	154,000

UTILITIES – 0.0%
Vistra Corp. (Rate is fixed until 12/15/2026, at which point, the rate becomes H15T5Y + 574) (Ind. Power & Renewable Elec.)			(c)(d)	7.000%	107,000	93,357

Total Preferred Securities (Cost $1,201,813)						$1,055,287

Taxable Municipal Bonds – 0.0%			Rate	Maturity	Face Amount	Value
Ochsner LSU Health System of North Louisiana			2.510%	05/15/2031	$230,000	$170,165
University of California			3.071%	05/15/2051	310,000	218,884

Total Taxable Municipal Bonds (Cost $537,072)						$389,049

Rights – 0.0%					Quantity	Value
HEALTH CARE – 0.0%
ABIOMED, Inc. CVR (Health Care Technology)					4,357	$0

Total Rights (Cost $4,444)						$0

105	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Money Market Funds – 3.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 5.189%	(h)	16,810,910	$16,814,272
State Street Institutional U.S. Government Money Market Fund, 5.028%	(h)	16,810,500	16,810,500

Total Money Market Funds (Cost $33,624,732)			$33,624,772

Total Investments – 101.8% (Cost $1,114,199,322)	(i)		$1,149,613,408
Liabilities in Excess of Other Assets – (1.8)%			(20,478,716)

Net Assets – 100.0%			$1,129,134,692

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
CVR:	Contingent Value Right
DR:	Depositary Receipt
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 5.400% at 06/30/2023
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 4.130% at 06/30/2023
ML:	Monthly U.S. LIBOR Rate, 5.218% at 06/30/2023
QL:	Quarterly U.S. LIBOR Rate, 5.545% at 06/30/2023
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.090% at 06/30/2023
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 5.065% at 06/30/2023
TSFR1M:	Monthly CME Term SOFR, 5.141% at 06/30/2023
TSFR3M:	Quarterly CME Term SOFR, 5.268% at 06/30/2023
UMBS TBA:

Uniform Mortgage-Backed Security To Be Announced (“TBA”); the securities backed by fixed rate mortgage loans that are delivered on a future settlement date could be issued by Fannie Mae, Freddie Mac, or a combination thereof.

USSW5:	USD Swap Semi 30/360 5 Year, 4.219% at 06/30/2023

Footnotes:

(a)	Non-income producing security.
(b)

Security is partially pledged as collateral for the futures contracts outstanding at June 30, 2023. The market value pledged totaled $13,468,552. See also the following Schedule of Open Futures Contracts.

(c)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2023, the value of these securities totaled $121,287,657, or 10.7% of the Portfolio’s net assets.

(d)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2023.

(e)	A future alternate reference rate has been determined by the issuer. See also Note 2 of the Notes to Financial Statements.
(f)	Interest-only security
(g)	100 shares per contract.
(h)	Rate represents the seven-day yield at June 30, 2023.
(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	77	September 15, 2023	$16,836,082	$17,279,763	$443,681	$202,125
CME Micro E-mini S&P 500 Index - Long	91	September 15, 2023	1,989,273	2,042,154	52,881	20,825
CBT 10-Year U.S. Ultra Bond - Long	147	September 20, 2023	17,525,086	17,410,313	(114,773)	42,447
CBT 10-Year U.S. Treasury Note - Long	3,049	September 20, 2023	348,964,424	342,297,891	(6,666,533)	428,766
CBT U.S. Long Bond - Long	285	September 20, 2023	36,133,514	36,168,281	34,767	213,750
CBT U.S. Ultra Bond - Long	17	September 20, 2023	2,320,238	2,315,719	(4,519)	14,836
CBT 5-Year U.S. Treasury Note - Long	756	September 29, 2023	81,967,155	80,962,875	(1,004,280)	(36)

			$505,735,772	$498,476,996	$(7,258,776)	$922,713

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 2-Year U.S. Treasury Note - Short	63	September 29, 2023	$(12,895,083)	$(12,810,656)	$84,427	$967

Total Futures Contracts			$492,840,689	$485,666,340	$(7,174,349)	$923,680

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

Performance as of June 30, 2023

Average Annual returns
One year	-1.01%
Since inception (5/1/20)	-2.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.57% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 1.81% versus 2.13% for its benchmark, the ICE BofA U.S. Broad Market Index.

Q. What affected the Portfolio’s performance?

A. During the reporting period, the Portfolio’s underperformance was due to the its interest rate sensitivity, which was greater than the benchmark at certain times in an interest rate rising period. In addition, the Portfolio’s yield curve steepening bias negatively impacted performance in a period when shorter term rates increased more than longer term rates. Out-of-index allocations to the high yield and trade finance sectors were contributors, as was positive security selection in investment grade corporate, high yield and emerging market bonds. Security selection in U.S. Treasury Securities was a detractor. From an individual security perspective, the top detractors were long positions in the June and September 2023 CBT 5-Year U.S. Treasury Note futures contracts and March CBT 2-Year U.S. Treasury Note futures contract. Top contributors were a short position in the June CBT U.S. Ultra Bond futures contract, short position in the September CBT 5-Year U.S. Treasury Note futures contract, and a long position in the U.S. Treasury Note 2.875%, 05/15/2052. The aggregate impact of futures on the Portfolio’s absolute return for the six-month period was -56 basis points (-0.56%). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

107	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
U.S. Treasury Obligations	34.8
Corporate Bonds (4)	26.6
U.S. Government Agency Mortgage-Backed Securities	23.6
Investment Companies	5.9
Asset-Backed / Mortgage-Backed Securities (4)	5.2
Sovereign Debt Issues	0.3
Other Net Assets	3.6

100.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Financials	12.0
Industrials	3.4
Health Care	2.7
Communication Services	2.5
Utilities	2.3
Energy	2.3
Consumer Staples	1.6
Information Technology	1.6
Real Estate	1.3
Consumer Discretionary	1.1
Materials	1.0

31.8

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	U.S. Treasury Note 2.875%, 05/15/2052	4.6
2.	U.S. Treasury Note 3.875%, 11/30/2027	3.7
3.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	3.5
4.	U.S. Treasury Note 0.875%, 06/30/2026	2.9
5.	Federated Hermes Core Trust - Emerging Markets Core Fund	2.3
6.	U.S. Treasury Note 2.750%, 04/30/2027	2.2
7.	U.S. Treasury Note 3.000%, 07/31/2024	1.8
8.	U.S. Treasury Note 1.875%, 02/15/2032	1.8
9.	U.S. Treasury Note 2.375%, 02/15/2042	1.7
10.	U.S. Treasury Note 0.375%, 09/15/2024	1.0

108

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

U.S. Treasury Obligations – 34.8%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		2.250%	03/31/2024	$14,000,000	$13,672,422
U.S. Treasury Note		2.500%	04/30/2024	8,400,000	8,199,516
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,171,582
U.S. Treasury Note		3.000%	06/30/2024	5,000,000	4,882,031
U.S. Treasury Note		3.000%	07/31/2024	10,000,000	9,746,485
U.S. Treasury Note		0.375%	09/15/2024	6,000,000	5,655,234
U.S. Treasury Note		4.500%	11/30/2024	4,500,000	4,452,188
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,704,102
U.S. Treasury Note		0.875%	06/30/2026	18,000,000	16,218,281
U.S. Treasury Note		0.625%	07/31/2026	2,400,000	2,138,156
U.S. Treasury Note		1.500%	01/31/2027	3,500,000	3,170,371
U.S. Treasury Note		2.500%	03/31/2027	5,900,000	5,529,176
U.S. Treasury Note	(a)	0.500%	04/30/2027	3,200,000	2,773,500
U.S. Treasury Note		2.750%	04/30/2027	12,600,000	11,902,570
U.S. Treasury Note		2.625%	05/31/2027	1,500,000	1,409,414
U.S. Treasury Note		3.875%	11/30/2027	20,500,000	20,209,316
U.S. Treasury Note		1.250%	03/31/2028	575,000	503,260
U.S. Treasury Note		1.500%	11/30/2028	4,200,000	3,673,688
U.S. Treasury Note		1.375%	12/31/2028	3,650,000	3,165,947
U.S. Treasury Note		2.375%	03/31/2029	500,000	456,484
U.S. Treasury Note		3.875%	11/30/2029	1,600,000	1,585,500
U.S. Treasury Note		3.750%	05/31/2030	2,900,000	2,859,672
U.S. Treasury Note		1.125%	02/15/2031	405,000	333,049
U.S. Treasury Note		1.875%	02/15/2032	11,300,000	9,679,156
U.S. Treasury Note		3.375%	05/15/2033	3,850,000	3,712,844
U.S. Treasury Note		1.375%	11/15/2040	525,000	351,258
U.S. Treasury Note		1.875%	02/15/2041	180,000	130,718
U.S. Treasury Note		2.375%	02/15/2042	11,850,000	9,225,873
U.S. Treasury Note		4.000%	11/15/2042	1,600,000	1,589,750
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	2,570,654
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	2,608,865
U.S. Treasury Note		2.875%	05/15/2052	30,800,000	25,524,298
U.S. Treasury Note		4.000%	11/15/2052	2,800,000	2,876,125

Total U.S. Treasury Obligations (Cost $208,045,652)					$190,681,485

Corporate Bonds – 26.6%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 2.5%
Alphabet, Inc. (Interactive Media & Svs.)		2.050%	08/15/2050	$750,000	$469,176
America Movil S.A.B. de C.V (Wireless Telecom. Svs.)		2.875%	05/07/2030	275,000	238,995
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	750,000	683,619
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	1,870,000	1,353,875
Audacy Capital Corp. (Media)	(b)	6.750%	03/31/2029	75,000	1,697
Cars.com, Inc. (Interactive Media & Svs.)	(b)	6.375%	11/01/2028	50,000	46,040
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.000%	02/01/2028	100,000	91,109
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	125,000	104,086
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.250%	02/01/2031	125,000	101,121
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	75,000	58,896
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	750,000	705,089
CMG Media Corp. (Media)	(b)	8.875%	12/15/2027	125,000	87,606
Comcast Corp. (Media)		3.450%	02/01/2050	1,450,000	1,103,543
CSC Holdings LLC (Media)	(b)	7.500%	04/01/2028	200,000	113,994
Cumulus Media New Holdings, Inc. (Media)	(b)	6.750%	07/01/2026	23,000	15,809
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(b)	5.875%	08/15/2027	50,000	45,282
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	50,000	40,109
DISH DBS Corp. (Media)		7.375%	07/01/2028	25,000	13,375
DISH DBS Corp. (Media)		5.125%	06/01/2029	75,000	34,826
DISH Network Corp. (Media)	(b)	11.750%	11/15/2027	25,000	24,398
Entegris Escrow Corp. (Media)	(b)	5.950%	06/15/2030	50,000	47,932
Gray Escrow II, Inc. (Media)	(b)	5.375%	11/15/2031	75,000	49,709
Gray Television, Inc. (Media)	(b)	7.000%	05/15/2027	25,000	21,329
Gray Television, Inc. (Media)	(b)	4.750%	10/15/2030	75,000	50,860
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	550,000	472,768
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	75,000	49,963
iHeartCommunications, Inc. (Media)	(b)	5.250%	08/15/2027	50,000	38,235
Lamar Media Corp. (Media)		4.875%	01/15/2029	25,000	23,250
Match Group Holdings II LLC (Interactive Media & Svs.)	(b)	5.000%	12/15/2027	100,000	92,741
Meta Platforms, Inc. (Interactive Media & Svs.)		5.600%	05/15/2053	480,000	492,966
Midas OpCo Holdings LLC (Media)	(b)	5.625%	08/15/2029	150,000	128,360

109	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES (continued)
Netflix, Inc. (Entertainment)		4.875%	04/15/2028	$375,000	$370,863
Nexstar Media, Inc. (Media)	(b)	5.625%	07/15/2027	125,000	116,511
Paramount Global (Media)		4.200%	05/19/2032	525,000	439,981
Paramount Global (Media)		4.900%	08/15/2044	300,000	219,916
ROBLOX Corp. (Entertainment)	(b)	3.875%	05/01/2030	50,000	42,152
Rogers Communications, Inc. (Wireless Telecom. Svs.)	(b)	4.500%	03/15/2042	465,000	385,997
Scripps Escrow, Inc. (Media)	(b)	5.875%	07/15/2027	50,000	40,473
Sinclair Television Group, Inc. (Media)	(b)	5.125%	02/15/2027	25,000	21,181
Sinclair Television Group, Inc. (Media)	(b)	5.500%	03/01/2030	75,000	43,234
Sirius XM Radio, Inc. (Media)	(b)	3.875%	09/01/2031	200,000	154,658
Sky Ltd. (Media)	(b)	3.750%	09/16/2024	375,000	366,048
Sprint LLC (Wireless Telecom. Svs.)		7.625%	03/01/2026	50,000	51,939
TEGNA, Inc. (Media)	(b)	4.750%	03/15/2026	25,000	23,870
TEGNA, Inc. (Media)		4.625%	03/15/2028	25,000	22,063
TEGNA, Inc. (Media)		5.000%	09/15/2029	25,000	21,569
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	50,000	45,152
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.500%	04/15/2031	300,000	264,719
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	500,000	350,745
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.650%	01/15/2053	260,000	264,004
Univision Communications, Inc. (Media)	(b)	7.375%	06/30/2030	50,000	47,606
UPC Broadband Finco B.V. (Media)	(b)	4.875%	07/15/2031	200,000	164,618
Urban One, Inc. (Media)	(b)	7.375%	02/01/2028	50,000	43,556
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	1,200,000	973,645
Virgin Media Finance PLC (Media)	(b)	5.000%	07/15/2030	200,000	159,219
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	325,000	317,106
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	350,000	328,730
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	150,000	141,754
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	325,000	310,673
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	450,000	358,077
Warnermedia Holdings, Inc. (Media)		4.279%	03/15/2032	600,000	532,125
Warnermedia Holdings, Inc. (Media)		5.050%	03/15/2042	620,000	522,578

					13,945,520

CONSUMER DISCRETIONARY – 1.1%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.375%	01/15/2028	50,000	46,159
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.000%	10/15/2030	175,000	149,771
Academy Ltd. (Specialty Retail)	(b)	6.000%	11/15/2027	50,000	48,000
Adient Global Holdings Ltd. (Automobile Components)	(b)	7.000%	04/15/2028	25,000	25,275
Adient Global Holdings Ltd. (Automobile Components)	(b)	8.250%	04/15/2031	75,000	76,156
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	675,000	575,118
Affinity Interactive (Hotels, Restaurants & Leisure)	(b)	6.875%	12/15/2027	75,000	66,000
Amazon.com, Inc. (Broadline Retail)		3.875%	08/22/2037	425,000	388,089
Amazon.com, Inc. (Broadline Retail)		2.500%	06/03/2050	825,000	548,618
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	04/01/2025	25,000	24,634
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	02/01/2028	50,000	47,127
Asbury Automotive Group, Inc. (Specialty Retail)	(b)	5.000%	02/15/2032	50,000	43,535
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	50,000	47,374
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	8.125%	07/01/2027	75,000	76,760
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	10/15/2029	50,000	43,661
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	7.000%	02/15/2030	25,000	25,106
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(b)	5.750%	07/01/2025	50,000	50,591
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/01/2027	50,000	48,072
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	6.750%	05/01/2031	25,000	24,719
Clarios Global LP (Automobiles)	(b)	6.750%	05/15/2025	22,000	22,013
Clarios Global LP / Clarios U.S. Finance Co. (Automobile Components)	(b)	8.500%	05/15/2027	175,000	175,286
Daimler Truck Finance North America LLC (Automobiles)	(b)	2.000%	12/14/2026	540,000	482,032
Daimler Truck Finance North America LLC (Automobiles)	(b)	2.375%	12/14/2028	180,000	155,800
Dana Financing Luxembourg SARL (Automobile Components)	(b)	5.750%	04/15/2025	12,000	11,828
Dana, Inc. (Automobile Components)		4.500%	02/15/2032	50,000	41,501
Dornoch Debt Merger Sub, Inc. (Automobile Components)	(b)	6.625%	10/15/2029	125,000	101,972
Garda World Security Corp. (Diversified Consumer Svs.)	(b)	9.500%	11/01/2027	175,000	169,066
Gates Global LLC / Gates Corp. (Automobile Components)	(b)	6.250%	01/15/2026	125,000	123,001
General Motors Co. (Automobiles)		6.125%	10/01/2025	575,000	578,928
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	3.625%	02/15/2032	50,000	41,687
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	950,000	771,420
IHO Verwaltungs GmbH (Automobile Components)	(b)(c)	6.000%, 6.750% PIK	05/15/2027	200,000	188,105
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(b)	4.125%	11/15/2029	25,000	20,876
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	4.875%	05/01/2029	50,000	44,152

110	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(b)	8.000%	02/01/2026	$150,000	$143,250
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	01/15/2027	25,000	23,377
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.125%	07/01/2029	25,000	20,518
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2026	25,000	23,562
Real Hero Merger Sub 2, Inc. (Automobile Components)	(b)	6.250%	02/01/2029	50,000	41,000
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(b)	6.625%	03/01/2030	75,000	66,000
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	8.625%	07/01/2025	50,000	51,062
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	7.250%	11/15/2029	50,000	50,062
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.250%	08/15/2029	50,000	44,754
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/15/2027	50,000	47,073
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.500%	02/15/2028	50,000	44,878
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.625%	12/01/2031	50,000	42,125
Tractor Supply Co. (Specialty Retail)		5.250%	05/15/2033	180,000	178,605
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(b)	5.625%	03/15/2027	25,000	24,258
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	75,000	67,750
ZF North America Capital, Inc. (Automobile Components)	(b)	6.875%	04/14/2028	150,000	151,903

					6,302,609

CONSUMER STAPLES – 1.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(b)	5.875%	02/15/2028	75,000	72,880
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Consumer Staples Distribution & Retail)	(b)	6.500%	02/15/2028	25,000	25,042
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	(b)	3.800%	01/25/2050	625,000	453,184
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	800,000	560,708
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	300,000	275,862
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	825,000	607,092
BellRing Brands, Inc. (Personal Care Products)	(b)	7.000%	03/15/2030	75,000	75,469
Coca-Cola Europacific Partners PLC (Beverages)	(b)	1.500%	01/15/2027	600,000	529,188
Coca-Cola Femsa S.A.B. de C.V. (Beverages)		2.750%	01/22/2030	750,000	659,320
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	500,000	393,259
Dollar General Corp. (Consumer Staples Distribution & Retail)		3.875%	04/15/2027	575,000	548,655
Edgewell Personal Care Co. (Personal Care Products)	(b)	5.500%	06/01/2028	25,000	23,631
Edgewell Personal Care Co. (Personal Care Products)	(b)	4.125%	04/01/2029	25,000	21,813
Energizer Holdings, Inc. (Household Products)	(b)	6.500%	12/31/2027	25,000	24,036
Energizer Holdings, Inc. (Household Products)	(b)	4.375%	03/31/2029	75,000	64,627
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	675,000	633,278
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	150,934
Grupo Bimbo S.A.B. de C.V. (Food Products)	(b)	4.875%	06/27/2044	925,000	858,164
Kenvue, Inc. (Personal Care Products)	(b)	5.050%	03/22/2028	310,000	312,458
Kenvue, Inc. (Personal Care Products)	(b)	4.900%	03/22/2033	400,000	404,726
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	36,000	35,288
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	425,000	361,188
Kroger Co. / The (Consumer Staples Distribution & Retail)		3.950%	01/15/2050	425,000	340,899
Performance Food Group, Inc. (Consumer Staples Distribution & Retail)	(b)	4.250%	08/01/2029	50,000	44,516
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	715,000	565,350
Post Holdings, Inc. (Food Products)	(b)	5.750%	03/01/2027	150,000	146,418
Sysco Corp. (Consumer Staples Distribution & Retail)		4.450%	03/15/2048	725,000	620,155
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(b)	4.750%	02/15/2029	50,000	45,777
U.S. Foods, Inc. (Consumer Staples Distribution & Retail)	(b)	4.625%	06/01/2030	75,000	67,218
Unilever Capital Corp. (Personal Care Products)		0.375%	09/14/2023	100,000	99,056

					9,020,191

ENERGY – 2.3%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.875%	05/15/2026	50,000	50,709
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	03/01/2027	25,000	24,111
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2028	50,000	47,664
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	06/15/2029	75,000	69,689
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	03/01/2030	50,000	46,287
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	75,000	72,000
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2028	50,000	46,943
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	11/01/2026	25,000	24,192
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	06/30/2029	100,000	89,214
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	500,000	429,491
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	825,000	788,950

111	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		4.893%	09/11/2033	$140,000	$138,554
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(b)	7.500%	06/15/2030	25,000	23,597
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	525,000	489,042
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.250%	04/15/2027	375,000	358,577
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	50,000	45,888
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	25,000	23,345
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	475,000	353,564
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.375%	07/01/2028	25,000	25,283
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	04/15/2030	50,000	42,409
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.750%	03/01/2029	100,000	91,495
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	8.000%	04/01/2029	50,000	50,621
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	10/15/2025	75,000	73,890
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2033	490,000	506,889
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.375%	06/15/2031	50,000	43,063
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)		3.900%	11/15/2049	150,000	110,276
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	660,666
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/30/2028	25,000	24,455
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	500,000	451,154
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.750%	02/15/2033	400,000	402,618
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	75,000	70,966
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	01/15/2029	50,000	44,595
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	01/15/2031	50,000	43,799
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	67,827
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	655,000	626,687
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	25,000	23,397
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	4.250%	02/15/2030	25,000	21,813
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.000%	02/01/2028	75,000	69,184
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	370,000	238,600
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		4.400%	07/15/2027	400,000	381,499
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	525,000	439,086
MPLX LP (Oil, Gas & Consumable Fuels)		4.950%	03/14/2052	600,000	509,577
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.250%	01/15/2026	25,000	23,338
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.500%	01/15/2028	25,000	21,877
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	25,000	23,851
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	75,000	76,973
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	175,000	161,908
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	700,000	534,413
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.100%	07/15/2053	350,000	360,277
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	50,000	49,800
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	50,000	49,250
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	145,543
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	300,000	291,657
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	375,000	343,669
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		5.150%	06/01/2042	425,000	352,608
Precision Drilling Corp. (Energy Equip. & Svs.)	(b)	6.875%	01/15/2029	50,000	45,176
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	50,000	52,060
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2029	25,000	23,061
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	48,735
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	48,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	25,000	23,330
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(b)	7.000%	10/01/2026	50,000	51,500
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		4.200%	02/01/2033	505,000	446,995
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	150,000	146,939
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	350,000	334,550
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.300%	02/01/2030	50,000	44,892
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	62,604
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	600,000	566,219

					12,470,891

FINANCIALS – 6.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.000%	10/29/2028	165,000	142,668
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Financial Services)		3.400%	10/29/2033	350,000	281,120
AIA Group Ltd. (Insurance)	(b)	4.950%	04/04/2033	260,000	260,068
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	25,000	24,077
American Express Co. (Consumer Finance)		3.300%	05/03/2027	825,000	770,152
AmWINS Group, Inc. (Insurance)	(b)	4.875%	06/30/2029	75,000	67,724
Ardonagh Midco 2 PLC (Insurance)	(b)(c)	11.500%, 12.750% PIK	01/15/2027	200,000	184,000
AssuredPartners, Inc. (Insurance)	(b)	7.000%	08/15/2025	25,000	24,689

112	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
AssuredPartners, Inc. (Insurance)	(b)	5.625%	01/15/2029	$100,000	$86,554
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes TSFR3M + 90) (Banks)	(d)	2.015%	02/13/2026	1,625,000	1,521,764
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(d)	2.592%	04/29/2031	1,900,000	1,595,120
Bank of America Corp. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 132) (Banks)	(d)	2.687%	04/22/2032	650,000	538,685
Bank of America Corp. (Rate is fixed until 04/25/2033, at which point, the rate becomes SOFR + 191) (Banks)	(d)	5.288%	04/25/2034	300,000	297,212
Bank of New York Mellon Corp. / The (Rate is fixed until 06/13/2027, at which point, the rate becomes SOFR + 115) (Capital Markets)	(d)	3.992%	06/13/2028	300,000	287,483
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	425,000	348,518
BroadStreet Partners, Inc. (Insurance)	(b)	5.875%	04/15/2029	200,000	173,508
Capital One Financial Corp. (Rate is fixed until 02/01/2033, at which point, the rate becomes SOFR + 260) (Consumer Finance)	(d)	5.817%	02/01/2034	350,000	333,926
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	425,000	408,317
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes TSFR3M + 116) (Banks)	(d)	3.352%	04/24/2025	825,000	806,494
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(d)	2.666%	01/29/2031	1,800,000	1,523,688
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	725,000	660,415
CNA Financial Corp. (Insurance)		5.500%	06/15/2033	600,000	585,097
Comerica, Inc. (Banks)		3.800%	07/22/2026	475,000	422,895
Fidelity National Information Services, Inc. (Financial Services)		4.700%	07/15/2027	300,000	291,883
Fidelity National Information Services, Inc. (Financial Services)		3.100%	03/01/2041	405,000	278,706
Fiserv, Inc. (Financial Services)		3.500%	07/01/2029	425,000	387,913
Fiserv, Inc. (Financial Services)		5.600%	03/02/2033	170,000	173,028
FNB Corp. (Banks)		5.150%	08/25/2025	320,000	306,404
Ford Motor Credit Co. LLC (Consumer Finance)		6.950%	03/06/2026	500,000	502,649
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	200,000	204,224
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	375,000	347,778
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	825,000	782,786
General Motors Financial Co., Inc. (Consumer Finance)		5.000%	04/09/2027	360,000	350,323
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	775,000	744,457
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	1,400,000	1,294,661
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(d)	1.992%	01/27/2032	500,000	393,612
GTCR AP Finance, Inc. (Insurance)	(b)	8.000%	05/15/2027	75,000	73,518
GYP Holdings III Corp. (Building Products)	(b)	4.625%	05/01/2029	75,000	66,000
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	975,000	929,076
HUB International Ltd. (Insurance)	(b)	5.625%	12/01/2029	375,000	336,406
HUB International Ltd. (Insurance)	(b)	7.250%	06/15/2030	25,000	25,815
Huntington Bancshares, Inc. (Rate is fixed until 08/04/2027, at which point, the rate becomes SOFR + 197) (Banks)	(d)	4.443%	08/04/2028	650,000	603,842
Jefferies Financial Group, Inc. (Capital Markets)		2.750%	10/15/2032	380,000	291,843
John Deere Capital Corp. (Consumer Finance)		5.050%	03/03/2026	450,000	451,503
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	900,000	841,658
Jones Deslauriers Insurance Management, Inc. (Insurance)	(b)	8.500%	03/15/2030	50,000	51,010
Jones Deslauriers Insurance Management, Inc. (Insurance)	(b)	10.500%	12/15/2030	50,000	50,154
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	525,000	507,805
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(d)	2.522%	04/22/2031	900,000	761,260
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes TSFR3M + 111) (Banks)	(d)	1.764%	11/19/2031	100,000	79,142
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes TSFR3M + 125) (Banks)	(d)	2.580%	04/22/2032	100,000	83,062
JPMorgan Chase & Co. (Rate is fixed until 01/25/2032, at which point, the rate becomes SOFR + 126) (Banks)	(d)	2.963%	01/25/2033	1,200,000	1,010,896
JPMorgan Chase & Co. (Rate is fixed until 09/14/2032, at which point, the rate becomes SOFR + 258) (Banks)	(d)	5.717%	09/14/2033	300,000	304,348
JPMorgan Chase & Co. (Rate is fixed until 06/01/2033, at which point, the rate becomes SOFR + 185) (Banks)	(d)	5.350%	06/01/2034	250,000	251,992
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	300,000	298,418
M&T Bank Corp. (Banks)		3.550%	07/26/2023	575,000	573,899
M&T Bank Corp. (Rate is fixed until 01/27/2033, at which point, the rate becomes SOFR + 185) (Banks)	(d)	5.053%	01/27/2034	400,000	365,328
Mercedes-Benz Finance North America LLC (Consumer Finance)	(b)	4.800%	03/30/2026	600,000	593,902
Metropolitan Life Global Funding I (Insurance)	(b)	5.150%	03/28/2033	230,000	227,470
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	775,000	791,509

113	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes TSFR3M + 140) (Capital Markets)	(d)	3.772%	01/24/2029	$750,000	$700,182
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(d)	1.794%	02/13/2032	295,000	228,831
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(d)	1.928%	04/28/2032	250,000	195,157
Morgan Stanley (Rate is fixed until 07/20/2032, at which point, the rate becomes SOFR + 208) (Capital Markets)	(d)	4.889%	07/20/2033	440,000	423,478
Morgan Stanley (Rate is fixed until 04/21/2033, at which point, the rate becomes SOFR + 187) (Capital Markets)	(d)	5.250%	04/21/2034	195,000	192,552
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	75,000	64,225
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	50,000	42,628
NFP Corp. (Insurance)	(b)	6.875%	08/15/2028	200,000	173,604
NFP Corp. (Insurance)	(b)	7.500%	10/01/2030	25,000	24,205
Northern Trust Corp. (Capital Markets)		6.125%	11/02/2032	380,000	393,962
PNC Bank N.A. (Banks)		3.875%	04/10/2025	475,000	453,427
PNC Financial Services Group, Inc. / The (Rate is fixed until 06/06/2032, at which point, therate becomes SOFRINDX + 185) (Banks)	(d)	4.626%	06/06/2033	830,000	763,503
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	575,000	440,474
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	97,395
Regions Financial Corp. (Banks)		2.250%	05/18/2025	345,000	319,083
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	2.875%	10/15/2026	50,000	44,250
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	3.625%	03/01/2029	75,000	63,035
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Financial Services)	(b)	4.000%	10/15/2033	50,000	39,112
Ryan Specialty Group LLC (Insurance)	(b)	4.375%	02/01/2030	50,000	44,260
S&P Global, Inc. (Capital Markets)		2.900%	03/01/2032	390,000	338,032
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	170,611
Toyota Motor Credit Corp. (Consumer Finance)		3.950%	06/30/2025	600,000	586,887
Travelers Cos., Inc. / The (Insurance)		5.450%	05/25/2053	180,000	188,385
Truist Financial Corp. (Rate is fixed until 10/28/2025, at which point, the rate becomes SOFR + 163) (Banks)	(d)	5.900%	10/28/2026	500,000	495,608
Truist Financial Corp. (Rate is fixed until 01/26/2033, at which point, the rate becomes SOFR + 185) (Banks)	(d)	5.122%	01/26/2034	100,000	94,762
Truist Financial Corp. (Rate is fixed until 06/08/2033, at which point, the rate becomes SOFR + 236) (Banks)	(d)	5.867%	06/08/2034	250,000	250,103
U.S. Bancorp (Rate is fixed until 07/22/2032, at which point, the rate becomes SOFR + 211) (Banks)	(d)	4.967%	07/22/2033	550,000	498,287
U.S. Bancorp (Rate is fixed until 06/10/2033, at which point, the rate becomes SOFR + 226) (Banks)	(d)	5.836%	06/12/2034	400,000	402,894
United Wholesale Mortgage LLC (Financial Services)	(b)	5.500%	11/15/2025	175,000	166,514
USI, Inc. (Insurance)	(b)	6.875%	05/01/2025	200,000	198,500
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes TSFR3M + 126) (Banks)	(d)	2.572%	02/11/2031	1,550,000	1,312,369
Wells Fargo & Co. (Rate is fixed until 07/25/2032, at which point, the rate becomes SOFR + 210) (Banks)	(d)	4.897%	07/25/2033	550,000	527,567
Wells Fargo & Co. (Rate is fixed until 04/24/2033, at which point, the rate becomes SOFR + 202) (Banks)	(d)	5.389%	04/24/2034	150,000	149,042

					37,055,378

HEALTH CARE – 2.7%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	475,000	463,101
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	4.625%	08/01/2029	25,000	19,954
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	5.125%	03/01/2030	25,000	20,250
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(b)	5.750%	07/15/2029	50,000	43,112
Alcon Finance Corp. (Health Care Equip. & Supplies)	(b)	2.600%	05/27/2030	600,000	511,403
Amgen, Inc. (Biotechnology)		5.250%	03/02/2033	340,000	340,434
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	500,000	366,325
Amgen, Inc. (Biotechnology)		5.650%	03/02/2053	340,000	344,320
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	710,000	666,320
AstraZeneca PLC (Pharmaceuticals)		1.375%	08/06/2030	225,000	181,035
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	4.625%	07/15/2028	75,000	69,519
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	3.875%	11/01/2029	25,000	21,888
Bausch Health Americas, Inc. (Pharmaceuticals)	(b)	8.500%	01/31/2027	50,000	27,371
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.125%	02/01/2027	25,000	16,005
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	5.000%	02/15/2029	50,000	20,617
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.250%	02/15/2029	50,000	21,250
Bayer U.S. Finance LLC (Pharmaceuticals)	(b)	3.375%	10/08/2024	775,000	750,351
Becton Dickinson & Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	264,000	239,338
Becton Dickinson & Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	168,000	132,727

114	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	$825,000	$564,410
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	245,000	222,608
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	925,000	898,015
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	275,000	243,780
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	200,000	186,991
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.625%	03/15/2027	25,000	22,031
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	6.125%	04/01/2030	50,000	29,786
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.250%	05/15/2030	75,000	59,080
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	525,000	493,439
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	550,000	455,582
Danaher Corp. (Life Sciences Tools & Svs.)		2.600%	10/01/2050	770,000	519,546
Elevance Health, Inc. (Health Care Providers & Svs.)		4.750%	02/15/2033	530,000	514,765
Embecta Corp. (Health Care Equip. & Supplies)	(b)	6.750%	02/15/2030	50,000	44,808
Garden Spinco Corp. (Health Care Equip. & Supplies)	(b)	8.625%	07/20/2030	25,000	26,869
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)		6.377%	11/22/2052	405,000	450,581
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	75,000	74,411
HCA, Inc. (Health Care Providers & Svs.)		5.200%	06/01/2028	90,000	89,268
HCA, Inc. (Health Care Providers & Svs.)		3.500%	07/15/2051	600,000	415,106
HealthEquity, Inc. (Health Care Providers & Svs.)	(b)	4.500%	10/01/2029	75,000	66,100
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(b)	6.750%	04/15/2025	50,000	46,441
LifePoint Health, Inc. (Health Care Providers & Svs.)	(b)	5.375%	01/15/2029	75,000	44,299
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	50,000	43,453
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	5.250%	10/01/2029	175,000	151,847
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	5.750%	11/01/2028	25,000	18,813
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		4.450%	05/19/2028	350,000	344,012
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		4.750%	05/19/2033	350,000	348,681
Pfizer Investment Enterprises Pte Ltd. (Pharmaceuticals)		5.300%	05/19/2053	275,000	285,912
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.125%	01/15/2028	75,000	71,200
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	702,000	452,050
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	450,000	431,681
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(b)	3.625%	01/15/2029	50,000	48,879
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	350,000	290,868
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	650,000	492,012
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.875%	01/01/2026	75,000	73,049
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.125%	10/01/2028	75,000	72,203
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.250%	06/01/2029	25,000	22,586
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	6.750%	05/15/2031	25,000	25,061
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1.215%	10/18/2024	350,000	330,950
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4.500%	04/15/2033	500,000	487,001
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5.050%	04/15/2053	500,000	496,974
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	725,000	505,628

					14,716,096

INDUSTRIALS – 3.4%
Air Lease Corp. (Trading Companies & Distributors)		5.850%	12/15/2027	520,000	519,301
Airbus SE (Aerospace & Defense)	(b)	3.150%	04/10/2027	800,000	748,435
Allegion PLC (Building Products)		3.500%	10/01/2029	825,000	728,609
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.625%	07/15/2026	25,000	23,724
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	200,000	147,581
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	4.000%	01/15/2028	25,000	22,784
Ashtead Capital, Inc. (Trading Companies & Distributors)	(b)	5.550%	05/30/2033	405,000	394,788
BAE Systems PLC (Aerospace & Defense)	(b)	3.000%	09/15/2050	700,000	480,376
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(b)	7.625%	05/01/2027	125,000	116,251
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	940,753
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	250,000	217,291
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	350,000	348,723
Burlington Northern Santa Fe LLC (Ground Transportation)		3.000%	04/01/2025	475,000	457,165
Burlington Northern Santa Fe LLC (Ground Transportation)		5.200%	04/15/2054	350,000	356,969
Camelot Return Merger Sub, Inc. (Building Products)	(b)	8.750%	08/01/2028	25,000	23,625
Canadian Pacific Railway Co. (Ground Transportation)		1.750%	12/02/2026	90,000	80,898
Canadian Pacific Railway Co. (Ground Transportation)		2.050%	03/05/2030	175,000	146,797
Canadian Pacific Railway Co. (Ground Transportation)		3.000%	12/02/2041	75,000	61,348
Canadian Pacific Railway Co. (Ground Transportation)		3.500%	05/01/2050	675,000	516,099
Clarivate Science Holdings Corp. (Professional Svs.)	(b)	4.875%	07/01/2029	75,000	66,533
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	625,000	587,259
Cornerstone Building Brands, Inc. (Building Products)	(b)	6.125%	01/15/2029	25,000	19,750
CP Atlas Buyer, Inc. (Building Products)	(b)	7.000%	12/01/2028	50,000	39,250
Dun & Bradstreet Corp. / The (Professional Svs.)	(b)	5.000%	12/15/2029	50,000	44,086
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	750,000	697,721

115	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	3.850%	11/15/2024	$650,000	$633,057
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	4.600%	05/01/2028	150,000	145,663
ERAC U.S.A. Finance LLC (Ground Transportation)	(b)	4.900%	05/01/2033	215,000	210,088
Experian Finance PLC (Professional Svs.)	(b)	4.250%	02/01/2029	350,000	331,589
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(b)	6.000%	03/01/2029	125,000	104,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	4.625%	02/15/2027	50,000	45,750
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	50,000	40,973
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	745,000	673,052
GXO Logistics, Inc. (Air Freight & Logistics)		2.650%	07/15/2031	670,000	521,019
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(b)	3.875%	12/15/2028	50,000	43,289
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	440,000	410,489
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	370,000	274,830
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	850,000	779,101
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	4.125%	06/30/2028	25,000	22,007
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	5.875%	06/30/2029	100,000	80,991
Masco Corp. (Building Products)		3.500%	11/15/2027	350,000	327,042
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(b)	5.500%	02/01/2030	25,000	20,625
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	825,000	769,378
Penske Truck Leasing Co. LP / PTL Finance Corp. (Ground Transportation)	(b)	3.450%	07/01/2024	500,000	487,051
Raytheon Technologies Corp. (Aerospace & Defense)		5.150%	02/27/2033	680,000	689,295
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(b)	6.750%	03/15/2028	25,000	25,198
Ritchie Bros Holdings, Inc. (Commercial Svs. & Supplies)	(b)	7.750%	03/15/2031	25,000	25,936
Ryder System, Inc. (Ground Transportation)		5.250%	06/01/2028	650,000	641,784
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(b)	7.625%	04/01/2026	50,000	48,388
SPX FLOW, Inc. (Machinery)	(b)	8.750%	04/01/2030	75,000	67,499
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	600,000	562,025
TransDigm, Inc. (Aerospace & Defense)	(b)	6.250%	03/15/2026	75,000	74,633
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	200,000	188,640
TransDigm, Inc. (Aerospace & Defense)	(b)	6.750%	08/15/2028	25,000	25,095
Union Pacific Corp. (Ground Transportation)		2.375%	05/20/2031	585,000	494,666
United Parcel Service, Inc. (Air Freight & Logistics)		4.875%	03/03/2033	450,000	454,747
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	75,000	71,369
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	25,000	23,863
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	21,645
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	35,074
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	572,742
Watco Cos. LLC / Watco Finance Corp. (Ground Transportation)	(b)	6.500%	06/15/2027	50,000	47,515
WESCO Distribution, Inc. (Trading Companies & Distributors)	(b)	7.250%	06/15/2028	100,000	102,006
White Cap Buyer LLC (Building Products)	(b)	6.875%	10/15/2028	50,000	45,312
White Cap Parent LLC (Building Products)	(b)(c)	8.250%, 9.000% PIK	03/15/2026	50,000	47,896
Xylem, Inc. (Machinery)		2.250%	01/30/2031	705,000	584,982

					18,556,795

INFORMATION TECHNOLOGY – 1.6%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	563,009
Apple, Inc. (Tech. Hardware, Storage & Periph.)		4.000%	05/10/2028	625,000	614,846
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	475,000	350,316
AthenaHealth Group, Inc. (Software)	(b)	6.500%	02/15/2030	175,000	147,287
Boxer Parent Co., Inc. (Software)	(b)	9.125%	03/01/2026	50,000	49,750
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	285,000	262,214
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.469%	04/15/2034	510,000	418,357
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.187%	11/15/2036	15,000	11,336
Capstone Borrower, Inc. (Software)	(b)	8.000%	06/15/2030	50,000	49,376
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		2.670%	12/01/2026	480,000	430,982
Central Parent, Inc. / CDK Global, Inc. (Software)	(b)	7.250%	06/15/2029	75,000	74,159
Cloud Software Group, Inc. (Software)	(b)	6.500%	03/31/2029	50,000	44,519
Cloud Software Group, Inc. (Software)	(b)	9.000%	09/30/2029	25,000	21,836
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(b)	5.000%	12/15/2029	75,000	67,696
Consensus Cloud Solutions, Inc. (Software)	(b)	6.000%	10/15/2026	25,000	22,687
Consensus Cloud Solutions, Inc. (Software)	(b)	6.500%	10/15/2028	50,000	42,750
Elastic N.V. (Software)	(b)	4.125%	07/15/2029	50,000	43,134
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	597,609
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(b)	5.250%	12/01/2027	50,000	47,500
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	220,000	211,005
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	525,000	482,021
McAfee Corp. (Software)	(b)	7.375%	02/15/2030	175,000	152,166
NCR Corp. (Software)	(b)	5.000%	10/01/2028	25,000	22,311
NCR Corp. (Software)	(b)	5.250%	10/01/2030	50,000	43,470
Open Text Corp. (Software)	(b)	3.875%	12/01/2029	50,000	41,793

116	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Oracle Corp. (Software)		6.250%	11/09/2032	$600,000	$636,895
Oracle Corp. (Software)		3.600%	04/01/2050	700,000	500,191
Rocket Software, Inc. (Software)	(b)	6.500%	02/15/2029	125,000	105,275
Roper Technologies, Inc. (Software)		1.000%	09/15/2025	525,000	477,347
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	8.250%	12/15/2029	25,000	26,112
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	9.625%	12/01/2032	39,000	43,034
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	44,660
SS&C Technologies, Inc. (Professional Svs.)	(b)	5.500%	09/30/2027	100,000	95,733
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		6.100%	03/15/2033	350,000	354,631
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(b)	4.000%	03/01/2029	75,000	63,748
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	549,343
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(b)	7.500%	09/01/2025	50,000	40,571
VMware, Inc. (Software)		1.400%	08/15/2026	240,000	211,930
VMware, Inc. (Software)		2.200%	08/15/2031	190,000	149,302
Vontier Corp. (Electronic Equip., Instr. & Comp.)		1.800%	04/01/2026	465,000	412,854

					8,523,755

MATERIALS – 1.0%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	275,000	258,543
Anglo American Capital PLC (Metals & Mining)	(b)	2.875%	03/17/2031	775,000	639,885
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	5.250%	08/15/2027	300,000	254,124
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,497
Ball Corp. (Containers & Packaging)		6.000%	06/15/2029	25,000	24,813
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	25,000	20,564
Clearwater Paper Corp. (Paper & Forest Products)	(b)	4.750%	08/15/2028	100,000	88,016
Cleveland-Cliffs, Inc. (Metals & Mining)	(b)	4.875%	03/01/2031	50,000	43,943
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(b)	8.750%	04/15/2030	275,000	242,749
Coeur Mining, Inc. (Metals & Mining)	(b)	5.125%	02/15/2029	50,000	41,250
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	25,000	23,675
Diamond BC B.V. (Chemicals)	(b)	4.625%	10/01/2029	100,000	100,876
Glencore Funding LLC (Metals & Mining)	(b)	1.625%	04/27/2026	475,000	428,266
Glencore Funding LLC (Metals & Mining)	(b)	3.375%	09/23/2051	400,000	269,352
Graphic Packaging International LLC (Containers & Packaging)	(b)	3.500%	03/01/2029	50,000	43,722
International Flavors & Fragrances, Inc. (Chemicals)	(b)	1.832%	10/15/2027	450,000	379,460
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(b)	7.875%	08/15/2026	50,000	49,675
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(b)	9.250%	04/15/2027	25,000	23,075
OI European Group B.V. (Containers & Packaging)	(b)	4.750%	02/15/2030	50,000	45,128
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.625%	05/13/2027	38,000	37,627
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	7.250%	05/15/2031	25,000	25,313
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	675,000	661,035
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(b)	6.750%	05/15/2026	25,000	14,750
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	475,000	444,984
Sealed Air Corp. (Containers & Packaging)	(b)	4.000%	12/01/2027	50,000	45,637
SRS Distribution, Inc. (Construction Materials)	(b)	6.125%	07/01/2029	25,000	21,591
SRS Distribution, Inc. (Construction Materials)	(b)	6.000%	12/01/2029	125,000	107,881
Standard Industries, Inc. (Construction Materials)	(b)	5.000%	02/15/2027	150,000	142,957
Synovus Bank (Chemicals)		5.625%	02/15/2028	300,000	271,046
Trivium Packaging Finance B.V. (Containers & Packaging)	(b)	8.500%	08/15/2027	225,000	216,589
W.R. Grace Holdings LLC (Chemicals)	(b)	4.875%	06/15/2027	25,000	23,186
W.R. Grace Holdings LLC (Chemicals)	(b)	5.625%	08/15/2029	50,000	40,965
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	600,000	558,409

					5,614,583

REAL ESTATE – 1.3%
Alexandria Real Estate Equities, Inc. (Office REITs)		1.875%	02/01/2033	930,000	679,624
American Tower Corp. (Specialized REITs)		2.700%	04/15/2031	650,000	538,998
AvalonBay Communities, Inc. (Residential REITs)		3.350%	05/15/2027	725,000	676,246
Boston Properties LP (Office REITs)		3.650%	02/01/2026	650,000	603,024
Crown Castle, Inc. (Specialized REITs)		3.250%	01/15/2051	800,000	545,260
Healthcare Realty Holdings LP (Health Care REITs)		2.000%	03/15/2031	525,000	403,045
Iron Mountain, Inc. (Specialized REITs)	(b)	7.000%	02/15/2029	50,000	50,084
Kimco Realty OP LLC (Retail REITs)		2.700%	10/01/2030	550,000	453,116
Mid-America Apartments LP (Residential REITs)		4.000%	11/15/2025	725,000	701,366
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(b)	5.000%	08/15/2027	25,000	22,693
Outfront Media Capital LLC / Outfront Media Capital Corp. (Specialized REITs)	(b)	4.250%	01/15/2029	50,000	42,018
Piedmont Operating Partnership LP (Office REITs)		2.750%	04/01/2032	300,000	201,994
Regency Centers LP (Retail REITs)		2.950%	09/15/2029	800,000	685,671
RHP Hotel Properties LP / RHP Finance Corp. (Hotel & Resort REITs)	(b)	7.250%	07/15/2028	25,000	25,256
UDR, Inc. (Residential REITs)		3.500%	01/15/2028	725,000	662,287
VICI Properties LP / VICI Note Co., Inc. (Specialized REITs)	(b)	4.625%	06/15/2025	75,000	72,468

117	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

REAL ESTATE (continued)
Welltower OP LLC (Health Care REITs)		4.250%	04/01/2026	$475,000	$459,301
WP Carey, Inc. (Diversified REITs)		3.850%	07/15/2029	350,000	317,532

					7,139,983

UTILITIES – 2.3%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,000,000	856,329
American Electric Power Co., Inc. (Electric Utilities)		2.031%	03/15/2024	335,000	325,791
American Electric Power Co., Inc. (Electric Utilities)		5.625%	03/01/2033	380,000	386,331
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	50,000	48,260
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	305,018
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.000%	02/01/2031	50,000	41,354
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	3.750%	03/01/2031	25,000	20,253
Constellation Energy Generation LLC (Electric Utilities)		5.800%	03/01/2033	400,000	409,453
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	601,515
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	491,675
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	588,067
Electricite de France SA (Electric Utilities)	(b)	6.250%	05/23/2033	445,000	452,378
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	400,000	378,224
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	400,000	324,481
Emerald Debt Merger Sub LLC (Electric Utilities)	(b)	6.625%	12/15/2030	75,000	74,344
Enel Finance International N.V. (Electric Utilities)	(b)	2.250%	07/12/2031	750,000	587,569
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	631,238
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,098,010
Exelon Corp. (Electric Utilities)		4.100%	03/15/2052	55,000	44,337
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	210,842
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	450,000	443,594
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	270,000	215,993
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	565,192
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	499,032
NiSource, Inc. (Multi-Utilities)		5.250%	03/30/2028	105,000	104,917
NiSource, Inc. (Multi-Utilities)		5.400%	06/30/2033	500,000	500,334
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	50,000	47,383
NRG Energy, Inc. (Electric Utilities)	(b)	3.875%	02/15/2032	25,000	19,262
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	200,000	188,779
Puget Energy, Inc. (Electric Utilities)		2.379%	06/15/2028	685,000	590,764
Sempra Energy (Multi-Utilities)		3.700%	04/01/2029	590,000	538,871
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(d)	4.000%	01/15/2051	700,000	647,374
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	50,000	48,309
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(b)	5.000%	06/01/2031	25,000	20,929
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(b)	5.000%	01/31/2028	75,000	69,049
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	25,000	25,737
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	75,000	72,168
WEC Energy Group, Inc. (Multi-Utilities)		0.800%	03/15/2024	220,000	212,314
WEC Energy Group, Inc. (Multi-Utilities)		2.200%	12/15/2028	190,000	163,430

					12,848,900

Total Corporate Bonds (Cost $167,670,387)					$146,194,701

U.S. Government Agency Mortgage-Backed Securities – 23.6%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM4333		3.500%	12/01/2047	$936,269	$865,180
Fannie Mae Pool FN BN6715		4.000%	06/01/2049	2,735,507	2,610,413
Fannie Mae Pool FN BP2797		2.500%	05/01/2050	1,405,037	1,198,895
Fannie Mae Pool FN BP6700		2.500%	09/01/2050	3,875,176	3,330,040
Fannie Mae Pool FN BP8188		2.000%	09/01/2050	6,077,926	4,998,883
Fannie Mae Pool FN BQ4558		2.000%	03/01/2051	2,032,179	1,665,886
Fannie Mae Pool FN BR1844		2.500%	01/01/2051	1,152,674	983,540
Fannie Mae Pool FN BR4390		2.000%	03/01/2051	3,509,732	2,881,154
Fannie Mae Pool FN BR9750		2.000%	04/01/2051	3,540,952	2,904,041
Fannie Mae Pool FN BT7183		2.500%	08/01/2051	1,560,739	1,332,590
Fannie Mae Pool FN BU3058		2.500%	12/01/2051	2,755,516	2,339,355
Fannie Mae Pool FN BW7264		5.500%	11/01/2052	2,818,399	2,813,897
Fannie Mae Pool FN BW7449		5.000%	11/01/2052	981,260	962,228
Fannie Mae Pool FN BW9916		5.000%	10/01/2052	743,064	728,279
Fannie Mae Pool FN CA4819		4.000%	12/01/2049	941,101	895,499
Fannie Mae Pool FN CA5348		3.500%	03/01/2050	1,492,833	1,374,890
Fannie Mae Pool FN CA5706		2.500%	05/01/2050	1,831,128	1,562,463
Fannie Mae Pool FN CA6998		3.000%	09/01/2050	2,873,792	2,551,388
Fannie Mae Pool FN CA8118		2.000%	12/01/2050	1,759,798	1,447,148
Fannie Mae Pool FN CA9293		2.500%	02/01/2051	2,344,496	1,999,642

118	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN CA9390		2.500%	03/01/2051	$4,208,415	$3,573,593
Fannie Mae Pool FN CB1150		3.000%	07/01/2051	1,844,664	1,624,807
Fannie Mae Pool FN CB1867		2.500%	10/01/2051	5,202,330	4,414,655
Fannie Mae Pool FN CB3335		4.500%	04/01/2052	4,679,005	4,562,696
Fannie Mae Pool FN CB3586		3.000%	05/01/2052	3,655,021	3,220,022
Fannie Mae Pool FN FM2778		3.000%	03/01/2050	2,048,826	1,819,427
Fannie Mae Pool FN FM3734		3.500%	09/01/2049	1,106,989	1,029,561
Fannie Mae Pool FN FM3919		4.000%	05/01/2049	694,159	667,829
Fannie Mae Pool FN FM4122		2.000%	08/01/2050	6,167,411	5,077,450
Fannie Mae Pool FN FM4317		3.000%	09/01/2050	2,700,428	2,392,909
Fannie Mae Pool FN FM4532		3.000%	09/01/2050	3,083,440	2,733,756
Fannie Mae Pool FN FM6708		2.500%	01/01/2051	3,052,252	2,604,393
Fannie Mae Pool FN FM7293		2.500%	05/01/2051	1,216,515	1,036,887
Fannie Mae Pool FN FM7706		3.500%	08/01/2050	3,042,770	2,804,848
Fannie Mae Pool FN FS2041		2.000%	08/01/2051	3,781,165	3,091,661
Fannie Mae Pool FN FS2099		1.500%	04/01/2052	1,275,259	986,235
Fannie Mae Pool FN FS3024		4.000%	09/01/2052	1,587,193	1,491,776
Fannie Mae Pool FN FS3747		5.500%	12/01/2052	474,602	473,710
Fannie Mae Pool FN FS3813		4.500%	11/01/2052	1,240,444	1,192,773
Fannie Mae Pool FN MA4138		1.500%	09/01/2050	4,167,714	3,231,219
Fannie Mae Pool FN MA4255		2.000%	02/01/2051	1,589,831	1,303,054
Fannie Mae Pool FN MA4593		4.000%	03/01/2052	814,291	764,362
Fannie Mae Pool FN MA4732		4.000%	09/01/2052	1,940,150	1,820,961
Fannie Mae Pool FN MA4804		4.000%	11/01/2052	790,833	742,251
Fannie Mae Pool FN MA4980		6.000%	04/01/2053	240,882	242,992
Freddie Mac Pool FR QF1237		5.000%	10/01/2052	2,626,982	2,576,213
Freddie Mac Pool FR QF2557		4.500%	10/01/2052	265,031	254,836
Freddie Mac Pool FR QF6796		5.500%	01/01/2053	445,910	444,712
Freddie Mac Pool FR RA3357		2.000%	08/01/2050	1,147,225	943,646
Freddie Mac Pool FR RA3575		2.000%	09/01/2050	5,595,563	4,601,717
Freddie Mac Pool FR RA5761		2.000%	06/01/2051	2,312,066	1,895,004
Freddie Mac Pool FR RA7279		3.500%	05/01/2052	2,761,827	2,519,069
Freddie Mac Pool FR SD0451		3.000%	10/01/2050	842,622	746,732
Freddie Mac Pool FR SD0625		2.500%	05/01/2051	2,049,027	1,749,523
Freddie Mac Pool FR SD0977		3.500%	02/01/2052	5,632,515	5,163,774
Freddie Mac Pool FR SD1966		4.000%	11/01/2052	967,483	908,497
Freddie Mac Pool FR SD7505		4.500%	08/01/2049	715,517	701,770
Freddie Mac Pool FR SD8104		1.500%	11/01/2050	2,028,500	1,568,909
Freddie Mac Pool FR SD8121		2.000%	01/01/2051	1,567,872	1,289,400
Freddie Mac Pool FR SD8148		3.000%	05/01/2051	2,906,131	2,566,623
Freddie Mac Pool FR SD8210		4.000%	03/01/2052	785,048	737,392
Freddie Mac Pool FR SD8211		2.000%	05/01/2052	6,181,120	5,041,529
Freddie Mac Pool FR SD8214		3.500%	05/01/2052	609,560	555,585
Freddie Mac Pool FR SD8275		4.500%	12/01/2052	1,221,657	1,174,662
Freddie Mac Pool FR ZT1257		3.000%	01/01/2046	700,410	627,333
Ginnie Mae II Pool G2 MA6866		3.000%	09/20/2050	1,327,193	1,194,251

Total U.S. Government Agency Mortgage-Backed Securities (Cost $145,838,782)					$129,610,415

Investment Companies – 5.9%				Shares	Value

Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 06/28/2021, Cost $746,662)			(e)(f)	77,055	$668,066
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 06/28/2021 through 03/24/2023, Cost $14,197,731)			(e)(f)	1,608,823	12,709,703
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $19,222,113)			(f)(g)	2,176,961	19,048,411

Total Investment Companies (Cost $34,166,506)					$32,426,180

Asset-Backed / Mortgage-Backed Securities – 5.2%		Rate	Maturity	Face Amount	Value

FINANCIALS – 5.2%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$180,000	$170,465
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	161,873
BANK 2022-BNK40 A4		3.507%	03/15/2064	660,000	574,021
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	890,095
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	464,295
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	91,367
Chesapeake Funding II LLC 2020-1A D	(b)	2.830%	08/15/2032	150,000	148,340
Ford Credit Auto Owner Trust 2023-1 C	(b)	5.580%	08/15/2035	3,000,000	2,962,680
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	384,588
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	331,261
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	330,956
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	382,178

119	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
GS Mortgage-Backed Securities Trust 2022-PJ3 A4	(b)	2.500%	08/25/2052	$1,843,503	$1,484,379
Home Partners of America 2022-1 B	(b)	4.330%	04/17/2039	735,013	689,507
Invitation Homes 2018-SFR4 B	(b)(h)	ML + 125	01/17/2038	2,999,862	2,984,284
J.P. Morgan Mortgage Trust 2022-1 A2	(b)	3.000%	07/25/2052	1,365,623	1,146,643
J.P. Morgan Mortgage Trust 2023-4 1A2	(b)	6.000%	11/25/2053	2,000,000	1,987,500
JP Morgan Mortgage Trust 2022-2 A3	(b)	2.500%	08/25/2052	1,827,091	1,464,313
JP Morgan Mortgage Trust 2022-3 A3	(b)	2.500%	08/25/2052	1,840,579	1,482,025
MMAF Equipment Finance LLC 2020-A A5	(b)	1.560%	10/09/2042	750,000	650,620
Navient Private Education Refi Loan Trust 2020-FA A	(b)	1.220%	07/15/2069	148,469	131,781
PFS Financing Corp. 2020-G B	(b)	1.570%	02/15/2026	310,000	300,558
Progress Residential 2022-SFR1 E1	(b)	3.930%	02/17/2041	900,000	767,109
Progress Residential 2022-SFR2 D	(b)	3.945%	04/17/2027	1,000,000	904,849
Progress Residential 2022-SFR4 B	(b)	4.788%	05/17/2041	800,000	756,741
Santander Consumer Auto Receivables Trust 2020-BA D	(b)	2.140%	12/15/2026	530,000	507,262
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	745,643	726,710
Santander Drive Auto Receivables Trust 2023-1 C		5.090%	05/15/2030	2,400,000	2,337,235
Sierra Timeshare 2020-2A A	(b)	1.330%	07/20/2037	171,645	158,958
SMB Private Education Loan Trust 2020-B A1A	(b)	1.290%	07/15/2053	367,798	327,738
World Omni Auto Receivables Trust 2023-A B		5.030%	05/15/2029	2,420,000	2,380,289
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	237,322

Total Asset-Backed / Mortgage-Backed Securities (Cost $30,638,651)					$28,317,942

Sovereign Debt Issues – 0.3%		Rate	Maturity	Face Amount	Value
Mexico Government International Bond		3.750%	01/11/2028	$625,000	$594,294
Mexico Government International Bond		4.500%	01/31/2050	775,000	631,115
Republic of Poland Government International Bond		4.000%	01/22/2024	600,000	594,463

Total Sovereign Debt Issues (Cost $2,094,918)					$1,819,872

Total Investments – 96.4% (Cost $588,454,896)	(i)				$529,050,595
Other Assets in Excess of Liabilities – 3.6%					19,735,020

Net Assets – 100.0%					$548,785,615

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 4.130% at 06/30/2023
ML:	Monthly U.S. LIBOR Rate, 5.218% at 06/30/2023
PIK:	Payment-in-Kind
REITs:	Real Estate Investment Trusts
SOFR:	Secured Overnight Financing Rate, 5.090% at 06/30/2023
TSFR3M:	Quarterly CME Term SOFR, 5.268% at 06/30/2023

Footnotes:

(a)

Security is partially pledged as collateral for the futures contracts outstanding at June 30, 2023. The market value of securities pledged totaled $1,517,625. See also the following Schedule of Open Futures Contracts.

(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2023, the value of these securities totaled $45,727,934, or 8.3% of the Portfolio’s net assets.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2023.

(e)

Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.

(f)	Represents a security deemed to be restricted. At June 30, 2023, the value of restricted securities in the Portfolio totaled $32,426,180, or 5.9% of the Portfolio’s net assets.
(g)

Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund’s Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund’s transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund’s NAV is calculated each day the NYSE is open.

(h)	A future alternate reference rate has been determined by the issuer. See also Note 2 of the Notes to Financial Statements.
(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

120	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Open Futures Contracts	June 30, 2023 (Unaudited)

   Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Long	265	September 20, 2023	$31,593,565	$31,385,938	$(207,627)	$78,672
CBT 10-Year U.S. Treasury Note - Long	85	September 20, 2023	9,656,442	9,542,578	(113,864)	11,953
CBT 5-Year U.S. Treasury Note - Long	679	September 29, 2023	73,800,842	72,716,656	(1,084,186)	0

			$115,050,849	$113,645,172	$(1,405,677)	$90,625

   Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	212	September 20, 2023	$(28,475,429)	$(28,878,375)	$(402,946)	$(265,000)

Total Futures Contracts			$86,575,420	$84,766,797	$(1,808,623)	$(174,375)

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Unaudited)

Objective/Strategy

The ON U.S. Low Volatility Portfolio seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.

Performance as of June 30, 2023

Average Annual returns
One year	8.63%
Since inception (6/25/21)	4.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.61% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 5.31% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. The market heavily rewarded risk-taking over the six-month period, resulting in higher beta stocks strongly outperforming their lower beta counterparts. The strategy’s defensive positioning, namely the underweight to higher beta stocks (and overweight to lower beta stocks) and the overweight to the defensive consumer staples sector and underweight to Information Technology, were the main drivers of underperformance over the six-month period. Selection and allocation within Health Care also detracted.

While the U.S. equity market recorded solid gains over the six-month period, the market’s rally remained notably narrow, as the mega-cap growth stocks continued to post outsized gains. Only 28% of stocks in the benchmark outperformed during the six-month period. Given the concentration and narrow nature of the market, the strategy’s broader diversification and smaller size positioning detracted from performance over the six-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

122	(continued)

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	99.2
Other Net Assets	0.8

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	5.4
2.	Microsoft Corp.	4.4
3.	Walmart, Inc.	3.1
4.	Activision Blizzard, Inc.	2.8
5.	Bristol-Myers Squibb Co.	2.8
6.	Merck & Co., Inc.	2.6
7.	Gilead Sciences, Inc.	2.5
8.	Becton Dickinson & Co.	2.4
9.	AbbVie, Inc.	2.3
10.	Johnson & Johnson	2.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	22.9
Consumer Staples	20.8
Information Technology	15.0
Industrials	13.7
Communication Services	9.7
Financials	8.1
Consumer Discretionary	7.1
Utilities	1.7
Real Estate	0.2

99.2

123

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 99.2%			Shares	Value
COMMUNICATION SERVICES – 9.7%
Activision Blizzard, Inc. (Entertainment)	(a	)	242,524	$20,444,773
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	29,594	3,542,402
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	34,668	4,193,788
AT&T, Inc. (Diversified Telecom. Svs.)			154,004	2,456,364
Electronic Arts, Inc. (Entertainment)			116,184	15,069,065
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	11,945	1,757,826
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	44,100	6,125,490
Verizon Communications, Inc. (Diversified Telecom. Svs.)			443,282	16,485,657

				70,075,365

CONSUMER DISCRETIONARY – 7.1%
Amazon.com, Inc. (Broadline Retail)	(a	)	34,785	4,534,573
AutoZone, Inc. (Specialty Retail)	(a	)	2,270	5,659,927
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	2,728	5,835,192
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			12,275	4,136,552
Hilton Worldwide Holdings, Inc. (Hotels,
Restaurants & Leisure)			39,077	5,687,657
McDonald’s Corp. (Hotels, Restaurants & Leisure)			36,163	10,791,401
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	8,875	8,478,288
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			43,604	6,041,334

				51,164,924

CONSUMER STAPLES – 20.8%
Altria Group, Inc. (Tobacco)			93,690	4,244,157
Brown-Forman Corp. Class B (Beverages)			67,022	4,475,729
Campbell Soup Co. (Food Products)			40,269	1,840,696
Church & Dwight Co., Inc. (Household Products)			130,158	13,045,736
Clorox Co. / The (Household Products)			46,762	7,437,029
Coca-Cola Co. / The (Beverages)			12,487	751,967
Colgate-Palmolive Co. (Household Products)			21,967	1,692,338
Conagra Brands, Inc. (Food Products)			184,956	6,236,716
Constellation Brands, Inc. Class A (Beverages)			3,211	790,323
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)			6,617	3,562,460
Dollar General Corp. (Consumer Staples Distribution & Retail)			71,779	12,186,639
Dollar Tree, Inc. (Consumer Staples
Distribution & Retail)	(a	)	45,819	6,575,027
General Mills, Inc. (Food Products)			143,448	11,002,462
Hershey Co. / The (Food Products)			14,693	3,668,842
Hormel Foods Corp. (Food Products)			154,567	6,216,685
J.M. Smucker Co. / The (Food Products)			47,291	6,983,462
Kellogg Co. (Food Products)			134,049	9,034,903
Kimberly-Clark Corp. (Household Products)			52,257	7,214,601
Kroger Co. / The (Consumer Staples Distribution & Retail)			210,821	9,908,587
McCormick & Co., Inc. (Food Products)			21,370	1,864,105
Mondelez International, Inc. Class A (Food Products)			33,308	2,429,486
Monster Beverage Corp. (Beverages)	(a	)	27,707	1,591,490
PepsiCo, Inc. (Beverages)			7,383	1,367,479
Procter & Gamble Co. / The (Household Products)			4,104	622,741
Tyson Foods, Inc. Class A (Food Products)			61,075	3,117,268
Walmart, Inc. (Consumer Staples Distribution & Retail)			145,096	22,806,189

				150,667,117

FINANCIALS – 8.1%
Aon PLC Class A (Insurance)			6,237	2,153,013
Arch Capital Group Ltd. (Insurance)	(a)		120,348	9,008,048

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
Arthur J. Gallagher & Co. (Insurance)			12,807	$2,812,033
Assurant, Inc. (Insurance)			22,040	2,770,869
Berkshire Hathaway, Inc. Class B (Financial Services)	(a)		36,432	12,423,312
Brown & Brown, Inc. (Insurance)			77,814	5,356,716
CBOE Global Markets, Inc. (Capital Markets)			39,844	5,498,871
FactSet Research Systems, Inc. (Capital Markets)			6,493	2,601,421
Fiserv, Inc. (Financial Services)	(a	)	16,631	2,098,001
FleetCor Technologies, Inc. (Financial Services)	(a	)	241	60,510
Goldman Sachs Group, Inc. / The (Capital Markets)			4,660	1,503,036
Intercontinental Exchange, Inc. (Capital Markets)			7,705	871,281
Jack Henry & Associates, Inc. (Financial Services)			14,137	2,365,544
Loews Corp. (Insurance)			70,803	4,204,282
Marsh & McLennan Cos., Inc. (Insurance)			14,817	2,786,781
Nasdaq, Inc. (Capital Markets)			21,878	1,090,618
W.R. Berkley Corp. (Insurance)			12,247	729,431

				58,333,767

HEALTH CARE – 22.9%
AbbVie, Inc. (Biotechnology)			124,669	16,796,654
AmerisourceBergen Corp. (Health Care Providers & Svs.)			6,596	1,269,268
Amgen, Inc. (Biotechnology)			4,086	907,174
Baxter International, Inc. (Health Care Equip. & Supplies)			14,099	642,350
Becton Dickinson & Co. (Health Care Equip. & Supplies)			64,656	17,069,830
Biogen, Inc. (Biotechnology)	(a	)	1,704	485,384
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	51,995	2,812,409
Bristol-Myers Squibb Co. (Pharmaceuticals)			314,845	20,134,338
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			6,500	2,492,295
CVS Health Corp. (Health Care Providers & Svs.)			4,569	315,855
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	11,785	1,184,039
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)			53,424	4,340,166
Gilead Sciences, Inc. (Biotechnology)			233,500	17,995,845
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	59,917	4,859,269
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	35,680	2,889,010
Humana, Inc. (Health Care Providers & Svs.)			11,890	5,316,376
Incyte Corp. (Biotechnology)	(a	)	85,107	5,297,911
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	1,957	439,875
Johnson & Johnson (Pharmaceuticals)			99,867	16,529,986
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)			23,629	5,702,387
McKesson Corp. (Health Care Providers & Svs.)			12,157	5,194,808
Merck & Co., Inc. (Pharmaceuticals)			164,825	19,019,157
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	165	216,421
Pfizer, Inc. (Pharmaceuticals)			145,033	5,319,810
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			49,088	6,899,809
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,241	1,140,540
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	3,165	843,599

				166,114,565

INDUSTRIALS – 13.7%
AMETEK, Inc. (Electrical Equip.)			88,655	14,351,471
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			23,006	2,170,616

124	(continued)

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	12,600	$1,149,246
Dover Corp. (Machinery)			9,195	1,357,642
Expeditors International of Washington, Inc. (Air Freight & Logistics)			10,303	1,248,002
Fortive Corp. (Machinery)			114,947	8,594,587
General Electric Co. (Industrial Conglomerates)			30,143	3,311,209
Honeywell International, Inc. (Industrial Conglomerates)			5,590	1,159,925
IDEX Corp. (Machinery)			22,861	4,921,059
Illinois Tool Works, Inc. (Machinery)			12,456	3,115,993
Ingersoll Rand, Inc. (Machinery)			33,026	2,158,579
J.B. Hunt Transport Services, Inc. (Ground Transportation)			1,134	205,288
Jacobs Solutions, Inc. (Professional Svs.)			387	46,011
L3Harris Technologies, Inc. (Aerospace & Defense)			3,181	622,744
Leidos Holdings, Inc. (Professional Svs.)			62,482	5,528,407
Lockheed Martin Corp. (Aerospace & Defense)			33,573	15,456,338
Nordson Corp. (Machinery)			23,892	5,929,517
Northrop Grumman Corp. (Aerospace & Defense)			7,564	3,447,671
Otis Worldwide Corp. (Machinery)			29,217	2,600,605
Republic Services, Inc. (Commercial Svs. & Supplies)			39,046	5,980,676
Snap-on, Inc. (Machinery)			3,927	1,131,722
TransDigm Group, Inc. (Aerospace & Defense)			1,413	1,263,462
United Rentals, Inc. (Trading Companies & Distributors)			2,916	1,298,699
Verisk Analytics, Inc. (Professional Svs.)			11,614	2,625,113
W.W. Grainger, Inc. (Trading Companies & Distributors)			1,510	1,190,771
Waste Management, Inc. (Commercial Svs. & Supplies)			35,555	6,165,948
Xylem, Inc. (Machinery)			19,778	2,227,398

				99,258,699

INFORMATION TECHNOLOGY – 15.0%
Akamai Technologies, Inc. (IT Svs.)	(a	)	34,725	3,120,736
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			7,167	608,837

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)			199,861	$38,767,038
F5, Inc. (Communications Equip.)	(a	)	3,612	528,291
Fair Isaac Corp. (Software)	(a	)	3,615	2,925,294
First Solar, Inc. (Semiconductors & Equip.)	(a	)	7,213	1,371,119
Gartner, Inc. (IT Svs.)	(a	)	1,195	418,620
Gen Digital, Inc. (Software)			52,068	965,861
International Business Machines Corp. (IT Svs.)			37,542	5,023,495
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	9,977	1,670,649
Microsoft Corp. (Software)			92,932	31,647,063
NVIDIA Corp. (Semiconductors & Equip.)			6,108	2,583,806
Roper Technologies, Inc. (Software)			11,292	5,429,194
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a	)	2,549	685,808
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	16,650	6,844,982
VeriSign, Inc. (IT Svs.)	(a	)	23,787	5,375,148
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	3,361	994,285

				108,960,226

REAL ESTATE – 0.2%
Public Storage (Specialized REITs)			4,927	1,438,093

UTILITIES – 1.7%
Ameren Corp. (Multi-Utilities)			7,744	632,452
Atmos Energy Corp. (Gas Utilities)			17,531	2,039,556
CMS Energy Corp. (Multi-Utilities)			31,244	1,835,585
Consolidated Edison, Inc. (Multi-Utilities)			44,499	4,022,710
DTE Energy Co. (Multi-Utilities)			6,986	768,600
Duke Energy Corp. (Electric Utilities)			3,404	305,475
Evergy, Inc. (Electric Utilities)			13,052	762,498
NiSource, Inc. (Multi-Utilities)			67,071	1,834,392

				12,201,268

Total Common Stocks (Cost $676,759,969)				$718,214,024

Total Investments – 99.2% (Cost $676,759,969)	(b	)		$718,214,024
Other Assets in Excess of Liabilities – 0.8%				5,565,941

Net Assets – 100.0%				$723,779,965

Percentages are stated as a percent of net assets.

Abbreviations:

REITs: Real	Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited)

Objective/Strategy

The ON AB Relative Value Portfolio seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

Performance as of June 30, 2023

Average Annual returns
One year	12.88%
Since inception (12/2/21)	2.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 3.59% versus 5.12% for its benchmark, the Russell 1000® Value Index.

Q. What affected the Portfolio’s performance?

A. The strategy’s overexposure to the beta and profitability factors and underexposures to the dividend yield and leverage factors contributed to relative performance, while the strategy’s underexposures to the size and earnings yield factors detracted from relative performance. From a sector perspective, security selection was the primary driver of underperformance. Selections within Health Care, Consumer Staples, and Information Technology were the largest detractors, somewhat offset by picks within Financials, Consumer Discretionary, and Real Estate. From a sector allocation perspective, the Portfolio’s overweights to Information Technology and Industrials and an underweight to Utilities were the largest contributors to relative returns. Underweights to Communication Services and Materials and an overweight to Health Care were the largest detractors.

Leading security contributors to relative performance included Builders FirstSource, Inc., Pfizer, Inc. and PACCAR Inc. Leading detractors from relative performance included Elevance Health, Inc., Amgen, Inc. and The Cigna Group. Not holding Meta Platforms, Inc. Class A in the Portfolio was the largest detractor from relative performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

126	(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Common Stocks (4)	96.5
Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	Berkshire Hathaway, Inc. Class B	4.3
2.	Philip Morris International, Inc.	4.2
3.	Elevance Health, Inc.	4.2
4.	JPMorgan Chase & Co.	3.7
5.	Alphabet, Inc. Class C	3.6
6.	Mastercard, Inc. Class A	3.5
7.	Gilead Sciences, Inc.	3.3
8.	Roche Holding AG – ADR	3.2
9.	Regeneron Pharmaceuticals, Inc.	2.8
10.	Weyerhaeuser Co.	2.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	21.4
Health Care	19.0
Industrials	18.9
Information Technology	8.8
Consumer Staples	6.7
Energy	5.8
Communication Services	5.6
Consumer Discretionary	5.4
Real Estate	2.7
Materials	1.7
Utilities	0.5

96.5

127

Ohio National Fund, Inc.	ON AB Relative Value Portfolio

Schedule of Investments	June 30, 2023 (Unaudited)

Common Stocks – 96.5%			Shares	Value

COMMUNICATION SERVICES – 5.6%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	38,178	$4,618,393
Comcast Corp. Class A (Media)			60,962	2,532,971

				7,151,364

CONSUMER DISCRETIONARY – 5.4%
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	186	502,261
BorgWarner, Inc. (Automobile Components)			30,587	1,496,010
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			6,632	779,393
D.R. Horton, Inc. (Household Durables)			4,577	556,975
LKQ Corp. (Distributors)			20,991	1,223,146
Lowe’s Cos., Inc. (Specialty Retail)			8,600	1,941,020
Ulta Beauty, Inc. (Specialty Retail)	(a	)	1,098	516,713

				7,015,518

CONSUMER STAPLES – 6.7%
BJ’s Wholesale Club Holdings, Inc. (Consumer Staples Distribution & Retail)	(a	)	17,963	1,131,848
Kraft Heinz Co. / The (Food Products)			31,074	1,103,127
Kroger Co. / The (Consumer Staples Distribution & Retail)			21,555	1,013,085
Philip Morris International, Inc. (Tobacco)			55,445	5,412,541

				8,660,601

ENERGY – 5.8%
Chevron Corp. (Oil, Gas & Consumable Fuels)			14,130	2,223,355
ConocoPhillips (Oil, Gas & Consumable Fuels)			9,883	1,023,978
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			13,835	1,583,277
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			25,959	920,247
Phillips 66 (Oil, Gas & Consumable Fuels)			18,230	1,738,777

				7,489,634

FINANCIALS – 21.4%
American International Group, Inc. (Insurance)			25,488	1,466,580
Axis Capital Holdings Ltd. (Insurance)			44,600	2,400,818
Bank OZK (Banks)			18,994	762,799
Berkshire Hathaway, Inc. Class B (Financial Services)	(a	)	16,158	5,509,878
Fiserv, Inc. (Financial Services)	(a	)	9,194	1,159,823
Goldman Sachs Group, Inc. / The (Capital Markets)			1,530	493,486
Houlihan Lokey, Inc. (Capital Markets)			17,510	1,721,408
JPMorgan Chase & Co. (Banks)			32,669	4,751,379
Mastercard, Inc. Class A (Financial Services)			11,644	4,579,585
MetLife, Inc. (Insurance)			15,024	849,307
PayPal Holdings, Inc. (Financial Services)	(a	)	17,314	1,155,363
Raymond James Financial, Inc. (Capital Markets)			5,446	565,131
Wells Fargo & Co. (Banks)			51,364	2,192,216

				27,607,773

HEALTH CARE – 19.0%
AmerisourceBergen Corp. (Health Care Providers & Svs.)			4,672	899,033
Amgen, Inc. (Biotechnology)			10,630	2,360,073
Cigna Group / The (Health Care Providers & Svs.)			6,191	1,737,195
Elevance Health, Inc. (Health Care Providers & Svs.)			12,083	5,368,356
Gilead Sciences, Inc. (Biotechnology)			55,538	4,280,314
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			14,686	2,064,264
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	5,026	3,611,382
Roche Holding AG – ADR (Pharmaceuticals)			109,478	4,182,059

				24,502,676

Common Stocks (Continued)			Shares	Value

INDUSTRIALS – 18.9%
Acuity Brands, Inc. (Electrical Equip.)			3,051	$497,557
Builders FirstSource, Inc. (Building Products)	(a	)	9,486	1,290,096
Curtiss-Wright Corp. (Aerospace & Defense)			4,250	780,555
Dover Corp. (Machinery)			3,405	502,748
EMCOR Group, Inc. (Construction & Engineering)			7,084	1,308,982
Emerson Electric Co. (Electrical Equip.)			15,319	1,384,684
Expeditors International of Washington, Inc. (Air Freight & Logistics)			7,456	903,145
Ferguson PLC (Trading Companies & Distributors)			5,990	942,287
Knight-Swift Transportation Holdings, Inc. (Ground Transportation)			8,814	489,706
Maximus, Inc. (Professional Svs.)			22,134	1,870,544
Middleby Corp. / The (Machinery)	(a	)	3,420	505,579
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			5,070	483,070
nVent Electric PLC (Electrical Equip.)			52,817	2,729,054
PACCAR, Inc. (Machinery)			30,271	2,532,169
Raytheon Technologies Corp. (Aerospace & Defense)			34,933	3,422,037
Robert Half International, Inc. (Professional Svs.)			13,913	1,046,536
Sensata Technologies Holding PLC (Electrical Equip.)			34,232	1,540,098
Textron, Inc. (Aerospace & Defense)			17,305	1,170,337
Westinghouse Air Brake Technologies Corp. (Machinery)			8,549	937,569

				24,336,753

INFORMATION TECHNOLOGY – 8.8%
Accenture PLC Class A (IT Svs.)			6,776	2,090,938
Cisco Systems, Inc. (Communications Equip.)			48,687	2,519,065
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	6,669	905,784
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	6,100	1,021,445
NXP Semiconductors N.V. (Semiconductors & Equip.)			5,422	1,109,775
QUALCOMM, Inc. (Semiconductors & Equip.)			20,851	2,482,103
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors & Equip.)			12,084	1,219,517

				11,348,627

MATERIALS – 1.7%
BHP Group Ltd. – ADR (Metals & Mining)			11,085	661,442
LyondellBasell Industries N.V. Class A (Chemicals)			16,866	1,548,805

				2,210,247

REAL ESTATE – 2.7%
Weyerhaeuser Co. (Specialized REITs)			104,153	3,490,167

UTILITIES – 0.5%
IDACORP, Inc. (Electric Utilities)			6,071	622,885

Total Common Stocks (Cost $117,279,547)				$124,436,245

Total Investments – 96.5% (Cost $117,279,547)	(b	)		$124,436,245
Other Assets in Excess of Liabilities – 3.5%				4,459,095

Net Assets – 100.0%				$128,895,340

128	(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Continued)

Schedule of Investments	June 30, 2023 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
REITs:	Real Estate Investment Trusts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Balanced Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

Performance as of June 30, 2023

Average Annual returns
One year	6.85%
Since inception (6/25/21)	-3.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.69% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 8.22% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. Over the period, the Portfolio was invested roughly 50% in equities and 50% in fixed income. Given the strong performance of equities in the first half of the year, the Portfolio’s fixed income exposure to iShares Core U.S. Aggregate Bond ETF, BlackRock Ultra Short-Term Bond ETF, and iShares iBoxx $ Investment Grade Corporate Bond ETF were the largest detractors over the period, as fixed income markets underperformed when compared to the primary benchmark. Country exposures that contributed to performance include Japan, Taiwan, and Italy, while positioning in the U.S., Canada, and the UK detracted over the period. During the period, futures contracts contributed 166 basis points (1.66%) of absolute return for the Portfolio in aggregate.

In Asia, Japan equities posted strong returns as the Yen weakened further while the Bank of Japan did not adjust its yield curve control policy. The Portfolio held an overweight to Japan equities through much of the quarter and benefited from this looser monetary policy. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Exchange Traded Funds	94.1
Money Market Funds and Other Net Assets	5.9

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	36.9
2.	iShares Core S&P 500 ETF	15.3
3.	iShares Russell 1000 ETF	11.5
4.	BlackRock Ultra Short-Term Bond ETF	10.9
5.	iShares Core MSCI EAFE ETF	6.0
6.	iShares iBoxx $ Investment Grade	4.0
	Corporate Bond ETF
7.	iShares MSCI EAFE ETF	3.9
8.	iShares Core MSCI Emerging Markets ETF	2.6
9.	iShares Russell 1000 Value ETF	2.0
10.	iShares MSCI Emerging Markets ETF	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

130

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio

Schedule of Investments	June 30, 2023	(Unaudited)

Exchange Traded Funds – 94.1%			Shares	Value

BlackRock Ultra Short-Term Bond ETF			1,323,411	$66,567,573
iShares Core MSCI EAFE ETF			545,475	36,819,562
iShares Core MSCI Emerging Markets ETF			318,808	15,714,046
iShares Core S&P 500 ETF			208,674	93,008,089
iShares Core U.S. Aggregate Bond ETF			2,293,298	224,628,539
iShares iBoxx $ Investment Grade Corporate Bond ETF			224,187	24,243,582
iShares MSCI EAFE ETF			332,276	24,090,010
iShares MSCI Emerging Markets ETF			138,370	5,473,917
iShares Russell 1000 ETF			286,513	69,834,679
iShares Russell 1000 Value ETF			78,890	12,451,209

Total Exchange Traded Funds (Cost $555,498,735)				$572,831,206

Money Market Funds – 1.3%			Shares	Value

State Street Institutional U.S. Government Money Market Fund, 5.028%	(a	)	8,032,800	$8,032,800

Total Money Market Funds (Cost $8,032,800)				$8,032,800

Total Investments – 95.4% (Cost $563,531,535)	(b	)		$580,864,006
Other Assets in Excess of Liabilities – 4.6%	(c	)		28,218,745

Net Assets – 100.0%				$609,082,751

Percentages are stated as a percent of net assets.

Abbreviations:

ETF: Exchange	Traded Fund

Footnotes:

(a)	Rate represents the seven-day yield at June 30, 2023.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $5,079,667 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023	(Unaudited)

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	57	September 14, 2023	$10,318,757	$10,486,537	$167,780	$131,665
MSCI EAFE Index - Long	153	September 15, 2023	16,360,423	16,489,575	129,152	193,545
CME E-mini S&P 500 Index - Long	130	September 15, 2023	28,270,820	29,173,625	902,805	267,816
MSCI Emerging Markets Index - Long	273	September 15, 2023	13,773,497	13,621,335	(152,162)	103,740
EUR Currency Future - Long	98	September 18, 2023	13,295,782	13,417,425	121,643	52,063
AUD Currency Future - Long	92	September 18, 2023	6,169,843	6,143,760	(26,083)	40,940
CAD Currency Future - Long	199	September 19, 2023	14,977,293	15,050,370	73,077	7,960
CBT 10-Year U.S. Treasury Note - Long	459	September 20, 2023	52,423,105	51,529,922	(893,183)	64,498

			$155,589,520	$155,912,549	$323,029	$862,227

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
JPY Currency Future - Short	13	September 18, 2023	$(1,182,691)	$(1,139,531)	$43,160	$(4,306)
EUR Currency Future - Short	3	September 18, 2023	(407,531)	(410,738)	(3,207)	(1,594)
CBT U.S. Ultra Bond - Short	45	September 20, 2023	(6,058,350)	(6,129,844)	(71,494)	(56,250)
CBT 5-Year U.S. Treasury Note - Short	226	September 29, 2023	(24,681,317)	(24,203,188)	478,129	0

			$(32,329,889)	$(31,883,301)	$446,588	$(62,150)

Total Futures Contracts			$123,259,631	$124,029,248	$769,617	$800,077

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.	ON iShares Managed Risk Moderate Growth Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Moderate Growth Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.

Performance as of June 30, 2023

Average Annual returns
Since inception (10/14/22)	16.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.69% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 10.01% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. Over the period, the Portfolio was invested roughly 65% in equities and 35% in fixed income. Given the strong performance of equities in the first half of the year, the Portfolio’s fixed income exposure was a large detractor from relative performance. Other detractors included the Portfolio’s exposure to international developed equities and to emerging markets, as these markets generally underperformed relative to the U.S. In terms of specific positioning, an exposure to iShares Core U.S. Aggregate Bond ETF was the largest detractor over the period, while exposures to iShares Core MSCI EAFE ETF and iShares Core MSCI Emerging Markets ETF also detracted from relative performance. During the period, futures contracts contributed 178 basis points (1.78%) of absolute return for the Portfolio in aggregate.

In Asia, Japan equities posted strong returns as the Yen weakened further while the Bank of Japan did not adjust its yield curve control policy. The Portfolio held an overweight to Japan equities through much of the quarter and benefited from this looser monetary policy. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Exchange Traded Funds	93.9
Money Market Funds and Other Net Assets	6.1

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	34.1
2.	iShares Core S&P 500 ETF	27.1
3.	iShares Core MSCI EAFE ETF	10.2
4.	iShares Russell 1000 ETF	10.0
5.	iShares Core MSCI Emerging Markets ETF	4.5
6.	iShares MSCI EAFE ETF	2.7
7.	BlackRock Ultra Short-Term Bond ETF	2.4
8.	iShares Russell 1000 Value ETF	2.0
9.	iShares MSCI Emerging Markets ETF	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

132

Ohio National Fund, Inc.	ON iShares Managed Risk Moderate Growth Portfolio

Schedule of Investments	June 30, 2023	(Unaudited)

Exchange Traded Funds – 93.9%			Shares	Value

BlackRock Ultra Short-Term Bond ETF			235,963	$11,868,939
iShares Core MSCI EAFE ETF			763,278	51,521,265
iShares Core MSCI Emerging Markets ETF			460,888	22,717,170
iShares Core S&P 500 ETF			305,230	136,044,063
iShares Core U.S. Aggregate Bond ETF			1,751,585	171,567,751
iShares MSCI EAFE ETF			184,758	13,394,955
iShares MSCI Emerging Markets ETF			115,281	4,560,516
iShares Russell 1000 ETF			205,454	50,077,358
iShares Russell 1000 Value ETF			63,657	10,046,984

Total Exchange Traded Funds (Cost $415,708,231)				$471,799,001

Money Market Funds – 1.1%			Shares	Value

State Street Institutional U.S. Government Money Market Fund, 5.028%	(a	)	5,532,905	$5,532,905

Total Money Market Funds (Cost $5,532,905)				$5,532,905

Total Investments – 95.0% (Cost $421,241,136)	(b	)		$477,331,906
Other Assets in Excess of Liabilities – 5.0%	(c	)		24,928,453

Net Assets – 100.0%				$502,260,359

Percentages are stated as a percent of net assets.

Abbreviations:

ETF: Exchange	Traded Fund

Footnotes:

(a)	Rate represents the seven-day yield at June 30, 2023.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $3,525,556 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023	(Unaudited)

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	59	September 14, 2023	$10,680,820	$10,854,486	$173,666	$136,285
MSCI EAFE Index - Long	162	September 15, 2023	17,322,801	17,459,550	136,749	204,930
CME E-mini S&P 500 Index - Long	81	September 15, 2023	17,614,896	18,177,413	562,517	156,470
MSCI Emerging Markets Index - Long	184	September 15, 2023	9,283,236	9,180,680	(102,556)	69,920
EUR Currency Future - Long	78	September 18, 2023	10,582,357	10,679,175	96,818	41,438
AUD Currency Future - Long	75	September 18, 2023	5,029,649	5,008,500	(21,149)	33,375
CAD Currency Future - Long	159	September 19, 2023	11,965,459	12,025,170	59,711	6,360

			$82,479,218	$83,384,974	$905,756	$648,778

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	35	September 20, 2023	$(4,712,051)	$(4,767,656)	$(55,605)	$(43,788)
CBT 5-Year U.S. Treasury Note - Short	183	September 29, 2023	(19,977,582)	(19,598,156)	379,426	0

			$(24,689,633)	$(24,365,812)	$323,821	$(43,788)

Total Futures Contracts			$57,789,585	$59,019,162	$1,229,577	$604,990

The accompanying notes are an integral part of these financial statements.

133

Ohio National Fund, Inc.	ON iShares Managed Risk Growth Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Growth Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.

Performance as of June 30, 2023

Average Annual returns
Since inception (10/14/22)	19.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.70% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 12.36% versus 16.89% for its benchmark, the S&P 500® Index.

Q. What affected the Portfolio’s performance?

A. Over the period, the Portfolio was invested roughly 85% in equities and 15% in fixed income. Given the strong performance of equities in the first half of the year, the Portfolio’s fixed income exposure was a large detractor from relative performance. Other detractors included the Portfolio’s exposure to international developed equities and to emerging markets, as these markets generally underperformed relative to the U.S. In terms of specific positioning, an exposure to iShares Core U.S. Aggregate Bond ETF was the largest detractor over the period, while exposures to iShares Core MSCI EAFE ETF and iShares Core MSCI Emerging Markets ETF also detracted from relative performance. During the period, futures contracts contributed 155 basis points (1.55%) of absolute return for the Portfolio in aggregate.

In Asia, Japan equities posted strong returns as the Yen weakened further while the Bank of Japan did not adjust its yield curve control policy. The Portfolio held an overweight to Japan equities through much of the quarter and benefited from this looser monetary policy. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Exchange Traded Funds	95.2
Other Net Assets	4.8

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	iShares Core S&P 500 ETF	40.6
2.	iShares Core MSCI EAFE ETF	16.4
3.	iShares Core U.S. Aggregate Bond ETF	14.5
4.	iShares Russell 1000 ETF	9.0
5.	iShares Core MSCI Emerging Markets ETF	6.8
6.	BlackRock Ultra Short-Term Bond ETF	3.3
7.	iShares Russell 1000 Value ETF	2.0
8.	iShares MSCI EAFE ETF	1.8
9.	iShares MSCI Emerging Markets ETF	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

134

Ohio National Fund, Inc.	ON iShares Managed Risk Growth Portfolio

Schedule of Investments	June 30, 2023	(Unaudited)

Exchange Traded Funds – 95.2%			Shares	Value

BlackRock Ultra Short-Term Bond ETF			290,579	$14,616,124
iShares Core MSCI EAFE ETF			1,078,444	72,794,970
iShares Core MSCI Emerging Markets ETF			611,134	30,122,795
iShares Core S&P 500 ETF			405,835	180,884,718
iShares Core U.S. Aggregate Bond ETF			660,585	64,704,301
iShares MSCI EAFE ETF			107,703	7,808,467
iShares MSCI Emerging Markets ETF			94,839	3,751,831
iShares Russell 1000 ETF			164,834	40,176,639
iShares Russell 1000 Value ETF			56,164	8,864,364

Total Exchange Traded Funds (Cost $361,637,354)				$423,724,209

Total Investments – 95.2% (Cost $361,637,354)	(a	)		$423,724,209
Other Assets in Excess of Liabilities – 4.8%	(b	)		21,544,746

Net Assets – 100.0%				$445,268,955

Percentages are stated as a percent of net assets.

Abbreviations:

ETF: Exchange	Traded Fund

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $3,293,068 of cash pledged as collateral for the futures contracts outstanding at June 30, 2023. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2023	(Unaudited)

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MOD S&P TSX 60 Index - Long	76	September 14, 2023	$13,758,343	$13,982,049	$223,706	$175,554
MSCI EAFE Index - Long	110	September 15, 2023	11,762,396	11,855,250	92,854	148,409
CME E-mini S&P 500 Index - Long	67	September 15, 2023	14,627,698	15,035,638	407,940	136,998
MSCI Emerging Markets Index - Long	126	September 15, 2023	6,356,999	6,286,770	(70,229)	47,880
EUR Currency Future - Long	68	September 18, 2023	9,225,645	9,310,050	84,405	36,125
AUD Currency Future - Long	66	September 18, 2023	4,426,091	4,407,480	(18,611)	29,370
CAD Currency Future - Long	216	September 19, 2023	16,283,530	16,336,080	52,550	8,640

			$76,440,702	$77,213,317	$772,615	$582,976

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	30	September 20, 2023	$(4,038,903)	$(4,086,563)	$(47,660)	$(37,600)
CBT 5-Year U.S. Treasury Note - Short	159	September 29, 2023	(17,364,289)	(17,027,906)	336,383	0

			$(21,403,192)	$(21,114,469)	$288,723	$(37,600)

Total Futures Contracts			$55,037,510	$56,098,848	$1,061,338	$545,376

The accompanying notes are an integral part of these financial statements.

135

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of June 30, 2023

Average Annual returns
One year	6.62%
Five years	3.93%
Since inception (3/1/17)	3.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.00% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2024.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 6.28% versus 5.53% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. What affected the Portfolio’s performance?

A. Equity markets provided strong positive returns during the first half of 2023. Growth stocks materially outperformed value stocks, and domestic stocks generally outperformed international stocks. In addition, large cap stocks outperformed small and midcap stocks during the period. Fixed income markets also provided modest positive returns for the period. While the Federal Reserve increased the Fed Funds rate in the first half of the 2023, longer term interest rates declined slightly during the period. Credit spreads also tightened slightly during the first half of the year.

The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The exposure to equity funds was the primary driver of positive relative performance. Specifically, holdings in ON S&P 500® Index Portfolio, ON Nasdaq-100® Index Portfolio, and ON BlackRock Advantage Large Cap Core Portfolio provided positive relative performance. The largest detractors from performance were all fixed income funds, which included PIMCO Low Duration Institutional, ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

136	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	ON Federated Core Plus Bond Portfolio	15.0
2.	ON S&P 500® Index Portfolio	14.0
3.	PIMCO Total Return Institutional	13.0
4.	PIMCO Low Duration Institutional	12.0
5.	ON Bond Portfolio	8.0
6.	Western Asset Core Plus Bond IS	7.0
7.	ON S&P MidCap 400® Index Portfolio	7.0
8.	ON Federated High Income Bond Portfolio	5.0
9.	ON BlackRock Advantage International Equity Portfolio	4.0
10.	DFA International Core Equity Portfolio Institutional	3.1

137

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2023	(Unaudited)

Open-End Mutual Funds – 37.1%	Shares	Value

DFA Emerging Markets Portfolio Institutional	78,112	$2,096,535
DFA International Core Equity Portfolio Institutional	434,157	6,330,007
PIMCO Low Duration Institutional	2,778,007	25,029,844
PIMCO Total Return Institutional	3,193,330	27,111,375
Vanguard International Growth Fund Admiral Class	20,258	2,078,404
Western Asset Core Plus Bond IS	1,543,503	14,601,538

Total Open-End Mutual Funds		$77,247,703

Total Investments in Securities of Unaffiliated Issuers – 37.1% (Cost $86,996,980)		$77,247,703
Total Investments in Affiliates – 62.9% (Cost $132,806,884) (see schedule below)		130,939,455
Liabilities in Excess of Other Assets – 0.0%		(94,377)

Net Assets – 100.0%		$208,092,781

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2023	(Unaudited)

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2023	Value at June 30, 2023

Open-End Mutual Funds – 62.9%
Fidelity Advisor® Real Estate I	(a)	$2,132,671	$124,790	$265,026	$(14,615)	$100,584	$12,589	127,666	$2,078,404
ON AB Mid Cap Core Portfolio	(a)	2,132,671	154,424	405,290	(229,333)	425,932	—	75,661	2,078,404
ON AB Relative Value Portfolio	(a)	2,132,671	136,343	269,862	7,672	71,580	—	199,846	2,078,404
ON AB Small Cap Portfolio	(a)	2,132,671	177,272	469,190	(913,598)	1,151,249	—	175,987	2,078,404
ON BlackRock Advantage International Equity Portfolio	(a)	8,530,683	275,421	1,550,239	2,141	1,055,610	—	552,767	8,313,616
ON BlackRock Advantage Large Cap Core Portfolio	(a)	4,265,341	39,316	795,432	(58,786)	706,369	—	138,653	4,156,808
ON BlackRock Advantage Large Cap Value Portfolio	(a)	6,398,012	304,306	810,880	143,874	199,900	—	362,723	6,235,212
ON Bond Portfolio	(a)	17,061,365	111,956	1,069,658	(57,785)	581,355	—	997,434	16,627,233
ON Federated Core Plus Bond Portfolio	(a)	31,990,060	363,114	1,760,928	(191,396)	775,211	—	3,467,860	31,176,061
ON Federated High Income Bond Portfolio	(a)	10,663,353	26,752	817,549	(5,536)	525,000	—	550,716	10,392,020
ON Nasdaq-100® Index Portfolio	(a)	2,132,671	28,231	800,946	(143,674)	862,122	—	119,931	2,078,404
ON S&P 500® Index Portfolio	(a)	29,857,389	174,404	5,572,947	796,362	3,842,449	—	764,722	29,097,657
ON S&P MidCap 400® Index Portfolio	(a)	14,928,694	1,196,951	2,886,426	626,799	682,810	—	715,986	14,548,828

Total Open-End Mutual Funds					$(37,875)	$10,980,171	$12,589		$130,939,455

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2023.

The accompanying notes are an integral part of these financial statements.

138

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of June 30, 2023

Average Annual returns
One year	9.67%
Five years	5.08%
Since inception (3/1/17)	5.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.99% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2024.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 7.84% versus 6.91% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. What affected the Portfolio’s performance?

A. Equity markets provided strong positive returns during the first half of 2023. Growth stocks materially outperformed value stocks, and domestic stocks generally outperformed international stocks. In addition, large cap stocks outperformed small and midcap stocks during the period. Fixed income markets also provided modest positive returns for the period. While the Federal Reserve increased the Fed Funds rate in the first half of the 2023, longer term interest rates declined slightly during the period. Credit spreads also tightened slightly during the first half of the year.

The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The exposure to equity funds was the primary driver of positive performance vs. the benchmark. Specifically, holdings in ON S&P 500® Index Portfolio, ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, and ON BlackRock Advantage Large Cap Core Portfolio provided positive relative performance. The largest detractors from performance were all fixed income funds, which included PIMCO Low Duration Institutional, ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

139	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	16.0
2.	ON Federated Core Plus Bond Portfolio	10.0
3.	ON S&P MidCap 400® Index Portfolio	10.0
4.	PIMCO Total Return Institutional	9.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON BlackRock Advantage International Equity Portfolio	7.0
7.	ON Bond Portfolio	6.0
8.	DFA International Core Equity Portfolio Institutional	5.1
9.	Western Asset Core Plus Bond IS	5.0
10.	ON BlackRock Advantage Large Cap Value Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

140

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2023 (Unaudited)

Open-End Mutual Funds – 31.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	595,112	$15,972,792
DFA International Core Equity Portfolio Institutional	2,756,247	40,186,080
PIMCO Low Duration Institutional	7,054,333	63,559,542
PIMCO Total Return Institutional	8,420,899	71,493,430
Vanguard International Growth Fund Admiral Class	154,332	15,834,482
Western Asset Core Plus Bond IS	4,199,496	39,727,234

Total Open-End Mutual Funds		$246,773,560

Total Investments in Securities of Unaffiliated Issuers – 31.1% (Cost $272,512,630)		$246,773,560
Total Investments in Affiliates – 68.9% (Cost $536,233,301) (see schedule below)		546,289,629
Liabilities in Excess of Other Assets – 0.0%		(349,609)

Net Assets – 100.0%		$792,713,580

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2023 (Unaudited)

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2023	Value at June 30, 2023

Open-End Mutual Funds – 68.9%
Fidelity Advisor® Real Estate I	(a)	$7,875,979	$394,606	$660,498	$(153,748)	$460,902	$47,025	486,317	$7,917,241
ON AB Mid Cap Core Portfolio	(a)	7,875,979	337,627	1,017,541	(570,023)	1,291,199	—	288,214	7,917,241
ON AB Relative Value Portfolio	(a)	31,503,917	1,132,277	2,118,544	57,385	1,093,929	—	3,045,093	31,668,964
ON AB Small Cap Portfolio.	(a)	7,875,979	410,900	1,240,633	(1,862,138)	2,733,133	—	670,384	7,917,241
ON BlackRock Advantage International Equity Portfolio	(a)	55,131,854	1,195,173	7,808,254	(359,721)	7,261,635	—	3,684,886	55,420,687
ON BlackRock Advantage Large Cap Core Portfolio	(a)	15,751,958	47,049	2,380,547	(227,700)	2,643,722	—	528,168	15,834,482
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	7,875,979	22,802	1,979,372	(3,494,067)	5,491,899	—	941,408	7,917,241
ON BlackRock Advantage Large Cap Value Portfolio	(a)	31,503,917	683,476	2,201,678	(179,389)	1,862,638	—	1,842,290	31,668,964
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	15,751,958	731,644	2,641,272	(1,096,060)	3,088,212	—	758,720	15,834,482
ON Bond Portfolio	(a)	47,255,875	1,299,475	2,517,055	(127,152)	1,592,303	—	2,849,637	47,503,446
ON Federated Core Plus Bond Portfolio	(a)	78,759,792	2,995,257	4,036,985	(424,579)	1,878,925	—	8,806,720	79,172,410
ON Federated High Income Bond Portfolio	(a)	23,627,938	269,853	1,308,031	8,811	1,153,152	—	1,258,703	23,751,723
ON Nasdaq-100® Index Portfolio	(a)	7,875,979	22,767	2,672,849	(1,412,085)	4,103,429	—	456,852	7,917,241
ON S&P 500® Index Portfolio	(a)	126,015,667	294,461	19,428,718	2,978,823	16,815,623	—	3,329,194	126,675,856
ON S&P MidCap 400® Index Portfolio	(a)	78,759,792	3,817,275	10,241,081	1,170,893	5,665,531	—	3,896,280	79,172,410

Total Open-End Mutual Funds					$(5,690,750)	$57,136,232	$47,025		$546,289,629

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2023.

The accompanying notes are an integral part of these financial statements.

141

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of June 30, 2023

Average Annual returns
One year	12.78%
Five years	6.32%
Since inception (3/1/17)	6.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.99% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 9.83% versus 8.58% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. What affected the Portfolio’s performance?

A. Equity markets provided strong positive returns during the first half of 2023. Growth stocks materially outperformed value stocks, and domestic stocks generally outperformed international stocks. In addition, large cap stocks outperformed small and midcap stocks during the period. Fixed income markets also provided modest positive returns for the period. While the Federal Reserve increased the Fed Funds rate in the first half of the 2023, longer term interest rates declined slightly during the period. Credit spreads also tightened slightly during the first half of the year.

The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The exposure to equity funds was the primary driver of positive performance vs. the benchmark. Specifically, holdings in ON S&P 500® Index Portfolio, ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, and ON BlackRock Advantage Large Cap Core Portfolio

provided positive relative performance. The largest detractors from performance were all fixed income funds, which included PIMCO Low Duration Institutional, ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

142	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	18.9
2.	ON S&P MidCap 400® Index Portfolio	12.0
3.	ON BlackRock Advantage International Equity Portfolio	8.0
4.	DFA International Core Equity Portfolio Institutional	7.1
5.	ON Federated Core Plus Bond Portfolio	7.0
6.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
7.	PIMCO Total Return Institutional	5.0
8.	ON AB Relative Value Portfolio	5.0
9.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
10.	ON Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

143

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2023 (Unaudited)

Open-End Mutual Funds – 22.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,119,088	$30,036,320
DFA International Core Equity Portfolio Institutional	7,255,961	105,791,918
PIMCO Low Duration Institutional	4,974,453	44,819,824
PIMCO Total Return Institutional	8,797,211	74,688,321
Vanguard International Growth Fund Admiral Class	290,226	29,777,178
Western Asset Core Plus Bond IS	4,738,138	44,822,780

Total Open-End Mutual Funds		$329,936,341

Total Investments in Securities of Unaffiliated Issuers – 22.1% (Cost $350,021,337)		$329,936,341
Total Investments in Affiliates – 77.9% (Cost $1,149,260,586) (see schedule below)		1,161,309,953
Liabilities in Excess of Other Assets – 0.0%		(491,884)

Net Assets – 100.0%		$1,490,754,410

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2023 (Unaudited)

Affiliate		Value at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2023	Value at June 30, 2023

Open-End Mutual Funds – 77.9%
Fidelity Advisor® Real Estate I	(a)	$14,450,992	$779,695	$900,880	$(180,519)	$739,301	$87,166	914,532	$14,888,589
ON AB Mid Cap Core Portfolio	(a)	14,450,992	572,603	1,462,775	(819,065)	2,146,834	—	541,994	14,888,589
ON AB Relative Value Portfolio	(a)	72,254,959	2,835,405	3,306,837	83,474	2,575,945	—	7,157,976	74,442,946
ON AB Small Cap Portfolio	(a)	28,901,984	1,386,052	3,714,866	(6,779,813)	9,983,821	—	2,521,353	29,777,178
ON BlackRock Advantage International Equity Portfolio	(a)	115,607,935	2,433,109	13,432,718	(693,369)	15,193,756	—	7,919,462	119,108,713
ON BlackRock Advantage Large Cap Core Portfolio	(a)	57,803,968	137,991	7,312,847	(822,807)	9,748,052	—	1,986,470	59,554,357
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	28,901,984	6,066	6,514,874	(16,845,380)	24,229,382	—	3,540,687	29,777,178
ON BlackRock Advantage Large Cap Value Portfolio	(a)	86,705,951	2,427,932	4,474,002	(167,151)	4,838,805	—	5,196,715	89,331,535
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	43,352,976	1,720,749	5,908,966	(2,455,264)	7,956,272	—	2,140,190	44,665,767
ON Bond Portfolio	(a)	57,803,968	2,605,132	2,637,047	(133,975)	1,916,279	—	3,572,547	59,554,357
ON Federated Core Plus Bond Portfolio	(a)	101,156,943	6,108,621	4,889,679	(512,768)	2,357,007	—	11,592,895	104,220,124
ON Federated High Income Bond Portfolio	(a)	28,901,984	864,054	1,412,349	4,721	1,418,768	—	1,578,017	29,777,178
ON Nasdaq-100® Index Portfolio	(a)	28,901,984	2,892	9,078,250	(2,664,868)	12,615,420	—	1,718,245	29,777,178
ON S&P 500® Index Portfolio	(a)	274,568,846	179,274	35,284,753	5,372,166	38,047,661	—	7,434,512	282,883,194
ON S&P MidCap 400® Index Portfolio	(a)	173,411,903	8,101,626	17,964,763	2,073,142	13,041,162	—	8,792,474	178,663,070

Total Open-End Mutual Funds					$(24,541,476)	$146,808,465	$87,166		$1,161,309,953

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2023.

The accompanying notes are an integral part of these financial statements.

144

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of June 30, 2023

Average Annual returns
One year	15.28%
Five years	7.40%
Since inception (3/1/17)	7.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.03% per the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2023 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2023, the Portfolio returned 11.36% versus 10.03% for its benchmark, the Morningstar® Aggressive Target Risk Index

Q. What affected the Portfolio’s performance?

A. Equity markets provided strong positive returns during the first half of 2023. Growth stocks materially outperformed value stocks, and domestic stocks generally outperformed international stocks. In addition, large cap stocks outperformed small and midcap stocks during the period. Fixed income markets also provided modest positive returns for the period. While the Federal Reserve increased the Fed Funds rate in the first half of the 2023, longer term interest rates declined slightly during the period. Credit spreads also tightened slightly during the first half of the year.

The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also a small amount of fixed income funds. The exposure to equity funds was the primary driver of positive performance vs. the benchmark. Specifically, holdings in ON S&P 500® Index Portfolio, ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, and ON BlackRock Advantage Large Cap Core Portfolio provided positive relative performance. The largest detractors from performance were all fixed income funds, which included PIMCO Low Duration Institutional, ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2023.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

145	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2023 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2023 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	19.0
2.	ON S&P MidCap 400® Index Portfolio	14.0
3.	ON BlackRock Advantage International Equity Portfolio	11.0
4.	DFA International Core Equity Portfolio Institutional	9.1
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON AB Relative Value Portfolio	6.0
7.	ON BlackRock Advantage Large Cap Core Portfolio	6.0
8.	ON BlackRock Advantage Small Cap Growth Portfolio	4.0
9.	DFA Emerging Markets Portfolio Institutional	3.0
10.	ON AB Small Cap Portfolio	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

146

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2023 (Unaudited)

Open-End Mutual Funds – 17.1%	Shares	Value

DFA Emerging Markets Portfolio Institutional	388,781	$10,434,884
DFA International Core Equity Portfolio Institutional	2,160,611	31,501,713
PIMCO Low Duration Institutional	384,051	3,460,299
PIMCO Total Return Institutional	815,024	6,919,553
Vanguard International Growth Fund Admiral Class	67,223	6,897,028

Total Open-End Mutual Funds		$59,213,477

Total Investments in Securities of Unaffiliated Issuers – 17.1% (Cost $60,058,804)		$59,213,477
Total Investments in Affiliates – 82.9% (Cost $286,833,368) (see schedule below)		286,226,670
Liabilities in Excess of Other Assets – 0.0%		(131,066)

Net Assets – 100.0%		$345,309,081

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2023 (Unaudited)

Affiliate		Value at January 1, 2023	Cost of Proceeds	Purchases from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2023	Value at June 30, 2023
Open-End Mutual Funds – 82.9%
Fidelity Advisor® Real Estate I	(a)	$3,310,339	$161,057	$152,331	$(30,483)	$159,932	$20,006	211,825	$3,448,514
ON AB Mid Cap Core Portfolio	(a)	3,310,339	124,371	292,743	(161,295)	467,842	—	125,537	3,448,514
ON AB Relative Value Portfolio	(a)	19,862,033	737,077	640,309	14,943	717,341	—	1,989,527	20,691,085
ON AB Small Cap Portfolio	(a)	9,931,016	484,783	1,182,334	(2,393,364)	3,505,441	—	875,999	10,345,542
ON BlackRock Advantage International Equity Portfolio	(a)	36,413,727	931,438	3,989,251	(206,278)	4,784,019	—	2,522,185	37,933,655
ON BlackRock Advantage Large Cap Core Portfolio	(a)	19,862,033	18,613	2,259,411	(181,984)	3,251,834	—	690,163	20,691,085
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	6,620,678	2,827	1,422,903	(3,378,829)	5,075,255	—	820,099	6,897,028
ON BlackRock Advantage Large Cap Value Portfolio	(a)	23,172,371	538,804	821,706	(2,279)	1,252,409	—	1,404,282	24,139,599
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	13,241,355	563,366	1,703,742	(699,194)	2,392,271	—	660,951	13,794,056
ON Bond Portfolio	(a)	6,620,678	392,218	320,871	(6,738)	211,741	—	413,739	6,897,028
ON Federated Core Plus Bond Portfolio	(a)	9,931,016	742,731	510,494	(22,281)	204,570	—	1,150,783	10,345,542
ON Federated High Income Bond Portfolio	(a)	3,310,339	129,637	154,761	(5,715)	169,014	—	182,751	3,448,514
ON Nasdaq-100® Index Portfolio	(a)	9,931,016	—	3,019,218	(944,772)	4,378,516	—	596,973	10,345,542
ON S&P 500® Index Portfolio	(a)	62,896,437	33,042	7,365,471	1,312,188	8,645,572	—	1,721,991	65,521,768
ON S&P MidCap 400® Index Portfolio	(a)	46,344,743	2,085,794	4,224,739	591,441	3,481,959	—	2,375,945	48,279,198

Total Open-End Mutual Funds					$(6,114,640)	$38,697,716	$20,006		$286,226,670

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2023.

The accompanying notes are an integral part of these financial statements.

147

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2023 (Unaudited)

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$214,597,532	$428,362,533	$349,946,980	$51,319,981	$118,871,839	$80,140,483	$1,091,367,201	$201,365,215	$120,024,344
Cash.	2,735,587	3,639,715	6,558,502	27,714	1,699,172	644,944	4,632,103	1,786,008	1,817,837
Cash subject to usage restrictions.	—	212,800	235,555	—	—	—	50,281	135,520	—
Foreign currencies, at value	—	—	167,300	—	—	2,431	—	456,193	—
Receivable for securities sold	—	—	12,202,967	—	1,020,845	332,208	—	—	—
Receivable for fund shares sold	4,353,560	152,900	460,539	196,299	83,551	53,490	355,618	74,125	1,035,201
Receivable for variation margin on futures contracts	—	45,569	86,680	—	—	—	55,099	28,875	—
Dividends and accrued interest receivable	2,409,481	1,328,307	540,804	16,272	68,927	71,012	712,346	193,946	2,124,782
Foreign tax reclaim receivable	—	—	1,636,585	—	—	—	—	126,538	—
Prepaid expenses and other assets	2,913	5,585	5,101	2,245	2,062	1,470	14,507	3,033	1,458

Total assets.	224,099,073	433,747,409	371,841,013	51,562,511	121,746,396	81,246,038	1,097,187,155	204,169,453	125,003,622

Liabilities:
Payable for securities purchased	—	—	11,736,522	19,932	1,360,544	163,910	—	61,722	—
Payable for fund shares redeemed	239,102	1,138,873	1,205,209	42,366	1,116,408	686,476	8,907,188	1,949,622	9,332
Payable for investment management services	98,369	175,414	208,756	30,036	70,567	46,453	300,559	110,846	74,121
Accrued custody expense	999	10,596	73,912	1,891	8,788	7,135	10,411	2,954	808
Accrued professional fees	7,981	8,599	8,710	7,983	7,883	7,772	9,655	8,573	7,941
Accrued accounting fees	7,660	13,671	528	1,911	4,432	4,066	22,985	5,248	11,653
Accrued printing and filing fees	561	584	576	540	548	543	658	558	549
Other liabilities	9,003	8,775	21,989	8,835	9,316	9,231	9,525	9,053	9,136
Withholding tax payable	—	400	23,561	—	—	121	1,166	—	—

Total liabilities	363,675	1,356,912	13,279,763	113,494	2,578,486	925,707	9,262,147	2,148,576	113,540

Net assets	$223,735,398	$432,390,497	$358,561,250	$51,449,017	$119,167,910	$80,320,331	$1,087,925,008	$202,020,877	$124,890,082

Net assets consist of:
Paid in capital	241,509,496	407,668,668	361,364,731	29,280,809	141,484,904	89,001,997	586,972,649	194,043,972	142,524,070
Total distributable earnings.	(17,774,098)	24,721,829	(2,803,481)	22,168,208	(22,316,994)	(8,681,666)	500,952,359	7,976,905	(17,633,988)

Net assets	$223,735,398	$432,390,497	$358,561,250	$51,449,017	$119,167,910	$80,320,331	$1,087,925,008	$202,020,877	$124,890,082

*Investments in securities of unaffiliated issuers, at cost	$240,398,811	$410,525,057	$323,047,334	$41,325,773	$118,714,454	$80,356,532	$682,033,086	$202,046,386	$133,785,966

Foreign currencies, at cost	$—	$—	$172,885	$—	$—	$2,230	$—	$464,516	$—

Shares outstanding, par value, $1 per share	13,417,506	14,030,569	23,839,149	34,195,743	10,087,267	2,923,948	28,594,468	11,753,175	6,617,810

Authorized Fund shares allocated to Portfolio	22,000,000	25,000,000	50,000,000	74,000,000	17,000,000	6,000,000	50,000,000	26,000,000	13,000,000

Net asset value per share	$16.67	$30.82	$15.04	$1.50	$11.81	$27.47	$38.05	$17.19	$18.87

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2023 (Unaudited)

	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON U.S. Low Volatility Portfolio	ON AB Relative Value Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$256,041,136	$330,605,210	$140,469,204	$384,174,144	$432,047,582	$1,149,613,408	$529,050,595	$718,214,024	$124,436,245
Cash	1,622,414	4,015,977	1,826,091	381,947	4,949,379	20,077,017	8,234,009	5,803,304	6,695,742
Cash subject to usage restrictions	2,741	212,800	124,000	216,000	285,600	—	—	—	—
Foreign currencies, at value	—	—	—	—	—	—	7	—	—
Receivable for securities sold	—	—	—	3,019,634	—	1,893,639	—	—	841,770
Receivable for fund shares sold	9,669	87,728	12,335	5,022	209,015	631,402	8,827,405	193,225	—
Receivable for variation margin on futures contracts	28,410	41,261	5,035	8,633	73,266	923,680	—	—	—
Dividends and accrued interest receivable	36,476	207,717	39,026	439,181	125,766	4,026,389	3,238,599	408,730	118,344
Foreign tax reclaim receivable	—	—	—	—	—	412	—	—	27,841
Prepaid expenses and other assets	3,315	4,599	2,079	5,040	5,585	15,479	7,601	10,312	2,069

Total assets	257,744,161	335,175,292	142,477,770	388,249,601	437,696,193	1,177,181,426	549,358,216	724,629,595	132,122,011

Liabilities:
Payable for securities purchased	—	—	42,246	—	—	46,354,842	—	—	1,427,458
Payable for fund shares redeemed	2,144,284	4,462,763	1,922,867	8,144,063	1,317,839	880,929	122,857	477,417	1,706,498
Payable for investment management services	76,918	173,312	88,660	111,490	232,755	741,990	226,506	333,620	67,793
Payable for variation margin on futures contracts	—	—	—	—	—	—	174,375	—	—
Accrued custody expense	3,407	3,474	2,754	8,488	3,810	14,598	4,521	3,093	2,625
Accrued professional fees	8,173	8,381	7,939	8,069	5,932	9,192	10,187	11,280	7,639
Accrued accounting fees.	5,441	7,197	4,696	9,679	8,713	35,779	24,597	14,982	3,161
Accrued printing and filing fees	561	572	551	579	581	667	600	618	549
Other liabilities	8,974	9,077	9,233	8,898	8,777	8,737	8,958	8,620	9,001
Withholding tax payable	682	357	—	—	460	—	—	—	1,947

Total liabilities.	2,248,440	4,665,133	2,078,946	8,291,266	1,578,867	48,046,734	572,601	849,630	3,226,671

Net assets	$255,495,721	$330,510,159	$140,398,824	$379,958,335	$436,117,326	$1,129,134,692	$548,785,615	$723,779,965	$128,895,340

Net assets consist of:
Paid in capital.	116,056,470	289,225,750	160,196,150	299,547,504	342,419,211	1,115,133,946	630,964,894	676,291,484	124,719,363
Total distributable earnings	139,439,251	41,284,409	(19,797,326)	80,410,831	93,698,115	14,000,746	(82,179,279)	47,488,481	4,175,977

Net assets	$255,495,721	$330,510,159	$140,398,824	$379,958,335	$436,117,326	$1,129,134,692	$548,785,615	$723,779,965	$128,895,340

*Investments in securities of unaffiliated issuers, at cost	$150,335,079	$294,878,648	$150,212,100	$325,261,563	$362,512,261	$1,114,199,322	$588,454,896	$676,759,969	$117,279,547

Foreign currencies, at cost	$—	$—	$—	$—	$—	$—	$7	$—	$—

Shares outstanding, par value, $1 per share	14,746,403	11,025,190	6,725,885	18,699,286	51,883,601	83,591,660	61,024,830	68,844,510	12,392,442

Authorized Fund shares allocated to Portfolio	27,000,000	19,000,000	12,000,000	31,000,000	82,000,000	170,000,000	115,000,000	155,000,000	25,000,000

Net asset value per share	$17.33	$29.98	$20.87	$20.32	$8.41	$13.51	$8.99	$10.51	$10.40

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2023 (Unaudited)

	ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Moderate Growth Portfolio	ON iShares Managed Risk Growth Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$580,864,006	$477,331,906	$423,724,209	$77,247,703	$246,773,560	$329,936,341	$59,213,477
Investments in affiliates, at value**	—	—	—	130,939,455	546,289,629	1,161,309,953	286,226,670
Cash	20,709,920	20,569,891	17,838,210	—	—	—	—
Cash subject to usage restrictions	5,079,667	3,525,556	3,293,068	—	—	—	—
Foreign currencies, at value	1,796,699	673,850	666,229	—	—	—	—
Receivable for securities sold	—	—	—	947,493	8,135,265	15,279,063	2,594,246
Receivable for fund shares sold	301,025	71,811	67,744	156	88,978	930	2,889
Receivable for variation margin on futures contracts	800,077	604,990	545,376	—	—	—	—
Dividends and accrued interest receivable	48,608	26,511	—	345,590	1,331,577	2,368,393	583,033
Prepaid expenses and other assets	8,784	7,133	6,271	3,375	11,484	20,403	4,812

Total assets	609,608,786	502,811,648	446,141,107	209,483,772	802,630,493	1,508,915,083	348,625,127

Liabilities:
Payable for securities purchased.	—	—	—	1,237,404	9,325,988	17,414,510	3,111,411
Payable for fund shares redeemed.	226,866	303,814	650,451	55,835	229,832	233,876	68,757
Payable for investment management services.	275,035	225,511	199,453	73,679	335,233	484,913	111,909
Accrued custody expense.	4,903	3,800	3,803	2,677	2,883	2,812	2,351
Accrued professional fees	5,843	4,479	4,771	7,060	8,560	10,058	7,259
Accrued accounting fees	4,138	4,494	4,494	3,848	3,856	3,856	3,852
Accrued printing and filing fees	606	592	585	559	629	709	575
Other liabilities	8,644	8,599	8,595	9,929	9,932	9,939	9,932

Total liabilities	526,035	551,289	872,152	1,390,991	9,916,913	18,160,673	3,316,046

Net assets	$609,082,751	$502,260,359	$445,268,955	$208,092,781	$792,713,580	$1,490,754,410	$345,309,081

Net assets consist of:
Paid in capital	604,189,678	433,087,642	373,099,844	208,725,140	749,493,068	1,369,607,121	311,019,965
Total distributable earnings	4,893,073	69,172,717	72,169,111	(632,359)	43,220,512	121,147,289	34,289,116

Net assets	$609,082,751	$502,260,359	$445,268,955	$208,092,781	$792,713,580	$1,490,754,410	$345,309,081

*Investments in securities of unaffiliated issuers, at cost	$563,531,535	$421,241,136	$361,637,354	$86,996,980	$272,512,630	$350,021,337	$60,058,804

**Investments in affiliates, at cost.	$—	$—	$—	$132,806,884	$536,233,301	$1,149,260,586	$286,833,368

Foreign currencies, at cost	$1,795,022	$694,800	$678,166	$—	$—	$—	$—

Shares outstanding, par value, $1 per share	66,025,618	43,117,025	37,377,206	18,924,677	69,416,891	124,727,619	27,725,595

Authorized Fund shares allocated to Portfolio.	123,000,000	95,000,000	80,000,000	28,000,000	97,000,000	170,000,000	38,000,000

Net asset value per share.	$9.22	$11.65	$11.91	$11.00	$11.42	$11.95	$12.45

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2023 (Unaudited)

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio

Investment income:
Interest	$4,662,756	$2,148,747	$147,979	$22,094	$35,605	$17,456	$177,441	$64,894	$4,025,670
Dividends from unaffiliated issuers, net of taxes withheld*	—	2,425,036	6,645,846	182,580	643,772	547,253	8,900,146	2,189,763	—

Total investment income.	4,662,756	4,573,783	6,793,825	204,674	679,377	564,709	9,077,587	2,254,657	4,025,670

Expenses:
Management fees	605,601	1,049,941	1,266,163	171,009	425,764	281,073	1,785,757	666,526	452,958
Custodian fees	2,802	38,570	226,393	4,921	27,632	21,791	34,280	8,966	2,273
Directors’ fees	8,834	16,689	14,198	1,830	4,628	3,129	41,658	7,902	4,920
Professional fees.	10,763	12,826	12,422	9,422	9,856	9,460	18,573	11,117	9,974
Accounting fees	23,145	41,337	29,757	5,630	13,347	12,317	69,340	15,650	34,962
Administration fees	14,467	17,162	38,490	10,310	12,215	11,645	16,981	12,072	13,604
Printing and filing fees	5,621	6,336	5,097	4,095	4,140	4,291	7,257	4,577	5,832
Compliance expense	5,130	5,130	5,130	5,130	5,130	5,130	5,130	5,130	5,130
Other	2,611	6,577	5,763	1,053	1,825	1,221	16,415	3,641	1,756

Total expenses	678,974	1,194,568	1,603,413	213,400	504,537	350,057	1,995,391	735,581	531,409

Net investment income (loss)	3,983,782	3,379,215	5,190,412	(8,726)	174,840	214,652	7,082,196	1,519,076	3,494,261

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(669,846)	(1,948,975)	13,104,704	3,038,629	(3,913,987)	(1,867,232)	32,969,447	1,900,290	(2,648,706)
Futures contracts	—	415,617	579,928	—	—	11,226	795,832	316,549	—
Foreign currency related transactions	—	—	(42,376)	(487)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	3,614,841	48,561,036	24,699,395	8,064,992	16,283,683	8,662,300	122,320,536	6,597,516	5,282,233
Futures contracts	—	228,934	241,422	—	—	7,212	596,078	155,614	—
Foreign currency related transactions	—	—	4,090	455	—	46	—	23,365	—

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	2,944,995	47,256,612	38,587,163	11,103,589	12,369,696	6,813,552	156,681,893	8,993,334	2,633,527

Change in net assets from operations	$6,928,777	$50,635,827	$43,777,575	$11,094,863	$12,544,536	$7,028,204	$163,764,089	$10,512,410	$6,127,788

*Taxes withheld	$—	$400	$797,042	$2,362	$526	$944	$2,393	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2023 (Unaudited)

	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON U.S. Low Volatility Portfolio	ON AB Relative Value Portfolio

Investment income:
Interest.	$32,437	$96,878	$46,888	$65,119	$122,390	$11,109,194	$8,069,709	$129,140	$155,592
Dividends from unaffiliated issuers, net of taxes withheld*	1,003,519	2,546,577	625,957	3,252,849	2,043,573	4,921,152	1,286,483	6,446,711	1,436,685

Total investment income	1,035,956	2,643,455	672,845	3,317,968	2,165,963	16,030,346	9,356,192	6,575,851	1,592,277

Expenses:
Management fees	430,934	1,028,071	532,903	666,093	1,328,614	4,532,320	1,396,485	2,047,293	406,367
Custodian fees	10,788	10,746	8,286	26,466	9,254	42,469	11,304	9,013	8,874
Directors’ fees.	9,081	12,741	5,472	14,701	15,780	44,848	21,859	28,470	4,996
Professional fees	11,009	11,867	10,068	11,975	10,028	18,688	11,665	17,685	9,722
Accounting fees	16,097	21,732	14,194	29,599	29,000	107,809	73,467	45,081	9,566
Administration fees	11,827	14,930	11,897	12,363	12,536	28,681	19,708	13,092	10,963
Printing and filing fees	4,396	4,710	4,400	5,162	5,116	8,967	7,269	6,037	4,097
Compliance expense	5,130	5,130	5,130	5,130	5,130	5,130	5,130	5,130	5,130
Other	3,673	5,014	2,203	5,323	4,404	43,963	7,251	11,698	1,665

Total expenses	502,935	1,114,941	594,553	776,812	1,419,862	4,832,875	1,554,138	2,183,499	461,380

Net investment income.	533,021	1,528,514	78,292	2,541,156	746,101	11,197,471	7,802,054	4,392,352	1,130,897

Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	11,795,476	(701,876)	(23,439)	5,010,567	20,347,203	8,756,349	(4,534,794)	405,415	(2,937,811)
Futures contracts	393,125	489,955	64,587	111,986	1,435,030	(1,169,625)	(1,389,511)	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	64,485,449	47,228,778	16,919,371	24,407,780	77,049,109	60,454,312	10,418,953	32,923,244	6,474,971
Futures contracts	115,750	256,833	67,638	100,457	491,880	(7,798,560)	(1,779,836)	—	—

Net realized/unrealized gain on investments and futures contracts	76,789,800	47,273,690	17,028,157	29,630,790	99,323,222	60,242,476	2,714,812	33,328,659	3,537,160

Change in net assets from operations	$77,322,821	$48,802,204	$17,106,449	$32,171,946	$100,069,323	$71,439,947	$10,516,866	$37,721,011	$4,668,057

*Taxes withheld	$2,214	$357	$2,754	$—	$460	$7,984	$—	$—	$24,351

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2023 (Unaudited)

	ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Moderate Growth Portfolio	ON iShares Managed Risk Growth Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Investment income:
Interest	$814,696	$891,478	$578,009	$1	$2	$4	$1
Dividend income from unaffiliated issuers	7,094,648	5,180,727	4,480,311	1,469,959	4,269,481	5,194,724	805,501
Dividends from affililiates	—	—	—	12,589	47,024	87,166	20,006

Total investment income	7,909,344	6,072,205	5,058,320	1,482,549	4,316,507	5,281,894	825,508

Expenses:
Management fees	1,678,434	1,358,270	1,192,459	421,918	1,583,440	2,929,302	674,355
Custodian fees.	12,071	10,082	10,087	8,158	8,647	8,259	6,701
Directors’ fees	24,282	19,576	17,173	8,398	31,487	58,174	13,401
Professional fees	11,495	8,962	8,803	13,733	15,559	22,052	10,868
Accounting fees	12,326	13,783	13,782	11,543	11,565	11,565	11,555
Administration fees	12,881	12,466	12,079	14,049	15,768	17,749	14,425
Printing and filing fees	5,830	4,768	4,532	4,447	6,272	8,310	4,800
Compliance expense	5,130	5,130	5,130	5,130	5,130	5,130	5,130
Recoupment of previously reimbursed expenses.	—	—	—	5,000	126,000	—	—
Other	24,031	18,942	23,099	2,675	10,114	18,310	4,085

Total expenses.	1,786,480	1,451,979	1,287,144	495,051	1,813,982	3,078,851	745,320

Net investment income	6,122,864	4,620,226	3,771,176	987,498	2,502,525	2,203,043	80,188

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(3,611,664)	921,667	1,989,951	(425,344)	(535,530)	(2,139,947)	(618,950)
Investments in affiliates	—	—	—	(37,875)	(5,690,750)	(24,541,476)	(6,114,640)
Futures contracts.	7,551,232	5,503,940	4,140,003	—	—	—	—
Foreign currency related transactions	118,611	12,343	25,645	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	36,482,715	33,567,579	38,917,367	1,386,173	6,896,135	16,164,499	4,511,433
Investments in affiliates	—	—	—	10,980,171	57,136,232	146,808,465	38,697,716
Futures contracts.	2,303,659	2,979,831	2,262,390	—	—	—	—
Foreign currency related transactions	(86,105)	(24,761)	(17,487)	—	—	—	—

Net realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	42,758,448	42,960,599	47,317,869	11,903,125	57,806,087	136,291,541	36,475,559

Change in net assets from operations	$48,881,312	$47,580,825	$51,089,045	$12,890,623	$60,308,612	$138,494,584	$36,555,747

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$3,983,782	$7,061,170	$3,379,215	$7,221,718	$5,190,412	$10,506,593	$(8,726)	$(163,359)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(669,846)	(2,323,091)	(1,533,358)	(1,511,732)	13,642,256	(54,967,224)	3,038,142	9,326,211
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	3,614,841	(46,010,875)	48,789,970	(104,791,781)	24,944,907	(22,914,006)	8,065,447	(51,085,374)

Change in net assets from operations.	6,928,777	(41,272,796)	50,635,827	(99,081,795)	43,777,575	(67,374,637)	11,094,863	(41,922,522)

Distributions:
Distributions to shareholders	—	(8,574,425)	—	(91,138,887)	—	(63,189,251)	—	(59,319,150)

Capital transactions:
Received from shares sold	10,400,956	37,257,056	6,337,412	39,209,578	7,835,242	17,766,308	1,345,614	10,963,124
Received from dividends reinvested.	—	8,574,425	—	91,138,887	—	63,189,251	—	59,319,150
Paid for shares redeemed	(15,074,934)	(51,935,837)	(43,313,297)	(73,207,293)	(47,623,108)	(103,287,366)	(5,120,260)	(67,084,671)

Change in net assets from capital transactions	(4,673,978)	(6,104,356)	(36,975,885)	57,141,172	(39,787,866)	(22,331,807)	(3,774,646)	3,197,603

Change in net assets	2,254,799	(55,951,577)	13,659,942	(133,079,510)	3,989,709	(152,895,695)	7,320,217	(98,044,069)
Net assets:
Beginning of period	221,480,599	277,432,176	418,730,555	551,810,065	354,571,541	507,467,236	44,128,800	142,172,869

End of period	$223,735,398	$221,480,599	$432,390,497	$418,730,555	$358,561,250	$354,571,541	$51,449,017	$44,128,800

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON AB Small Cap Portfolio		ON AB Mid Cap Core Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$174,840	$83,959	$214,652	$445,275	$7,082,196	$13,953,656	$1,519,076	$4,066,364
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(3,913,987)	(18,086,434)	(1,856,006)	(7,062,600)	33,765,279	47,510,993	2,216,839	1,744,006
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	16,283,683	(29,906,410)	8,669,558	(17,237,620)	122,916,614	(294,998,664)	6,776,495	(32,737,573)

Change in net assets from operations	12,544,536	(47,908,885)	7,028,204	(23,854,945)	163,764,089	(233,534,015)	10,512,410	(26,927,203)

Distributions:
Distributions to shareholders.	—	(77,449,777)	—	(38,480,179)	—	(140,988,170)	—	(61,357,541)

Capital transactions:
Received from shares sold	4,333,987	15,389,537	2,582,607	9,678,476	18,823,995	110,296,372	5,510,969	5,786,201
Received from dividends reinvested	—	77,449,777	—	38,480,179	—	140,988,170	—	61,357,541
Paid for shares redeemed	(11,402,759)	(23,084,864)	(7,084,236)	(12,681,249)	(118,243,446)	(178,215,803)	(12,943,851)	(105,822,570)

Change in net assets from capital transactions	(7,068,772)	69,754,450	(4,501,629)	35,477,406	(99,419,451)	73,068,739	(7,432,882)	(38,678,828)

Change in net assets	5,475,764	(55,604,212)	2,526,575	(26,857,718)	64,344,638	(301,453,446)	3,079,528	(126,963,572)
Net assets:
Beginning of period	113,692,146	169,296,358	77,793,756	104,651,474	1,023,580,370	1,325,033,816	198,941,349	325,904,921

End of period	$119,167,910	$113,692,146	$80,320,331	$77,793,756	$1,087,925,008	$1,023,580,370	$202,020,877	$198,941,349

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$3,494,261	$7,152,883	$533,021	$1,186,637	$1,528,514	$3,425,040	$78,292	$45,785
Net realized gain (loss) on investments and futures contracts	(2,648,706)	(3,870,351)	12,188,601	20,591,868	(211,921)	1,633,762	41,148	(9,971,054)
Change in unrealized appreciation/depreciation on investments and futures contracts	5,282,233	(22,246,978)	64,601,199	(131,230,122)	47,485,611	(87,433,157)	16,987,009	(40,989,792)

Change in net assets from operations.	6,127,788	(18,964,446)	77,322,821	(109,451,617)	48,802,204	(82,374,355)	17,106,449	(50,915,061)

Distributions:
Distributions to shareholders	—	(7,915,615)	—	(81,012,020)	—	(94,014,910)	—	(49,954,225)

Capital transactions:
Received from shares sold	4,105,791	5,362,424	10,092,393	39,450,661	3,822,927	14,043,699	4,496,384	15,744,900
Received from dividends reinvested.	—	7,915,615	—	81,012,020	—	94,014,910	—	49,954,225
Paid for shares redeemed	(8,898,381)	(33,028,965)	(40,431,422)	(78,019,869)	(35,913,011)	(55,125,680)	(16,205,203)	(26,057,888)

Change in net assets from capital transactions	(4,792,590)	(19,750,926)	(30,339,029)	42,442,812	(32,090,084)	52,932,929	(11,708,819)	39,641,237

Change in net assets	1,335,198	(46,630,987)	46,983,792	(148,020,825)	16,712,120	(123,456,336)	5,397,630	(61,228,049)
Net assets:
Beginning of period	123,554,884	170,185,871	208,511,929	356,532,754	313,798,039	437,254,375	135,001,194	196,229,243

End of period	$124,890,082	$123,554,884	$255,495,721	$208,511,929	$330,510,159	$313,798,039	$140,398,824	$135,001,194

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,541,156	$4,697,808	$746,101	$609,922	$11,197,471	$13,050,729	$7,802,054	$13,234,868
Net realized gain (loss) on investments and futures contracts	5,122,553	21,896,113	21,782,233	1,035,868	7,586,724	(36,102,057)	(5,924,305)	(34,877,886)
Change in unrealized appreciation/depreciation on investments and futures contracts	24,508,237	(83,766,894)	77,540,989	(23,461,774)	52,655,752	(118,870,541)	8,639,117	(66,363,139)

Change in net assets from operations	32,171,946	(57,172,973)	100,069,323	(21,815,984)	71,439,947	(141,921,869)	10,516,866	(88,006,157)

Distributions:
Distributions to shareholders.	—	(59,625,654)	—	(34,740,322)	—	(52,389,384)	—	(9,465,356)

Capital transactions:
Received from shares sold	18,307,094	62,756,203	5,335,553	346,006,891	17,603,901	979,291,083	26,433,022	81,089,166
Received from dividends reinvested	—	59,625,654	—	34,740,322	—	52,389,384	—	9,465,356
Paid for shares redeemed	(40,001,467)	(73,655,305)	(44,411,441)	(30,527,193)	(99,122,665)	(145,114,544)	(39,266,116)	(158,471,240)

Change in net assets from capital transactions	(21,694,373)	48,726,552	(39,075,888)	350,220,020	(81,518,764)	886,565,923	(12,833,094)	(67,916,718)

Change in net assets	10,477,573	(68,072,075)	60,993,435	293,663,714	(10,078,817)	692,254,670	(2,316,228)	(165,388,231)
Net assets:
Beginning of period	369,480,762	437,552,837	375,123,891	81,460,177	1,139,213,509	446,958,839	551,101,843	716,490,074

End of period	$379,958,335	$369,480,762	$436,117,326	$375,123,891	$1,129,134,692	$1,139,213,509	$548,785,615	$551,101,843

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON U.S. Low Volatility Portfolio		ON AB Relative Value Portfolio		ON iShares Managed Risk Balanced Portfolio		ON iShares Managed Risk Moderate Growth Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Period from October 14, 2022 (inception) to December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$4,392,352	$8,705,219	$1,130,897	$1,470,576	$6,122,864	$6,514,570	$4,620,226	$2,683,968
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	405,415	(7,547,614)	(2,937,811)	(2,644,383)	4,058,179	(29,743,481)	6,437,950	4,805,973
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	32,923,244	(71,016,377)	6,474,971	(3,132,477)	38,700,269	(26,746,207)	36,522,649	20,776,747

Change in net assets from operations	37,721,011	(69,858,772)	4,668,057	(4,306,284)	48,881,312	(49,975,118)	47,580,825	28,266,688

Distributions:
Distributions to shareholders	—	(24,143,362)	—	(92,591)	—	(3,430,064)	—	—

Capital transactions:
Received from shares sold	19,771,276	14,522,475	4,841,102	77,045,730	5,612,774	314,447,942	7,346,136	486,047,292
Received from dividends reinvested	—	24,143,362	—	92,591	—	3,430,064	—	—
Paid for shares redeemed	(72,138,351)	(189,797,773)	(6,336,555)	(24,660,816)	(57,047,204)	(64,824,870)	(43,664,651)	(23,315,931)

Change in net assets from capital transactions	(52,367,075)	(151,131,936)	(1,495,453)	52,477,505	(51,434,430)	253,053,136	(36,318,515)	462,731,361

Change in net assets	(14,646,064)	(245,134,070)	3,172,604	48,078,630	(2,553,118)	199,647,954	11,262,310	490,998,049
Net assets:
Beginning of period	738,426,029	983,560,099	125,722,736	77,644,106	611,635,869	411,987,915	490,998,049	—

End of period	$723,779,965	$738,426,029	$128,895,340	$125,722,736	$609,082,751	$611,635,869	$502,260,359	$490,998,049

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON iShares Managed Risk Growth Portfolio		ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Period from October 14, 2022 (inception) to December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$3,771,176	$2,213,400	$987,498	$4,552,705	$2,502,525	$14,040,740	$2,203,043	$20,564,747
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	6,155,599	799,471	(463,219)	10,960,407	(6,226,280)	76,286,314	(26,681,423)	204,017,522
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	41,162,270	21,973,986	12,366,344	(57,343,084)	64,032,367	(257,591,305)	162,972,964	(558,325,064)

Change in net assets from operations	51,089,045	24,986,857	12,890,623	(41,829,972)	60,308,612	(167,264,251)	138,494,584	(333,742,795)

Distributions:
Distributions to shareholders	—	—	—	(19,022,010)	—	(95,455,234)	—	(209,220,568)

Capital transactions:
Received from shares sold	6,445,913	421,249,533	2,865,157	17,864,580	8,692,783	13,644,093	8,949,302	39,731,207
Received from dividends reinvested.	—	—	—	19,022,010	—	95,455,233	—	209,220,568
Paid for shares redeemed	(38,827,050)	(19,675,343)	(21,094,572)	(44,216,093)	(64,230,394)	(150,961,325)	(101,865,736)	(238,136,575)

Change in net assets from capital transactions	(32,381,137)	401,574,190	(18,229,415)	(7,329,503)	(55,537,611)	(41,861,999)	(92,916,434)	10,815,200

Change in net assets	18,707,908	426,561,047	(5,338,792)	(68,181,485)	4,771,001	(304,581,484)	45,578,150	(532,148,163)
Net assets:
Beginning of period	426,561,047	—	213,431,573	281,613,058	787,942,579	1,092,524,063	1,445,176,260	1,977,324,423

End of period	$445,268,955	$426,561,047	$208,092,781	$213,431,573	$792,713,580	$787,942,579	$1,490,754,410	$1,445,176,260

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Growth Model Portfolio
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$80,188	$3,691,529
Net realized gain on investments and capital gain distributions received from underlying mutual funds	(6,733,590)	57,283,328
Change in unrealized appreciation on investments	43,209,149	(141,608,112)

Change in net assets from operations	36,555,747	(80,633,255)

Distributions:
Distributions to shareholders	—	(57,611,540)

Capital transactions:
Received from shares sold	1,671,978	6,632,256
Received from dividends reinvested	—	57,611,540
Paid for shares redeemed.	(23,841,830)	(43,262,790)

Change in net assets from capital transactions	(22,169,852)	20,981,006

Change in net assets	14,385,895	(117,263,789)
Net assets:
Beginning of period	330,923,186	448,186,975

End of period	$345,309,081	$330,923,186

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations				Distributions			Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)		Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Bond Portfolio
Six-Month Period Ended June 30, 2023+	$16.17	0.31		0.19	0.50	—	$16.67	3.09%*	0.61%**	3.58	%**	0.61%**	$223.7	17	%*
Year Ended December 31, 2022	$19.88	0.58		(3.60)	(3.02)	(0.69)	$16.17	(15.19)%	0.61%	3.11%		0.61%	$221.5	21%
Year Ended December 31, 2021	$20.79	0.54		(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%		0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55		1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%		0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55		1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%		0.60%	$290.5	60%
ON BlackRock Balanced Allocation Portfolio
Six-Month Period Ended June 30, 2023+	$27.36	0.28		3.18	3.46	—	$30.82	12.65%*	0.57%**	1.60	%**	0.57%**	$432.4	37	%*
Year Ended December 31, 2022	$42.43	0.50		(8.21)	(7.71)	(7.36)	$27.36	(18.41)%	0.55%	1.57%		0.55%	$418.7	70%
Year Ended December 31, 2021	$39.40	0.58		6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%		0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60		4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%		0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26		7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%		0.59%	$545.2	97	%(a)
ON BlackRock Advantage International Equity Portfolio
Six-Month Period Ended June 30, 2023+	$13.32	0.27		1.45	1.72	—	$15.04	12.91%*	0.90%**	2.92	%**	0.90%**	$358.6	83	%*
Year Ended December 31, 2022	$18.44	0.42		(3.11)	(2.69)	(2.43)	$13.32	(13.47)%	0.89%	2.53%		0.89%	$354.6	134%
Year Ended December 31, 2021	$16.47	0.36		1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%		0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20		0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%		0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34		2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%		0.87%	$474.2	105	%(b)
ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2023+	$1.19	(—	)(c)	0.31	0.31	—	$1.50	26.05%*	0.91%**	(0.04	)%**	0.91%**	$51.4	24	%*
Year Ended December 31, 2022	$36.43	0.02		(11.42)	(11.40)	(23.84)	$1.19	(33.92)%	0.85%	(0.19)%		0.85%	$44.1	51%
Year Ended December 31, 2021	$35.13	(0.17)		7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%		0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)		9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%		0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—	)(c)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—	)%(c)	0.81%	$196.9	53%

+	Unaudited
*	Not annualized
**	Annualized
(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

(b)

Effective December 7, 2019, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

(c)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Six-Month Period Ended June 30, 2023+	$10.63	0.02	1.16	1.18	—	$11.81	11.10%*	0.86%**	0.30%**	0.86%**	$119.2	25	%*
Year Ended December 31, 2022	$42.63	0.01	(11.42)	(11.41)	(20.59)	$10.63	(28.73)%	0.85%	0.07%	0.85%	$113.7	58%
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$169.3	136	%(a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$170.7	17%
ON AB Mid Cap Core Portfolio
Six-Month Period Ended June 30, 2023+	$25.16	0.08	2.23	2.31	—	$27.47	9.18%*	0.89%**	0.55%**	0.89%**	$80.3	24	%*
Year Ended December 31, 2022	$62.45	0.14	(14.02)	(13.88)	(23.41)	$25.16	(23.31)%	0.88%	0.53%	0.88%	$77.8	41%
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$104.7	125	%(a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$110.0	10%
ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2023+	$32.61	0.29	5.15	5.44	—	$38.05	16.68%*	0.38%**	1.35%**	0.38%**	$1,087.9	1	%*
Year Ended December 31, 2022	$46.20	0.47	(8.86)	(8.39)	(5.20)	$32.61	(18.42)%	0.38%	1.27%	0.38%	$1,023.6	4%
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
ON BlackRock Advantage Large Cap Value Portfolio
Six-Month Period Ended June 30, 2023+	$16.32	0.14	0.73	0.87	—	$17.19	5.33%*	0.74%**	1.53%**	0.74%**	$202.0	54	%*
Year Ended December 31, 2022	$23.67	0.38	(2.64)	(2.26)	(5.09)	$16.32	(8.97)%	0.73%	1.51%	0.73%	$198.9	94%
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$320.7	127	%(b)

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.

(b)

Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2023+	$17.97	0.57	0.33	0.90	—	$18.87	5.01%*	0.86%**	5.63%**	0.86%**	$124.9	6	%*
Year Ended December 31, 2022	$21.58	1.18	(3.65)	(2.47)	(1.14)	$17.97	(11.43)%	0.84%	5.05%	0.84%	$123.6	13%
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2023+	$12.46	0.05	4.82	4.87	—	$17.33	39.09%*	0.43%**	0.46%**	0.43%**	$255.5	2	%*
Year Ended December 31, 2022	$28.58	0.08	(8.66)	(8.58)	(7.54)	$12.46	(32.57)%	0.43%	0.46%	0.43%	$208.5	9%
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
ON BlackRock Advantage Large Cap Core Portfolio
Six-Month Period Ended June 30, 2023+	$25.79	0.17	4.02	4.19	—	$29.98	16.25%*	0.69%**	0.95%**	0.69%**	$330.5	47	%*
Year Ended December 31, 2022	$44.84	0.30	(8.89)	(8.59)	(10.46)	$25.79	(19.56)%	0.69%	0.97%	0.69%	$313.8	90%
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152	%(a)
ON BlackRock Advantage Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2023+	$18.49	0.01	2.37	2.38	—	$20.87	12.87%*	0.86%**	0.11%**	0.86%**	$140.4	20	%*
Year Ended December 31, 2022	$37.99	0.01	(9.57)	(9.56)	(9.94)	$18.49	(26.12)%	0.86%	0.03%	0.86%	$135.0	49%
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114	%(a)

+	Unaudited
*	Not annualized
**	Annualized
(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portfolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2023+	$18.71	0.15	1.46	1.61	—	$20.32	8.61%*	0.42%**	1.36%**	0.42%**	$380.0	10	%*
Year Ended December 31, 2022	$26.22	0.26	(3.79)	(3.53)	(3.98)	$18.71	(13.40)%	0.42%	1.30%	0.42%	$369.5	26%
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
ON BlackRock Advantage Large Cap Growth Portfolio
Six-Month Period Ended June 30, 2023+	$6.57	0.02	1.82	1.84	—	$8.41	28.01%*	0.71%**	0.37%**	0.71%**	$436.1	53	%*
Year Ended December 31, 2022	$33.65	0.01	(9.13)	(9.12)	(17.96)	$6.57	(32.56)%	0.75%	0.49%	0.75%	$375.1	135%
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2023+	$12.69	0.14	0.68	0.82	—	$13.51	6.46%*	0.85%**	1.98%**	0.85%**	$1,129.1	56	%*
Year Ended December 31, 2022	$17.16	0.09	(3.96)	(3.87)	(0.60)	$12.69	(22.62)%	0.87%	1.48%	0.87%	$1,139.2	124%
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114	%(a),(b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105	%(b)
ON Federated Core Plus Bond Portfolio
Six-Month Period Ended June 30, 2023+	$8.83	0.13	0.03	0.16	—	$8.99	1.81%*	0.56%**	2.84%**	0.56%**	$548.8	16	%*
Year Ended December 31, 2022	$10.30	0.23	(1.54)	(1.31)	(0.16)	$8.83	(12.78)%	0.56%	2.22%	0.56%	$551.1	81%
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$239.9	30	%*

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.

(b)

The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020 and 84% for the year ended December 31, 2019 (see Note 2 of the Notes to Financial Statements).

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

		Operations				Distributions				Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income		Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#		Expenses		Net investment income		Expenses		Net assets, end of year or period (millions)	Portfolio turnover rate
ON U.S. Low Volatility Portfolio
Six-Month Period Ended June 30, 2023+	$9.98	0.07		0.46	0.53	—	$10.51	5.31	%*	0.61	%**	1.22	%**	0.61	%**	$723.8	23	%*
Year Ended December 31, 2022	$11.12	0.13		(0.95)	(0.82)	(0.32)	$9.98	(7.33)%		0.62%		1.06%		0.62%		$738.4	78%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05		1.07	1.12	—	$11.12	11.20	%*	0.62	%**	0.89	%**	0.62	%**	$983.6	32	%*
ON AB Relative Value Portfolio
Six-Month Period Ended June 30, 2023+	$10.04	0.09		0.27	0.36	—	$10.40	3.59	%*	0.73	%**	1.78	%**	0.73	%**	$128.9	39	%*
Year Ended December 31, 2022	$10.52	0.12		(0.59)	(0.47)	(0.01)	$10.04	(4.50)%		0.74%		1.44%		0.74%		$125.7	81%
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	—	(a)	0.52	0.52	—	$10.52	5.20	%*	1.19	%**	0.38	%**	1.19	%**	$77.6	5	%*
ON iShares Managed Risk Balanced Portfolio
Six-Month Period Ended June 30, 2023+	$8.52	0.10		0.60	0.70	—	$9.22	8.22	%*	0.59	%**†	2.01	%**†	0.59	%**†	$609.1	3	%*
Year Ended December 31, 2022	$10.23	0.10		(1.72)	(1.62)	(0.09)	$8.52	(15.84)%		0.61	%†	1.58	%†	0.61	%†	$611.6	48%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06		0.17	0.23	—	$10.23	2.30	%*	0.62	%**,†	1.22	%**,†	0.62	%**,†	$412.0	15	%*
ON iShares Managed Risk Moderate Growth Portfolio
Six-Month Period Ended June 30, 2023+	$10.59	0.11		0.95	1.06	—	$11.65	10.01	%*	0.59	%**†	1.87	%**†	0.59	%**†	$502.3	2	%*
Period from October 14, 2022 (inception) to December 31, 2022.	$10.00	0.06		0.53	0.59	—	$10.59	5.90	%*	0.61	%**,†	2.58	%**,†	0.61	%**,†	$491.0	49	%*
ON iShares Managed Risk Growth Portfolio
Six-Month Period Ended June 30, 2023+	$10.60	0.10		1.21	1.31	—	$11.91	12.36	%*	0.59	%**†	1.74	%**†	0.59	%**†	$445.3	3	%*
Period from October 14, 2022 (inception) to December 31, 2022.	$10.00	0.05		0.55	0.60	—	$10.60	6.00	%*	0.61	%**,†	2.45	%**,†	0.61	%**,†	$426.6	47	%*

+	Unaudited
*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses†	Net investment income†	Expenses†	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2023+ .	$10.35	0.09	0.56	0.65	—	—	—	$11.00	6.28%*	0.47%**	0.94%**	0.47%**	$208.1	3	%*
Year Ended December 31, 2022	$13.32	0.23	(2.24)	(2.01)	(0.96)	—	(0.96)	$10.35	(15.12)%	0.47%	1.91%	0.47%	$213.4	29%
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43%	1.29%	0.45%	$281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$303.5	23	%(a)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$223.2	18%
ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2023+ .	$10.59	0.07	0.76	0.83	—	—	—	$11.42	7.84%*	0.46%**	0.63%**	0.46%**	$792.7	3	%*
Year Ended December 31, 2022	$14.22	0.22	(2.46)	(2.24)	(1.39)	—	(1.39)	$10.59	(15.75)%	0.44%	1.58%	0.44%	$787.9	27%
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2023+ .	$10.88	0.06	1.01	1.07	—	—	—	$11.95	9.83%*	0.42%**	0.30%**	0.42%**	$1,490.8	3	%*
Year Ended December 31, 2022	$15.26	0.18	(2.81)	(2.63)	(1.75)	—	(1.75)	$10.88	(17.17)%	0.42%	1.27%	0.42%	$1,445.2	32%
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
ON Growth Model Portfolio
Six-Month Period Ended June 30, 2023+ .	$11.18	0.05	1.22	1.27	—	—	—	$12.45	11.36%*	0.44%**	0.05%**	0.44%**	$345.3	3	%*
Year Ended December 31, 2022	$16.47	0.15	(3.18)	(3.03)	(2.26)	—	(2.26)	$11.18	(18.29)%	0.44%	1.01%	0.44%	$330.9	28%
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$443.1	11%
Year Ended December 31, 2019	$9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$433.6	18%

+	Unaudited
*	Not annualized
**	Annualized
(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2023 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

∎

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

∎	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

∎

ON BlackRock Advantage International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

∎

ON Janus Henderson Forty Portfolio (renamed ON Fidelity Institutional AM® Equity Growth Portfolio as of July 28, 2023) – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

∎

ON AB Small Cap Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

∎

ON AB Mid Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

∎

ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in common stock and other securities of companies that are included in the S&P 500® Index.

∎

ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

∎

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

∎

ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

∎

ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

∎

ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

∎

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stock and other securities included in the S&P MidCap 400® Index.

∎

ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

167	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

∎

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

∎

ON Federated Core Plus Bond Portfolio - Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

∎

ON U.S. Low Volatility Portfolio (formerly ON Janus Henderson U.S. Low Volatility Portfolio) - Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.

∎

ON AB Relative Value Portfolio - Long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

∎

ON iShares Managed Risk Balanced Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

∎

ON iShares Managed Risk Moderate Growth Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.

∎

ON iShares Managed Risk Growth Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.

∎

ON Moderately Conservative Model Portfolio[2] – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

∎

ON Balanced Model Portfolio[2] – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

∎

ON Moderate Growth Model Portfolio[2] – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

∎

ON Growth Model Portfolio[2] – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

[1]	Collectively, the “ON iShares Managed Risk Portfolios”.
[2]	Collectively, the “ON Model Portfolios”.

The ON iShares Managed Risk Portfolios and the ON Model Portfolios are each a “Fund of Funds”, which means each Portfolio invests primarily in other open-end mutual funds or exchange traded funds (“ETFs”). Those underlying mutual funds or ETFs invest in stocks, bonds, and other securities that are consistently recorded at fair value, but involve varying amounts of potential investment risk and reward. The portfolio management team of each of those Portfolios periodically adjust the investment allocation to allow the Portfolio to achieve its investment objective.

Additional detail regarding Portfolio-specific objectives, policies, and investment strategies is provided in the Prospectuses and Statements of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

168	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

ON Bond	22,000,000
ON BlackRock Balanced Allocation	25,000,000
ON BlackRock Advantage International Equity	50,000,000
ON Janus Henderson Forty	74,000,000
ON AB Small Cap	17,000,000
ON AB Mid Cap Core	6,000,000
ON S&P 500® Index	50,000,000
ON BlackRock Advantage Large Cap Value	26,000,000
ON Federated High Income Bond	13,000,000
ON Nasdaq-100® Index	27,000,000
ON BlackRock Advantage Large Cap Core	19,000,000
ON BlackRock Advantage Small Cap Growth	12,000,000
ON S&P MidCap 400® Index	31,000,000

Portfolio	Authorized Shares

ON BlackRock Advantage Large Cap Growth	82,000,000
ON Risk Managed Balanced	170,000,000
ON Federated Core Plus Bond	115,000,000
ON U.S. Low Volatility	155,000,000
ON AB Relative Value	25,000,000
ON iShares Managed Risk Balanced	123,000,000
ON iShares Managed Risk Moderate Growth	95,000,000
ON iShares Managed Risk Growth	80,000,000
ON Moderately Conservative Model	28,000,000
ON Balanced Model	97,000,000
ON Moderate Growth Model	170,000,000
ON Growth Model	38,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Board has adopted policies for the valuation of the Fund’s securities, which include guidelines for valuation when active market quotations are not readily available. The Board has delegated authority to the Fund’s adviser, Ohio National Investments, Inc. (“ONI”) to apply those guidelines in the determination of fair value, subject to oversight by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

169	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or a previous last trade price may be used when appropriate.

Over-the-counter traded American Depositary Receipts (“ADRs”) may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority). If there are no reported trades for a trading session, the evaluated composite-basis bid price or other method will be used for valuation purposes.

Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available at 4:00 pm Eastern Time (normal trading sessions) each day that the NYSE is open for trading and net asset values are calculated for the Portfolios. Multiple factors may be considered in performing this valuation, including U.S. intraday market and sector returns, currency valuations, and pricing of related depository receipts, exchange traded funds, and futures. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Adviser’s Pricing Committee, which is subjected to oversight by the Board.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

170	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Pricing inputs used in the determination of investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2023:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

ON Bond	Corporate Bonds***	$—	$207,522,838	$—
	Asset-Backed Securities***	—	5,085,085	—
	U.S. Treasury Obligations	—	1,989,609	—

		$—	$214,597,532	$—

ON BlackRock Balanced Allocation	Common Stocks***	$318,948,052	$—	$—
	Corporate Bonds***	—	106,319,795	—
	Asset-Backed Securities***	—	2,238,123	—
	U.S. Treasury Obligations	—	856,563	—

		$318,948,052	$109,414,481	$—

	Long Futures Contracts	$111,120	$—	$—

ON BlackRock Advantage International Equity	Common Stocks***	$—	$347,480,988	$—
	Preferred Securities***	—	2,465,992	—

		$—	$349,946,980	$—

	Long Futures Contracts	$50,009	$—	$—

ON Janus Henderson Forty	Common Stocks***	$49,794,151	$1,025,830	$—
	Discount Notes	—	500,000	—

		$49,794,151	$1,525,830	$—

ON AB Small Cap	Common Stocks***	$118,680,511	$—	$—
	Exchange Traded Funds	191,328	—	—

		$118,871,839	$—	$—

ON AB Mid Cap Core	Common Stocks***	$79,987,412	$—	$—
	Exchange Traded Funds	153,071	—	—

		$80,140,483	$—	$—

ON S&P 500® Index	Common Stocks***	$1,091,169,084	$—	$—
	U.S. Treasury Obligations	—	198,117	—

		$1,091,169,084	$198,117	$—

	Long Futures Contracts	$86,850	$—	$—

ON BlackRock Advantage Large Cap Value	Common Stocks***	$201,365,215	$—	$—

	Long Futures Contracts	$60,750	$—	$—

ON Federated High Income Bond	Corporate Bonds***	$—	$119,994,648	$—
	Common Stocks***	26,889	—	—
	Rights***	—	2,807	—

		$26,889	$119,997,455	$—

171	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Nasdaq-100® Index	Common Stocks***	$255,942,077	$—	$—
	U.S. Treasury Obligations	—	99,059	—

		$255,942,077	$99,059	$—

	Long Futures Contracts	$31,895	$—	$—

ON BlackRock Advantage Large Cap Core	Common Stocks***	$330,605,210	$—	$—

	Long Futures Contracts	$115,746	$—	$—

ON BlackRock Advantage Small Cap Growth	Common Stocks***	$140,464,254	$—	$—
	Rights***	—	4,950	—

		$140,464,254	$4,950	$—

	Long Futures Contracts	$14,219	$—	$—

ON S&P MidCap 400® Index	Common Stocks***	$384,075,085	$—	$—
	U.S. Treasury Obligations	—	99,059	—

		$384,075,085	$99,059	$—

	Long Futures Contracts	$31,025	$—	$—

ON BlackRock Advantage Large Cap Growth	Common Stocks***	$432,047,582	$—	$—

	Long Futures Contracts	$151,870	$—	$—

ON Risk Managed Balanced	Common Stocks***	$585,676,584	$—	$—
	U.S. Treasury Obligations	—	179,790,407	—
	Corporate Bonds***	—	157,776,966	—
	Asset-Backed / Mortgage-Backed Securities***	—	77,936,285	—
	U.S. Government Agency Mortgage-Backed Securities	—	56,634,073	—
	Purchased Options	55,631,984	—	—
	Sovereign Debt Issues	—	1,098,001	—
	Preferred Securities***	—	1,055,287	—
	Taxable Municipal Bonds	—	389,049	—
	Money Market Funds	33,624,772	—	—

		$674,933,340	$474,680,068	$—

	Long Futures Contracts	$(7,258,776)	$—	$—

	Short Futures Contracts	$84,427	$—	$—

ON Federated Core Plus Bond	U.S. Treasury Obligations	$—	$190,681,485	$—
	Corporate Bonds***	—	146,194,701	—
	U.S. Government Agency Mortgage-Backed Securities	—	129,610,415	—
	Investment Companies	32,426,180	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	28,317,942	—
	Sovereign Debt Issues	—	1,819,872	—

		$32,426,180	$496,624,415	$—

	Long Futures Contracts	$(1,405,677)	$—	$—

172	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
	Short Futures Contracts	$(402,946)	$—	$—

ON U.S. Low Volatility	Common Stocks***	$718,214,024	$—	$—

ON AB Relative Value	Common Stocks***	$124,436,245	$—	$—

ON iShares Managed Risk Balanced	Exchange Traded Funds	$572,831,206	$—	$—
	Money Market Funds	8,032,800	—	—

		$580,864,006	$—	$—

	Long Futures Contracts	$323,029	$—	$—

	Short Futures Contracts	$446,588	$—	$—

ON iShares Managed Risk Moderate Growth	Exchange Traded Funds	$471,799,001	$—	$—
	Money Market Funds	5,532,905	—	—

		$477,331,906	$—	$—

	Long Futures Contracts	$905,756	$—	$—

	Short Futures Contracts	$323,821	$—	$—

ON iShares Managed Risk Growth	Exchange Traded Funds	$423,724,209	$—	$—

	Long Futures Contracts	$772,615	$—	$—

	Short Futures Contracts	$288,723	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$208,187,158	$—	$—

ON Balanced Model	Open-End Mutual Funds	$793,063,189	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$1,491,246,294	$—	$—

ON Growth Model	Open-End Mutual Funds	$345,440,147	$—	$—

***   Each of the Portfolio’s Schedules of Investments include detailed industry descriptions.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

173	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Restricted Securities

Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.

Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method. The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates. The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method. Payments received for interest-only mortgage-backed securities are included in interest income. Because no principal is received at the maturity of an interest-only security, adjustments are made to the cost of the security until maturity. These adjustments are also included in interest income on the Statements of Operations.

Distributions to Shareholders and Federal Taxes

The Fund may satisfy its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code by using consent dividends or cash distributions. Consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board’s intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.

The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

174	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.

LIBOR Transition

Payment obligations and financing terms related to certain instruments held by the Fund’s Portfolios may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of U.S. Dollar LIBOR settings on a representative basis after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). The adoption of the new reference rates did not have a material impact on the Portfolios’ financial statements.

Subsequent Events

At a meeting held on May 22, 2023, the Board, including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of the Fund, approved an amendment (the “amendment”) to the Investment Advisory Agreement between the Fund and ONI and approved a new Sub-Advisory Agreement between ONI and FIAM LLC. Both the amendment and the new Sub-Advisory Agreement relate to the ON Janus Henderson Forty Portfolio. Effective at the end of business on July 28, 2023, FIAM LLC became the sub-adviser to that Portfolio and the Portfolio’s investment strategy, as well as its advisory fee and sub-advisory fee structures, were revised as a result. On the same date, the Portfolio’s name was changed to ON Fidelity Institutional AM® Equity Growth Portfolio to reflect the change in sub-adviser.

ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on July 10, 2023, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. Those entities intend to substitute shares of certain unaffiliated funds currently available under certain variable contracts for shares of a certain other unaffiliated fund and certain of the Ohio National Fund Portfolios. The substitution transactions, intended to take effect on or about August 25, 2023, are planned as cash redemptions of each unaffiliated fund’s shares and cash subscriptions to each corresponding unaffiliated fund or Ohio National Fund Portfolio’s shares.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

175	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Bond	ON S&P 500® Index	ON Risk Managed Balanced
0.60% of first $100 million	0.40% of first $100 million	0.88% of first $500 million
0.50% of next $150 million	0.35% of next $150 million	0.74% of next $1.3 billion
0.45% of next $250 million	0.33% over $250 million	0.72% over $1.8 billion
0.40% of next $500 million	ON BlackRock Advantage Large Cap Value	ON Federated Core Plus Bond
0.30% of next $1 billion	0.67% of first $500 million	0.56% of first $100 million
0.25% over $2 billion	0.65% over $500 million	0.54% of next $150 million

ON BlackRock Balanced Allocation	ON Federated High Income Bond	0.50% of next $150 million
0.58% of first $100 million	0.75% of first $75 million	0.45% of next $350 million
0.50% of next $150 million	0.70% of next $75 million	0.43% over $750 million
0.45% of next $250 million	0.65% of next $75 million	ON U.S. Low Volatility
0.40% of next $500 million	0.60% over $225 million	0.575% of first $500 million
0.30% of next $1 billion	ON Nasdaq-100® Index	0.555% over $500 million
0.25% over $2 billion	0.40% of first $100 million	ON AB Relative Value
ON BlackRock Advantage International Equity	0.35% of next $150 million	0.65% of first $100 million
0.72% of first $200 million	0.33% over $250 million	0.61% of next $200 million
0.70% of next $800 million	ON BlackRock Advantage Large Cap Core	0.59% over $300 million
0.66% over $1 billion	0.64% of first $500 million	ON iShares Managed Risk Balanced
ON Janus Henderson Forty	0.62% over $500 million	0.55% of first $1.5 billion
0.73% of first $100 million	ON BlackRock Advantage Small Cap Growth	0.53% over $1.5 billion
0.68% of next $400 million	0.78% of first $100 million	ON iShares Managed Risk Moderate Growth
0.63% over $500 million	0.75% of next $400 million	0.55% of first $1.5 billion
ON AB Small Cap	0.70% over $500 million	0.53% over $1.5 billion
0.73% of first $400 million	ON S&P MidCap 400® Index	ON iShares Managed Risk Growth
0.675% of next $200 million	0.40% of first $100 million	0.55% of first $1.5 billion
0.63% over $600 million	0.35% of next $150 million	0.53% over $1.5 billion
ON AB Mid Cap Core	0.33% over $250 million	ON Model Portfolios
0.715% of first $100 million	ON BlackRock Advantage Large Cap Growth	0.40% of all net assets
0.71% of next $200 million	0.66% of first $500 million
0.69% of next $200 million	0.64% over $500 million
0.66% over $500 million

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements to manage the investment of certain Portfolios’ assets, as detailed below, subject to the supervision of ONI.

AllianceBernsterin, L.P. (“AB”)
ON AB Small Cap
ON AB Mid Cap Core
ON Risk Managed Balanced
ON AB Relative Value
BlackRock Investment Management, LLC (“BlackRock”)
ON BlackRock Balanced Allocation
ON BlackRock Advantage International Equity
ON BlackRock Advantage Large Cap Value
ON BlackRock Advantage Large Cap Core

BlackRock (continued)
ON BlackRock Advantage Small Cap Growth
ON BlackRock Advantage Large Cap Growth
ON iShares Managed Risk Balanced
ON iShares Managed Risk Moderate Growth
ON iShares Managed Risk Growth
Federated Investment Management Company (“Federated”)
ON Federated High Income Bond

Federated (continued)
ON Federated Core Plus Bond
Geode Capital Management, LLC (“Geode”)
ON S&P 500® Index
ON Nasdaq-100® Index
ON S&P MidCap 400® Index
Intech Investment Management LLC (“Intech”)
ON U.S. Low Volatility
Janus Henderson Investors U.S. LLC (“Janus”)
ON Janus Henderson Forty

The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of average daily net assets and Board-approved schedules of annualized fee breakpoints.

176	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

BlackRock receives a sub-advisory fee from ONI on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the sub-advised equity sleeve of the ON BlackRock Balanced Allocation Portfolio. BlackRock also receives a sub-advisory fee from ONI on the aggregate average daily net assets of the ON iShares Managed Risk Portfolios.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

The Investment Advisory Agreement allows for a portion of the expenses related to ONLIC’s compliance and legal staff to be incurred by the Fund and paid from the Fund to ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance functions and ONI has reimbursed ONLIC for those costs allocated to the Fund. For the six-month period ended June 30, 2023, the Fund incurred compliance expenses totaling $128,250, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2023.

Through Operating Expense Limitation Agreements, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets.

Expense limitations under the current Investment Advisory Agreement and prior Operating Expense Limitation Agreements, stated as percentages of the average daily net assets of the four ON Model Portfolios, where applicable, are as follows:

Portfolio	May 1, 2023 to April 30, 2024	May 1, 2022 to April 30, 2023	May 1, 2021 to April 30, 2022
ON Moderately Conservative Model	1.00%	1.00%	1.00%
ON Balanced Model	1.00%	1.00%	1.00%
ON Moderate Growth Model	—*	1.07%	1.07%
ON Growth Model	—*	1.14%	1.14%

*No limitation for this period

For purposes of calculating the expenses subject to the Operating Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Operating Expense Limitation Agreement will continue through April 30, 2024 and may only be terminated with the consent of the Board.

Under the terms of the current Operating Expense Limitation Agreement and prior Operating Expense Limitation Agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio’s current expense limitation. For the six-month period ended June 30, 2023, ONI recouped previously reimbursed expenses from the ON Moderately Conservative and ON Balanced Model Portfolios amounting to $5,000 and $126,000, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2019 to April 30, 2020 and May 1, 2020 to April 30, 2021. For the year ended December 31, 2022, ONI recouped previously reimbursed expenses from the ON Moderately Conservative and ON Balanced Model Portfolios amounting to $25,600 and $157,500, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018

177	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

to April 30, 2019 and May 1, 2019 to April 30, 2020. There were no reimbursed expenses under the current Operating Expense Limitation Agreement for the six-month period ended June 30, 2023 or the year ended December 31, 2022.

Amounts of expenses, previously reimbursed by ONI under the current Operating Expense Limitation Agreement and prior Operating Expense Limitation Agreements that are available for future recoupments at June 30, 2023 are as follows:

Portfolio	Expire April 30, 2024
ON Moderately Conservative Model	$174,635
ON Balanced Model	345,376

The Fund, along with ONLIC, NSLA and certain variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c), and an order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts (the “Substitution 1 Unaffiliated Funds”) for shares of different underlying funds (the “Substitution 1 Replacement Ohio National Fund Portfolios”). The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:

Substitution 1 Unaffiliated Funds	Substitution 1 Replacement Ohio National Fund Portfolios
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio

On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the “Substitution Date”) via cash redemptions of the Substitution 1 Unaffiliated Funds and cash subscriptions to the Substitution 1 Replacement Ohio National Fund Portfolios, with the exception of the transaction involving the ON U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was executed as an in-kind transfer of securities from the related Substitution 1 Unaffiliated Fund. The cost basis of each security transferred in-kind to the ON U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the Substitution Date, the annual net operating expenses of the applicable Substitution 1 Replacement Ohio National Fund Portfolios would not exceed the annual net operating expenses of the related Substitution 1 Unaffiliated Fund for the fiscal year ended December 31, 2019. On June 25, 2023, this set of expense limitations expired with no related reimbursement of expenses by ONI during the two-year period.

ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on March 28, 2022, which described the intent of those entities to execute a substitution of investment option pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of an unaffiliated fund available under certain variable contracts for shares of an affiliated fund option. In the substitution, each of ONLIC and NSLA exercised its contractual rights to substitute shares of Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I) (the “Existing Portfolio”), an external fund not affiliated with the Fund, with shares of ON Risk Managed Balanced Portfolio. The substitution transactions occurred as cash redemptions of the Existing Portfolio’s shares and cash subscriptions to the ON Risk Managed Balanced Portfolio’s shares on May 20, 2022.

In conjunction with the substitution transactions, the Fund entered into an expense limitation agreement with ONI, whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses of the ON Risk Managed Balanced Portfolio will not exceed 1.01% (the annual net operating expenses of the Existing Portfolio for the fiscal year ended December 31, 2021), stated as an annualized ratio of the ON Risk Managed Balanced Portfolio’s total fund expenses as a percent of its average net assets.

ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on July 22, 2022, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the

178	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

correspondence letter, those entities substituted shares of four unaffiliated funds (the “Substitution 3 Unaffiliated Funds”) currently available under certain variable contracts for shares of four affiliated fund options (the “Substitution 3 Replacement Ohio National Fund Portfolios”). The substitution transactions were:

Substitution 3 Unaffiliated Funds	Substitution 3 Replacement Ohio National Fund Portfolios
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	ON BlackRock Advantage Large Cap Growth Portfolio
TOPS® Managed Risk Balanced ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Balanced Portfolio
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Moderate Growth Portfolio
TOPS® Managed Risk Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Growth Portfolio

The substitution transactions occurred as cash redemptions of each Substitution 3 Unaffiliated Fund’s shares and cash subscriptions of each Substitution 3 Replacement Ohio National Fund Portfolio’s shares on October 14, 2022. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with the Substitution 3 Replacement Ohio National Fund Portfolios whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses for each applicable Substitution 3 Replacement Ohio National Fund Portfolio will not exceed the annual net operating expenses of the related Substitution 3 Unaffiliated Fund for the fiscal year ended December 31, 2021. The net operating expense limitation for each Substitution 3 Replacement Ohio National Fund Portfolio, stated as a percent of average net assets, are as follows:

Portfolio	Expense Limitation
ON BlackRock Advantage Large Cap Growth	0.85%
ON iShares Managed Risk Balanced	0.75%
ON iShares Managed Risk Moderate Growth	0.74%
ON iShares Managed Risk Growth	0.74%

There were no recorded liabilities related to any of the aforementioned expense limitation agreements at June 30, 2023 or any related reimbursement of expenses for the six-month period ended June 30, 2023.

Each Director is compensated based on an annual retainer fee of $165,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $5,000, and the Audit Committee chair receives an additional quarterly retainer fee of $2,500; each paid quarterly. For the six-month period ended June 30, 2023, Directors’ compensation and reimbursement of Director expenses by the Portfolios of the Fund totaled $434,227.

The accounting agent and custodian for the Fund is State Street Bank (Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2023, and the year ended December 31, 2022, respectively, were as follows:

	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	625,186	2,201,770	216,623	1,167,771	544,220	1,210,528
Capital shares issued on reinvested distributions	—	528,633	—	3,284,285	—	5,141,518
Capital shares redeemed	(905,715)	(2,991,069)	(1,492,372)	(2,150,462)	(3,324,045)	(7,253,319)

Net increase (decrease)	(280,529)	(260,666)	(1,275,749)	2,301,594	(2,779,825)	(901,273)

179	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

	ON Janus Henderson Forty		ON AB Small Cap		ON AB Mid Cap Core
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	980,607	1,327,545	387,009	703,232	99,133	240,928
Capital shares issued on reinvested distributions	—	47,838,024	—	6,990,052	—	1,485,148
Capital shares redeemed	(3,869,979)	(15,983,038)	(995,251)	(969,014)	(267,043)	(309,931)

Net increase (decrease)	(2,889,372)	33,182,531	(608,242)	6,724,270	(167,910)	1,416,145

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	542,973	3,047,516	335,828	285,237	220,368	273,983
Capital shares issued on reinvested distributions	—	4,222,467	—	3,861,394	—	440,246
Capital shares redeemed	(3,336,071)	(4,563,380)	(771,438)	(5,728,349)	(479,907)	(1,723,136)

Net increase (decrease)	(2,793,098)	2,706,603	(435,610)	(1,581,718)	(259,539)	(1,008,907)

	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	685,609	2,158,412	142,564	410,551	232,366	557,869
Capital shares issued on reinvested distributions	—	5,870,436	—	3,581,520	—	2,601,783
Capital shares redeemed	(2,673,106)	(3,768,108)	(1,283,339)	(1,578,057)	(808,437)	(1,023,579)

Net increase (decrease)	(1,987,497)	4,260,740	(1,140,775)	2,414,014	(576,071)	2,136,073

	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	950,057	3,188,763	746,151	52,373,466	1,345,061	70,287,422
Capital shares issued on reinvested distributions	—	3,203,958	—	4,745,946	—	4,048,639
Capital shares redeemed	(2,003,487)	(3,327,876)	(5,917,149)	(2,485,545)	(7,551,471)	(10,586,383)

Net increase (decrease)	(1,053,430)	3,064,845	(5,170,998)	54,633,867	(6,206,410)	63,749,678

	ON Federated Core Plus Bond		ON U.S. Low Volatility		ON AB Relative Value
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	2,936,030	8,774,734	1,979,303	1,423,502	484,393	7,638,051
Capital shares issued on reinvested distributions	—	1,057,582	—	2,456,090	—	9,777
Capital shares redeemed	(4,347,973)	(16,942,786)	(7,114,230)	(18,368,512)	(617,308)	(2,505,418)

Net increase (decrease)	(1,411,943)	(7,110,470)	(5,134,927)	(14,488,920)	(132,915)	5,142,410

180	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

	ON iShares Managed Risk Balanced		ON iShares Managed Risk Moderate Growth		ON iShares Managed Risk Growth
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Period from October 14, 2022 (inception) to December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Period from October 14, 2022 (inception) to December 31, 2022
Capital shares issued on sales	624,225	38,358,228	652,765	48,599,284	564,800	42,118,412
Capital shares issued on reinvested distributions	—	395,169	—	—	—	—
Capital shares redeemed	(6,383,618)	(7,250,837)	(3,911,130)	(2,223,894)	(3,436,801)	(1,869,205)

Net increase (decrease)	(5,759,393)	31,502,560	(3,258,365)	46,375,390	(2,872,001)	40,249,207

	ON Moderately Conservative Model		ON Balanced Model		ON Moderate Growth Model
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	267,402	1,504,508	781,644	1,082,295	780,313	3,018,771
Capital shares issued on reinvested distributions	—	1,829,040	—	9,039,322	—	19,300,790
Capital shares redeemed	(1,962,490)	(3,854,482)	(5,801,857)	(12,520,197)	(8,902,506)	(19,035,536)

Net increase (decrease)	(1,695,088)	(520,934)	(5,020,213)	(2,398,580)	(8,122,193)	3,284,025

	ON Growth Model
	Six-Month Period Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital shares issued on sales	142,549	533,307
Capital shares issued on reinvested distributions	—	5,185,557
Capital shares redeemed	(2,009,642)	(3,333,707)

Net increase (decrease)	(1,867,093)	2,385,157

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2023 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap
Cost of purchases	$36,957,645	$154,654,254	$290,520,992	$11,343,954	$29,578,066
Proceeds from sales	$17,279,052	$184,390,030	$327,523,680	$15,178,081	$35,725,600

	ON AB Mid Cap Core	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$18,980,436	$ 9,123,235	$106,441,131	$6,942,979	$ 4,410,672
Proceeds from sales	$22,481,984	$80,970,324	$110,746,190	$9,288,116	$29,135,725

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$151,748,484	$27,049,734	$39,067,625	$214,181,031	$450,988,763
Proceeds from sales	$176,086,766	$35,834,601	$50,130,357	$247,891,769	$535,313,376

181	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

	ON Federated Core Plus Bond	ON U.S. Low Volatility	ON AB Relative Value	ON iShares Managed Risk Balanced	ON iShares Managed Risk Moderate Growth
Cost of purchases	$81,706,600	$163,927,775	$47,656,892	$16,782,205	$14,071,836
Proceeds from sales	$35,026,103	$210,839,166	$48,107,151	$43,722,079	$11,022,625

	ON iShares Managed Risk Growth	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$11,523,045	$ 6,129,248	$26,939,888	$51,236,458	$10,652,104
Proceeds from sales	$13,709,158	$23,380,590	$79,955,748	$141,975,321	$32,753,641

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2023 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$—	$—	$168,628,005		$6,681,680
Proceeds from sales	$20,324,648	$2,554,297	$168,928,898		$72,022,553

(6)	Financial Instruments

The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.

When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. The ON Risk Managed Balanced Portfolio held previously purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the six-month period ended June 30, 2023. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. There were no transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended June 30, 2023.

Purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency,

182	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

on the last day of the contract and the relative value of those currencies on the date of executing the contract. Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of, and payment for, financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.

Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2023 as collateral for the Portfolios’ futures contracts. Cash holdings pledged are noted as “Cash subject to usage restrictions” on the Statements of Assets and Liabilities. The futures contracts, except those held by the ON Risk Managed Balanced, ON Federated Core Plus Bond, and ON iShares Managed Risk Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced and ON iShares Managed Risk Portfolios, futures contracts were used to provide for the Portfolios’ respective stated risk management strategies. For the ON Federated Core Plus Bond Portfolio, futures contracts were used to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio’s stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the six-month period ended June 30, 2023. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2023. For the six-month period ended June 30, 2023, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:

Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)

ON BlackRock Balanced Allocation	Portions of cash holdings	$32.2	$32.6
ON BlackRock Advantage International Equity	Portions of cash holdings	61.0	59.5
ON AB Mid Cap Core	Portions of cash holdings	0.0	0.3
ON S&P 500® Index	Portions of cash holdings and securities	90.8	98.4
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	18.9	19.3
ON Nasdaq-100® Index	Portions of cash holdings and securities	22.7	22.9
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	35.9	36.7
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	18.0	18.3
ON S&P MidCap 400® Index	Portions of cash holdings	31.5	32.2
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	62.5	63.5
ON Risk Managed Balanced	Portions of securities	1,115.0	1,136.5

183	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON Federated Core Plus Bond	Portions of securities	$456.1	$409.6
ON iShares Managed Risk Balanced	Portions of cash holdings	486.1	432.2
ON iShares Managed Risk Moderate Growth	Portions of cash holdings	276.6	250.9
ON iShares Managed Risk Growth	Portions of cash holdings	264.3	229.1

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2023, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities

ON BlackRock Balanced Allocation	Futures contracts	Equity price	$4,263,838	$4,152,718	(1)

ON BlackRock Advantage International Equity	Futures contracts	Equity price	6,789,825	6,739,816	(1)

ON S&P 500® Index	Futures contracts	Equity price	4,937,075	4,850,225	(1)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	2,468,538	2,407,788	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	1,840,440	1,808,545	(1)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	4,263,838	4,148,092	(1)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	1,903,700	1,889,481	(1)

ON S&P MidCap 400® Index	Futures contracts	Equity price	3,966,150	3,935,125	(1)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	5,214,580	5,062,710	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	19,321,917	18,825,355	(1)

	Futures contracts	Interest rate	492,050,162	499,721,073	(1)

	Purchased options	Equity price	55,631,984	—	(2)

ON Federated Core Plus Bond	Futures contracts	Interest rate	142,120,601	143,929,224	(1)

ON iShares Managed Risk Balanced	Futures contracts	Equity price	69,771,072	68,723,497	(1)

	Futures contracts	Interest rate	82,269,589	82,756,137	(1)

	Futures contracts	Foreign currency	36,201,777	35,993,187	(1)

ON iShares Managed Risk Moderate Growth	Futures contracts	Equity price	55,672,129	54,901,753	(1)

	Futures contracts	Interest rate	24,689,633	24,365,812	(1)

	Futures contracts	Foreign currency	27,712,845	27,577,465	(1)

ON iShares Managed Risk Growth	Futures contracts	Equity price	47,159,707	46,505,436	(1)

	Futures contracts	Interest rate	21,403,192	21,114,469	(1)

	Futures contracts	Foreign currency	30,053,610	29,935,266	(1)

(1)

Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio’s Schedule of Open Futures Contracts details the values by futures contract type.

(2)	Investments in securities of unaffiliated issuers, at value.

184	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations

ON BlackRock Balanced Allocation	Futures contracts	Equity price	$415,617	$228,934	(1),(2)

ON BlackRock Advantage International Equity	Futures contracts	Equity price	579,928	241,422	(1),(2)

ON AB Mid Cap Core	Futures contracts	Equity price	11,226	7,212	(1),(2)

ON S&P 500® Index	Futures contracts	Equity price	795,832	596,078	(1),(2)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	316,549	155,614	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	393,125	115,750	(1),(2)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	489,955	256,833	(1),(2)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	64,587	67,638	(1),(2)

ON S&P MidCap 400® Index	Futures contracts	Equity price	111,986	100,457	(1),(2)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	1,435,030	491,880	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	(1,198,798)	(2,765,753)	(1),(2)

	Futures contracts	Interest rate	29,173	(5,032,807)	(1),(2)

	Purchased options	Equity price	—	(9,644,143)	(3),(4)

ON Federated Core Plus Bond	Futures contracts	Interest rate	(1,389,511)	(1,779,836)	(1),(2)

ON iShares Managed Risk Balanced	Futures contracts	Equity price	6,640,042	2,184,439	(1),(2)

	Futures contracts	Interest rate	474,591	(132,633)	(1),(2)

	Futures contracts	Foreign currency	436,599	251,853	(1),(2)

ON iShares Managed Risk Moderate Growth	Futures contracts	Equity price	4,512,064	2,518,981	(1),(2)

	Futures contracts	Interest rate	676,908	324,061	(1),(2)

	Futures contracts	Foreign currency	314,968	136,789	(1),(2)

ON iShares Managed Risk Growth	Futures contracts	Equity price	3,151,559	1,852,713	(1),(2)

	Futures contracts	Interest rate	601,957	288,928	(1),(2)

	Futures contracts	Foreign currency	386,487	120,749	(1),(2)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2023, there were no outstanding derivative transactions subject to netting arrangements.

185	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2023 for federal income tax purposes.

	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap	ON AB Mid Cap Core

Gross unrealized:
Appreciation	$361,140	$47,054,014	$39,155,025	$11,994,078	$14,415,077	$8,720,986
Depreciation	(26,224,179)	(29,305,036)	(19,093,558)	(3,513,961)	(16,917,398)	(10,327,555)

Net unrealized appreciation (depreciation)	$(25,863,039)	$17,748,978	$20,061,467	$8,480,117	$(2,502,321)	$(1,606,569)

Aggregate cost of investments:	$240,460,571	$410,724,675	$329,935,522	$42,839,864	$121,374,160	$81,747,052

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth

Gross unrealized:
Appreciation	$445,506,465	$11,039,728	$516,008	$113,344,554	$47,703,705	$21,440,907
Depreciation	(46,612,059)	(12,837,385)	(14,463,347)	(8,614,068)	(12,093,709)	(31,248,327)

Net unrealized appreciation (depreciation)	$398,894,406	$(1,797,657)	$(13,947,339)	$104,730,486	$35,609,996	$(9,807,420)

Aggregate cost of investments:	$692,559,645	$203,223,622	$133,971,683	$151,342,545	$295,110,960	$150,290,843

	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON U.S. Low Volatility	ON AB Relative Value

Gross unrealized:
Appreciation	$83,364,639	$75,256,760	$100,473,076	$581,122	$72,390,725	$9,459,563
Depreciation	(35,591,870)	(7,554,121)	(66,925,781)	(61,981,062)	(32,067,441)	(3,738,922)

Net unrealized appreciation (depreciation)	$47,772,769	$67,702,639	$33,547,295	$(61,399,940)	$40,323,284	$5,720,641

Aggregate cost of investments:	$336,432,400	$364,496,813	$1,108,891,764	$588,641,912	$677,890,740	$118,715,604

	ON iShares Managed Risk Balanced	ON iShares Managed Risk Moderate Growth	ON iShares Managed Risk Growth	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model

Gross unrealized:
Appreciation	$27,844,218	$57,518,533	$63,301,348	$5,637,677	$36,936,199	$77,045,934
Depreciation	(16,377,192)	616,959	(1,047,075)	(22,388,213)	(75,653,040)	(139,813,802)

Net unrealized appreciation (depreciation)	$11,467,026	$58,135,492	$62,254,273	$(16,750,536)	$(38,716,841)	$(62,767,868)

Aggregate cost of investments:	$570,166,597	$420,425,991	$362,531,274	$224,937,694	$831,780,030	$1,554,014,162

186

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2023 (Unaudited)

ON Growth Model

Gross unrealized:
Appreciation	$18,098,534
Depreciation	(34,262,353)

Net unrealized depreciation	$(16,163,819)

Aggregate cost of investments:	$361,603,966

187

Ohio National Fund, Inc.

Additional Information	June 30, 2023 (Unaudited)

(1)	Review and Approval of Advisory and Sub-Advisory Agreement for ON Fidelity Institutional AM® Equity Growth Portfolio

At a meeting held on May 22, 2023, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of the Fund, approved an amendment to the Investment Advisory Agreement (“Advisory Agreement) between the Fund and Ohio National Investments, Inc. (the “Adviser”) and approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and FIAM LLC (“Sub-Adviser”) for the ON Janus Henderson Forty Portfolio (the “Portfolio”). The Portfolio was originally sub-advised by Janus Henderson Investors U.S. LLC (“Janus”). As of July 28, 2023, the Portfolio is known as the ON Fidelity Institutional AM® Equity Growth Portfolio.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the Portfolio on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expense accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for a fund employing a strategy similar to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

Experienced independent legal counsel assisted the Board throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory Agreement in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors considered in evaluating whether to approve the amended Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent, and quality of the advisory services the Adviser anticipates providing to the Portfolio. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel submitted by the Adviser at a meeting on May 22, 2023. The Directors considered information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent, and quality of services the Adviser anticipates providing to the Portfolio.

The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser. As part of its review, the Board reviewed information regarding the operations, procedures, and personnel of the Sub-Adviser. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.

Investment Performance

To assist the Board in its consideration of the Sub-Advisory Agreement, the Board reviewed the performance of the Portfolio as compared to a comparable retail fund managed by the Sub-Adviser that utilizes a strategy similar to that of the Portfolio and to the Russell 1000 Growth Index, the Portfolio’s benchmark. The Directors noted that the comparable fund outperformed both the Portfolio and the benchmark for the 1-year, 3-year and 5-year periods ended March 31, 2023, and placed in the 38th, 8th and 9th peer group

188	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2023 (Unaudited)

percentiles, respectively, for the same periods. Based on this performance, the Directors concluded that the Sub-Adviser has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of sub-advisers, and the Adviser’s timeliness in responding to performance issues, with respect to the other Portfolios of the Fund.

Fees and Expenses

The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group. The Directors reviewed the proposed advisory fee to be paid to the Adviser by the Portfolio and noted the five-basis point reduction in the fee. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying the sub-advisory fee to the Sub-Adviser. The Board evaluated whether the net advisory fee received by the Adviser for the Portfolio, after paying sub-advisory fee to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Board also considered the reasonableness of the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the proposed amended advisory fee payable by the Portfolio was one basis point below the average fee payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. The Directors considered that the Portfolio’s proposed advisory fee was in the 42nd percentile and below the peer group average and the Portfolio’s net expense ratio was 12 basis points below the peer group average and in the 30th percentile. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors noted that the advisory fee schedule contains breakpoints that would reduce the advisory fees on assets above a specified level as the Portfolio’s assets increase. After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate. The Board concluded that the profitability and potential realization of economies of scale by the Portfolio from the sub-advisory arrangement with the unaffiliated Sub-Adviser is a matter more appropriately considered at the Advisory Agreement level and should not be a material factor in its consideration of the Sub-Advisory Agreement.

After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, in addition to the conclusions set forth above: (1) the Adviser and Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and Sub-Advisory Agreement, respectively; (2) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (3) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (4) the Adviser and Sub-Adviser maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and approval of the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and to approve the Sub-Advisory Agreement for the Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2023 and held through June 30, 2023.

189	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2023 (Unaudited)

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning Investment Value	Ending Investment Value	Expenses Paid During Period*	Expense Ratio During Period 1/1/2023 – 6/30/2023
Portfolio	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023	(Annualized)

ON Bond	$1,000.00	$1,030.90	$3.07	0.61%
ON BlackRock Balanced Allocation	$1,000.00	$1,126.50	$3.01	0.57%
ON BlackRock Advantage International Equity	$1,000.00	$1,129.10	$4.75	0.90%
ON Janus Henderson Forty	$1,000.00	$1,260.50	$5.10	0.91%
ON AB Small Cap	$1,000.00	$1,111.00	$4.50	0.86%
ON AB Mid Cap Core	$1,000.00	$1,091.80	$4.62	0.89%
ON S&P 500® Index	$1,000.00	$1,166.80	$2.04	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,053.30	$3.77	0.74%
ON Federated High Income Bond.	$1,000.00	$1,050.10	$4.37	0.86%
ON Nasdaq-100® Index	$1,000.00	$1,390.90	$2.55	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,162.50	$3.70	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,128.70	$4.54	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,086.10	$2.17	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,280.10	$4.01	0.71%
ON Risk Managed Balanced	$1,000.00	$1,064.60	$4.35	0.85%
ON Federated Core Plus Bond	$1,000.00	$1,018.10	$2.80	0.56%
ON U.S. Low Volatility.	$1,000.00	$1,053.10	$3.11	0.61%
ON AB Relative Value	$1,000.00	$1,035.90	$3.68	0.73%
ON iShares Managed Risk Balanced	$1,000.00	$1,082.20	$3.05	0.59%
ON iShares Managed Risk Moderate Growth	$1,000.00	$1,100.10	$3.07	0.59%
ON iShares Managed Risk Growth	$1,000.00	$1,123.60	$3.11	0.59%
ON Moderately Conservative Model	$1,000.00	$1,062.80	$2.40	0.47%
ON Balanced Model	$1,000.00	$1,078.40	$2.37	0.46%
ON Moderate Growth Model	$1,000.00	$1,098.30	$2.19	0.42%
ON Growth Model	$1,000.00	$1,113.60	$2.31	0.44%

*

Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Investment Value	Ending Investment Value	Expenses Paid During Period*	Expense Ratio During Period 1/1/2023 – 6/30/2023
Portfolio	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023	(Annualized)

ON Bond	$1,000.00	$1,021.77	$3.06	0.61%

190	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2023 (Unaudited)

	Beginning Investment Value	Ending Investment Value	Expenses Paid During Period*	Expense Ratio During Period 1/1/2023 – 6/30/2023
Portfolio	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023	(Annualized)

ON BlackRock Balanced Allocation	$1,000.00	$1,021.97	$2.86	0.57%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.33	$4.51	0.90%
ON Janus Henderson Forty	$1,000.00	$1,020.28	$4.56	0.91%
ON AB Small Cap	$1,000.00	$1,020.53	$4.31	0.86%
ON AB Mid Cap Core	$1,000.00	$1,020.38	$4.46	0.89%
ON S&P 500® Index	$1,000.00	$1,022.91	$1.91	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.12	$3.71	0.74%
ON Federated High Income Bond.	$1,000.00	$1,020.53	$4.31	0.86%
ON Nasdaq-100® Index	$1,000.00	$1,022.66	$2.16	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.37	$3.46	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.53	$4.31	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,022.71	$2.11	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.27	$3.56	0.71%
ON Risk Managed Balanced	$1,000.00	$1,020.58	$4.26	0.85%
ON Federated Core Plus Bond	$1,000.00	$1,022.02	$2.81	0.56%
ON U.S. Low Volatility.	$1,000.00	$1,021.77	$3.06	0.61%
ON AB Relative Value	$1,000.00	$1,021.17	$3.66	0.73%
ON iShares Managed Risk Balanced	$1,000.00	$1,021.87	$2.96	0.59%
ON iShares Managed Risk Moderate Growth	$1,000.00	$1,021.87	$2.96	0.59%
ON iShares Managed Risk Growth	$1,000.00	$1,021.87	$2.96	0.59%
ON Moderately Conservative Model	$1,000.00	$1,022.46	$2.36	0.47%
ON Balanced Model	$1,000.00	$1,022.51	$2.31	0.46%
ON Moderate Growth Model	$1,000.00	$1,022.71	$2.11	0.42%
ON Growth Model	$1,000.00	$1,022.61	$2.21	0.44%

*

Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Disclosures

The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

191

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2023 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent Directors

Christopher A. Carlson One Financial Way Cincinnati, Ohio	64	Chair and Director, Member of Audit and Independent Directors Committees	Indefinite; Since July 2020	25	President/Vice Chair and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	68	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - 2021); Director: ALLETE, Inc. (2004 - Present).

Geoffrey Keenan One Financial Way Cincinnati, Ohio	64	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - December 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	74	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).

Julia W. Poston One Financial Way Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	25	Partner; Ernst & Young LLP (June 2002 – June 2020); Independent Trustee: The Royce Funds (16 Portfolios) (August 2023 - Present); Independent Trustee: The James Advantage Funds (4 Portfolios) (August 2022 - Present); Director: Al. Neyer Corp. (August 2020 - Present); Director: Master Chemical Corp. (August 2021 - Present).

Officers

Thomas G. Mooney One Financial Way Cincinnati, Ohio	41	Interim President	Indefinite; Since March 2023		Vice President: ONI (February 2023 – Present); MutualFund Analyst Officer: ONLIC (February 2023 – Present); Fund Evaluation Analyst: ONLIC (July 2022 – February 2023); Full-time Parent (November 2017 – July 2022); Product Manager, Investment Products: Touchstone Mutual Funds (November 2013 – November 2017).

R. Todd Brockman One Financial Way Cincinnati, Ohio	54	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI (2004 - Present).

Kimberly A. Plante One Financial Way Cincinnati, Ohio	49	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

192

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2023 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Keith Dwyer One Financial Way Cincinnati, Ohio	50	Chief Compliance Officer	Indefinite; Since August 2016		Vice President, Fund Compliance: ONLIC (January 2022 - Present); Second Vice President, Fund Compliance: ONLIC (August 2016 - January 2022); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - Present).

Daniel P. Leming One Financial Way Cincinnati, Ohio	38	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020).

Timothy A. Abbott One Financial Way Cincinnati, Ohio	51	Assistant Secretary	Indefinite; Since February 2022		Assistant Counsel: ONLIC (February 2023 - Present); Senior Attorney: ONLIC (March 2021 – February2023); Compliance Consultant: ONLIC (January 2017 – March 2021); Officer of various other Ohio National-affiliated companies (June 2021 – Present).

Matthew J. Donlan One Financial Way Cincinnati, Ohio	32	Financial Reporting Officer	Indefinite; Since February 2023		Director, Mutual Fund Financial Reporting: ONLIC (June 2021 – Present); Assistant Director, Mutual Fund Financial Reporting: ONLIC (January 2020 – June 2021); Mutual Fund Reporting Manager: ONLIC (May 2017 – December 2019).

193

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Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 45201 Form 1325 Rev. 8-23	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

Item 2.	Code Of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within the most recent fiscal half-year of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable for semiannual reports.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Thomas G. Mooney

Thomas G. Mooney
Interim President
(Principal Executive Officer)
Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas G. Mooney

Thomas G. Mooney
Interim President
(Principal Executive Officer)
Date:	September 6, 2023

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
(Principal Financial Officer)
Date:	September 6, 2023